UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

AB VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2022

Date of reporting period: December 31, 2022

Explanatory Note:

Enclosed for filing you will find an amended Form N-CSR of the registrant’s original 2022 Form N-CSR filing of the referenced period. The purpose of this amended filing is to update Item 11 (b) and Item 13 (which is addressed in exhibits labeled Exhibit 12 (b)(1) and Exhibit 12 (b)(2) in the original filings). Except as set forth above, no other changes have been made to the Form N-CSR, and this amended filing does not amend, update or change any other items or disclosure found in the Form N-CSR.

ITEM 1. REPORTS TO STOCKHOLDERS.

DEC    12.31.22

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	BALANCED HEDGED ALLOCATION PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

BALANCED HEDGED ALLOCATION

PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2023

The following is an update of AB Variable Products Series Fund—Balanced Hedged Allocation Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2022. Prior to May 1, 2022, the Portfolio was named Balanced Wealth Strategy Portfolio.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk.

The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) that is designed as a solution for investors who seek exposure to equity returns but also want the risk diversification offered by fixed-income securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio also utilizes a risk management portfolio intended to enhance the risk-adjusted return of the Portfolio (the “Risk Management Component”). A portfolio’s return is enhanced on a risk-adjusted basis when the portfolio achieves lower volatility with similar returns, or higher returns at similar volatility, compared to its benchmark. Both Components are actively managed by the Adviser as an integrated whole.

With respect to the Balanced Component, the Portfolio typically invests in shares of exchange-traded funds (“ETFs”), most or all of which are passively managed; in exchange-traded derivatives; and directly in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. Through its investments, the Portfolio gains exposure to various domestic and foreign markets, regions and countries, including emerging markets. The Portfolio normally invests at least 25% of its assets in equity investments, primarily consisting of but not limited to ETFs. The Portfolio normally invests at least 25% of its assets in US fixed-income investments, primarily consisting of but not limited to US bond ETFs and US government securities, including Treasury Inflation-Protected Securities (“TIPS”). The Portfolio’s fixed-income exposure consists primarily of investment-grade debt and may from time to time include lower-rated debt (“junk bonds”). The Portfolio may also seek exposure to real assets by investing in real estate-related ETFs. The Portfolio uses derivatives to gain access to or adjust its equity and fixed-income exposures.

With respect to the Risk Management Component, the Adviser seeks to enhance the risk-adjusted return of the Portfolio, attempting to enhance market exposure in rising markets and reduce risk in downturns. The Adviser employs a variety of risk management techniques in its strategy, primarily using derivative instruments. The Adviser attempts to stabilize current returns of the Portfolio by using techniques designed to limit the downside exposure of the Portfolio during periods of market declines, to add market exposure to the Portfolio during periods of normal or rising markets, and to reduce the volatility of the Portfolio. The Adviser uses risk management techniques designed to protect the Portfolio’s ability to generate future income. These techniques may use strategies including options (involving the purchase and/or writing of various combinations of call and/or put index options, and also may include options on individual securities) and futures contracts (including futures contracts on stock indices and US Treasuries).

Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposures than making direct investments. The derivative instruments may include “long” and “short” positions in futures, options and swap contracts. The Portfolio may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities and, as noted below, may use currency derivatives to hedge or add foreign currency exposure. The Risk Management Component may also include “long” and “short” positions in US government securities and cash instruments.

The Adviser may employ currency hedging strategies in the Portfolio, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so.

The Adviser considers a variety of factors in determining whether to sell a security, including changes in market conditions and changes in prospects for the security.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared with its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg US Aggregate Bond Index, for the one-, five- and 10-year periods ended December 31, 2022. The table also includes the previous secondary benchmark, Bloomberg Global Aggregate Bond Index (USD hedged).

For the annual period, all share classes of the Portfolio underperformed the primary benchmark and the

1

AB Variable Products Series Fund

Bloomberg US Aggregate Bond Index. The Portfolio’s more diversified approach, which balances exposures to equities, bonds and risk-management techniques, underperformed the all-equity benchmark. During the period, equities, fixed-income assets and equity index options detracted from absolute performance.

During the annual period, the Portfolio used derivatives for hedging and investment purposes in the form of currency forwards, credit default swaps and inflation Consumer Price Index swaps, which added to absolute returns, while futures, interest rate swaps and purchased options detracted.

The Portfolio’s repositioning due to the transition to the new investment strategy was a significant contributor to the Portfolio’s turnover rate of 135%.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the annual period ended December 31, 2022. In response to persistently high inflation, central banks—led by the US Federal Reserve (the “Fed”)—took a hawkish pivot, which raised concerns that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back after the Fed announced its first interest-rate hike in March 2022, which was followed by six additional rate raises, including four consecutive 0.75% increases. Equity markets rebounded briefly at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes. Optimism faded and equity markets gave back gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its higher-for-longer conviction. Both value- and growth-oriented stocks declined for the year. Value stocks significantly outperformed growth stocks, as growth stocks have been pressured more by rising interest rates throughout most of the year. Large-cap stocks narrowly outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

Fixed-income government bond market yields rose sharply, and bond prices fell significantly in all major developed markets, as most central banks raised interest rates to combat high and persistent inflation. Lower-than-expected inflation numbers late in the period led to optimism that central bank policy rate increases would moderate. Longer-term bonds fell the most in the UK and eurozone, and by the least in Japan. Securitized assets generally outperformed other credit-risk sectors. Global investment-grade corporate bonds, which typically have longer maturities and are more sensitive to changes in yields than high-yield corporates, underperformed global treasuries—trailing US Treasury bonds in the US while outperforming eurozone treasuries in the euro bloc. Developed-market high-yield corporate bonds modestly outperformed global treasuries, trailing in the US and outperforming in the eurozone relative to respective treasury markets. Emerging-market sovereign bonds trailed as the US dollar gained on the vast majority of currencies. Emerging-market corporate bonds and local-currency bonds also fell sharply. Brent crude oil prices were extremely volatile and rose during the period.

The Portfolio’s Senior Investment Management Team seeks enhanced risk-adjusted returns by utilizing a blend of US, international and emerging-market equities as well as diversifiers in the form of fixed-income, real estate investment trusts (“REITs”) and TIPS. The Portfolio also features a US Treasury futures overlay to benefit from potentially low correlation between Treasuries and equities. The blended equity and fixed-income exposures, combined with the US Treasury overlay and dynamic equity allocation (including equity index options) offer the potential to achieve higher risk-adjusted returns.

2

BALANCED HEDGED ALLOCATION PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Bloomberg Global Aggregate Bond Index (USD hedged) represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Allocation Risk: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or US or non-US securities may have a more significant effect on the Portfolio’s net asset value (“NAV”) when one of these investment strategies is performing more poorly than others.

ETF Risk: ETFs are investment companies and are subject to market and selection risk. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the Portfolio’s returns.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy initiatives and resulting market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Real Assets Risk: The Portfolio’s investments in securities linked to real assets involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets expose the Portfolio to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located. Changes in inflation rates or in the market’s inflation expectations may adversely affect the market value of inflation-sensitive equities. The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Portfolio’s losses.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain Portfolio performance information current to the most recent month-end.

Effective May 1, 2022, the Portfolio made certain changes to its principal strategies, including the modification of the strategies to invest in ETFs, most or all of which are passively managed; reduce allocations to international securities; add the Risk Management Component; and eliminate the targets for allocation of investments in natural resource equity securities and inflation-sensitive equity securities. In addition, effective May 1, 2018, the Portfolio amended its principal strategies by eliminating the static targets for allocation of investments among asset classes, changing the securities selection strategies used for the equity portion of the Portfolio, and broadening the types of real asset securities in which the Portfolio invests. In light of these changes, the performance shown for periods prior to May 1, 2022, is based on the Portfolio’s prior principal strategies and may not be representative of the Portfolio’s performance under its current principal strategies.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

BALANCED HEDGED ALLOCATION PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2022 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Balanced Hedged Allocation Portfolio Class A2	-18.99%	2.31%	5.63%

Balanced Hedged Allocation Portfolio Class B2	-19.17%	2.06%	5.37%

Primary Benchmark: MSCI ACWI (net)	-18.36%	5.23%	7.98%

Bloomberg US Aggregate Bond Index[3]	-13.01%	0.02%	1.06%

Bloomberg Global Aggregate Bond Index (USD hedged)	-11.22%	0.36%	1.70%

1   Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2022, by 0.02%.

3   Effective May 1, 2022, the secondary index used for comparison with the Portfolio’s performance has changed from the Bloomberg Global Aggregate Bond Index (USD hedged) to the Bloomberg US Aggregate Bond Index to show how the Portfolio’s performance compares with the returns of an index of securities similar to those in which the Portfolio invests.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.67% and 0.92% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2012 TO 12/31/2022 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Balanced Hedged Allocation Portfolio Class A shares (from 12/31/2012 to 12/31/2022) as compared with the performance of the Portfolio’s current and previous benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

5

BALANCED HEDGED ALLOCATION PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$963.50	$3.41	0.69%	$3.76	0.76%
Hypothetical**	$1,000	$1,021.73	$3.52	0.69%	$3.87	0.76%

Class B
Actual	$1,000	$963.00	$4.65	0.94%	$5.00	1.01%
Hypothetical**	$1,000	$1,020.47	$4.79	0.94%	$5.14	1.01%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

BALANCED HEDGED ALLOCATION PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2022 (unaudited)	AB Variable Products Series Fund

SECURITY	U.S. $ VALUE	PERCENT OF NET ASSETS
iShares Core S&P 500 ETF	$53,434,774	30.1%
iShares Core U.S. Aggregate Bond ETF	28,379,274	16.0
Vanguard Total Bond Market ETF	28,362,432	16.0
iShares Core MSCI EAFE ETF	21,697,280	12.2
iShares Core MSCI Emerging Markets ETF	11,441,500	6.4
Vanguard Mid-Cap ETF	5,747,442	3.2
U.S. Treasury Notes	4,597,847	2.6
Vanguard Small-Cap ETF	4,129,650	2.3
Vanguard Real Estate ETF	4,041,520	2.3
S&P 500 Index	2,593,500	1.5

	$164,425,219	92.6%

SECURITY TYPE BREAKDOWN2

December 31, 2022 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Investment Companies	$157,233,872	88.4%
Options Purchased—Puts	6,559,555	3.7
Inflation-Linked Securities	4,597,847	2.6
Options Purchased—Calls	1,588,210	0.9
Corporates—Investment Grade	193,998	0.1
Short-Term Investments	7,692,198	4.3

Total Investments	$177,865,680	100.0%

1	Long-term investments.

2	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

7

BALANCED HEDGED ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2022	AB Variable Products Series Fund

Company	Shares		U.S. $ Value

INVESTMENT COMPANIES–88.7%
FUNDS AND INVESTMENT TRUSTS–88.7%(a)
iShares Core MSCI EAFE ETF		352,000	$21,697,280
iShares Core MSCI Emerging Markets ETF		245,000	11,441,500
iShares Core S&P 500 ETF		139,077	53,434,774
iShares Core U.S. Aggregate Bond ETF		292,600	28,379,274
Vanguard Mid-Cap ETF(b)		28,200	5,747,442
Vanguard Real Estate ETF(b)		49,000	4,041,520
Vanguard Small-Cap ETF(b)		22,500	4,129,650
Vanguard Total Bond Market ETF		394,800	28,362,432

Total Investment Companies (cost $170,696,688)			157,233,872

	Notional Amount
OPTIONS PURCHASED–PUTS–3.7%
OPTIONS ON EQUITY INDICES–3.7%
S&P 500 Index Expiration: Dec 2024; Contracts: 50; Exercise Price: USD 4,200.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	21,000,000	2,593,500
S&P 500 Index Expiration: Dec 2024; Contracts: 35; Exercise Price: USD 4,100.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	14,350,000	1,666,525
S&P 500 Index Expiration: Dec 2024; Contracts: 27; Exercise Price: USD 4,000.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	10,800,000	1,171,530

S&P 500 Index Expiration: Dec 2024; Contracts: 20; Exercise Price: USD 4,300.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	8,600,000	1,128,000

Total Options Purchased–Puts (premiums paid $7,009,410)			6,559,555

	Principal Amount (000)
INFLATION-LINKED SECURITIES–2.6%
UNITED STATES–2.6%
U.S. Treasury Notes 0.125%, 01/15/2032 (cost $5,268,986)	U.S.$	5,239	4,597,847

	Notional Amount
OPTIONS PURCHASED–CALLS–0.9%
OPTIONS ON EQUITY INDICES–0.9%
S&P 500 Index Expiration: Dec 2024; Contracts: 15; Exercise Price: USD 4,200.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	6,300,000	613,950
S&P 500 Index Expiration: Dec 2024; Contracts: 12; Exercise Price: USD 4,000.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	4,800,000	611,160
S&P 500 Index Expiration: Dec 2024; Contracts: 10; Exercise Price: USD 4,300.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	4,300,000	363,100

Total Options Purchased–Calls (premiums paid $1,955,535)			1,588,210

8

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CORPORATES–INVESTMENT GRADE–0.1%
INDUSTRIAL–0.1%
SERVICES–0.1%
Chicago Parking Meters 4.93%, 12/30/2025(d) (cost $200,000)	U.S.$	200	$193,998

	Shares
COMMON STOCKS–0.0%
ENERGY – 0.0%
OIL, GAS & CONSUMABLE FUELS–0.0%
Gazprom PJSC(d)(e)		31,460	–0	–
LUKOIL PJSC(d)(e)		790	–0	–

			–0	–

MATERIALS–0.0%
METALS & MINING–0.0%
MMC Norilsk Nickel PJSC (ADR)(c)(d)(e)		2,540	–0	–

Total Common Stocks (cost $272,623)			–0	–

SHORT-TERM INVESTMENTS–4.3%
INVESTMENT COMPANIES – 4.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.12%(a)(f)(g) (cost $7,692,198)		7,692,198	7,692,198

Total Investments Before Security Lending Collateral for Securities Loaned–100.3% (cost $193,095,440)			177,865,680

		Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.1%
INVESTMENT COMPANIES–1.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.12%(a)(f)(g) (cost $1,978,425)		1,978,425	$1,978,425

TOTAL INVESTMENTS–101.4% (cost $195,073,865)			179,844,105
Other assets less liabilities–(1.4)%			(2,453,679)

NET ASSETS–100.0%			$177,390,426

9

BALANCED HEDGED ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
E-Mini Russell 2000 Futures	2	March 2023	$177,090	$(11,464)
MSCI EAFE Futures	7	March 2023	682,290	(29,837)
MSCI Emerging Markets Futures	5	March 2023	239,850	(8,702)
S&P 500 E-Mini Futures	93	March 2023	17,953,650	(659,084)
S&P Mid 400 E-Mini Futures	2	March 2023	488,520	(19,780)
U.S. Long Bond (CBT) Futures	50	March 2023	6,267,188	(57,315)
U.S. T-Note 10 Yr (CBT) Futures	536	March 2023	60,191,125	(408,778)

				$(1,194,960)

(a)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Non-income producing security.

(d)	Fair valued by the Adviser.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Affiliated investments.

(g)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

MSCI—Morgan Stanley Capital International

PJSC—Public Joint Stock Company

See notes to financial statements.

10

BALANCED HEDGED ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2022	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $185,403,242)	$170,173,482	(a)
Affiliated issuers (cost $9,670,623—including investment of cash collateral for securities loaned of $1,978,425)	9,670,623
Cash	2,471
Foreign currencies, at value (cost $11)	12
Affiliated dividends receivable	28,549
Receivable for capital stock sold	27,145
Unaffiliated dividends and interest receivable	26,087
Receivable for investment securities sold	5

Total assets	179,928,374

LIABILITIES
Payable for collateral received on securities loaned	1,978,425
Payable for variation margin on futures	147,296
Advisory fee payable	68,958
Payable for capital stock redeemed	39,600
Distribution fee payable	35,301
Administrative fee payable	23,956
Foreign capital gains tax payable	13,800
Transfer Agent fee payable	150
Accrued expenses	230,462

Total liabilities	2,537,948

NET ASSETS	$177,390,426

COMPOSITION OF NET ASSETS
Capital stock, at par	$21,739
Additional paid-in capital	182,087,411
Accumulated loss	(4,718,724)

NET ASSETS	$177,390,426

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$16,241,235	1,961,152	$8.28

B	$161,149,191	19,778,053	$8.15

(a)	Includes securities on loan with a value of $8,441,350 (see Note E).

See notes to financial statements.

11

BALANCED HEDGED ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2022	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $27,846)	$3,460,506
Affiliated issuers	139,426
Interest (net of foreign taxes withheld of $143)	721,069
Securities lending income	12,841

4,333,842

EXPENSES
Advisory fee (see Note B)	995,302
Distribution fee—Class B	465,033
Transfer agency—Class A	460
Transfer agency—Class B	4,661
Custody and accounting	120,024
Audit and tax	107,406
Administrative	92,509
Legal	69,114
Directors’ fees	20,109
Printing	15,325
Miscellaneous	23,233

Total expenses	1,913,176
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(155,733)

Net expenses	1,757,443

Net investment income	2,576,399

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Affiliated Underlying Portfolios	(3,685,980)
Investment transactions(a)	22,135,291
Forward currency exchange contracts	2,260,394
Futures	(8,073,709)
Swaps	264,013
Foreign currency transactions	(2,605,361)
Net change in unrealized appreciation (depreciation) of:
Affiliated Underlying Portfolios	(4,266,342)
Investments(b)	(52,375,945)
Forward currency exchange contracts	(491,430)
Futures	(1,220,824)
Swaps	49,082
Foreign currency denominated assets and liabilities	(5,038)

Net loss on investment and foreign currency transactions	(48,015,849)

Contributions from Affiliates (see Note B)	2,636

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(45,436,814)

(a)	Net of foreign realized capital gains taxes of $6,888.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $1,429.

See notes to financial statements.

12

BALANCED HEDGED ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2022		Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,576,399		$3,030,763
Net realized gain on investment and foreign currency transactions	10,294,648		20,060,382
Net realized gain distributions from Underlying Portfolios	–0	–	2,321,524
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(58,310,497)		5,781,625
Contributions from Affiliates (see Note B)	2,636		72

Net increase (decrease) in net assets from operations	(45,436,814)		31,194,366
Distributions to Shareholders
Class A	(2,419,129)		(615,351)
Class B	(24,164,652)		(5,621,797)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	3,638,903		(22,864,424)

Total increase (decrease)	(68,381,692)		2,092,794
NET ASSETS
Beginning of period	245,772,118		243,679,324

End of period	$177,390,426		$245,772,118

See notes to financial statements.

13

BALANCED HEDGED ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2022	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Balanced Hedged Allocation Portfolio (the “Portfolio”) (formerly known as AB Balanced Wealth Strategy Portfolio) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the determination of AllianceBernstein L.P. (the “Adviser”) of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 10 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, the Adviser serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

14

AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

15

BALANCED HEDGED ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2022:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Investment Companies	$157,233,872		$–0	–	$–0	–	$157,233,872
Options Purchased—Puts	–0	–	6,559,555		–0	–	6,559,555
Inflation-Linked Securities	–0	–	4,597,847		–0	–	4,597,847
Options Purchased—Calls	–0	–	1,588,210		–0	–	1,588,210
Corporates—Investment Grade	–0	–	193,998		–0	–	193,998
Common Stocks:
Energy	–0	–	–0	–	0	(a)	–0	–
Materials	–0	–	–0	–	0	(a)	–0	–
Short-Term Investments	7,692,198		–0	–	–0	–	7,692,198
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,978,425		–0	–	–0	–	1,978,425

Total Investments in Securities	166,904,495		12,939,610		0	(a)	179,844,105
Other Financial Instruments(b):
Assets	–0	–	–0	–	–0	–	–0	–
Liabilities:
Futures	(1,194,960)		–0	–	–0	–	(1,194,960	)(c)

Total	$165,709,535		$12,939,610		$0	(a)	$178,649,145

(a)	The Portfolio held securities with zero market value at period end.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)	Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

16

AB Variable Products Series Fund

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .425% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Prior to May 2, 2022, the Portfolio paid the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2022, there was no such reimbursement. This fee waiver and/or expense reimbursement agreement extends through May 1, 2023 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2022, the reimbursement for such services amounted to $92,509.

17

BALANCED HEDGED ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,773 for the year ended December 31, 2022.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2022, such waiver amounted to $8,111.

In connection with the Portfolio’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Portfolio as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until May 1, 2023. For the year ended December 31, 2022, such waivers and/or reimbursements amounted to $147,074.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2022 is as follows:

											Distributions
Fund	Market Value 12/31/21 (000)	Purchases at Cost (000)		Sales Proceeds (000)	Realized Gain (Loss) (000)		Change in Unrealized Appr. (Depr.) (000)		Market Value 12/31/22 (000)		Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$1,525	$126,581		$120,414	$–0	–	$–0	–	$7,692		$139		$–0	–
AB Discovery Growth Fund, Inc.	3,174	–0	–	2,346	(400)		(428)		–0	–	–0	–	–0	–
AB Trust—AB Discovery Value Fund	3,246	–0	–	2,923	7		(330)		–0	–	–0	–	–0	–
Bernstein Fund, Inc.: International Small Cap Portfolio	8,146	–0	–	7,073	(658)		(415)		–0	–	–0	–	–0	–
International Strategic Equities Portfolio	42,838	–0	–	37,952	(2,434)		(2,452)		–0	–	–0	–	–0	–
Small Cap Core Portfolio	3,267	–0	–	2,808	122		(581)		–0	–	–0	–	–0	–
Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio	3,784	–0	–	3,401	(323)		(60)		–0	–	–0	–	–0	–
Government Money Market Portfolio*	214	101,216		99,452	–0	–	–0	–	1,978		1		–0	–

Total					$(3,686)		$(4,266)		$9,670		$140		$–0	–

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended December 31, 2022 and the year ended December 31, 2021, the Adviser reimbursed the Portfolio $2,636 and $72, respectively, for trading losses incurred due to a trade entry error.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits

18

AB Variable Products Series Fund

payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2022 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$230,108,845	$249,830,577
U.S. government securities	28,459,925	37,665,252

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$195,073,865

Gross unrealized appreciation	$1,225,640
Gross unrealized depreciation	(16,455,400)

Net unrealized depreciation	$(15,229,760)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

19

BALANCED HEDGED ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2022, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2022, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of the written option by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

20

AB Variable Products Series Fund

During the year ended December 31, 2022, the Portfolio held purchased options for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based

21

BALANCED HEDGED ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2022, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended December 31, 2022, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

22

AB Variable Products Series Fund

During the year ended December 31, 2022, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2022, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Receivable/Payable for variation margin on futures	$466,093	*

Equity contracts			Receivable/Payable for variation margin on futures	728,867	*

Equity contracts	Investments in securities, at value	$8,147,765

Total		$8,147,765		$1,194,960

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(4,271,491)	$(491,957)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(3,802,218)	(728,867)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	2,260,394	(491,430)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	(1,198,550)	(817,180)

23

BALANCED HEDGED ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$255,903	$(42,437)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	8,110	91,519

Total		$(6,747,852)	$(2,480,352)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2022:

Futures:
Average notional amount of buy contracts	$73,028,712
Average notional amount of sale contracts	$5,596,467	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$30,919,282	(b)
Average principal amount of sale contracts	$56,239,741	(b)
Purchased Options:
Average notional amount	$102,438,889	(c)
Inflation Swaps:
Average notional amount	$6,210,000	(d)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,620,338	(e)
Credit Default Swaps:
Average notional amount of sale contracts	$481,851	(e)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$2,111,818	(e)

(a)	Positions were open for five months during the year.

(b)	Positions were open for six months during the year.

(c)	Positions were open for nine months during the year.

(d)	Positions were open for four months during the year.

(e)	Positions were open for three months during the year.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

24

AB Variable Products Series Fund

The Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended December 31, 2022, the Portfolio earned drop income of $12,457 which is included in interest income in the accompanying statement of operations.

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$8,441,350	$1,978,425	$6,701,698	$11,804	$1,037	$548

*	As of December 31, 2022.

25

BALANCED HEDGED ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Class A
Shares sold	124,450	195,158	$1,307,388	$2,203,872
Shares issued in reinvestment of dividends and distributions	264,675	53,369	2,419,127	615,351
Shares redeemed	(289,813)	(388,807)	(2,886,339)	(4,445,529)

Net increase (decrease)	99,312	(140,280)	$840,176	$(1,626,306)

Class B
Shares sold	888,386	1,167,051	$8,974,615	$13,063,851
Shares issued on reinvestment of dividends and distributions	2,684,961	494,442	24,164,652	5,621,797
Shares redeemed	(3,131,166)	(3,578,639)	(30,340,540)	(39,923,766)

Net increase (decrease)	442,181	(1,917,146)	$2,798,727	$(21,238,118)

At December 31, 2022, certain shareholders of the Portfolio owned 68% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Allocation Risk—The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio’s net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

ETF Risk—ETFs, are investment companies and are subject to market and selection risk. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the Portfolio’s returns.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

26

AB Variable Products Series Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Real Assets Risk—The Portfolio’s investments in securities linked to real assets involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets expose the Portfolio to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located. Changes in inflation rates or in the market’s inflation expectations may adversely affect the market value of inflation-sensitive equities. The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Portfolio’s losses.

LIBOR Transition and Associated Risk—A Portfolio may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers

27

BALANCED HEDGED ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2022.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$8,298,483	$2,456,552
Net long-term capital gains	18,285,298	3,780,596

Total taxable distributions paid	$26,583,781	$6,237,148

As of December 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,625,224
Undistributed capital gains	8,899,982
Unrealized appreciation (depreciation)	(15,230,130	)(a)

Total accumulated earnings (deficit)	$(4,704,924)

(a)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2022, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR

28

AB Variable Products Series Fund

and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

29

BALANCED HEDGED ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.75	$10.61	$10.24	$10.10	$11.86

Income From Investment Operations
Net investment income(a)(b)	.15	.16	.13	.19	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.25)	1.29	.78	1.58	(.87)
Contributions from Affiliates	.00	(c)	.00	(c)	–0	–	–0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(2.10)	1.45	.91	1.77	(.64)

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.06)	(.24)	(.29)	(.23)
Distributions from net realized gain on investment transactions	(1.02)	(.25)	(.30)	(1.34)	(.89)

Total dividends and distributions	(1.37)	(.31)	(.54)	(1.63)	(1.12)

Net asset value, end of period	$8.28	$11.75	$10.61	$10.24	$10.10

Total Return
Total investment return based on net asset value(d)*	(18.99)%	13.73%	9.41%	18.53%	(6.17)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,241	$21,879	$21,252	$24,347	$23,967
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)‡	.63%	.56%	.55%	.55%	.66%
Expenses, before waivers/reimbursements(e)(f)‡	.71%	.75%	.77%	.75%	.75%
Net investment income(b)	1.50%	1.43%	1.38%	1.81%	2.05%
Portfolio turnover rate**	135%	63%	66%	63%	150%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.09%	.20%	.22%	.22%	.11%

See footnote summary on page 32.

30

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.58	$10.47	$10.10	$9.98	$11.73

Income From Investment Operations
Net investment income(a)(b)	.12	.13	.11	.16	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.22)	1.26	.78	1.56	(.86)
Contributions from Affiliates	.00	(c)	.00	(c)	–0	–	–0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(2.10)	1.39	.89	1.72	(.66)

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.03)	(.22)	(.26)	(.20)
Distributions from net realized gain on investment transactions	(1.02)	(.25)	(.30)	(1.34)	(.89)

Total dividends and distributions	(1.33)	(.28)	(.52)	(1.60)	(1.09)

Net asset value, end of period	$8.15	$11.58	$10.47	$10.10	$9.98

Total Return
Total investment return based on net asset value(d)*	(19.17)%	13.36%	9.25%	18.20%	(6.41)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$161,149	$223,893	$222,427	$231,071	$220,274
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)‡	.88%	.81%	.80%	.80%	.91%
Expenses, before waivers/reimbursements(e)(f)‡	.96%	1.00%	1.02%	1.00%	1.00%
Net investment income(b)	1.24%	1.20%	1.14%	1.57%	1.79%
Portfolio turnover rate**	135%	63%	66%	63%	150%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.09%	.20%	.22%	.22%	.11%

See footnote summary on page 32.

31

BALANCED HEDGED ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018, such waiver amounted to .08%, .19%, .20%, .20% and .09%, respectively.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended December 31,
	2022	2021	2020	2019	2018
Class A
Net of waivers/reimbursements	.63%	.56%	.55%	.54%	.66%
Before waivers/reimbursements	.71%	.75%	.77%	.75%	.75%
Class B
Net of waivers/reimbursements	.88%	.81%	.80%	.79%	.91%
Before waivers/reimbursements	.96%	1.00%	1.02%	1.00%	1.00%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2022 by .02%.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

32

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Balanced Hedged Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Balanced Hedged Allocation Portfolio (formerly known as AB Balanced Wealth Strategy Portfolio) (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2023

33

2022 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2022. For corporate shareholders, 12.01% of dividends paid qualify for the dividends received deduction. The Portfolio designates $18,285,298 of dividends paid as long-term capital gain dividends.

34

BALANCED HEDGED ALLOCATION

PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS
Rohith Eggidi(2), Vice President Daniel J. Loewy(2), Vice President Marshall Greenbaum(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP One Manhattan West New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)

The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Eggidi, Loewy and Greenbaum are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

35

BALANCED HEDGED ALLOCATION PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the ‘‘Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	73	None

INDEPENDENT DIRECTORS

Garry L. Moody## Chairman of the Board 70 (2008)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2011–February 2023.	73	None

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

36

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Michael J. Downey,## 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

37

BALANCED HEDGED ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C . McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016, and serves as Chair of the Audit Committees of such funds since February 2023.	73	None

Marshall C. Turner, Jr.## 81 (2005)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	73	None

*	The address for each of the Company’s Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

38

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Rohith Eggidi 35	Vice President	Vice President of the Adviser** since 2020. Prior thereto, he was associated in a substantially similar capacity to his current position as an Associate Portfolio Manager since prior to 2018 at AnchorPath Financial, LLC, an investment management firm specializing in risk management solutions which was acquired by the Adviser in 2020.

Daniel J. Loewy 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Marshall Greenbaum 54	Vice President	Senior Vice President of the Adviser** since 2020. Prior thereto, principal (and founder) of AnchorPath Financial, LLC, an investment management firm specializing in risk management solutions which was acquired by the Adviser in 2020, since prior to 2018.

Nancy E. Hay 50	Secretary	Vice President and Counsel of the Adviser,** with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of the ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 48	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

39

BALANCED HEDGED ALLOCATION PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

40

BALANCED HEDGED ALLOCATION PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Balanced Hedged Allocation Portfolio (formerly AB Balanced Wealth Strategy Portfolio) (the “Fund”) at a meeting held in-person on August 2-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is

41

BALANCED HEDGED ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class B Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class B Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual effective advisory fee rate (reflecting a reduction in the advisory fee rate effective May 2022 with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s pro forma total rate of compensation was equal to the peer group median.

The directors considered the schedule of fees charged by the Adviser for services to any sub-advised funds utilizing investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class B shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class B expense ratio of the Fund was based on the Fund’s latest fiscal year. The information provided included a pro forma expense ratio to reflect changes to the Fund’s expenses effective May 2022. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s pro forma expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s pro forma expense ratio was above the expense group median. After reviewing and discussing the Adviser’s explanation for this, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on

42

AB Variable Products Series Fund

economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

43

VPS-BHA-0151-1222

DEC    12.31.22

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	DYNAMIC ASSET ALLOCATION PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

DYNAMIC ASSET ALLOCATION

PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2023

The following is an update of AB Variable Products Series Fund—Dynamic Asset Allocation Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2022.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio invests in a globally diversified portfolio of equity and debt securities, including exchange-traded funds (“ETFs”) and other financial instruments, and expects to enter into derivatives transactions, such as options, futures contracts, forwards and swaps to achieve market exposure. The Portfolio’s neutral weighting, from which it will make its tactical asset allocations, is 60% equity exposure and 40% debt exposure. Within these broad components, the Portfolio may invest in any type of security, including common and preferred stocks, warrants and convertible securities, government and corporate fixed-income securities, commodities, currencies, real estate-related securities, and inflation-indexed securities. The Portfolio may invest in US, non-US and emerging-market issuers. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.

The Adviser will continuously monitor the risks presented by the Portfolio’s asset allocation and may make frequent adjustments to the Portfolio’s exposures to different asset classes. Using its proprietary Dynamic Asset Allocation (“DAA”) techniques, the Adviser employs a discretionary volatility reduction/management strategy intended to reduce overall volatility and limit downside exposure. The Adviser adjusts the Portfolio’s exposure to the equity and debt markets, and to segments within those markets, in response to the Adviser’s assessment of the relative risks and returns of those segments. For example, when the Adviser determines that equity market volatility is particularly low and that, therefore, the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio’s equity exposure to as much as 80%. Conversely, when the Adviser determines that the risks in the equity markets are disproportionately greater than the potential returns offered, the Adviser may reduce the Portfolio’s equity exposure significantly below the target percentage or may even decide to eliminate equity exposure altogether by increasing the Portfolio’s fixed-income exposure to 100%. This investment strategy is intended to reduce the Portfolio’s overall investment risk, but may at times result in the Portfolio underperforming the markets.

The Portfolio expects to utilize derivatives and to invest in ETFs to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and the Portfolio’s market exposures may at times be achieved almost entirely through the use of derivatives or through the investments in ETFs. Derivatives transactions and ETFs may also be a quicker and more efficient way to alter the Portfolio’s exposure than buying and selling direct investments. As a result, the Adviser expects to use derivatives as one of the primary tools for adjusting the Portfolio’s exposure levels from its neutral weighting. The Adviser also expects to use direct investments and ETFs to adjust the Portfolio’s exposure levels. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser considers factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser considers the impact of derivatives and ETFs in making its assessment of the Portfolio’s risks.

Currency exchange-rate fluctuations can have a dramatic impact on returns, significantly adding to returns in some years and greatly diminishing them in others. To the extent that the Portfolio invests in non-US dollar-denominated investments, the Adviser will integrate the risks of foreign currency exposures into its investment and asset-allocation decision-making. The Adviser may seek to hedge all or a portion of the currency exposure resulting from the Portfolio’s investments. The Adviser may also seek investment opportunities through currencies and currency-related derivatives.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, the Bloomberg US Treasury Index and its blended benchmark, a 60%/40% blend of the MSCI World Index and the Bloomberg US Treasury Index, respectively, for the one-, five- and 10-year periods ended December 31, 2022.

For the annual period, all share classes of the Portfolio underperformed the primary and blended benchmarks, as well as the Bloomberg US Treasury Index. The Portfolio’s diversified approach, which targets a 60%/40% allocation

AB Variable Products Series Fund

to equities and bonds, underperformed due to multiple detractors over the annual period. The Portfolio began the year modestly overweight to equity, which was motivated by the Portfolio’s Senior Investment Management Team’s (the “Team’s”) expectation that pent-up consumer and corporate demand, strong consumer and corporate quality metrics, and supportive policies would continue to support the global economic expansion. One of the tools the Team decided to utilize in 2022 was an extension in duration, which was a result of the Team’s desire to employ additional forms of risk management for the year. This duration extension resulted in a longer duration than the benchmark, which detracted from relative returns when fixed income sold off dramatically over the year, as inflation proved to be the dominant market risk.

By the end of February, the Portfolio had moved to an underweight to equities. The omicron surge resulted in economies delaying their reopening schedules, which made the supply and demand imbalance persist longer than expected. When combined with the fact that inflation had largely surpassed central bank targets, the odds of a “policy mistake” increased, especially since some of the inflation drivers were not tied to policy measures. Additionally at this time, the Russia-Ukraine tensions were not only meaningful from a geopolitical tail-risk perspective but also as it relates to the upside risks to commodity prices. The Team maintained an underweight to equities for the remainder of the year, as inflation continued to unsettle markets. Supply constraints and disruptions related to the various paces at which different parts of the global economy have reopened since the worst of the pandemic continued to push prices higher. Most concerning to central bank policymakers was that the increase in prices had moved beyond goods markets contaminated by supply-chain or commodity-related disruptions. Services prices in the Western world surged as well, making it clear that slowing demand would be necessary to bring the global economy back into equilibrium.

The Portfolio ended the period with an underweight to risk assets including developed-market equities and real assets, though the Portfolio did begin to moderate that underweight in December. During the period, the Portfolio’s US large-cap and international equity underweight detracted from performance, specifically in the fourth quarter. The Portfolio’s option allocations contributed to performance, as did an emerging-market equity overweight toward the end of the period.

During the annual period, the Portfolio used derivatives for hedging and investment purposes in the form of futures, currency forwards, purchased options and total return swaps, which detracted from absolute returns, while credit default swaps added.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the annual period ended December 31, 2022. In response to persistently high inflation, central banks—led by the US Federal Reserve (the “Fed”)—took a hawkish pivot, which raised concerns that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back after the Fed announced its first interest-rate hike in March 2022, which was followed by six additional rate raises, including four consecutive 0.75% increases. Equity markets rebounded briefly at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes. Optimism faded and equity markets gave back gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its higher-for-longer conviction. Both value- and growth-oriented stocks declined for the year. Value stocks significantly outperformed growth stocks, as growth stocks have been pressured more by rising interest rates throughout most of the year. Large-cap stocks narrowly outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

Fixed-income government bond market yields rose sharply, and bond prices fell significantly in all major developed markets, as most central banks raised interest rates to combat high and persistent inflation. Lower-than-expected inflation numbers late in the period led to optimism that central bank policy rate increases would moderate. Longer-term bonds fell the most in the UK and eurozone, and by the least in Japan. Securitized assets generally outperformed other credit-risk sectors. Global investment-grade corporate bonds, which typically have longer maturities and are more sensitive to changes in yields than high-yield corporates, underperformed global treasuries—trailing US Treasury bonds in the US while outperforming eurozone treasuries in the euro bloc. Developed-market high-yield corporate bonds modestly outperformed global treasuries, trailing in the US and outperforming in the eurozone relative to respective treasury markets. Emerging-market sovereign bonds trailed as the US dollar gained on the vast majority of currencies. Emerging-market corporate bonds and local-currency bonds also fell sharply. Brent crude oil prices were extremely volatile and rose during the period.

DYNAMIC ASSET ALLOCATION PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI World Index and the Bloomberg US Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg US Treasury Index represents the performance of US Treasuries within the US government fixed-income market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy initiatives and resulting market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-US) Risk: The Portfolio’s investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk: ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

(Disclosures, Risks and Note About Historical Performance continued on next page)

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts (“REITs”) may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Portfolio’s losses.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain Portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

DYNAMIC ASSET ALLOCATION PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2022 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Dynamic Asset Allocation Portfolio Class A	-18.45%	0.17%	3.35%

Dynamic Asset Allocation Portfolio Class B	-18.68%	-0.10%	3.08%

Primary Benchmark: MSCI World Index	-18.14%	6.14%	8.85%

Bloomberg US Treasury Index	-12.46%	-0.10%	0.58%

Blended Benchmark: 60% MSCI World Index/ 40% Bloomberg US Treasury Index	-15.58%	4.03%	5.77%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.84% and 1.08% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2012 TO 12/31/2022 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Dynamic Asset Allocation Portfolio Class A shares (from 12/31/2012 to 12/31/2022) as compared with the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

DYNAMIC ASSET ALLOCATION PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$981.80	$4.20	0.84%	$4.25	0.85%
Hypothetical**	$1,000	$1,020.97	$4.28	0.84%	$4.33	0.85%

Class B
Actual	$1,000	$980.20	$5.49	1.10%	$5.54	1.11%
Hypothetical**	$1,000	$1,019.66	$5.60	1.10%	$5.65	1.11%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DYNAMIC ASSET ALLOCATION PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2022 (unaudited)	AB Variable Products Series Fund

SECURITY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Notes & Bonds	$85,489,659	36.3%
Apple, Inc.	6,048,242	2.6
Microsoft Corp.	4,921,826	2.1
Amazon.com, Inc.	2,230,872	0.9
Alphabet, Inc.—Class A	1,532,379	0.7
UnitedHealth Group, Inc.	1,436,788	0.6
Alphabet, Inc.—Class C	1,425,625	0.6
Johnson & Johnson	1,345,366	0.6
Exxon Mobil Corp.	1,331,542	0.6
Berkshire Hathaway, Inc.—Class B	1,164,244	0.5

	$106,926,543	45.5%

PORTFOLIO BREAKDOWN2

December 31, 2022 (unaudited)

ASSET CLASSES	ALLOCATION
Equities
U.S. Large Cap	37.8%
International Large Cap	18.6
Emerging Market Equities	2.0

Subtotal	58.4

Fixed Income
U.S. Bonds	40.6
International Bonds	1.0

Subtotal	41.6

Total	100.0%

SECURITY TYPE BREAKDOWN3

December 31, 2022 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$144,531,224	61.6%
Governments—Treasuries	85,489,659	36.4
Options Purchased—Puts	974,036	0.4
Short-Term Investments	3,657,573	1.6

Total Investments	$234,652,492	100.0%

1	Long-term investments.

2	The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total investments inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

3	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2022	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–61.3%

INFORMATION TECHNOLOGY–12.4%
COMMUNICATIONS EQUIPMENT–0.4%
Arista Networks, Inc.(a)	705	$85,552
Cisco Systems, Inc.	11,995	571,442
F5, Inc.(a)	173	24,827
Juniper Networks, Inc.	934	29,851
Motorola Solutions, Inc.	484	124,731
Nokia Oyj	15,674	72,817
Telefonaktiebolaget LM Ericsson–Class B	8,454	49,535

		958,755

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.5%
Amphenol Corp.–Class A	1,723	131,189
Arrow Electronics, Inc.(a)	186	19,450
Azbil Corp.	299	7,507
CDW Corp./DE	392	70,003
Cognex Corp.	502	23,649
Corning, Inc.	2,326	74,292
Halma PLC	1,099	26,173
Hamamatsu Photonics KK	449	21,430
Hexagon AB–Class B	5,637	59,104
Hirose Electric Co., Ltd.	89	11,162
Ibiden Co., Ltd.	341	12,297
Keyence Corp.	624	242,265
Keysight Technologies, Inc.(a)	520	88,956
Kyocera Corp.	959	47,602
Murata Manufacturing Co., Ltd.	1,617	79,743
Omron Corp.	553	26,725
Shimadzu Corp.(b)	678	19,194
TDK Corp.	1,062	34,551
TE Connectivity Ltd.	927	106,420
Teledyne Technologies, Inc.(a)	136	54,388
Trimble, Inc.(a)	717	36,252
Venture Corp. Ltd.	462	5,889
Yaskawa Electric Corp.(b)	638	20,356
Yokogawa Electric Corp.	634	10,062
Zebra Technologies Corp.–Class A(a)	150	38,461

		1,267,120

IT SERVICES–2.3%
Accenture PLC–Class A	1,833	489,118
Adyen NV(a)(c)	63	87,460
Affirm Holdings, Inc.(a)(b)	563	5,444
Akamai Technologies, Inc.(a)	461	38,862
Amadeus IT Group SA(a)	1,305	67,700
Automatic Data Processing, Inc.	1,204	287,587

Company	Shares	U.S. $ Value

Bechtle AG	237	$8,377
Black Knight, Inc.(a)	452	27,911
Block, Inc.(a)	1,534	96,397
Broadridge Financial Solutions, Inc.	340	45,604
Capgemini SE	475	79,409
CGI, Inc.(a)	615	53,011
Cognizant Technology Solutions Corp.–Class A	1,500	85,785
Computershare Ltd.	1,573	27,710
Edenred	723	39,350
EPAM Systems, Inc.(a)	167	54,733
Fidelity National Information Services, Inc.	1,761	119,484
Fiserv, Inc.(a)	1,760	177,883
FleetCor Technologies, Inc.(a)	207	38,022
Fujitsu Ltd.	551	73,458
Gartner, Inc.(a)	230	77,312
Global Payments, Inc.	803	79,754
GMO Payment Gateway, Inc.	164	13,563
GoDaddy, Inc.–Class A(a)	453	33,893
International Business Machines Corp.	2,616	368,568
Itochu Techno-Solutions Corp.	255	5,915
Jack Henry & Associates, Inc.	212	37,219
Mastercard, Inc.–Class A	2,500	869,325
MongoDB, Inc.(a)	198	38,974
NEC Corp.(b)	709	24,864
Nexi SpA(a)(c)	1,709	13,491
Nomura Research Institute Ltd.	954	22,680
NTT Data Corp.	1,822	26,551
Nuvei Corp.(a)(b)(c)	188	4,778
Obic Co., Ltd.(b)	221	32,445
Okta, Inc.(a)	437	29,860
Otsuka Corp.(b)	330	10,402
Paychex, Inc.	939	108,511
PayPal Holdings, Inc.(a)	3,182	226,622
SCSK Corp.	392	5,934
Shopify, Inc.–Class A(a)	3,436	119,296
Snowflake, Inc.–Class A(a)	645	92,583
SS&C Technologies Holdings, Inc.	665	34,620
TIS, Inc.	594	15,611
Toast, Inc.–Class A(a)(b)	713	12,855
Twilio, Inc.–Class A(a)	502	24,578
VeriSign, Inc.(a)	280	57,523
Visa, Inc.–Class A(b)	4,736	983,951
Western Union Co. (The)	1,117	15,381
Wix.com Ltd.(a)	166	12,754
Worldline SA/France(a)(c)	693	27,140

		5,330,258

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MEDIA–0.0%
Trade Desk, Inc. (The)–Class A(a)	1,286	$57,651

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.6%
Advanced Micro Devices, Inc.(a)	4,676	302,865
Advantest Corp.	577	36,956
Analog Devices, Inc.	1,490	244,405
Applied Materials, Inc.	2,492	242,671
ASM International NV	136	34,508
ASML Holding NV	1,178	642,306
Broadcom, Inc.	1,170	654,182
Disco Corp.	156	44,463
Enphase Energy, Inc.(a)	393	104,129
Entegris, Inc.	432	28,335
Infineon Technologies AG	3,782	114,942
Intel Corp.	11,893	314,332
KLA Corp.	411	154,959
Lam Research Corp.	397	166,859
Lasertec Corp.(b)	271	44,246
Marvell Technology, Inc.	2,469	91,452
Microchip Technology, Inc.	1,600	112,400
Micron Technology, Inc.	3,195	159,686
Monolithic Power Systems, Inc.	129	45,616
NVIDIA Corp.	7,213	1,054,108
NXP Semiconductors NV	761	120,261
ON Semiconductor Corp.(a)	1,255	78,274
Qorvo, Inc.(a)	299	27,101
QUALCOMM, Inc.	3,253	357,635
Renesas Electronics Corp.(a)	3,317	29,317
Rohm Co., Ltd.	279	20,001
Skyworks Solutions, Inc.	465	42,376
SolarEdge Technologies, Inc.(a)	162	45,890
STMicroelectronics NV	1,979	70,326
SUMCO Corp.(b)	934	12,374
Teradyne, Inc.	454	39,657
Texas Instruments, Inc.	2,647	437,337
Tokyo Electron Ltd.(b)	430	126,346
Tower Semiconductor Ltd.(a)	316	13,794
Wolfspeed, Inc.(a)(b)	360	24,854

		6,038,963

SOFTWARE–3.9%
Adobe, Inc.(a)	1,356	456,335
ANSYS, Inc.(a)	253	61,122
Aspen Technology, Inc.(a)	84	17,254
Autodesk, Inc.(a)	630	117,728
AVEVA Group PLC	350	13,547
Bentley Systems, Inc.–Class B	561	20,735
Bill.com Holdings, Inc.(a)	274	29,855
Cadence Design Systems, Inc.(a)	794	127,548

Company	Shares	U.S. $ Value

Ceridian HCM Holding, Inc.(a)	399	$25,596
Check Point Software Technologies Ltd.(a)	291	36,713
Cloudflare, Inc.–Class A(a)	738	33,365
Coinbase Global, Inc.–Class A(a)	358	12,670
Constellation Software, Inc./Canada	59	92,115
Crowdstrike Holdings, Inc.–Class A(a)	588	61,911
CyberArk Software Ltd.(a)	118	15,299
Dassault Systemes SE	1,930	69,402
Datadog, Inc.–Class A(a)	716	52,626
Descartes Systems Group, Inc. (The)(a)	246	17,149
DocuSign, Inc.(a)	579	32,088
Dropbox, Inc.–Class A(a)	797	17,837
Fair Isaac Corp.(a)	74	44,295
Fortinet, Inc.(a)	1,941	94,895
HubSpot, Inc.(a)	133	38,454
Intuit, Inc.	777	302,424
Microsoft Corp.	20,523	4,921,826
Nemetschek SE	167	8,538
Nice Ltd.(a)	184	35,398
NortonLifeLock, Inc.	1,661	35,595
Open Text Corp.	775	22,964
Oracle Corp.	4,632	378,620
Oracle Corp.Japan	142	9,233
Palantir Technologies, Inc.–Class A(a)	4,835	31,041
Palo Alto Networks, Inc.(a)	866	120,842
Paycom Software, Inc.(a)	148	45,926
Paylocity Holding Corp.(a)	120	23,311
PTC, Inc.(a)	324	38,893
Roper Technologies, Inc.	307	132,652
Sage Group PLC (The)	2,951	26,573
Salesforce, Inc.(a)	2,897	384,113
SAP SE	3,025	312,303
ServiceNow, Inc.(a)	586	227,526
Splunk, Inc.(a)	471	40,548
Synopsys, Inc.(a)	443	141,445
Temenos AG (REG)	184	10,122
Trend Micro, Inc./Japan(a)(b)	389	18,193
Tyler Technologies, Inc.(a)	121	39,012
Unity Software, Inc.(a)	716	20,470
VMware, Inc.–Class A(a)	612	75,129
WiseTech Global Ltd.	425	14,617
Workday, Inc.–Class A(a)	583	97,553
Xero Ltd.(a)	391	18,644
Zoom Video Communications, Inc.–Class A(a)	654	44,302
Zscaler, Inc.(a)	247	27,639

		9,093,991

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–2.7%
Apple, Inc.	46,550	$6,048,242
Brother Industries Ltd.	585	8,842
Canon, Inc.(b)	2,811	60,841
Dell Technologies, Inc.–Class C	769	30,929
FUJIFILM Holdings Corp.	1,009	50,451
Hewlett Packard Enterprise Co.	3,763	60,057
HP, Inc.	2,995	80,476
Logitech International SA (REG)(b)	501	31,067
NetApp, Inc.	637	38,258
Ricoh Co., Ltd.	1,572	11,965
Seagate Technology Holdings PLC	574	30,198
Seiko Epson Corp.	792	11,523
Western Digital Corp.(a)	911	28,742

		6,491,591

		29,238,329

HEALTH CARE–8.9%
BIOTECHNOLOGY–1.3%
AbbVie, Inc.	5,122	827,766
Alnylam Pharmaceuticals, Inc.(a)	348	82,702
Amgen, Inc.	1,550	407,092
Argenx SE(a)	160	59,654
Biogen, Inc.(a)	421	116,583
BioMarin Pharmaceutical, Inc.(a)	537	55,574
CSL Ltd.	1,396	272,212
Exact Sciences Corp.(a)	512	25,349
Genmab A/S(a)	191	80,754
Gilead Sciences, Inc.	3,631	311,721
Grifols SA(a)(b)	864	9,978
Horizon Therapeutics PLC(a)	634	72,149
Incyte Corp.(a)	548	44,015
Moderna, Inc.(a)	964	173,154
Neurocrine Biosciences, Inc.(a)	277	33,085
Regeneron Pharmaceuticals, Inc.(a)	311	224,383
Seagen, Inc.(a)	401	51,533
Swedish Orphan Biovitrum AB(a)	489	10,121
Vertex Pharmaceuticals, Inc.(a)	743	214,564

		3,072,389

HEALTH CARE EQUIPMENT & SUPPLIES–1.5%
Abbott Laboratories	5,073	556,965
Alcon, Inc.	1,448	99,360

Company	Shares	U.S. $ Value

Align Technology, Inc.(a)	215	$45,343
Asahi Intecc Co., Ltd.(b)	541	8,825
Avantor, Inc.(a)	1,952	41,168
Baxter International, Inc.	1,451	73,957
Becton Dickinson and Co.	826	210,052
BioMerieux	122	12,818
Boston Scientific Corp.(a)	4,147	191,882
Carl Zeiss Meditec AG	117	14,706
Cochlear Ltd.(b)	191	26,378
Coloplast A/S–Class B	344	40,300
Cooper Cos., Inc. (The)	143	47,286
Demant A/S(a)	266	7,418
DENTSPLY SIRONA, Inc.	624	19,868
Dexcom, Inc.(a)	1,137	128,754
DiaSorin SpA	73	10,215
Edwards Lifesciences Corp.(a)	1,796	134,000
Fisher & Paykel Healthcare Corp., Ltd.	1,672	23,923
Getinge AB–Class B	662	13,763
Hologic, Inc.(a)	723	54,088
Hoya Corp.	1,048	100,376
IDEXX Laboratories, Inc.(a)	242	98,726
Insulet Corp.(a)	201	59,172
Intuitive Surgical, Inc.(a)	1,035	274,637
Koninklijke Philips NV	2,575	38,747
Masimo Corp.(a)	145	21,453
Medtronic PLC	3,852	299,377
Novocure Ltd.(a)(b)	273	20,025
Olympus Corp.	3,480	61,379
ResMed, Inc.	425	88,455
Siemens Healthineers AG(c)	817	40,753
Smith & Nephew PLC	2,521	33,667
Sonova Holding AG (REG)	156	37,050
STERIS PLC	290	53,560
Straumann Holding AG (REG)	324	37,153
Stryker Corp.	987	241,312
Sysmex Corp.	491	29,642
Teleflex, Inc.	136	33,950
Terumo Corp.	1,851	52,477
Zimmer Biomet Holdings, Inc.	608	77,520

		3,460,500

HEALTH CARE PROVIDERS & SERVICES–1.5%
AmerisourceBergen Corp.	451	74,735
Amplifon SpA	360	10,749
Cardinal Health, Inc.	789	60,650
Centene Corp.(a)	1,656	135,809
Cigna Corp.	884	292,905
CVS Health Corp.	3,803	354,402
DaVita, Inc.(a)	159	11,872
Elevance Health, Inc.	696	357,027

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Fresenius Medical Care AG & Co. KGaA	595	$19,434
Fresenius SE & Co. KGaA	1,223	34,161
HCA Healthcare, Inc.	665	159,573
Henry Schein, Inc.(a)	394	31,469
Humana, Inc.	367	187,974
Laboratory Corp. of America Holdings	262	61,696
McKesson Corp.	417	156,425
Molina Healthcare, Inc.(a)	169	55,807
Quest Diagnostics, Inc.	338	52,877
Ramsay Health Care Ltd.(b)	530	23,273
Sonic Healthcare Ltd.	1,321	26,884
UnitedHealth Group, Inc.	2,710	1,436,788
Universal Health Services, Inc.–Class B	191	26,910

		3,571,420

HEALTH CARE TECHNOLOGY–0.1%
M3, Inc.	1,230	33,411
Veeva Systems, Inc.–Class A(a)	406	65,520

		98,931

LIFE SCIENCES TOOLS & SERVICES–0.9%
Agilent Technologies, Inc.	858	128,400
Bachem Holding AG (REG)(b)	96	8,330
Bio-Rad Laboratories, Inc.–Class A(a)	65	27,332
Bio-Techne Corp.	452	37,462
Charles River Laboratories International, Inc.(a)	148	32,249
Danaher Corp.	2,002	531,371
Eurofins Scientific SE	390	28,001
Illumina, Inc.(a)	456	92,203
IQVIA Holdings, Inc.(a)	541	110,846
Lonza Group AG (REG)	216	106,029
Mettler-Toledo International, Inc.(a)	66	95,400
PerkinElmer, Inc.	366	51,321
QIAGEN NV(a)	659	33,128
Repligen Corp.(a)	153	25,904
Sartorius AG (Preference Shares)	71	28,036
Sartorius Stedim Biotech	81	26,322
Thermo Fisher Scientific, Inc.	1,135	625,033
Waters Corp.(a)	174	59,609
West Pharmaceutical Services, Inc.	215	50,600

		2,097,576

PHARMACEUTICALS–3.6%
Astellas Pharma, Inc.	5,285	80,362
AstraZeneca PLC	4,488	607,313
Bayer AG (REG)	2,846	146,484

Company	Shares	U.S. $ Value

Bristol-Myers Squibb Co.	6,185	$445,011
Catalent, Inc.(a)	495	22,280
Chugai Pharmaceutical Co., Ltd.	1,883	48,029
Daiichi Sankyo Co., Ltd.	5,058	162,800
Eisai Co., Ltd.	745	49,134
Elanco Animal Health, Inc.(a)	1,235	15,092
Eli Lilly & Co.	2,340	856,066
GSK PLC	11,781	203,614
Hikma Pharmaceuticals PLC	478	8,908
Ipsen SA	110	11,832
Jazz Pharmaceuticals PLC(a)	182	28,994
Johnson & Johnson	7,616	1,345,366
Kyowa Kirin Co., Ltd.	705	16,147
Merck & Co., Inc.	7,338	814,151
Merck KGaA	375	72,353
Nippon Shinyaku Co., Ltd.	106	6,015
Novartis AG (REG)	6,266	567,057
Novo Nordisk A/S–Class B	4,795	651,236
Ono Pharmaceutical Co., Ltd.	994	23,233
Orion Oyj–Class B	309	16,940
Otsuka Holdings Co., Ltd.	1,078	35,156
Pfizer, Inc.	16,257	833,009
Recordati Industria Chimica e Farmaceutica SpA	303	12,595
Roche Holding AG (BR)	78	30,225
Roche Holding AG (Genusschein)	2,035	639,473
Royalty Pharma PLC–Class A	1,013	40,034
Sanofi	3,304	318,593
Shionogi & Co., Ltd.	759	37,869
Takeda Pharmaceutical Co., Ltd.	4,343	135,704
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	3,216	29,330
UCB SA	366	28,838
Viatris, Inc.	3,512	39,089
Zoetis, Inc.	1,356	198,722

		8,577,054

		20,877,870

FINANCIALS–8.7%
BANKS–3.8%
ABN AMRO Bank NV(c)	1,169	16,188
AIB Group PLC	3,097	11,888
ANZ Group Holdings Ltd.	8,660	139,503
Banco Bilbao Vizcaya Argentaria SA	17,574	105,853
Banco Santander SA	48,646	145,457
Bank Hapoalim BM	3,632	32,702
Bank Leumi Le-Israel BM	4,471	37,238
Bank of America Corp.	20,822	689,625

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Bank of Ireland Group PLC	3,100	$29,541
Bank of Montreal	1,945	176,199
Bank of Nova Scotia (The)	3,465	169,770
Banque Cantonale Vaudoise (REG)	87	8,341
Barclays PLC	46,561	88,597
BNP Paribas SA	3,218	183,230
BOC Hong Kong Holdings Ltd.	10,031	34,053
CaixaBank SA	12,841	50,347
Canadian Imperial Bank of Commerce	2,620	105,980
Chiba Bank Ltd. (The)	1,514	11,046
Citigroup, Inc.	5,610	253,740
Citizens Financial Group, Inc.	1,435	56,496
Commerzbank AG(a)	3,083	28,825
Commonwealth Bank of Australia(b)	4,929	342,343
Concordia Financial Group Ltd.	3,121	13,031
Credit Agricole SA	3,505	36,870
Danske Bank A/S	1,997	39,387
DBS Group Holdings Ltd.	5,175	130,988
DNB Bank ASA	2,694	53,207
Erste Group Bank AG	996	31,867
Fifth Third Bancorp	1,987	65,193
FinecoBank Banca Fineco SpA	1,767	29,343
First Citizens BancShares, Inc./NC–Class A	35	26,543
First Horizon Corp.	1,554	38,073
First Republic Bank/CA	530	64,602
Hang Seng Bank Ltd.	1,305	21,645
HSBC Holdings PLC	57,838	358,453
Huntington Bancshares, Inc./OH	4,177	58,896
ING Groep NV	10,912	132,921
Intesa Sanpaolo SpA	48,391	107,206
Israel Discount Bank Ltd.–Class A	3,583	18,810
Japan Post Bank Co., Ltd.(b)	1,118	9,585
JPMorgan Chase & Co.	8,495	1,139,179
KBC Group NV	725	46,679
KeyCorp	2,701	47,051
Lloyds Banking Group PLC	197,551	107,806
M&T Bank Corp.	509	73,836
Mediobanca Banca di Credito Finanziario SpA	1,753	16,845
Mitsubishi UFJ Financial Group, Inc.	34,587	232,197
Mizrahi Tefahot Bank Ltd.	446	14,395
Mizuho Financial Group, Inc.	6,954	97,970
National Australia Bank Ltd.(b)	9,173	186,245
National Bank of Canada(b)	975	65,694

Company	Shares	U.S. $ Value

NatWest Group PLC	15,394	$49,095
Nordea Bank Abp (Stockholm)	9,738	104,313
Oversea-Chinese Banking Corp., Ltd.	9,327	84,839
PNC Financial Services Group, Inc. (The)	1,188	187,633
Regions Financial Corp.	2,706	58,341
Resona Holdings, Inc.	6,222	34,174
Royal Bank of Canada(b)	4,031	378,985
Shizuoka Financial Group, Inc.	1,194	9,568
Signature Bank/New York NY	183	21,085
Skandinaviska Enskilda Banken AB–Class A	4,680	53,880
Societe Generale SA	2,338	58,646
Standard Chartered PLC	7,242	54,015
Sumitomo Mitsui Financial Group, Inc.	3,733	150,188
Sumitomo Mitsui Trust Holdings, Inc.	917	31,999
SVB Financial Group(a)	172	39,584
Svenska Handelsbanken AB–Class A	4,224	42,527
Swedbank AB–Class A	2,623	44,615
Toronto-Dominion Bank (The)	5,268	341,097
Truist Financial Corp.	3,842	165,321
UniCredit SpA	5,564	78,951
United Overseas Bank Ltd.	2,692	61,662
US Bancorp	4,088	178,278
Webster Financial Corp.	509	24,096
Wells Fargo & Co.	10,987	453,653
Westpac Banking Corp.	10,141	160,547

		8,848,571

CAPITAL MARKETS–1.9%
3i Group PLC	2,770	44,673
Abrdn PLC(b)	6,232	14,162
Ameriprise Financial, Inc.	314	97,770
Amundi SA(c)	177	10,037
Ares Management Corp.–Class A	448	30,661
ASX Ltd.(b)	561	25,838
Bank of New York Mellon Corp. (The)	2,224	101,236
BlackRock, Inc.	437	309,671
Blackstone, Inc.	2,033	150,828
Brookfield Asset Management Ltd.–Class A(a)	1,014	29,035
Brookfield Corp.	4,058	127,614
Carlyle Group, Inc. (The)	575	17,158
Cboe Global Markets, Inc.	307	38,519
Charles Schwab Corp. (The)	4,212	350,691
CME Group, Inc.	1,041	175,055
Credit Suisse Group AG (REG)	12,613	37,655

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Daiwa Securities Group, Inc.	3,863	$17,070
Deutsche Bank AG (REG)	5,986	67,292
Deutsche Boerse AG	551	94,877
EQT AB(b)	863	18,335
Euronext NV(c)	248	18,360
FactSet Research Systems, Inc.	110	44,133
Franklin Resources, Inc.	866	22,845
Futu Holdings Ltd. (ADR)(a)(b)	150	6,098
Goldman Sachs Group, Inc. (The)	989	339,603
Hargreaves Lansdown PLC	1,030	10,607
Hong Kong Exchanges & Clearing Ltd.	3,590	154,263
IGM Financial, Inc.(b)	240	6,700
Intercontinental Exchange, Inc.	1,618	165,991
Invesco Ltd.	988	17,774
Japan Exchange Group, Inc.	1,388	20,005
Julius Baer Group Ltd.	619	36,026
KKR & Co., Inc.	1,619	75,154
London Stock Exchange Group PLC	953	81,883
LPL Financial Holdings, Inc.	231	49,935
Macquarie Group Ltd.	1,064	120,113
MarketAxess Holdings, Inc.	109	30,399
Moody’s Corp.	479	133,459
Morgan Stanley	3,730	317,125
MSCI, Inc.	234	108,850
Nasdaq, Inc.	999	61,289
Nomura Holdings, Inc.	8,421	31,204
Northern Trust Corp.	574	50,793
Onex Corp.(b)	210	10,126
Partners Group Holding AG	66	58,442
Raymond James Financial, Inc.	563	60,157
S&P Global, Inc.	987	330,586
SBI Holdings, Inc./Japan(b)	695	13,242
Schroders PLC	2,118	11,129
SEI Investments Co.	334	19,472
Singapore Exchange Ltd.	1,635	10,933
St. James’s Place PLC	1,575	20,748
State Street Corp.	1,065	82,612
T. Rowe Price Group, Inc.	654	71,325
TMX Group Ltd.	161	16,114
Tradeweb Markets, Inc.–Class A	311	20,193
UBS Group AG (REG)	9,698	180,249

		4,566,114

CONSUMER FINANCE–0.2%
Ally Financial, Inc.	893	21,834
American Express Co.	1,846	272,746
Capital One Financial Corp.	1,112	103,372

Company	Shares	U.S. $ Value

Discover Financial Services	792	$77,481
Synchrony Financial	1,395	45,840

		521,273

DIVERSIFIED FINANCIAL SERVICES–0.7%
Apollo Global Management, Inc.	1,158	73,869
Berkshire Hathaway, Inc.–Class B(a)	3,769	1,164,244
Element Fleet Management Corp.(b)	1,142	15,561
Equitable Holdings, Inc.	1,088	31,226
Eurazeo SE	126	7,844
EXOR NV(a)	314	22,989
Groupe Bruxelles Lambert NV	288	23,016
Industrivarden AB–Class A	377	9,170
Industrivarden AB–Class C	446	10,821
Investor AB–Class A	1,444	26,865
Investor AB–Class B	5,277	95,519
Kinnevik AB–Class B(a)(b)	702	9,662
L E Lundbergforetagen AB–Class B	220	9,379
M&G PLC	7,277	16,455
Mitsubishi HC Capital, Inc.	1,823	8,967
ORIX Corp.	3,431	54,919
Sofina SA(b)	45	9,936
Wendel SE	77	7,193

		1,597,635

INSURANCE–2.1%
Admiral Group PLC	521	13,374
Aegon NV	5,175	26,220
Aflac, Inc.	1,739	125,104
Ageas SA/NV	467	20,722
AIA Group Ltd.	33,637	371,466
Allianz SE (REG)	1,183	252,639
Allstate Corp. (The)	783	106,175
American Financial Group, Inc./OH	210	28,829
American International Group, Inc.	2,203	139,318
Aon PLC–Class A	611	183,385
Arch Capital Group Ltd.(a)	1,069	67,112
Arthur J Gallagher & Co.	608	114,632
Assicurazioni Generali SpA	3,217	57,206
Assurant, Inc.	154	19,259
Aviva PLC	8,118	43,063
AXA SA	5,414	150,810
Baloise Holding AG (REG)	133	20,509
Brown & Brown, Inc.	695	39,594
Chubb Ltd.	1,210	266,926
Cincinnati Financial Corp.	438	44,847
Dai-ichi Life Holdings, Inc.	2,813	63,527
Erie Indemnity Co.–Class A	74	18,405
Everest Re Group Ltd.	115	38,096
Fairfax Financial Holdings Ltd.	67	39,689

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Fidelity National Financial, Inc.	768	$28,892
Gjensidige Forsikring ASA	579	11,356
Globe Life, Inc.	268	32,307
Great-West Lifeco, Inc.	797	18,424
Hannover Rueck SE	175	34,529
Hartford Financial Services Group, Inc. (The)	936	70,977
iA Financial Corp., Inc.	307	17,973
Insurance Australia Group Ltd.	7,140	22,953
Intact Financial Corp.	509	73,271
Japan Post Holdings Co., Ltd.	6,867	57,779
Japan Post Insurance Co., Ltd.	492	8,653
Legal & General Group PLC	17,300	51,868
Lincoln National Corp.	468	14,377
Loews Corp.	593	34,590
Manulife Financial Corp.	5,522	98,491
Markel Corp.(a)	40	52,700
Marsh & McLennan Cos., Inc.	1,446	239,284
Medibank Pvt Ltd.	7,977	15,914
MetLife, Inc.	1,964	142,135
MS&AD Insurance Group Holdings, Inc.	1,292	41,305
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	406	131,329
NN Group NV	808	33,041
Phoenix Group Holdings PLC	2,172	15,911
Poste Italiane SpA(c)	1,513	14,761
Power Corp. of Canada(b)	1,600	37,637
Principal Financial Group, Inc.	722	60,590
Progressive Corp. (The)	1,694	219,729
Prudential Financial, Inc.	1,078	107,218
Prudential PLC	7,963	108,578
QBE Insurance Group Ltd.	4,296	38,972
Sampo Oyj–Class A	1,390	72,599
Sompo Holdings, Inc.	891	39,421
Sun Life Financial, Inc.	1,698	78,818
Suncorp Group Ltd.	3,657	29,800
Swiss Life Holding AG (REG)	90	46,391
Swiss Re AG	874	81,720
T&D Holdings, Inc.	1,496	21,415
Tokio Marine Holdings, Inc.	5,312	113,477
Travelers Cos., Inc. (The)	688	128,993
Tryg A/S	1,042	24,764
Willis Towers Watson PLC	319	78,021
WR Berkley Corp.	615	44,630
Zurich Insurance Group AG	436	208,442

		5,054,942

Company	Shares	U.S. $ Value

MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)–0.0%
Annaly Capital Management, Inc.	1,355	$28,563

		20,617,098

INDUSTRIALS–6.5%
AEROSPACE & DEFENSE–1.0%
Airbus SE	1,712	203,561
BAE Systems PLC	9,067	93,648
Boeing Co. (The)(a)	1,634	311,261
CAE, Inc.(a)	920	17,795
Dassault Aviation SA	73	12,380
Elbit Systems Ltd.	77	12,523
General Dynamics Corp.	676	167,722
HEICO Corp.	127	19,512
HEICO Corp.–Class A	213	25,528
Howmet Aerospace, Inc.	1,083	42,681
Huntington Ingalls Industries, Inc.	116	26,759
Kongsberg Gruppen ASA	257	10,939
L3Harris Technologies, Inc.	555	115,557
Lockheed Martin Corp.	692	336,651
MTU Aero Engines AG	155	33,346
Northrop Grumman Corp.	426	232,430
Raytheon Technologies Corp.	4,277	431,635
Rheinmetall AG	127	25,283
Rolls-Royce Holdings PLC(a)	24,237	27,072
Safran SA	990	124,001
Singapore Technologies Engineering Ltd.	3,908	9,779
Textron, Inc.	613	43,400
Thales SA	309	39,481
TransDigm Group, Inc.	150	94,447

		2,457,391

AIR FREIGHT & LOGISTICS–0.3%
CH Robinson Worldwide, Inc.	357	32,687
Deutsche Post AG (REG)	2,871	107,452
DSV A/S	543	85,868
Expeditors International of Washington, Inc.	474	49,258
FedEx Corp.	716	124,011
Kuehne & Nagel International AG (REG)	158	36,732
Nippon Express Holdings, Inc.(b)	241	13,763
SG Holdings Co., Ltd.	752	10,427
United Parcel Service, Inc.–Class B	2,120	368,541
Yamato Holdings Co., Ltd.(b)	796	12,614

		841,353

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

AIRLINES–0.0%
Air Canada(a)	509	$7,289
ANA Holdings, Inc.(a)	395	8,365
Delta Air Lines, Inc.(a)	464	15,247
Deutsche Lufthansa AG (REG)(a)	1,731	14,269
Japan Airlines Co., Ltd.(a)	358	7,292
Qantas Airways Ltd.(a)	2,676	10,832
Singapore Airlines Ltd.(b)	2,936	12,122
Southwest Airlines Co.(a)	429	14,444

		89,860

BUILDING PRODUCTS–0.4%
A O Smith Corp.	372	21,293
AGC, Inc.(b)	522	17,323
Allegion PLC	255	26,841
Assa Abloy AB–Class B	2,903	62,441
Carlisle Cos., Inc.	150	35,348
Carrier Global Corp.	2,438	100,567
Cie de Saint-Gobain	1,431	70,006
Daikin Industries Ltd.(b)	719	109,082
Fortune Brands Innovations, Inc.	375	21,416
Geberit AG (REG)	104	49,096
Johnson Controls International PLC	1,995	127,680
Kingspan Group PLC	447	24,202
Lennox International, Inc.	93	22,248
Lixil Corp.	772	11,639
Masco Corp.	653	30,476
Nibe Industrier AB–Class B	4,389	40,966
Otis Worldwide Corp.	1,217	95,303
Owens Corning	279	23,799
ROCKWOOL A/S–Class B	26	6,087
TOTO Ltd.(b)	361	12,245
Xinyi Glass Holdings Ltd.	5,186	9,582

		917,640

COMMERCIAL SERVICES & SUPPLIES–0.3%
Brambles Ltd.	4,017	32,942
Cintas Corp.	264	119,228
Copart, Inc.(a)	1,239	75,443
Dai Nippon Printing Co., Ltd.	566	11,371
GFL Environmental, Inc.	527	15,389
Rentokil Initial PLC	7,267	44,647
Republic Services, Inc.	641	82,682
Ritchie Bros Auctioneers, Inc.	321	18,541
Rollins, Inc.	642	23,459
Secom Co., Ltd.	570	32,523
Securitas AB–Class B	1,425	11,891
TOPPAN, Inc.	736	10,869
Waste Connections, Inc.	745	98,757
Waste Management, Inc.	1,193	187,158

		764,900

Company	Shares	U.S. $ Value

CONSTRUCTION & ENGINEERING–0.2%
ACS Actividades de Construccion y Servicios SA(b)	627	$17,941
Bouygues SA	664	19,914
Eiffage SA	242	23,804
Epiroc AB–Class A	1,908	34,743
Epiroc AB–Class B	1,129	18,162
Ferrovial SA	1,413	36,996
Kajima Corp.	1,203	14,000
Obayashi Corp.	1,784	13,476
Quanta Services, Inc.	415	59,137
Shimizu Corp.	1,517	8,095
Skanska AB–Class B	985	15,615
Taisei Corp.	500	16,123
Vinci SA	1,558	155,312
WSP Global, Inc.(b)	360	41,767

		475,085

ELECTRICAL EQUIPMENT–0.6%
ABB Ltd. (REG)	4,552	138,734
AMETEK, Inc.	665	92,914
Eaton Corp. PLC	1,154	181,120
Emerson Electric Co.	1,713	164,551
First Solar, Inc.(a)	278	41,642
Fuji Electric Co., Ltd.	330	12,454
Generac Holdings, Inc.(a)	185	18,622
Hubbell, Inc.	156	36,610
Legrand SA	773	61,980
Mitsubishi Electric Corp.	5,558	55,074
Nidec Corp.	1,283	66,022
Plug Power, Inc.(a)(b)	1,508	18,654
Prysmian SpA	738	27,421
Rockwell Automation, Inc.	335	86,286
Schneider Electric SE	1,572	220,763
Sensata Technologies Holding PLC	450	18,171
Siemens Energy AG(a)	1,262	23,695
Vestas Wind Systems A/S	2,925	85,324

		1,350,037

INDUSTRIAL CONGLOMERATES–0.7%
3M Co.	1,604	192,352
CK Hutchison Holdings Ltd.	7,047	42,218
DCC PLC	286	14,063
General Electric Co.	3,176	266,117
Hitachi Ltd.	2,822	141,993
Honeywell International, Inc.	1,952	418,314
Investment AB Latour–Class B(b)	428	8,094
Jardine Cycle & Carriage Ltd.(b)	1,000	21,352
Jardine Matheson Holdings Ltd.	640	32,557

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Keppel Corp., Ltd.(b)	3,974	$21,552
Lifco AB–Class B	675	11,298
Melrose Industries PLC	11,743	18,919
Siemens AG (REG)	2,216	305,478
Smiths Group PLC	1,049	20,132
Toshiba Corp.	1,145	39,788

		1,554,227

MACHINERY–1.2%
Alfa Laval AB	839	24,270
Alstom SA	926	22,656
Atlas Copco AB–Class A	7,780	92,181
Atlas Copco AB–Class B	4,521	48,238
Caterpillar, Inc.	1,530	366,527
CNH Industrial NV	2,964	47,548
Cummins, Inc.	409	99,097
Daifuku Co., Ltd.	302	14,077
Daimler Truck Holding AG(a)	1,311	40,302
Deere & Co.	841	360,587
Dover Corp.	416	56,331
FANUC Corp.	608	90,985
Fortive Corp.	979	62,901
GEA Group AG	439	17,853
Hitachi Construction Machinery Co., Ltd.	258	5,750
Hoshizaki Corp.(b)	302	10,619
Husqvarna AB–Class B(b)	1,215	8,533
IDEX Corp.	219	50,004
Illinois Tool Works, Inc.	897	197,609
Indutrade AB	791	16,041
Ingersoll Rand, Inc.	1,168	61,028
Knorr-Bremse AG	210	11,424
Komatsu Ltd.	2,600	56,197
Kone Oyj–Class B	984	50,943
Kubota Corp.	2,951	40,315
Kurita Water Industries Ltd.(b)	279	11,524
Makita Corp.(b)	595	13,861
MINEBEA MITSUMI, Inc.	1,033	15,305
MISUMI Group, Inc.	730	15,866
Mitsubishi Heavy Industries Ltd.	863	34,103
NGK Insulators Ltd.	596	7,556
Nordson Corp.	150	35,658
PACCAR, Inc.	1,007	99,663
Parker-Hannifin Corp.	372	108,252
Pentair PLC	476	21,410
Rational AG	15	8,907
Sandvik AB	3,088	55,805
Schindler Holding AG	118	22,194
Schindler Holding AG (REG)	68	12,264
SKF AB–Class B	1,110	16,954
SMC Corp.	210	87,686
Snap-on, Inc.	155	35,416
Spirax-Sarco Engineering PLC	214	27,334

Company	Shares	U.S. $ Value

Stanley Black & Decker, Inc.	428	$32,151
Techtronic Industries Co., Ltd.	3,244	36,031
Toyota Industries Corp.	406	22,056
Trane Technologies PLC	669	112,452
VAT Group AG(c)	79	21,687
Volvo AB–Class A	580	11,012
Volvo AB–Class B	4,371	78,956
Wartsila OYJ Abp	1,371	11,560
Westinghouse Air Brake Technologies Corp.	501	50,005
Xylem, Inc./NY	522	57,718

		2,915,402

MARINE–0.1%
AP Moller–Maersk A/S–Class A	9	19,835
AP Moller–Maersk A/S–Class B	15	33,579
Mitsui OSK Lines Ltd.(b)	917	22,914
Nippon Yusen KK(b)	1,389	32,754
SITC International Holdings Co., Ltd.	3,000	6,649
ZIM Integrated Shipping Services Ltd.(b)	243	4,177

		119,908

PROFESSIONAL SERVICES–0.5%
Adecco Group AG (REG)	463	15,230
Booz Allen Hamilton Holding Corp.	384	40,136
Bureau Veritas SA	851	22,427
Clarivate PLC(a)	877	7,314
CoStar Group, Inc.(a)	1,147	88,640
Equifax, Inc.	355	68,998
Experian PLC	2,666	90,293
Intertek Group PLC	467	22,721
Jacobs Solutions, Inc.	370	44,426
Leidos Holdings, Inc.	376	39,552
Nihon M&A Center Holdings, Inc.	797	9,807
Persol Holdings Co., Ltd.	481	10,231
Randstad NV(b)	346	21,141
Recruit Holdings Co., Ltd.	4,186	131,030
RELX PLC (London)	5,560	153,723
Robert Half International, Inc.	318	23,478
SGS SA (REG)	19	44,257
Teleperformance	172	41,119
Thomson Reuters Corp.	490	55,898
TransUnion	558	31,667
Verisk Analytics, Inc.	455	80,271
Wolters Kluwer NV	761	79,627

		1,121,986

ROAD & RAIL–0.7%
Aurizon Holdings Ltd.	5,331	13,506

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Canadian National Railway Co.	1,702	$202,178
Canadian Pacific Railway Ltd. (Canada)(b)	2,694	200,856
Central Japan Railway Co.	407	49,971
CSX Corp.	6,202	192,138
East Japan Railway Co.(b)	893	50,863
Grab Holdings Ltd.–Class A(a)	3,203	10,314
Hankyu Hanshin Holdings, Inc.	638	18,902
JB Hunt Transport Services, Inc.	241	42,021
Keio Corp.(b)	316	11,575
Keisei Electric Railway Co., Ltd.(b)	351	9,972
Kintetsu Group Holdings Co., Ltd.(b)	428	14,131
Knight-Swift Transportation Holdings, Inc.	442	23,165
MTR Corp., Ltd.	3,764	19,907
Norfolk Southern Corp.	681	167,812
Odakyu Electric Railway Co., Ltd.	826	10,697
Old Dominion Freight Line, Inc.	276	78,323
TFI International, Inc.(b)	231	23,136
Tobu Railway Co., Ltd.(b)	482	11,243
Tokyu Corp.(b)	1,453	18,299
U-Haul Holding Co.	256	14,075
Uber Technologies, Inc.(a)	4,301	106,364
Union Pacific Corp.	1,809	374,590
West Japan Railway Co.	648	28,136

		1,692,174

TRADING COMPANIES & DISTRIBUTORS–0.4%
AerCap Holdings NV(a)	392	22,862
Ashtead Group PLC	1,276	72,483
Brenntag SE	448	28,571
Bunzl PLC	978	32,538
Fastenal Co.	1,665	78,788
Ferguson PLC	604	76,690
ITOCHU Corp.	3,401	106,699
Marubeni Corp.	4,408	50,498
Mitsubishi Corp.	3,611	117,230
Mitsui & Co., Ltd.	4,131	120,318
MonotaRO Co., Ltd.(b)	632	8,902
Reece Ltd.(b)	654	6,252
Sumitomo Corp.	3,189	53,011
Toromont Industries Ltd.	238	17,175
Toyota Tsusho Corp.	592	21,776
United Rentals, Inc.(a)	203	72,150
WW Grainger, Inc.	133	73,981

		959,924

TRANSPORTATION INFRASTRUCTURE–0.1%
Aena SME SA(a)(c)	218	27,328

Company	Shares	U.S. $ Value

Aeroports de Paris(a)	86	$11,522
Auckland International Airport Ltd.(a)	3,625	17,978
Getlink SE	1,274	20,401
Transurban Group	8,905	78,345

		155,574

		15,415,461

CONSUMER DISCRETIONARY–6.2%
AUTO COMPONENTS–0.2%
Aisin Corp.	343	9,095
Aptiv PLC(a)	785	73,107
BorgWarner, Inc.	686	27,611
Bridgestone Corp.(b)	1,668	59,059
Cie Generale des Etablissements Michelin SCA	1,965	54,740
Continental AG	319	19,017
Denso Corp.	1,260	61,790
Koito Manufacturing Co., Ltd.	562	8,378
Lear Corp.	172	21,331
Magna International, Inc.	795	44,659
Sumitomo Electric Industries Ltd.	2,019	22,812
Valeo	597	10,667

		412,266

AUTOMOBILES–1.0%
Bayerische Motoren Werke AG	959	84,905
Bayerische Motoren Werke AG (Preference Shares)	172	14,515
Dr Ing hc F Porsche AG (Preference Shares)(a)	330	33,301
Ferrari NV	365	78,270
Ford Motor Co.	11,439	133,036
General Motors Co.	4,003	134,661
Honda Motor Co., Ltd.	4,623	105,446
Isuzu Motors Ltd.	1,612	18,688
Lucid Group, Inc.(a)(b)	1,211	8,271
Mazda Motor Corp.	1,565	11,731
Mercedes-Benz Group AG	2,324	151,978
Nissan Motor Co., Ltd.	6,679	20,901
Porsche Automobil Holding SE (Preference Shares)	444	24,214
Renault SA(a)	556	18,553
Rivian Automotive, Inc.–Class A(a)(b)	920	16,956
Stellantis NV (Milan)	6,374	90,577
Subaru Corp.	1,781	26,964
Suzuki Motor Corp.	1,081	34,622
Tesla, Inc.(a)	7,715	950,334
Toyota Motor Corp.(b)	30,670	418,417
Volkswagen AG	86	13,491
Volkswagen AG (Preference Shares)	538	66,739

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Volvo Car AB–Class B(a)(b)	1,726	$7,859
Yamaha Motor Co., Ltd.(b)	795	17,968

		2,482,397

DISTRIBUTORS–0.1%
D’ieteren Group	72	13,818
Genuine Parts Co.	408	70,792
LKQ Corp.	755	40,324
Pool Corp.	115	34,768

		159,702

DIVERSIFIED CONSUMER SERVICES–0.0%
IDP Education Ltd.(b)	604	11,131

HOTELS, RESTAURANTS & LEISURE–1.1%
Accor SA(a)	495	12,349
Airbnb, Inc.–Class A(a)	1,099	93,964
Aramark	672	27,780
Aristocrat Leisure Ltd.	1,733	35,710
Booking Holdings, Inc.(a)	115	231,757
Caesars Entertainment, Inc.(a)	621	25,834
Carnival Corp.(a)	2,859	23,044
Chipotle Mexican Grill, Inc.(a)	81	112,387
Compass Group PLC	5,115	118,116
Darden Restaurants, Inc.	355	49,107
Domino’s Pizza, Inc.	104	36,026
Entain PLC	1,705	27,152
Evolution AB(c)	530	51,624
Expedia Group, Inc.(a)	441	38,632
Flutter Entertainment PLC(a)	484	66,323
Galaxy Entertainment Group Ltd.	5,343	35,128
Genting Singapore Ltd.(b)	16,869	12,039
Hilton Worldwide Holdings, Inc.	795	100,456
InterContinental Hotels Group PLC	533	30,583
La Francaise des Jeux SAEM(c)	304	12,232
Las Vegas Sands Corp.(a)	996	47,878
Lottery Corp. Ltd. (The)(a)	6,447	19,651
Marriott International, Inc./MD–Class A	799	118,963
McDonald’s Corp.	2,131	561,582
McDonald’s Holdings Co. Japan Ltd.(b)	192	7,297
MGM Resorts International	911	30,546
Oriental Land Co., Ltd./Japan	581	84,550
Restaurant Brands International, Inc.(b)	842	54,456
Royal Caribbean Cruises Ltd.(a)	665	32,871

Company	Shares	U.S. $ Value

Sands China Ltd.(a)	7,020	$23,027
Sodexo SA	256	24,494
Starbucks Corp.	3,324	329,741
Vail Resorts, Inc.	117	27,887
Whitbread PLC	585	18,087
Wynn Resorts Ltd.(a)(b)	313	25,813
Yum! Brands, Inc.	824	105,538

		2,652,624

HOUSEHOLD DURABLES–0.3%
Barratt Developments PLC	2,961	14,143
Berkeley Group Holdings PLC	316	14,406
DR Horton, Inc.	953	84,951
Electrolux AB–Class B(b)	636	8,593
Garmin Ltd.	447	41,254
Iida Group Holdings Co., Ltd.	411	6,240
Lennar Corp.–Class A	739	66,880
Mohawk Industries, Inc.(a)	147	15,026
Newell Brands, Inc.	1,138	14,885
NVR, Inc.(a)	10	46,126
Open House Group Co., Ltd.(b)	200	7,282
Panasonic Holdings Corp.	6,371	53,319
Persimmon PLC	924	13,548
PulteGroup, Inc.	670	30,505
SEB SA	72	6,041
Sekisui Chemical Co., Ltd.	983	13,701
Sekisui House Ltd.	1,689	29,944
Sharp Corp./Japan(b)	597	4,288
Sony Group Corp.	3,634	276,989
Taylor Wimpey PLC	10,230	12,529
Whirlpool Corp.	158	22,351

		783,001

INTERNET & DIRECT MARKETING RETAIL–1.2%
Amazon.com, Inc.(a)	26,558	2,230,872
Chewy, Inc.–Class A(a)(b)	269	9,974
Delivery Hero SE(a)(c)	492	23,611
DoorDash, Inc.–Class A(a)	674	32,905
eBay, Inc.	1,591	65,979
Etsy, Inc.(a)	367	43,959
Just Eat Takeaway.com NV(a)(c)	529	11,259
MercadoLibre, Inc.(a)	132	111,704
Prosus NV	2,403	165,911
Rakuten Group, Inc.(a)(b)	2,513	11,326
Zalando SE(a)(c)	648	22,813
ZOZO, Inc.	271	6,693

		2,737,006

LEISURE PRODUCTS–0.1%
Bandai Namco Holdings, Inc.(b)	579	36,291
BRP, Inc.(b)	105	8,005
Hasbro, Inc.	380	23,184

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Shimano, Inc.(b)	260	$41,085
Yamaha Corp.(b)	394	14,621

		123,186

MULTILINE RETAIL–0.4%
Canadian Tire Corp., Ltd.–Class A(b)	161	16,825
Cie Financiere Richemont SA (REG)	1,512	196,046
Dollar General Corp.	654	161,048
Dollar Tree, Inc.(a)	649	91,795
Dollarama, Inc.	798	46,672
Next PLC	370	25,926
Pan Pacific International Holdings Corp.	1,071	19,893
Target Corp.	1,334	198,819
Wesfarmers Ltd.(b)	3,285	102,450

		859,474

SPECIALTY RETAIL–1.1%
Advance Auto Parts, Inc.	174	25,583
AutoZone, Inc.(a)	57	140,572
Bath & Body Works, Inc.	661	27,855
Best Buy Co., Inc.	587	47,083
Burlington Stores, Inc.(a)	190	38,524
CarMax, Inc.(a)	461	28,070
Dynatrace, Inc.(a)	582	22,291
Fast Retailing Co., Ltd.(b)	219	133,269
H & M Hennes & Mauritz AB–Class B(b)	2,115	22,792
Hikari Tsushin, Inc.	86	12,105
Home Depot, Inc. (The)	2,966	936,841
Industria de Diseno Textil SA	3,159	83,906
JD Sports Fashion PLC	7,470	11,352
Kingfisher PLC	5,699	16,192
Lowe’s Cos., Inc.	1,798	358,234
Nitori Holdings Co., Ltd.(b)	213	27,831
O’Reilly Automotive, Inc.(a)	184	155,302
Ross Stores, Inc.	1,014	117,695
TJX Cos., Inc. (The)	3,363	267,695
Tractor Supply Co.	322	72,440
Ulta Beauty, Inc.(a)	149	69,891
USS Co., Ltd.	553	8,774

		2,624,297

TEXTILES, APPAREL & LUXURY GOODS–0.7%
adidas AG	501	67,899
Burberry Group PLC	1,135	27,594
EssilorLuxottica SA	843	152,526
Gildan Activewear, Inc.	529	14,487
Hermes International	92	142,402
Kering SA	217	110,437
Lululemon Athletica, Inc.(a)	337	107,968
LVMH Moet Hennessy Louis Vuitton SE	796	579,243
Moncler SpA	594	31,563

Company	Shares	U.S. $ Value

NIKE, Inc.–Class B	3,660	$428,257
Pandora A/S	263	18,589
Puma SE	306	18,496
Swatch Group AG (The)	84	23,875
Swatch Group AG (The) (REG)	152	7,904
VF Corp.	956	26,395

		1,757,635

		14,602,719

CONSUMER STAPLES–4.9%
BEVERAGES–1.2%
Anheuser-Busch InBev SA/NV	2,516	151,541
Asahi Group Holdings Ltd.(b)	1,264	39,345
Brown-Forman Corp.–Class B	895	58,784
Budweiser Brewing Co. APAC Ltd.(c)	4,137	12,932
Carlsberg AS–Class B	282	37,407
Coca-Cola Co. (The)	11,900	756,959
Coca-Cola Europacific Partners PLC	595	32,915
Coca-Cola HBC AG	583	13,781
Constellation Brands, Inc.–Class A	462	107,069
Davide Campari-Milano NV	1,514	15,371
Diageo PLC	6,595	288,675
Heineken Holding NV	292	22,551
Heineken NV	751	70,738
Ito En Ltd.	176	6,405
Keurig Dr Pepper, Inc.	2,256	80,449
Kirin Holdings Co., Ltd.(b)	2,328	35,482
Molson Coors Beverage Co.–Class B	547	28,182
Monster Beverage Corp.(a)	1,145	116,252
PepsiCo, Inc.	3,973	717,762
Pernod Ricard SA	598	117,640
Remy Cointreau SA	68	11,466
Suntory Beverage & Food Ltd.	338	11,510
Treasury Wine Estates Ltd.	2,090	19,308

		2,752,524

FOOD & STAPLES RETAILING–1.0%
Aeon Co., Ltd.	1,825	38,536
Alimentation Couche-Tard, Inc.	2,368	104,059
Carrefour SA	1,719	28,752
Coles Group Ltd.	3,870	43,869
Costco Wholesale Corp.	1,284	586,146
Empire Co., Ltd.–Class A	471	12,405
Endeavour Group Ltd./Australia(b)	3,890	16,929
George Weston Ltd.	209	25,931

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

HelloFresh SE(a)	478	$10,432
J Sainsbury PLC	5,092	13,355
Jeronimo Martins SGPS SA	820	17,741
Kesko Oyj–Class B	791	17,478
Kobe Bussan Co., Ltd.	396	11,413
Koninklijke Ahold Delhaize NV(b)	3,029	87,088
Kroger Co. (The)	1,969	87,778
Loblaw Cos., Ltd.	475	41,999
Metro, Inc./CN	692	38,316
Ocado Group PLC(a)(b)	1,672	12,411
Seven & i Holdings Co., Ltd.	2,212	94,798
Sysco Corp.	1,466	112,076
Tesco PLC	21,621	58,266
Walgreens Boots Alliance, Inc.	2,128	79,502
Walmart, Inc.	4,367	619,197
Welcia Holdings Co., Ltd.	240	5,594
Woolworths Group Ltd.(b)	3,516	80,289

		2,244,360

FOOD PRODUCTS–1.1%
Ajinomoto Co., Inc.(b)	1,258	38,449
Archer-Daniels-Midland Co.	1,624	150,788
Associated British Foods PLC	1,031	19,547
Barry Callebaut AG (REG)	11	21,722
Bunge Ltd.	440	43,899
Campbell Soup Co.	609	34,561
Chocoladefabriken Lindt & Spruengli AG	4	40,760
Chocoladefabriken Lindt & Spruengli AG (REG)	1	102,883
Conagra Brands, Inc.	1,392	53,870
Danone SA	1,860	98,033
General Mills, Inc.	1,726	144,725
Hershey Co. (The)	426	98,649
Hormel Foods Corp.	870	39,629
JDE Peet’s NV	291	8,417
JM Smucker Co. (The)	309	48,964
Kellogg Co.	739	52,646
Kerry Group PLC–Class A	461	41,642
Kikkoman Corp.(b)	395	20,791
Kraft Heinz Co. (The)	2,130	86,712
Lamb Weston Holdings, Inc.	417	37,263
McCormick & Co., Inc./MD	726	60,178
MEIJI Holdings Co., Ltd.	320	16,403
Mondelez International, Inc.–Class A	3,970	264,601
Mowi ASA	1,198	20,414
Nestle SA (REG)	7,966	920,148
Nisshin Seifun Group, Inc.	562	7,063
Nissin Foods Holdings Co., Ltd.	164	12,988
Orkla ASA	2,175	15,698

Company	Shares	U.S. $ Value

Salmar ASA	189	$7,412
Saputo, Inc.(b)	726	17,973
Tyson Foods, Inc.–Class A	839	52,228
WH Group Ltd.(c)	23,359	13,624
Wilmar International Ltd.	5,113	15,929
Yakult Honsha Co., Ltd.	342	22,263

		2,630,872

HOUSEHOLD PRODUCTS–0.7%
Church & Dwight Co., Inc.	704	56,749
Clorox Co. (The)	357	50,098
Colgate-Palmolive Co.	2,295	180,823
Essity AB–Class B	1,764	46,194
Henkel AG & Co. KGaA	301	19,344
Henkel AG & Co. KGaA (Preference Shares)	516	35,765
Kimberly-Clark Corp.	978	132,763
Procter & Gamble Co. (The)	6,910	1,047,280
Reckitt Benckiser Group PLC	2,073	143,693
Unicharm Corp.(b)	1,194	45,714

		1,758,423

PERSONAL PRODUCTS–0.4%
Beiersdorf AG	292	33,367
Estee Lauder Cos., Inc. (The)–Class A	671	166,482
Haleon PLC(a)	14,711	58,206
Kao Corp.(b)	1,393	55,303
Kobayashi Pharmaceutical Co., Ltd.(b)	138	9,459
Kose Corp.	96	10,431
L’Oreal SA	700	250,668
Shiseido Co., Ltd.(b)	1,163	57,003
Unilever PLC (London)	7,373	372,246

		1,013,165

TOBACCO–0.5%
Altria Group, Inc.	5,216	238,423
British American Tobacco PLC	6,191	244,904
Imperial Brands PLC	2,615	65,143
Japan Tobacco, Inc.(b)	3,390	68,343
Philip Morris International, Inc.	4,490	454,433

		1,071,246

		11,470,590

COMMUNICATION SERVICES–3.9%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.0%
AT&T, Inc.	20,640	379,982
BCE, Inc.(b)	211	9,271
Bezeq The Israeli Telecommunication Corp., Ltd.	6,007	10,305

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

BT Group PLC	20,131	$27,182
Cellnex Telecom SA(c)	1,574	52,212
Charter Communications, Inc.–Class A(a)	326	110,547
Comcast Corp.–Class A	12,756	446,077
Deutsche Telekom AG (REG)	9,388	186,789
Elisa Oyj	412	21,838
HKT Trust & HKT Ltd.	10,744	13,152
Infrastrutture Wireless Italiane SpA(c)	973	9,816
Koninklijke KPN NV	9,568	29,615
Liberty Global PLC–Class A(a)	477	9,030
Liberty Global PLC–Class C(a)	821	15,952
Lumen Technologies, Inc.	2,699	14,089
Nippon Telegraph & Telephone Corp.	3,367	96,022
Orange SA	5,778	57,330
Quebecor, Inc.–Class B(b)	455	10,148
Shaw Communications, Inc.–Class B	1,381	39,788
Singapore Telecommunications Ltd.	23,333	44,736
Sirius XM Holdings, Inc.(b)	2,255	13,169
Spark New Zealand Ltd.	5,421	18,560
Swisscom AG (REG)	75	41,086
Telecom Italia SpA/Milano(a)	28,861	6,689
Telefonica Deutschland Holding AG	3,015	7,405
Telefonica SA	15,055	54,501
Telenor ASA	2,026	18,929
Telia Co. AB(b)	7,699	19,673
Telstra Group Ltd.	11,713	31,677
TELUS Corp.	1,357	26,188
United Internet AG (REG)	280	5,646
Verizon Communications, Inc.	12,165	479,301
Washington H Soul Pattinson & Co., Ltd.(b)	627	11,763

		2,318,468

ENTERTAINMENT–0.7%
Activision Blizzard, Inc.	2,266	173,462
Bollore SE	2,563	14,323
Capcom Co., Ltd.(b)	468	14,939
Electronic Arts, Inc.	806	98,477
Embracer Group AB(a)(b)	1,882	8,544
Koei Tecmo Holdings Co., Ltd.(b)	246	4,449
Konami Group Corp.	230	10,434
Liberty Media Corp-Liberty Formula One–Class C(a)	568	33,955
Live Nation Entertainment, Inc.(a)	500	34,870
Netflix, Inc.(a)	1,289	380,100
Nexon Co., Ltd.(b)	1,340	30,084

Company	Shares	U.S. $ Value

Nintendo Co., Ltd.(b)	3,160	$132,867
ROBLOX Corp.–Class A(a)(b)	1,027	29,229
Roku, Inc.(a)	350	14,245
Sea Ltd. (ADR)(a)	944	49,116
Square Enix Holdings Co., Ltd.	218	10,121
Take-Two Interactive Software, Inc.(a)	483	50,295
Toho Co., Ltd./Tokyo(b)	296	11,410
Ubisoft Entertainment SA(a)	272	7,684
Universal Music Group NV	2,101	50,808
Walt Disney Co. (The)(a)	5,281	458,813
Warner Bros Discovery, Inc.(a)	6,680	63,326

		1,681,551

INTERACTIVE MEDIA & SERVICES–1.7%
Adevinta ASA(a)	844	5,589
Alphabet, Inc.–Class A(a)	17,368	1,532,379
Alphabet, Inc.–Class C(a)	16,067	1,425,625
Auto Trader Group PLC(c)	2,727	16,982
Kakaku.com, Inc.	296	4,749
Match Group, Inc.(a)	820	34,022
Meta Platforms, Inc.–Class A(a)	6,606	794,966
Pinterest, Inc.–Class A(a)	1,688	40,985
REA Group Ltd.(b)	153	11,507
Scout24 SE(c)	232	11,677
SEEK Ltd.(b)	976	13,876
Snap, Inc.–Class A(a)	3,231	28,917
Z Holdings Corp.(b)	7,735	19,318
ZoomInfo Technologies, Inc.(a)	759	22,853

		3,963,445

MEDIA–0.2%
CyberAgent, Inc.	1,204	10,719
Dentsu Group, Inc.(b)	626	19,638
DISH Network Corp.–Class A(a)	718	10,081
Fox Corp.–Class A	887	26,938
Fox Corp.–Class B	421	11,977
Hakuhodo DY Holdings, Inc.	581	5,831
Informa PLC	4,200	31,331
Interpublic Group of Cos., Inc. (The)	1,132	37,707
Liberty Broadband Corp.–Class C(a)	363	27,686
Liberty Media Corp.-Liberty SiriusXM–Class A(a)	213	8,373
Liberty Media Corp.-Liberty SiriusXM–Class C(a)	475	18,587
News Corp.–Class A	1,116	20,311
Omnicom Group, Inc.	593	48,371
Paramount Global–Class B	1,762	29,743

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Pearson PLC	1,918	$21,658
Publicis Groupe SA	662	42,290
Vivendi SE	2,087	19,937
WPP PLC	3,163	31,250

		422,428

WIRELESS TELECOMMUNICATION SERVICES–0.3%
KDDI Corp.	4,668	141,566
Rogers Communications, Inc.–Class B	1,026	48,019
SoftBank Corp.	8,287	93,756
SoftBank Group Corp.(b)	3,462	146,418
T-Mobile US, Inc.(a)	1,817	254,380
Tele2 AB–Class B	1,650	13,460
Vodafone Group PLC	76,498	77,471

		775,070

		9,160,962

ENERGY–3.5%
ENERGY EQUIPMENT & SERVICES–0.2%
Baker Hughes Co.	2,930	86,523
Halliburton Co.	2,627	103,372
Schlumberger NV	4,097	219,026
Tenaris SA	1,367	23,974

		432,895

OIL, GAS & CONSUMABLE FUELS–3.3%
Aker BP ASA	915	28,441
Ampol Ltd.	690	13,263
APA Corp.	946	44,159
ARC Resources Ltd.(b)	1,909	25,731
BP PLC	54,501	314,468
Cameco Corp.(b)	1,252	28,378
Canadian Natural Resources Ltd.(b)	3,248	180,367
Cenovus Energy, Inc.	4,017	77,937
Cheniere Energy, Inc.	651	97,624
Chesapeake Energy Corp.(b)	298	28,122
Chevron Corp.	5,387	966,913
ConocoPhillips	3,688	435,184
Coterra Energy, Inc.	2,304	56,609
Devon Energy Corp.	1,802	110,841
Diamondback Energy, Inc.	490	67,022
Enbridge, Inc.	5,865	229,229
ENEOS Holdings, Inc.	8,837	30,094
Eni SpA	7,241	102,963
EOG Resources, Inc.	1,698	219,925
EQT Corp.	964	32,612
Equinor ASA	2,759	99,159
Exxon Mobil Corp.	12,072	1,331,542
Galp Energia SGPS SA	1,451	19,575
Hess Corp.	807	114,449
HF Sinclair Corp.	471	24,440

Company	Shares	U.S. $ Value

Idemitsu Kosan Co., Ltd.(b)	524	$12,268
Imperial Oil Ltd.	642	31,270
Inpex Corp.(b)	2,918	31,355
Keyera Corp.(b)	640	13,986
Kinder Morgan, Inc.	5,900	106,672
Marathon Oil Corp.	1,962	53,111
Marathon Petroleum Corp.	1,445	168,184
Neste Oyj	1,225	56,493
Occidental Petroleum Corp.	2,698	169,947
OMV AG	427	21,965
ONEOK, Inc.	1,294	85,016
Ovintiv, Inc. (New York)	737	37,373
Parkland Corp.(b)	452	9,918
Pembina Pipeline Corp.	1,607	54,548
Phillips 66	1,394	145,088
Pioneer Natural Resources Co.	657	150,052
Repsol SA	3,996	63,604
Santos Ltd.	9,233	45,410
Shell PLC	21,041	593,163
Suncor Energy, Inc.	3,908	123,965
Targa Resources Corp.	624	45,864
TC Energy Corp.	2,931	116,850
Texas Pacific Land Corp.	18	42,196
TotalEnergies SE	7,207	452,406
Tourmaline Oil Corp.	925	46,674
Valero Energy Corp.	1,141	144,747
Williams Cos., Inc. (The)	3,529	116,104
Woodside Energy Group Ltd.(b)	5,499	133,176

		7,750,452

		8,183,347

MATERIALS–2.8%
CHEMICALS–1.4%
Air Liquide SA	1,516	215,174
Air Products and Chemicals, Inc.	643	198,211
Akzo Nobel NV	526	35,296
Albemarle Corp.	340	73,732
Arkema SA	172	15,471
Asahi Kasei Corp.	3,575	25,449
BASF SE	2,660	130,975
Celanese Corp.	314	32,103
CF Industries Holdings, Inc.	577	49,160
Chr Hansen Holding A/S	306	22,011
Clariant AG (REG)	624	9,910
Corteva, Inc.	2,082	122,380
Covestro AG(c)	559	21,776
Croda International PLC	405	32,229
Dow, Inc.	2,080	104,811
DuPont de Nemours, Inc.	1,451	99,582
Eastman Chemical Co.	356	28,993
Ecolab, Inc.	743	108,151
EMS-Chemie Holding AG (REG)	21	14,223
Evonik Industries AG	607	11,578
FMC Corp.	365	45,552

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Givaudan SA (REG)	27	$82,699
ICL Group Ltd.	2,050	14,812
IMCD NV	165	23,602
International Flavors & Fragrances, Inc.	739	77,477
Johnson Matthey PLC	530	13,545
JSR Corp.(b)	512	10,026
Koninklijke DSM NV	507	62,257
Linde PLC	1,439	469,373
LyondellBasell Industries NV–Class A	756	62,771
Mitsubishi Chemical Group Corp.	3,705	19,181
Mitsui Chemicals, Inc.	440	9,883
Mosaic Co. (The)	1,000	43,870
Nippon Paint Holdings Co., Ltd.(b)	2,322	18,237
Nippon Sanso Holdings Corp.	450	6,518
Nissan Chemical Corp.	397	17,312
Nitto Denko Corp.	414	23,844
Novozymes A/S–Class B	592	30,034
Nutrien Ltd.(b)	1,561	113,962
OCI NV	305	10,905
Orica Ltd.	1,301	13,302
PPG Industries, Inc.	681	85,629
RPM International, Inc.	374	36,446
Sherwin-Williams Co. (The)	714	169,454
Shin-Etsu Chemical Co., Ltd.	1,129	137,865
Sika AG (REG)	423	101,691
Solvay SA(b)	215	21,738
Sumitomo Chemical Co., Ltd.	4,272	15,318
Symrise AG	385	41,813
Toray Industries, Inc.	3,953	21,984
Tosoh Corp.	716	8,514
Umicore SA	606	22,289
Westlake Corp.	111	11,382
Yara International ASA	479	21,036

		3,215,536

CONSTRUCTION MATERIALS–0.1%
CRH PLC	2,187	86,977
HeidelbergCement AG	419	23,743
Holcim AG	1,606	83,132
James Hardie Industries PLC	1,290	23,218
Martin Marietta Materials, Inc.	181	61,172
Vulcan Materials Co.	385	67,417

		345,659

CONTAINERS & PACKAGING–0.2%
Amcor PLC	4,313	51,368
Avery Dennison Corp.	236	42,716

Company	Shares	U.S. $ Value

Ball Corp.	910	$46,537
CCL Industries, Inc.–Class B(b)	430	18,369
Crown Holdings, Inc.	351	28,856
International Paper Co.	996	34,491
Packaging Corp. of America	272	34,792
Sealed Air Corp.	419	20,900
SIG Group AG	885	19,338
Smurfit Kappa Group PLC	716	26,535
Westrock Co.	736	25,878

		349,780

METALS & MINING–1.0%
Agnico Eagle Mines Ltd.(b)	1,322	68,697
Alcoa Corp.	521	23,690
Anglo American PLC	3,680	144,108
Antofagasta PLC	1,142	21,318
ArcelorMittal SA	1,525	40,233
Barrick Gold Corp. (Toronto)	5,129	87,920
BHP Group Ltd.	14,673	454,525
BlueScope Steel Ltd.	1,363	15,534
Boliden AB	792	29,749
Cleveland-Cliffs, Inc.(a)	1,498	24,133
First Quantum Minerals Ltd.	1,703	35,582
Fortescue Metals Group Ltd.(b)	4,905	68,558
Franco-Nevada Corp.	555	75,655
Freeport-McMoRan, Inc.	4,140	157,320
Glencore PLC	28,298	188,709
IGO Ltd.(b)	1,974	18,057
Ivanhoe Mines Ltd.–Class A(a)(b)	1,755	13,869
JFE Holdings, Inc.	1,378	15,990
Kinross Gold Corp.	3,765	15,349
Lundin Mining Corp.	1,892	11,612
Mineral Resources Ltd.(b)	494	25,913
Newcrest Mining Ltd.	2,586	36,262
Newmont Corp. (New York)	2,299	108,513
Nippon Steel Corp.	2,295	39,821
Norsk Hydro ASA	3,895	29,105
Northern Star Resources Ltd.(b)	3,374	25,249
Nucor Corp.	759	100,044
Pan American Silver Corp.(b)	609	9,940
Pilbara Minerals Ltd.(a)	7,348	18,607
Rio Tinto Ltd.	1,075	84,845
Rio Tinto PLC	3,257	229,241
South32 Ltd.	13,406	36,754
Steel Dynamics, Inc.	529	51,683
Sumitomo Metal Mining Co., Ltd.	672	23,613
Teck Resources Ltd.–Class B	1,386	52,379

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

voestalpine AG	336	$8,900
Wheaton Precious Metals Corp.	1,308	51,103

		2,442,580

PAPER & FOREST PRODUCTS–0.1%
Holmen AB–Class B	272	10,811
Mondi PLC	1,406	23,777
Oji Holdings Corp.	2,281	9,213
Stora Enso Oyj–Class R	1,596	22,503
Svenska Cellulosa AB SCA–Class B	1,754	22,214
UPM-Kymmene Oyj	1,546	57,853
West Fraser Timber Co., Ltd.	171	12,347

		158,718

		6,512,273

UTILITIES–1.9%
AUTOMOBILES–0.0%
Corp. ACCIONA Energias Renovables SA	191	7,380

ELECTRIC UTILITIES–1.1%
Acciona SA	72	13,250
Alliant Energy Corp.	727	40,138
American Electric Power Co., Inc.	1,488	141,286
Chubu Electric Power Co., Inc.	1,839	19,016
CK Infrastructure Holdings Ltd.	903	4,712
CLP Holdings Ltd.	4,629	33,725
Constellation Energy Corp.	947	81,641
Duke Energy Corp.	2,230	229,668
Edison International	1,105	70,300
EDP–Energias de Portugal SA	8,040	40,078
Electricite de France SA	1,688	21,671
Elia Group SA/NV	96	13,648
Emera, Inc.	770	29,429
Endesa SA	920	17,339
Enel SpA	23,558	126,698
Entergy Corp.	589	66,263
Evergy, Inc.	665	41,848
Eversource Energy	1,004	84,175
Exelon Corp.	2,873	124,200
FirstEnergy Corp.	1,572	65,930
Fortis, Inc./Canada(b)	1,386	55,460
Fortum Oyj	1,286	21,417
HK Electric Investments & HK Electric Investments Ltd.–Class SS(c)	7,615	5,035
Hydro One Ltd.(c)	953	25,528
Iberdrola SA	17,506	204,356
Kansai Electric Power Co., Inc. (The)(b)	1,971	19,140
Mercury NZ Ltd.	2,001	7,069

Company	Shares	U.S. $ Value

NextEra Energy, Inc.	5,691	$475,768
NRG Energy, Inc.	681	21,669
Origin Energy Ltd.	4,990	26,117
Orsted AS(c)	548	49,542
PG&E Corp.(a)	4,318	70,211
Power Assets Holdings Ltd.	3,858	21,086
PPL Corp.	2,132	62,297
Red Electrica Corp. SA(b)	1,175	20,431
Southern Co. (The)	3,152	225,084
SSE PLC	3,092	63,593
Terna–Rete Elettrica Nazionale	4,075	30,095
Tokyo Electric Power Co. Holdings, Inc.(a)	4,384	15,789
Verbund AG	197	16,560
Xcel Energy, Inc.	1,585	111,124

		2,812,386

GAS UTILITIES–0.1%
AltaGas Ltd.	814	14,056
APA Group	3,417	24,976
Atmos Energy Corp.	405	45,388
Enagas SA	720	11,973
Hong Kong & China Gas Co., Ltd.	31,787	30,147
Naturgy Energy Group SA	421	10,941
Osaka Gas Co., Ltd.	1,040	16,758
Snam SpA	5,840	28,317
Tokyo Gas Co., Ltd.	1,050	20,559
UGI Corp.	606	22,464

		225,579

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.1%
AES Corp. (The)	1,934	55,622
Brookfield Renewable Corp.–Class A(b)	374	10,295
EDP Renovaveis SA	834	18,378
Meridian Energy Ltd.	3,733	12,417
Northland Power, Inc.	683	18,729
RWE AG	1,861	82,270
Vistra Corp.	1,085	25,172

		222,883

MULTI-UTILITIES–0.5%
Algonquin Power & Utilities Corp.(b)	1,963	12,787
Ameren Corp.	749	66,601
Canadian Utilities Ltd.–Class A(b)	372	10,069
CenterPoint Energy, Inc.	1,823	54,672
CMS Energy Corp.	841	53,261
Consolidated Edison, Inc.	1,027	97,883
Dominion Energy, Inc.	2,385	146,248
DTE Energy Co.	561	65,934
E.ON SE	6,503	64,653
Engie SA	5,290	75,679

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

National Grid PLC	10,601	$126,993
NiSource, Inc.	1,175	32,219
Public Service Enterprise Group, Inc.	1,445	88,535
Sempra Energy	911	140,786
United Utilities Group PLC	1,975	23,598
Veolia Environnement SA	1,927	49,513
WEC Energy Group, Inc.	914	85,697

		1,195,128

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.0%
BKW AG	61	8,346

WATER UTILITIES–0.1%
American Water Works Co., Inc.	527	80,326
Essential Utilities, Inc.	721	34,413
Severn Trent PLC	717	22,907

		137,646

		4,609,348

REAL ESTATE–1.6%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)–1.3%
Alexandria Real Estate Equities, Inc.	449	65,406
American Homes 4 Rent–Class A	906	27,307
American Tower Corp.	1,349	285,799
AvalonBay Communities, Inc.	405	65,416
Boston Properties, Inc.	431	29,127
British Land Co. PLC (The)	2,550	12,107
Camden Property Trust	293	32,781
Canadian Apartment Properties REIT	245	7,723
CapitaLand Ascendas REIT	9,639	19,741
CapitaLand Integrated Commercial Trust	14,593	22,257
Covivio	137	8,132
Crown Castle, Inc.	1,255	170,228
Daiwa House REIT Investment Corp.	7	15,608
Dexus	3,115	16,354
Digital Realty Trust, Inc.	833	83,525
Equinix, Inc.	264	172,928
Equity LifeStyle Properties, Inc.	512	33,075
Equity Residential	1,035	61,065
Essex Property Trust, Inc.	189	40,053
Extra Space Storage, Inc.	388	57,106
Gaming and Leisure Properties, Inc.	743	38,703
Gecina SA	133	13,550
GLP J-REIT	13	14,972
Goodman Group	4,902	57,649

Company	Shares	U.S. $ Value

GPT Group (The)(b)	5,548	$15,823
Healthcare Realty Trust, Inc.	1,102	21,235
Healthpeak Properties, Inc.	1,562	39,159
Host Hotels & Resorts, Inc.	2,070	33,223
Invitation Homes, Inc.	1,768	52,403
Iron Mountain, Inc.	842	41,974
Japan Metropolitan Fund Invest	21	16,706
Japan Real Estate Investment Corp.	4	17,569
Kimco Realty Corp.	1,791	37,933
Klepierre SA	623	14,379
Land Securities Group PLC(b)	2,048	15,301
Link REIT	5,173	37,853
Mapletree Logistics Trust(b)	9,093	10,813
Mapletree Pan Asia Commercial Trust(b)	6,196	7,741
Medical Properties Trust, Inc.(b)	1,735	19,328
Mid-America Apartment Communities, Inc.	335	52,592
Mirvac Group	11,429	16,535
Nippon Building Fund, Inc.(b)	5	22,359
Nippon Prologis REIT, Inc.	6	14,067
Nomura Real Estate Master Fund, Inc.	13	16,106
Prologis, Inc.	2,674	301,440
Public Storage	458	128,327
Realty Income Corp.	1,789	113,476
Regency Centers Corp.	446	27,875
RioCan Real Estate Investment Trust	430	6,710
SBA Communications Corp.	313	87,737
Scentre Group	15,034	29,265
Segro PLC	3,502	32,261
Simon Property Group, Inc.	948	111,371
Stockland	6,914	17,028
Sun Communities, Inc.	358	51,194
UDR, Inc.	941	36,445
Ventas, Inc.	1,158	52,168
VICI Properties, Inc.	2,789	90,364
Vicinity Centres(b)	11,208	15,134
Warehouses De Pauw CVA	467	13,378
Welltower, Inc.	1,342	87,968
Weyerhaeuser Co.	2,132	66,092
WP Carey, Inc.	559	43,686

		3,165,630

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.3%
Aroundtown SA	2,893	6,739
Azrieli Group Ltd.	123	8,203

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Capitaland Investment Ltd./Singapore(b)	7,504	$20,739
CBRE Group, Inc.–Class A(a)	930	71,573
City Developments Ltd.	1,050	6,455
CK Asset Holdings Ltd.	5,031	30,856
Daito Trust Construction Co., Ltd.	183	18,736
Daiwa House Industry Co., Ltd.	1,644	37,872
ESR Group Ltd.(c)	5,748	12,016
Fastighets AB Balder–Class B(a)	1,827	8,527
FirstService Corp.(b)	115	14,083
Hang Lung Properties Ltd.	5,030	9,798
Henderson Land Development Co., Ltd.	3,938	13,709
Hongkong Land Holdings Ltd.	2,395	11,019
Hulic Co., Ltd.(b)	1,101	8,646
LEG Immobilien SE	215	14,022
Lendlease Corp., Ltd.(b)	1,995	10,590
Mitsubishi Estate Co., Ltd.(b)	3,335	43,200
Mitsui Fudosan Co., Ltd.	2,569	46,954
New World Development Co., Ltd.	3,625	10,169
Nomura Real Estate Holdings, Inc.	331	7,078
Sagax AB–Class B	552	12,542
Sino Land Co., Ltd.	9,242	11,527
Sumitomo Realty & Development Co., Ltd.	856	20,174
Sun Hung Kai Properties Ltd.	3,616	49,392
Swire Pacific Ltd.–Class A	1,435	12,579
Swire Properties Ltd.	2,422	6,135
Swiss Prime Site AG (REG)	222	19,241
Unibail-Rodamco-Westfield(a)	342	17,876
UOL Group Ltd.	370	1,860
Vonovia SE	2,074	48,856
Wharf Real Estate Investment Co., Ltd.	3,876	22,574
Zillow Group, Inc.–Class C(a)(b)	458	14,752

		648,492

		3,814,122

FOOD BEVERAGE & TOBACCO–0.0%
AGRICULTURAL PRODUCTS–0.0%
Darling Ingredients, Inc.(a)	465	29,105

Total Common Stocks (cost $102,184,900)		144,531,224

Company		Principal Amount (000)	U.S. $ Value

GOVERNMENTS– TREASURIES–36.3%
UNITED STATES–36.3%
U.S. Treasury Bonds
2.00%, 02/15/2050	$	172	$114,849
2.25%, 08/15/2046		3,477	2,480,551
2.25%, 08/15/2049		287	203,501
2.25%, 02/15/2052		2,286	1,605,207
2.375%, 11/15/2049		584	425,955
2.375%, 05/15/2051		2,283	1,652,606
2.50%, 02/15/2045		288	218,127
2.50%, 05/15/2046		42	31,798
2.75%, 08/15/2047		143	112,737
2.875%, 05/15/2043		370	303,978
2.875%, 08/15/2045		2,897	2,348,705
2.875%, 11/15/2046		187	150,563
2.875%, 05/15/2049		313	253,969
2.875%, 05/15/2052		417	337,426
3.00%, 05/15/2045		265	219,701
3.00%, 02/15/2047		238	195,917
3.00%, 05/15/2047		409	337,353
3.00%, 02/15/2048		350	289,216
3.00%, 08/15/2048		792	655,092
3.00%, 02/15/2049		257	213,061
3.125%, 11/15/2041		282	244,640
3.125%, 02/15/2043		521	446,740
3.50%, 02/15/2039		12	11,525
3.625%, 08/15/2043		1,869	1,729,131
3.75%, 08/15/2041		128	122,431
3.75%, 11/15/2043		98	91,894
3.875%, 08/15/2040		161	157,390
4.00%, 11/15/2052		157	158,490
4.25%, 05/15/2039		134	138,441
4.375%, 11/15/2039		502	526,447
4.375%, 05/15/2040		60	62,842
4.375%, 05/15/2041		132	137,277
4.50%, 08/15/2039		179	190,450
4.75%, 02/15/2037		465	510,340
4.75%, 02/15/2041		161	176,094
5.25%, 11/15/2028		378	400,150
5.375%, 02/15/2031		359	394,397
5.50%, 08/15/2028		762	815,031
6.00%, 02/15/2026		1,336	1,402,068
6.125%, 11/15/2027		1,389	1,514,879
6.25%, 05/15/2030		374	427,638
6.875%, 08/15/2025		471	499,154
7.625%, 02/15/2025		158	167,932
U.S. Treasury Notes
0.25%, 06/30/2025		1,733	1,570,712
0.25%, 08/31/2025		3,468	3,119,756
0.25%, 09/30/2025		1,168	1,049,016
0.375%, 04/30/2025		1,430	1,305,312
0.375%, 12/31/2025		1,352	1,208,683
0.375%, 01/31/2026		2,433	2,166,397
0.50%, 03/31/2025		99	90,681
0.50%, 02/28/2026		1,120	998,547
0.625%, 05/15/2030		934	740,753
0.625%, 08/15/2030		997	787,088

AB Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

0.75%, 04/30/2026	$	908	$812,287
0.75%, 05/31/2026		1,952	1,742,019
0.75%, 08/31/2026		1,015	899,455
0.875%, 09/30/2026		1,513	1,344,826
1.125%, 10/31/2026		1,163	1,041,248
1.25%, 12/31/2026		919	823,439
1.375%, 11/15/2031		861	703,195
1.50%, 11/30/2024		325	307,487
1.50%, 08/15/2026		1,541	1,406,162
1.50%, 02/15/2030		523	446,504
1.625%, 02/15/2026		2,203	2,038,808
1.625%, 08/15/2029		937	814,778
1.625%, 05/15/2031		3,081	2,600,556
1.75%, 07/31/2024		346	330,492
1.75%, 11/15/2029		984	860,011
1.875%, 02/28/2027		917	840,631
1.875%, 02/15/2032		1,787	1,520,346
2.00%, 05/31/2024		1,579	1,521,268
2.00%, 02/15/2025		1,108	1,054,487
2.00%, 08/15/2025		811	765,953
2.00%, 11/15/2026		4,808	4,449,087
2.125%, 05/15/2025		3,023	2,874,117
2.25%, 11/15/2024		247	237,659
2.25%, 11/15/2025		909	861,278
2.25%, 02/15/2027		865	805,252
2.25%, 08/15/2027		2,999	2,776,892
2.25%, 11/15/2027		3,588	3,310,860
2.375%, 08/15/2024		464	448,146
2.375%, 05/15/2027		4,367	4,075,050
2.375%, 05/15/2029		1,327	1,209,112
2.50%, 05/15/2024		1,541	1,495,007
2.625%, 02/15/2029		451	417,602
2.75%, 02/15/2028		129	121,139
2.75%, 08/15/2032		949	866,190
2.875%, 05/15/2028		400	378,346
2.875%, 05/15/2032		2,242	2,073,427
3.125%, 11/15/2028		912	871,292
4.125%, 10/31/2027		603	605,613
4.125%, 11/15/2032		222	227,000

Total Governments–Treasuries (cost $95,772,611)			85,489,659

		Notional Amount
OPTIONS PURCHASED–PUTS–0.4%
OPTIONS ON EQUITY INDICES–0.4%
Euro STOXX 50 Index Expiration: Nov 2023; Contracts: 930; Exercise Price: EUR 3,000.00; Counterparty: UBS AG(a)	EUR	2,790,000	86,262

FTSE 100 Index Expiration: Dec 2023; Contracts: 200; Exercise Price: GBP 6,200.00; Counterparty: UBS AG(a)	GBP	1,240,000	34,383
Nikkei 225 Index Expiration: Dec 2023; Contracts: 12,000; Exercise Price: JPY 21,750.00; Counterparty: UBS AG(a)	JPY	261,000,000	72,363
S&P 500 Index Expiration: Nov 2023; Contracts: 7,200; Exercise Price: USD 3,200.00; Counterparty: UBS AG(a)	USD	23,040,000	781,028

Total Options Purchased–Puts (premiums paid $988,941)			974,036

		Shares
SHORT-TERM INVESTMENTS–1.6%
INVESTMENT COMPANIES–1.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.12%(d)(e)(f) (cost $3,657,573)		3,657,573	3,657,573

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.6% (cost $202,604,025)			234,652,492

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.1%
INVESTMENT COMPANIES–0.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.12%(d)(e)(f) (cost $164,933)	164,933	$164,933

TOTAL INVESTMENTS–99.7% (cost $202,768,958)		234,817,425
Other assets less liabilities–0.3%		779,842

NET ASSETS–100.0%		$235,597,267

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	24	March 2023	$1,890,282	$(104,394)
Euro STOXX 50 Index Futures	8	March 2023	324,132	(8,795)
FTSE 100 Index Futures	11	March 2023	992,862	(4,837)
Hang Seng Futures	2	January 2023	255,142	2,502
MSCI EAFE Futures	2	March 2023	194,940	(936)
MSCI Emerging Markets Futures	100	March 2023	4,797,000	(80,028)
Nikkei 225 (CME) Futures	2	March 2023	397,440	(25,158)
OMXS 30 Index Futures	17	January 2023	332,674	(10,372)
U.S. T-Note 2 Yr (CBT) Futures	17	March 2023	3,486,328	4,096
U.S. T-Note 10 Yr (CBT) Futures	36	March 2023	4,042,688	(34,315)
U.S. Ultra Bond (CBT) Futures	11	March 2023	1,477,438	(31,360)

Sold Contracts
MSCI Singapore IX ETS Futures	25	January 2023	542,314	5,085
S&P 500 E-Mini Futures	23	March 2023	4,440,150	107,749
S&P TSX 60 Index Futures	13	March 2023	2,246,484	73,424
SPI 200 Futures	8	March 2023	952,101	18,084
TOPIX Index Futures	2	March 2023	288,251	561
U.S. T-Note 5 Yr (CBT) Futures	1	March 2023	107,930	1,530

				$(87,164)

AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	GBP	868	USD	1,053	01/18/2023	$2,418
Bank of America, NA	GBP	5,318	USD	6,334	01/18/2023	(98,224)
Bank of America, NA	USD	1,261	AUD	1,838	01/19/2023	(8,396)
BNP Paribas SA	USD	1,551	AUD	2,299	01/19/2023	14,596
BNP Paribas SA	USD	1,731	JPY	232,781	02/09/2023	50,530
Citibank, NA	CAD	3,385	USD	2,499	01/19/2023	(1,393)
Citibank, NA	USD	3,308	AUD	5,214	01/19/2023	243,858
Citibank, NA	USD	1,169	CAD	1,554	01/19/2023	(21,426)
Citibank, NA	USD	581	NOK	5,741	02/03/2023	6,011
Citibank, NA	USD	2,237	JPY	308,884	02/09/2023	127,173
Citibank, NA	USD	1,982	EUR	1,846	02/27/2023	1,872
Deutsche Bank AG	USD	4,216	CAD	5,702	01/19/2023	(4,344)
Goldman Sachs Bank USA	NZD	1,228	USD	764	02/02/2023	(15,842)
HSBC Bank USA	GBP	485	USD	582	01/18/2023	(3,762)
HSBC Bank USA	USD	2,309	GBP	1,859	01/18/2023	(60,532)
HSBC Bank USA	AUD	3,437	USD	2,288	01/19/2023	(53,599)
HSBC Bank USA	CAD	740	USD	542	01/19/2023	(4,041)
HSBC Bank USA	SEK	6,497	USD	618	02/03/2023	(5,294)
HSBC Bank USA	EUR	2,453	USD	2,589	02/27/2023	(46,147)
JPMorgan Chase Bank, NA	NOK	5,741	USD	573	02/03/2023	(13,593)
Morgan Stanley Capital Services, Inc.	USD	2,788	CAD	3,785	01/19/2023	8,053
Morgan Stanley Capital Services, Inc.	USD	1,330	NZD	2,156	02/02/2023	39,549
Morgan Stanley Capital Services, Inc.	SEK	6,596	USD	629	02/03/2023	(4,256)
Morgan Stanley Capital Services, Inc.	EUR	1,717	USD	1,835	02/27/2023	(10,409)
Morgan Stanley Capital Services, Inc.	CHF	4,073	USD	4,386	03/01/2023	(46,095)
State Street Bank & Trust Co.	USD	467	GBP	390	01/18/2023	4,297
State Street Bank & Trust Co.	USD	235	GBP	192	01/18/2023	(2,796)
State Street Bank & Trust Co.	CAD	583	USD	428	01/19/2023	(1,857)
State Street Bank & Trust Co.	USD	387	AUD	603	01/19/2023	23,919
State Street Bank & Trust Co.	USD	333	CAD	451	01/19/2023	(77)
State Street Bank & Trust Co.	NZD	1,084	USD	691	02/02/2023	2,552
State Street Bank & Trust Co.	NOK	46	USD	5	02/03/2023	(90)
State Street Bank & Trust Co.	JPY	50,062	USD	370	02/09/2023	(13,602)

						$109,053

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Pay Total Return on Reference Obligation
Morgan Stanley Capital Services LLC Swiss Market Index Futures	0.00%	Maturity	CHF	213	03/17/2023	$6,627

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2022, the aggregate market value of these securities amounted to $634,662 or 0.3% of net assets.

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

(d)	Affiliated investments.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

CME—Chicago Mercantile Exchange

EAFE—Europe, Australia, and Far East

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OMXS—Stockholm Stock Exchange

REG—Registered Shares

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2022	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $198,946,452)	$230,994,919	(a)
Affiliated issuers (cost $3,822,506—including investment of cash collateral for securities loaned of $164,933)	3,822,506
Cash collateral due from broker	1,104,068
Foreign currencies, at value (cost $597,287)	615,711
Receivable for investment securities sold	1,351,394
Unaffiliated interest and dividends receivable	915,523
Unrealized appreciation on forward currency exchange contracts	524,828
Affiliated dividends receivable	13,804
Unrealized appreciation on total return swaps	6,627
Receivable for capital stock sold	4,144
Receivable for variation margin on centrally cleared swaps	117

Total assets	239,353,641

LIABILITIES
Due to custodian	249
Payable for investment securities purchased	1,505,953
Cash collateral due to broker	1,100,000
Unrealized depreciation on forward currency exchange contracts	415,775
Payable for collateral received on securities loaned	164,933
Advisory fee payable	104,632
Payable for variation margin on futures	68,222
Payable for capital stock redeemed	55,665
Distribution fee payable	51,050
Administrative fee payable	23,089
Transfer Agent fee payable	150
Foreign capital gains tax payable	46
Accrued expenses	266,610

Total liabilities	3,756,374

NET ASSETS	$235,597,267

COMPOSITION OF NET ASSETS
Capital stock, at par	$29,856
Additional paid-in capital	210,360,946
Distributable earnings	25,206,465

NET ASSETS	$235,597,267

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$230,668	29,069	$7.94

B	$235,366,599	29,826,815	$7.89

(a)	Includes securities on loan with a value of $5,356,837 (see Note E).

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2022	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $176,509)	$3,142,927
Affiliated issuers	102,161
Interest	1,757,541
Securities lending income	17,734

5,020,363

EXPENSES
Advisory fee (see Note B)	1,785,176
Distribution fee—Class B	636,853
Transfer agency—Class A	3
Transfer agency—Class B	2,595
Custody and accounting	224,150
Audit and tax	120,465
Administrative	89,823
Legal	43,813
Printing	25,927
Directors’ fees	20,765
Miscellaneous	36,247

Total expenses	2,985,817
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(194,999)

Net expenses	2,790,818

Net investment income	2,229,545

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Affiliated Underlying Portfolios	(357,028)
Investment transactions	(106,124)
Forward currency exchange contracts	(394,756)
Futures	(5,144,312)
Swaps	26,355
Foreign currency transactions	(179,685)
Net change in unrealized appreciation (depreciation) of:
Investments	(50,975,586)
Forward currency exchange contracts	37,934
Futures	(550,280)
Swaps	(20,630)
Foreign currency denominated assets and liabilities	(7,284)

Net loss on investment and foreign currency transactions	(57,671,396)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(55,441,851)

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,229,545	$3,445,840
Net realized gain (loss) on investment and foreign currency transactions	(6,155,550)	95,963,763
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(51,515,846)	(57,087,798)

Net increase (decrease) in net assets from operations	(55,441,851)	42,321,805
Distributions to Shareholders
Class A	(82,065)	(7,238)
Class B	(88,612,765)	(4,827,444)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	77,402,279	(283,941,527)

Total decrease	(66,734,402)	(246,454,404)
NET ASSETS
Beginning of period	302,331,669	548,786,073

End of period	$235,597,267	$302,331,669

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2022	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Dynamic Asset Allocation Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with AllianceBernstein L.P. (the “Adviser”) determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 10 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, the Adviser serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or

AB Variable Products Series Fund

other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2022:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$26,009,019		$3,229,310		$–0	–	$29,238,329
Health Care	15,528,187		5,349,683		–0	–	20,877,870
Financials	13,132,588		7,484,510		–0	–	20,617,098
Industrials	9,306,724		6,108,737		–0	–	15,415,461
Consumer Discretionary	9,879,014		4,723,705		–0	–	14,602,719
Consumer Staples	7,119,518		4,351,072		–0	–	11,470,590
Communication Services	7,361,350		1,799,612		–0	–	9,160,962
Energy	6,141,570		2,041,777		–0	–	8,183,347
Materials	3,265,371		3,246,902		–0	–	6,512,273
Utilities	3,183,176		1,426,172		–0	–	4,609,348
Real Estate	2,773,818		1,040,304		–0	–	3,814,122
Food Beverage & Tobacco	29,105		–0	–	–0	–	29,105
Governments—Treasuries	–0	–	85,489,659		–0	–	85,489,659
Options Purchased—Puts	–0	–	974,036		–0	–	974,036
Short-Term Investments	3,657,573		–0	–	–0	–	3,657,573
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	164,933		–0	–	–0	–	164,933

Total Investments in Securities	107,551,946		127,265,479		–0	–	234,817,425
Other Financial Instruments(a):
Assets:
Futures	213,031		–0	–	–0	–	213,031	(b)
Forward Currency Exchange Contracts	–0	–	524,828		–0	–	524,828
Total Return Swaps	–0	–	6,627		–0	–	6,627
Liabilities:
Futures	(300,195)		–0	–	–0	–	(300,195	)(b)
Forward Currency Exchange Contracts	–0	–	(415,775)		–0	–	(415,775)

Total	$107,464,782		$127,381,159		$–0	–	$234,845,941

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)	Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and

AB Variable Products Series Fund

foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .85% and 1.10% of daily average net assets for Class A and Class B shares, respectively. The Expense Caps will remain in effect until May 1, 2023 and then may be extended by the Adviser for additional one-year terms. For the year ended December 31, 2022, such reimbursements/waivers amounted to $181,242.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2022, the reimbursement for such services amounted to $89,823.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,773 for the year ended December 31, 2022.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2022, such waiver amounted to $5,768.

In connection with the Portfolio’s investments in AB All Market Real Return Portfolio, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Portfolio as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until May 1, 2023. For the year ended December 31, 2022, such waivers and/or reimbursements amounted to $7,731.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2022 is as follows:

											Distributions
Portfolio	Market Value 12/31/21 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)		Change in Unrealized Appr./(Depr.) (000)		Market Value 12/31/22 (000)		Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$7,966		$46,067	$50,375	$–0	–	$–0	–	$3,658		$102		$–0	–
AB Bond Fund, Inc.—AB All Market Real Return Portfolio	–0	–	5,170	4,813	(357)		–0	–	–0	–	–0	–	–0	–
Government Money Market Portfolio*	1,312		14,997	16,144	–0	–	–0	–	165		2		–0	–

Total					$(357)		$–0	–	$3,823		$104		$–0	–

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2022 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$13,570,502	$16,885,259
U.S. government securities	26,722,254	32,704,694

AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$204,384,611

Gross unrealized appreciation	$53,427,996
Gross unrealized depreciation	(23,028,822)

Net unrealized appreciation	$30,399,174

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2022, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

During the year ended December 31, 2022, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of the written option by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2022, the Portfolio held purchased options for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from

AB Variable Products Series Fund

unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended December 31, 2022, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended December 31, 2022, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2022, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$5,626	*	Receivable/Payable for variation margin on futures	$170,069	*

Equity contracts	Receivable/Payable for variation margin on futures	207,405	*	Receivable/Payable for variation margin on futures	130,126	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	524,828		Unrealized depreciation on forward currency exchange contracts	415,775

Equity contracts	Investments in securities, at value	974,036

Equity contracts	Unrealized appreciation on total return swaps	6,627

Total		$1,718,522			$715,970

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(2,813,404)	$(378,796)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(2,330,908)	(171,484)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(394,756)	37,934

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	(278,360)	105,103

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	8,376	–0	–

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	17,979	(20,630)

Total		$(5,791,073)	$(427,873)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2022:

Futures:
Average notional amount of buy contracts	$29,713,983
Average notional amount of sale contracts	$13,040,335
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$37,126,350
Average principal amount of sale contracts	$41,157,576
Purchased Options:
Average notional amount	$28,279,879
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$2,376,000	(a)
Total Return Swaps:
Average notional amount	$746,488	(b)

(a)	Positions were open for one month during the year.

(b)	Positions were open for eleven months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$2,418	$(2,418)		$–0	–	$–0	–	$–0	–
BNP Paribas SA	65,126	–0	–	–0	–	–0	–	65,126
Citibank, NA	378,914	(22,819)		–0	–	–0	–	356,095
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	54,229	(54,229)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	30,768	(18,422)		–0	–	–0	–	12,346
UBS AG	974,036	–0	–	(974,036)		–0	–	–0	–

Total	$1,505,491	$(97,888)		$(974,036)		$–0	–	$433,567	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Bank of America, NA	$106,620	$(2,418)		$–0	–	$–0	–	$104,202
Citibank, NA	22,819	(22,819)		–0	–	–0	–	–0	–
Deutsche Bank AG	4,344	–0	–	–0	–	–0	–	4,344
Goldman Sachs Bank USA	15,842	–0	–	–0	–	–0	–	15,842
HSBC Bank USA	173,375	–0	–	–0	–	–0	–	173,375
JPMorgan Chase Bank, NA	13,593	–0	–	–0	–	–0	–	13,593
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	60,760	(54,229)		–0	–	–0	–	6,531
State Street Bank & Trust Co.	18,422	(18,422)		–0	–	–0	–	–0	–

Total	$415,775	$(97,888)		$–0	–	$–0	–	$317,887	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio

AB Variable Products Series Fund

in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$5,356,837	$164,933	$5,475,540	$16,107	$1,627	$258

*	As of December 31, 2022.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Class A
Shares sold	5,959	4,182	$70,320	$60,584
Shares issued in reinvestment of dividends and distributions	9,643	493	82,060	7,238
Shares redeemed	(14,092)	(3,316)	(183,919)	(47,220)

Net increase (decrease)	1,510	1,359	$(31,539)	$20,602

Class B
Shares sold	1,391,617	1,070,080	$14,302,037	$15,318,153
Shares issued on reinvestment of dividends and distributions	10,461,956	330,195	88,612,765	4,827,444
Shares redeemed	(2,353,134)	(20,825,702)	(25,480,984)	(304,107,726)

Net increase (decrease)	9,500,439	(19,425,427)	$77,433,818	$(283,962,129)

At December 31, 2022, certain shareholders of the Portfolio owned 91% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-U.S.) Risk—The Portfolio’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and becuase these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk—ETFs, are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

AB Variable Products Series Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk—The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or REIT’s, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes. Some REIT’s may utilize leverage, which increases investment risk and may potentially increase the Portfolio’s losses.

LIBOR Transition and Associated Risk—A Portfolio may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2022.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$6,479,716	$4,834,682
Net long-term capital gains	82,215,114	0

Total taxable distributions paid	$88,694,830	$4,834,682

As of December 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,451,825
Accumulated capital and other losses	(6,652,111	)(a)
Unrealized appreciation (depreciation)	30,406,751	(b)

Total accumulated earnings (deficit)	$25,206,465

(a)	As of December 31, 2022, the Portfolio had a net capital loss carryforward of $6,536,231. As of December 31, 2022, the cumulative deferred loss on straddles was $115,880.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, return of capital distributions received from underlying securities, the tax treatment of passive foreign investment companies (PFICs), the tax deferral of losses on wash sales, the tax treatment of partnership investments, and corporate restructuring.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2022, the Portfolio had a net short-term capital loss carryforward of $3,946,546 and a net long-term capital loss carryforward of $2,589,685, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

DYNAMIC ASSET ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.94	$13.89	$13.46	$11.91	$13.07

Income From Investment Operations
Net investment income(a)(b)	.12	.14	.15	.23	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.57)	1.20	.51	1.60	(1.11)

Net increase (decrease) in net asset value from operations	(2.45)	1.34	.66	1.83	(.91)

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.29)	(.23)	(.27)	(.23)
Distributions from net realized gain on investment transactions	(4.17)	–0	–	–0	–	(.01)	(.02)

Total dividends and distributions	(4.55)	(.29)	(.23)	(.28)	(.25)

Net asset value, end of period	$7.94	$14.94	$13.89	$13.46	$11.91

Total Return
Total investment return based on net asset value(c)	(18.45)%	9.67%	5.02%	15.51%	(7.07)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$231	$412	$364	$383	$355
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.84%	.82%	.80%	.80%	.78%
Expenses, before waivers/reimbursements(d)‡	.91%	.83%	.80%	.80%	.79%
Net investment income(b)	1.10%	.98%	1.18%	1.78%	1.60%
Portfolio turnover rate	16%	32%	13%	19%	24%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.02%	.03%

See footnote summary on page 50.

DYNAMIC ASSET ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.85	$13.80	$13.36	$11.82	$12.98

Income From Investment Operations
Net investment income(a)(b)	.09	.12	.12	.19	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.56)	1.16	.51	1.60	(1.11)

Net increase (decrease) in net asset value from operations	(2.47)	1.28	.63	1.79	(.94)

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.23)	(.19)	(.24)	(.20)
Distributions from net realized gain on investment transactions	(4.17)	–0	–	–0	–	(.01)	(.02)

Total dividends and distributions	(4.49)	(.23)	(.19)	(.25)	(.22)

Net asset value, end of period	$7.89	$14.85	$13.80	$13.36	$11.82

Total Return
Total investment return based on net asset value(c)	(18.68)%	9.28%	4.86%	15.24%	(7.35)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$235,366	$301,920	$548,422	$568,985	$533,467
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.09%	1.06%	1.05%	1.05%	1.03%
Expenses, before waivers/reimbursements(d)‡	1.17%	1.07%	1.06%	1.05%	1.04%
Net investment income(b)	.87%	.80%	.93%	1.51%	1.35%
Portfolio turnover rate	16%	32%	13%	19%	24%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.02%	.03%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2022 and December 31, 2018, such waiver amounted to .01% and .01%, respectively.

See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Dynamic Asset Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Dynamic Asset Allocation Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2023

2022 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2022. For corporate shareholders, 26.53% of dividends paid qualify for the dividends received deduction. The Portfolio designates $82,215,114 of dividends paid as long-term capital gain dividends.

DYNAMIC ASSET ALLOCATION

PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS
Caglasu Altunkopru(2), Vice President Alexander Barenboym(2), Vice President Daniel J. Loewy(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5 1 Iron Street	One Battery Park Plaza New York, NY 10004
Boston, MA 02210

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
501 Commerce Street	P.O. Box 786003
Nashville, TN 37203	San Antonio, TX 78278
Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Manhattan West
New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Messrs. Barenboym and Loewy and Ms. Altunkopru are the investment professionals primarily responsible for the day-to-day management of the Portfolio’s portfolio.

DYNAMIC ASSET ALLOCATION PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	73	None

INDEPENDENT DIRECTORS

Garry L. Moody,## Chairman of the Board 70 (2011)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2011–February 2023.	73	None

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2011)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

Nancy P. Jacklin,## 74 (2011)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016, and serves as Chair of the Audit Committees of such funds since February 2023.	73	None

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Marshall C. Turner, Jr.## 81 (2011)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	73	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Caglasu Altunkopru 50	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2018.

Alexander Barenboym 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Daniel J. Loewy 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Nancy E. Hay 50	Secretary	Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 48	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

DYNAMIC ASSET ALLOCATION PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

DYNAMIC ASSET ALLOCATION PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Dynamic Asset Allocation Portfolio (the “Fund”) at a meeting held in-person on August 2-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts

AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and noted that it was lower than the median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was above the peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to the those of Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more

DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

VPS-DAA-0151-1222

DEC    12.31.22

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL RISK ALLOCATION—

MODERATE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2023

The following is an update of AB Variable Products Series Fund—Global Risk Allocation—Moderate Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2022.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to seek long-term growth of capital while seeking to limit volatility. In making decisions on the allocation of assets among “growth assets” and “safety assets,” the Adviser uses a risk-weighted allocation methodology based on the expected “tail risk” of each asset class. For purposes of the Portfolio, growth assets include global equities and, at times, high-yield fixed-income securities (commonly known as “junk bonds”), and safety assets include government securities of developed countries. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material or “tail” losses. To execute this strategy, the percentage loss that will constitute a tail loss is calculated for each asset class based on historical market behavior and on a forward-looking basis through options prices. Portfolio assets are then allocated among asset classes so that growth assets contribute the majority of the expected risk of tail loss (“tail risk”) of the Portfolio, and safety assets contribute a lesser amount of tail risk. The Adviser makes frequent adjustments to the Portfolio’s asset-class exposures based on these tail-risk determinations. To help limit tail risk, the Portfolio utilizes a risk-management strategy involving the purchase of put options and sale of call options on equity indices, equity index futures or exchange-traded funds (“ETFs”). The Adviser will on a best-efforts basis seek to limit the volatility of the Portfolio to no more than 10% on an annualized basis. Actual results may vary.

The Adviser also assesses tail risk on a security, sector and country basis, and makes adjustments to the Portfolio’s allocations within each asset class when practicable. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term. The Adviser expects that the Portfolio’s investments in high-yield fixed-income securities will not exceed 10% of the Portfolio’s net assets. The Portfolio’s investments in each asset class will generally be global in nature.

The Adviser expects to utilize a variety of derivatives in its management of the Portfolio, including futures contracts, options, swaps and forwards. Derivatives often provide more efficient and economical exposure to market segments than direct investments, and the Portfolio may utilize derivatives and ETFs to gain exposure to equity and fixed-income asset classes. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Portfolio’s assets may be held in cash or invested in cash equivalents to cover the Portfolio’s derivatives obligations, such as short-term US government and agency securities, repurchase agreements and money-market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset-class exposure so that the Portfolio’s aggregate exposure will substantially exceed its net assets (i.e., so that the Portfolio is effectively leveraged).

Currency exchange-rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Portfolio investments through currency-related derivatives, or decide not to hedge this exposure. The Portfolio is “non-diversified.”

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net, USD hedged) and a 60%/40% blend of the MSCI World Index (net, USD hedged) and the Bloomberg Global G7 Treasury Index (USD hedged), for the one- and five-year periods ended December 31, 2022, and the period since the Portfolio’s inception on April 28, 2015.

For the annual period, all share classes of the Portfolio outperformed the primary benchmark and underperformed the blended benchmark. The Portfolio allocated most of its risk to global equity, with the balance allocated to government bonds. Over the period, the Portfolio’s underweight to fixed income contributed to relative performance. For global equity exposure, the Portfolio entered the year with a small overweight but then switched to an underweight position for most of the year. The overall equity underweight contributed positively for the annual period, which was partially offset by the initial overweight and an underweight during the fourth quarter. Tactical currency hedging decisions detracted from performance.

During the annual period, the Portfolio used derivatives for hedging and investment purposes. Forwards, purchased options, written options and variance swaps added to absolute returns, while futures detracted.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the annual period ended December 31, 2022. In response to persistently high inflation, central banks—led by the US Federal Reserve (the “Fed”)—took a hawkish

1

AB Variable Products Series Fund

pivot, which raised concerns that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back after the Fed announced its first interest-rate hike in March 2022, which was followed by six additional rate raises, including four consecutive 0.75% increases. Equity markets rebounded briefly at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes. Optimism faded and equity markets gave back gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its higher-for-longer conviction. Both value- and growth-oriented stocks declined for the year. Value stocks significantly outperformed growth stocks, as growth stocks have been pressured more by rising interest rates throughout most of the year. Large-cap stocks narrowly outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

Fixed-income government bond market yields rose sharply, and bond prices fell significantly in all major developed markets, as most central banks raised interest rates to combat high and persistent inflation. Lower-than-expected inflation numbers late in the period led to optimism that central bank policy rate increases would moderate. Longer-term bonds fell the most in the UK and eurozone, and by the least in Japan. Securitized assets generally outperformed other credit-risk sectors. Global investment-grade corporate bonds, which typically have longer maturities and are more sensitive to changes in yields than high-yield corporates, underperformed global treasuries—trailing US Treasury bonds in the US while outperforming eurozone treasuries in the euro bloc. Developed-market high-yield corporate bonds modestly outperformed global treasuries, trailing in the US and outperforming in the eurozone relative to respective treasury markets. Emerging-market sovereign bonds trailed as the US dollar gained on the vast majority of currencies. Emerging-market corporate bonds and local-currency bonds also fell sharply. Brent crude oil prices were extremely volatile and rose during the period.

The Portfolio began the year with a modest equity overweight motivated by the Portfolio’s Senior Investment Management Team’s (the “Team’s”) expectation that pent-up consumer and corporate demand, strong consumer and corporate quality metrics, and supportive policies would continue to support the global economic expansion. The Portfolio was underweight to bonds, primarily due to concerns that strong growth and higher inflation would lead markets to bring forward expectations for the end of extraordinary monetary policies, negatively impacting fixed-income investments.

The Portfolio moved to an equity underweight in the second quarter of the year. The omicron surge resulted in economies delaying their reopening schedules, which made the supply and demand imbalance persist longer than expected. When combined with the fact that inflation had largely surpassed central bank targets, the odds of a “policy mistake” increased, especially since some of the inflation drivers were not tied to policy measures. Additionally at this time, the Russia-Ukraine tensions were not only meaningful from a geopolitical tail-risk perspective, but also as it relates to the upside risks to commodity prices. The Team maintained an underweight to equities for the remainder of the year, as inflation continued to unsettle markets.

The Portfolio ended the period with an underweight to risk assets as markets remained volatile.

2

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI World Index and Bloomberg Global G7 Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, hedged to the US dollar. The Bloomberg Global G7 Treasury Index tracks fixed-rate local-currency government debt of investment-grade G7 countries. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Portfolio’s net asset value (“NAV”) when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

High-Yield Securities Risk: Investments in fixed-income securities with ratings below investment-grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, Contractholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies in which the Portfolio invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Leverage Risk: Because the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk: The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain Portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2022 (unaudited)	1 Year	5 Years[1]	Since Inception[1,2]

Global Risk Allocation—Moderate Portfolio Class A3	-13.88%	2.16%	2.64%

Global Risk Allocation—Moderate Portfolio Class B3	-14.07%	1.94%	2.40%

Primary Benchmark: MSCI World Index (net, USD hedged)	-15.38%	7.61%	7.81%

Blended Benchmark: 60% MSCI World Index (net, USD hedged)/ 40% Bloomberg Global G7 Treasury Index (USD hedged)	-13.56%	4.87%	5.22%
1 Average annual returns.
2 Inception date: 4/28/2015.

3   Includes the impact of proceeds received by the Portfolio in connection with a trade-error reimbursement from the Adviser, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2022, by 0.02%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.75% and 0.81% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

4/28/20151 TO 12/31/2022 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Global Risk Allocation—Moderate Portfolio Class A shares (from 4/28/20151 to 12/31/2022) as compared with the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 4/28/2015.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

5

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$996.70	$2.67	0.53%	$2.87	0.57%
Hypothetical**	$1,000	$1,022.53	$2.70	0.53%	$2.91	0.57%

Class B
Actual	$1,000	$995.00	$4.02	0.80%	$4.22	0.84%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%	$4.28	0.84%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees and expenses from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain affiliated/unaffiliated underlying portfolios acquired fund fees and expenses. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
SECURITY TYPE BREAKDOWN[1]

December 31, 2022 (unaudited)	AB Variable Products Series Fund

SECURITY TYPE	U.S.$ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$491,656,778	66.0%
Inflation-Linked Securities	6,461,004	0.8
Options Purchased—Puts	3,079,663	0.4
Short-Term Investments	244,271,081	32.8

Total Investments	$745,468,526	100.0%

COUNTRY BREAKDOWN2

December 31, 2022 (unaudited)

COUNTRY	U.S.$ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$346,044,360	46.4%
Japan	39,583,306	5.3
United Kingdom	23,155,558	3.1
France	16,486,470	2.2
Switzerland	14,842,865	2.0
Australia	12,325,231	1.7
Germany	12,164,606	1.6
Netherlands	5,790,694	0.8
Sweden	4,496,565	0.6
Denmark	4,429,257	0.6
Hong Kong	3,758,554	0.5
Spain	3,634,137	0.5
Italy	2,927,750	0.4
Other	11,558,092	1.5
Short-Term Investments	244,271,081	32.8

Total Investments	$745,468,526	100.0%

1	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details).

2	The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.3% or less in the following: Austria, Belgium, Brazil, Chile, China, Finland, Ireland, Israel, Jordan, Luxembourg, Macau, New Zealand, Norway, Portugal, Singapore, South Africa and Taiwan.

7

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2022	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–61.5%

INFORMATION TECHNOLOGY–12.5%
COMMUNICATIONS EQUIPMENT–0.4%
Arista Networks, Inc.(a)	2,650	$321,577
Cisco Systems, Inc.	43,966	2,094,540
F5, Inc.(a)	641	91,990
Juniper Networks, Inc.	3,475	111,061
Motorola Solutions, Inc.	1,790	461,301
Nokia Oyj	55,525	257,952
Telefonaktiebolaget LM Ericsson–Class B	30,232	177,142

		3,515,563

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.5%
Amphenol Corp.–Class A	6,372	485,164
Azbil Corp.	1,243	31,208
CDW Corp./DE	1,450	258,941
Corning, Inc.	8,151	260,343
Halma PLC	4,008	95,450
Hamamatsu Photonics KK	1,510	72,069
Hexagon AB–Class B	20,161	211,390
Hirose Electric Co., Ltd.	326	40,887
Ibiden Co., Ltd.	1,205	43,455
Keyence Corp.	2,016	782,701
Keysight Technologies, Inc.(a)	1,915	327,599
Kyocera Corp.	3,322	164,893
Murata Manufacturing Co., Ltd.	5,966	294,214
Omron Corp.	1,974	95,399
Shimadzu Corp.	2,386	67,548
TDK Corp.	4,060	132,086
TE Connectivity Ltd.	3,406	391,009
Teledyne Technologies, Inc.(a)	502	200,755
Trimble, Inc.(a)	2,641	133,529
Venture Corp. Ltd.	2,790	35,562
Yaskawa Electric Corp.(b)	2,574	82,125
Yokogawa Electric Corp.	2,300	36,503
Zebra Technologies Corp.–Class A(a)	553	141,795

		4,384,625

IT SERVICES–2.2%
Accenture PLC–Class A	6,747	1,800,370
Adyen NV(a)(b)(c)	225	312,356
Akamai Technologies, Inc.(a)	1,684	141,961
Amadeus IT Group SA(a)	4,712	244,448
Automatic Data Processing, Inc.	4,442	1,061,016
Bechtle AG	825	29,162
Broadridge Financial Solutions, Inc.	1,260	169,004
Capgemini SE	1,709	285,704

Cognizant Technology Solutions Corp.–Class A	5,503	314,717
Computershare Ltd.	5,474	96,430
DXC Technology Co.(a)	2,463	65,270
Edenred	2,613	142,213
EPAM Systems, Inc.(a)	616	201,888
Fidelity National Information Services, Inc.	6,354	431,119
Fiserv, Inc.(a)	6,800	687,276
FleetCor Technologies, Inc.(a)	790	145,107
Fujitsu Ltd.	2,052	273,568
Gartner, Inc.(a)	846	284,374
Global Payments, Inc.	2,895	287,531
GMO Payment Gateway, Inc.	481	39,778
International Business Machines Corp.	9,681	1,363,956
Itochu Techno-Solutions Corp.	967	22,430
Jack Henry & Associates, Inc.	781	137,112
Mastercard, Inc.–Class A	9,090	3,160,866
NEC Corp.	2,617	91,776
Nexi SpA(a)(c)	6,113	48,256
Nomura Research Institute Ltd.	3,384	80,451
NTT Data Corp.	6,358	92,653
Obic Co., Ltd.(b)	736	108,051
Otsuka Corp.(b)	1,148	36,185
Paychex, Inc.	3,435	396,949
PayPal Holdings, Inc.(a)	12,207	869,383
SCSK Corp.	1,574	23,825
TIS, Inc.	2,330	61,237
VeriSign, Inc.(a)	988	202,975
Visa, Inc.–Class A	17,507	3,637,254
Wix.com Ltd.(a)	641	49,248
Worldline SA/France(a)(c)	2,518	98,611

		17,494,510

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.7%
Advanced Micro Devices, Inc.(a)	17,265	1,118,254
Advantest Corp.	2,002	128,225
Analog Devices, Inc.	5,507	903,313
Applied Materials, Inc.	9,212	897,065
ASM International NV	488	123,822
ASML Holding NV	4,211	2,296,055
Broadcom, Inc.	4,337	2,424,947
Disco Corp.	310	88,356
Enphase Energy, Inc.(a)	1,455	385,517
Infineon Technologies AG	13,527	411,111
Intel Corp.	44,191	1,167,968
KLA Corp.	1,517	571,954
Lam Research Corp.	1,460	613,638
Lasertec Corp.(b)	797	130,127

8

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Microchip Technology, Inc.	5,889	$413,702
Micron Technology, Inc.	11,641	581,817
Monolithic Power Systems, Inc.	478	169,026
NVIDIA Corp.	26,662	3,896,385
NXP Semiconductors NV	2,775	438,533
ON Semiconductor Corp.(a)	4,630	288,773
Qorvo, Inc.(a)	1,086	98,435
QUALCOMM, Inc.	12,003	1,319,610
Renesas Electronics Corp.(a)	11,966	105,759
Rohm Co., Ltd.	951	68,177
Skyworks Solutions, Inc.	1,718	156,561
SolarEdge Technologies, Inc.(a)	599	169,679
STMicroelectronics NV	7,142	253,798
SUMCO Corp.(b)	3,351	44,396
Teradyne, Inc.	1,668	145,700
Texas Instruments, Inc.	9,718	1,605,608
Tokyo Electron Ltd.	1,552	456,022
Tower Semiconductor Ltd.(a)	1,109	48,408

		21,520,741

SOFTWARE–3.9%
Adobe, Inc.(a)	4,978	1,675,246
ANSYS, Inc.(a)	933	225,404
Autodesk, Inc.(a)	2,311	431,857
AVEVA Group PLC	1,215	47,029
Cadence Design Systems, Inc.(a)	2,937	471,800
Ceridian HCM Holding, Inc.(a)	1,645	105,527
Check Point Software Technologies Ltd.(a)	1,070	134,991
CyberArk Software Ltd.(a)	434	56,268
Dassault Systemes SE	6,957	250,171
Fortinet, Inc.(a)	6,943	339,443
Intuit, Inc.	3,018	1,174,666
Microsoft Corp.	79,821	19,142,672
Nemetschek SE	581	29,704
Nice Ltd.(a)	661	127,162
NortonLifeLock, Inc.	6,207	133,016
Oracle Corp.	16,456	1,345,114
Oracle Corp.Japan	387	25,163
Paycom Software, Inc.(a)	520	161,361
PTC, Inc.(a)	1,132	135,885
Roper Technologies, Inc.	1,136	490,854
Sage Group PLC (The)	10,307	92,812
Salesforce, Inc.(a)	10,708	1,419,774
SAP SE	10,817	1,116,754
ServiceNow, Inc.(a)	2,163	839,828
Synopsys, Inc.(a)	1,637	522,678
Temenos AG (REG)	677	37,244
Trend Micro, Inc./Japan(b)	1,437	67,205
Tyler Technologies, Inc.(a)	446	143,795
WiseTech Global Ltd.	1,608	55,303
Xero Ltd.(a)	1,438	68,569

		30,867,295

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–2.8%
Apple, Inc.	160,120	20,804,392
Brother Industries Ltd.	2,377	35,925
Canon, Inc.(b)	10,295	222,825
FUJIFILM Holdings Corp.	3,723	186,155
Hewlett Packard Enterprise Co.	13,778	219,897
HP, Inc.	9,479	254,701
Logitech International SA (REG)(b)	1,847	114,531
NetApp, Inc.	2,327	139,760
Ricoh Co., Ltd.	5,831	44,381
Seagate Technology Holdings PLC	2,056	108,166
Seiko Epson Corp.	2,818	40,999
Western Digital Corp.(a)	3,401	107, 302

		22,279,034

		100,061,768

HEALTH CARE–9.3%
BIOTECHNOLOGY–1.3%
AbbVie, Inc.	18,937	3,060,409
Amgen, Inc.	5,713	1,500,462
Argenx SE(a)	578	215,500
Biogen, Inc.(a)	1,542	427,011
CSL Ltd.	4,990	973,021
Genmab A/S(a)	690	291,728
Gilead Sciences, Inc.	13,430	1,152,965
Grifols SA(a)(b)	3,005	34,703
Incyte Corp.(a)	1,977	158,793
Moderna, Inc.(a)	3,538	635,495
Regeneron Pharmaceuticals, Inc.(a)	1,147	827,549
Swedish Orphan Biovitrum AB(a)	1,717	35,537
Vertex Pharmaceuticals, Inc.(a)	2,749	793,856

		10,107,029

HEALTH CARE EQUIPMENT & SUPPLIES–1.6%
Abbott Laboratories	18,670	2,049,779
Alcon, Inc.	5,179	355,378
Align Technology, Inc.(a)	778	164,080
Asahi Intecc Co., Ltd.	2,189	35,708
Baxter International, Inc.	5,398	275,136
Becton Dickinson and Co.	3,054	776,632
BioMerieux	475	49,905
Boston Scientific Corp.(a)	15,337	709,643
Carl Zeiss Meditec AG	450	56,562
Cochlear Ltd.	695	95,985
Coloplast A/S–Class B	1,240	145,269
Cooper Cos., Inc. (The)	528	174,594
Demant A/S(a)	964	26,882

9

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

DENTSPLY SIRONA, Inc.	2,301	$73,264
Dexcom, Inc.(a)	4,136	468,361
DiaSorin SpA	292	40,858
Edwards Lifesciences Corp.(a)	6,620	493,918
EssilorLuxottica SA	3,013	545,151
Fisher & Paykel Healthcare Corp., Ltd.	5,813	83,173
Getinge AB–Class B	2,304	47,902
Hologic, Inc.(a)	2,673	199,967
Hoya Corp.	3,772	361,277
IDEXX Laboratories, Inc.(a)	887	361,861
Intuitive Surgical, Inc.(a)	3,784	1,004,084
Koninklijke Philips NV	8,984	135,184
Medtronic PLC	14,232	1,106,111
Olympus Corp.	12,545	221,263
ResMed, Inc.	1,569	326,556
Siemens Healthineers AG(c)	2,928	146,053
Smith & Nephew PLC	8,859	118,310
Sonova Holding AG (REG)	556	132,049
STERIS PLC	1,069	197,434
Straumann Holding AG (REG)	1,185	135,885
Stryker Corp.	3,606	881,631
Sysmex Corp.	1,777	107,279
Teleflex, Inc.	502	125,314
Terumo Corp.	6,668	189,042
Zimmer Biomet Holdings, Inc.	2,247	286,492

		12,703,972

HEALTH CARE PROVIDERS & SERVICES–1.6%
AmerisourceBergen Corp.	1,734	287,341
Amplifon SpA	1,254	37,444
Cardinal Health, Inc.	2,807	215,774
Centene Corp.(a)	6,063	497,227
Cigna Corp.	3,274	1,084,807
CVS Health Corp.	14,070	1,311,183
DaVita, Inc.(a)	589	43,981
Elevance Health, Inc.	2,557	1,311,664
Fresenius Medical Care AG & Co. KGaA	2,066	67,481
Fresenius SE & Co. KGaA	4,406	123,068
HCA Healthcare, Inc.	2,270	544,709
Henry Schein, Inc.(a)	1,451	115,891
Humana, Inc.	1,356	694,530
Laboratory Corp. of America Holdings	949	223,471
McKesson Corp.	1,518	569,432
Molina Healthcare, Inc.(a)	625	206,387
Quest Diagnostics, Inc.	1,219	190,700
Ramsay Health Care Ltd.(b)	1,960	86,066
Sonic Healthcare Ltd.	4,591	93,432
UnitedHealth Group, Inc.	10,005	5,304,451
Universal Health Services, Inc.–Class B	687	96,791

		13,105,830

HEALTH CARE TECHNOLOGY–0.0%
M3, Inc.	4,607	125,141

LIFE SCIENCES TOOLS & SERVICES–0.9%
Agilent Technologies, Inc.	3,170	474,390
Bachem Holding AG (REG)(b)	344	29,849
Bio-Rad Laboratories, Inc.–Class A(a)	231	97,133
Bio-Techne Corp.	1,681	139,321
Charles River Laboratories International, Inc.(a)	545	118,756
Danaher Corp.	7,015	1,861,921
Eurofins Scientific SE	1,409	101,164
Illumina, Inc.(a)	1,684	340,505
IQVIA Holdings, Inc.(a)	1,989	407,526
Lonza Group AG (REG)	777	381,410
Mettler-Toledo International, Inc.(a)	239	345,463
PerkinElmer, Inc.	1,352	189,577
QIAGEN NV(a)	2,427	122,006
Sartorius AG (Preference Shares)	261	103,063
Sartorius Stedim Biotech	294	95,541
Thermo Fisher Scientific, Inc.	4,200	2,312,898
Waters Corp.(a)	636	217,881
West Pharmaceutical Services, Inc.	793	186,633

		7,525,037

PHARMACEUTICALS–3.9%
Astellas Pharma, Inc.	18,758	285,227
AstraZeneca PLC	16,050	2,171,876
Bayer AG (REG)	10,176	523,759
Bristol-Myers Squibb Co.	22,767	1,638,086
Catalent, Inc.(a)	1,927	86,734
Chugai Pharmaceutical Co., Ltd.	6,969	177,757
Daiichi Sankyo Co., Ltd.	18,161	584,543
Eisai Co., Ltd.	2,635	173,784
Eli Lilly & Co.	8,445	3,089,519
GSK PLC	42,130	728,143
Hikma Pharmaceuticals PLC	1,710	31,867
Ipsen SA	387	41,626
Johnson & Johnson	27,995	4,945,317
Kyowa Kirin Co., Ltd.	2,720	62,299
Merck & Co., Inc.	27,148	3,012,071
Merck KGaA	1,357	261,820
Nippon Shinyaku Co., Ltd.	495	28,091
Novartis AG (REG)	22,408	2,027,866
Novo Nordisk A/S–Class B	17,147	2,328,829
Ono Pharmaceutical Co., Ltd.	3,726	87,090
Organon & Co.	2,724	76,081
Orion Oyj–Class B	1,167	63,978
Otsuka Holdings Co., Ltd.	4,092	133,451
Pfizer, Inc.	60,106	3,079,831

10

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Recordati Industria Chimica e Farmaceutica SpA	1,053	$43,771
Roche Holding AG (BR)	285	110,436
Roche Holding AG (Genusschein)	7,278	2,287,019
Sanofi	11,816	1,139,376
Shionogi & Co., Ltd.	2,770	138,204
Takeda Pharmaceutical Co., Ltd.	15,635	488,542
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	11,113	101,351
UCB SA	1,330	104,795
Viatris, Inc.	12,985	144,523
Zoetis, Inc.	4,991	731,431

		30,929,093

		74,496,102

FINANCIALS–8.5%
BANKS–3.4%
ABN AMRO Bank NV(c)	3,859	53,439
AIB Group PLC	11,076	42,514
ANZ Group Holdings Ltd.	30,969	498,877
Banco Bilbao Vizcaya Argentaria SA	62,845	378,532
Banco Santander SA	172,996	517,277
Bank Hapoalim BM	12,904	116,187
Bank Leumi Le-Israel BM	15,840	131,928
Bank of America Corp.	74,735	2,475,223
Bank of Ireland Group PLC	11,086	105,642
Banque Cantonale Vaudoise (REG)	312	29,914
Barclays PLC	166,502	316,822
BNP Paribas SA	11,526	656,280
BOC Hong Kong Holdings Ltd.	37,283	126,568
CaixaBank SA	44,667	175,130
Chiba Bank Ltd. (The)	5,340	38,961
Citigroup, Inc.	20,739	938,025
Citizens Financial Group, Inc.	5,273	207,598
Comerica, Inc.	1,402	93,724
Commerzbank AG(a)	10,819	101,153
Commonwealth Bank of Australia(b)	17,625	1,224,141
Concordia Financial Group Ltd.	10,968	45,796
Credit Agricole SA	12,536	131,870
Danske Bank A/S	6,949	137,056
DBS Group Holdings Ltd.	18,681	472,846
DNB Bank ASA	9,637	190,332
Erste Group Bank AG	3,629	116,111
Fifth Third Bancorp	7,350	241,153
FinecoBank Banca Fineco SpA	6,144	102,028
First Republic Bank/CA	1,959	238,782
Hang Seng Bank Ltd.	7,704	127,782
HSBC Holdings PLC	206,829	1,281,830

Huntington Bancshares, Inc./OH	15,448	217,817
ING Groep NV	39,021	475,321
Intesa Sanpaolo SpA	173,045	383,365
Israel Discount Bank Ltd.–Class A	12,463	65,430
Japan Post Bank Co., Ltd.(b)	4,155	35,621
JPMorgan Chase & Co.	31,408	4,211,813
KBC Group NV	2,598	167,273
KeyCorp	9,990	174,026
Lloyds Banking Group PLC	706,247	385,408
M&T Bank Corp.	1,848	268,071
Mediobanca Banca di Credito Finanziario SpA(b)	5,771	55,454
Mitsubishi UFJ Financial Group, Inc.	123,817	831,235
Mizrahi Tefahot Bank Ltd.	1,577	50,898
Mizuho Financial Group, Inc.	24,751	348,699
National Australia Bank Ltd.	32,757	665,085
NatWest Group PLC	54,918	175,146
Nordea Bank Abp (Stockholm)	34,511	369,680
Oversea-Chinese Banking Corp., Ltd.	34,743	316,023
PNC Financial Services Group, Inc. (The)	4,319	682,143
Regions Financial Corp.	10,006	215,729
Resona Holdings, Inc.	22,172	121,778
Shizuoka Financial Group, Inc.	4,497	36,037
Signature Bank/New York NY	674	77,658
Skandinaviska Enskilda Banken AB–Class A	16,397	188,776
Societe Generale SA	8,389	210,427
Standard Chartered PLC	25,642	191,251
Sumitomo Mitsui Financial Group, Inc.	13,480	542,333
Sumitomo Mitsui Trust Holdings, Inc.	3,561	124,263
SVB Financial Group(a)	633	145,679
Svenska Handelsbanken AB–Class A	14,695	147,949
Swedbank AB–Class A	9,124	155,191
Truist Financial Corp.	14,207	611,327
UniCredit SpA	19,898	282,344
United Overseas Bank Ltd.	12,149	278,283
US Bancorp	14,478	631,386
Wells Fargo & Co.	40,802	1,684,715
Westpac Banking Corp.	36,265	574,130
Zions Bancorp NA	1,602	78,754

		27,490,039

CAPITAL MARKETS–1.9%
3i Group PLC	9,805	158,129
Abrdn PLC(b)	21,971	49,927
Ameriprise Financial, Inc.	1,139	354,650
Amundi SA(c)	613	34,763

11

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

ASX Ltd.(b)	2,054	$94,599
Bank of New York Mellon Corp. (The)	7,876	358,515
BlackRock, Inc.	1,608	1,139,477
Cboe Global Markets, Inc.	1,136	142,534
Charles Schwab Corp. (The)	16,333	1,359,886
CME Group, Inc.	3,852	647,752
Credit Suisse Group AG (REG)	44,885	134,002
Daiwa Securities Group, Inc.	13,519	59,738
Deutsche Bank AG (REG)	21,407	240,648
Deutsche Boerse AG	1,973	339,731
EQT AB(b)	2,981	63,332
Euronext NV(c)	936	69,293
FactSet Research Systems, Inc.	408	163,694
Franklin Resources, Inc.	3,042	80,248
Futu Holdings Ltd. (ADR)(a)(b)	656	26,666
Goldman Sachs Group, Inc. (The)	3,626	1,245,096
Hargreaves Lansdown PLC	3,584	36,908
Hong Kong Exchanges & Clearing Ltd.	12,530	538,417
Intercontinental Exchange, Inc.	5,981	613,591
Invesco Ltd.	4,870	87,611
Japan Exchange Group, Inc.	5,165	74,442
Julius Baer Group Ltd.	2,215	128,915
London Stock Exchange Group PLC	3,426	294,366
Macquarie Group Ltd.	3,803	429,315
MarketAxess Holdings, Inc.	403	112,393
Moody’s Corp.	1,687	470,032
Morgan Stanley	14,116	1,200,142
MSCI, Inc.	856	398,185
Nasdaq, Inc.	3,630	222,700
Nomura Holdings, Inc.	29,578	109,601
Northern Trust Corp.	2,232	197,510
Partners Group Holding AG	239	211,630
Raymond James Financial, Inc.	2,073	221,500
S&P Global, Inc.	3,566	1,194,396
SBI Holdings, Inc./Japan(b)	2,467	47,003
Schroders PLC	7,364	38,694
Singapore Exchange Ltd.	8,880	59,379
St. James’s Place PLC	5,443	71,703
State Street Corp.	3,929	304,773
T. Rowe Price Group, Inc.	2,393	260,981
UBS Group AG (REG)	34,683	644,626

		14,731,493

CONSUMER FINANCE–0.2%
American Express Co.	6,401	945,748
Capital One Financial Corp.	4,087	379,927
Discover Financial Services	2,926	286,251
Synchrony Financial	4,824	158,517

		1,770,443

DIVERSIFIED FINANCIAL SERVICES–0.9%
Berkshire Hathaway, Inc.–Class B(a)	19,292	5,959,299
Eurazeo SE	464	28,888
EXOR NV(a)	1,169	85,588
Groupe Bruxelles Lambert NV	1,033	82,555
Industrivarden AB–Class A	1,313	31,936
Industrivarden AB–Class C	1,637	39,718
Investor AB–Class A	5,024	93,470
Investor AB–Class B	18,694	338,379
Kinnevik AB–Class B(a)	2,439	33,571
L E Lundbergforetagen AB–Class B	765	32,614
M&G PLC	24,038	54,356
Mitsubishi HC Capital, Inc.	6,650	32,708
ORIX Corp.	12,381	198,178
Sofina SA	177	39,082
Wendel SE	270	25,220

		7,075,562

INSURANCE–2.1%
Admiral Group PLC	1,781	45,720
Aegon NV(b)	18,038	91,393
Aflac, Inc.	6,059	435,884
Ageas SA/NV	1,677	74,412
AIA Group Ltd.	123,589	1,364,841
Allianz SE (REG)	4,231	903,562
Allstate Corp. (The)	2,840	385,104
American International Group, Inc.	7,956	503,137
Aon PLC–Class A	2,215	664,810
Arch Capital Group Ltd.(a)	3,961	248,672
Arthur J Gallagher & Co.	2,258	425,723
Assicurazioni Generali SpA	11,505	204,588
Assurant, Inc.	566	70,784
Aviva PLC	28,121	149,172
AXA SA	19,360	539,283
Baloise Holding AG (REG)	490	75,561
Brown & Brown, Inc.	2,517	143,394
Chubb Ltd.	4,444	980,346
Cincinnati Financial Corp.	1,683	172,322
Dai-ichi Life Holdings, Inc.	9,968	225,111
Everest Re Group Ltd.	419	138,802
Gjensidige Forsikring ASA	2,015	39,522
Globe Life, Inc.	969	116,813
Hannover Rueck SE	641	126,474
Hartford Financial Services Group, Inc. (The)	3,406	258,277
Insurance Australia Group Ltd.	24,836	79,840
Japan Post Holdings Co., Ltd.	24,626	207,202
Japan Post Insurance Co., Ltd.	2,013	35,403
Legal & General Group PLC	61,865	185,479
Lincoln National Corp.	1,649	50,657
Loews Corp.	2,110	123,076

12

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Marsh & McLennan Cos., Inc.	5,311	$878,864
Medibank Pvt Ltd.	27,747	55,356
MetLife, Inc.	7,057	510,715
MS&AD Insurance Group Holdings, Inc.	4,657	148,884
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	1,452	469,679
NN Group NV	2,908	118,915
Phoenix Group Holdings PLC	7,768	56,904
Poste Italiane SpA(c)	5,263	51,348
Principal Financial Group, Inc.	2,437	204,513
Progressive Corp. (The)	6,265	812,633
Prudential Financial, Inc.	3,940	391,872
Prudential PLC	28,209	384,638
QBE Insurance Group Ltd.	14,876	134,951
Sampo Oyj–Class A	5,015	261,931
Sompo Holdings, Inc.	3,270	144,675
Suncorp Group Ltd.	12,721	103,661
Swiss Life Holding AG (REG)	326	168,040
Swiss Re AG	3,156	295,090
T&D Holdings, Inc.	5,340	76,441
Tokio Marine Holdings, Inc.	19,081	407,616
Travelers Cos., Inc. (The)	2,509	470,412
Tryg A/S	3,627	86,198
Willis Towers Watson PLC	1,159	283,468
WR Berkley Corp.	2,189	158,856
Zurich Insurance Group AG	1,559	745,322

		16,486,346

		67,553,883

INDUSTRIALS–6.5%
AEROSPACE & DEFENSE–1.1%
Airbus SE	6,123	728,039
BAE Systems PLC	31,961	330,106
Boeing Co. (The)(a)	5,999	1,142,750
Dassault Aviation SA	258	43,755
Elbit Systems Ltd.	293	47,651
General Dynamics Corp.	2,411	598,193
Howmet Aerospace, Inc.	3,943	155,394
Huntington Ingalls Industries, Inc.	427	98,500
Kongsberg Gruppen ASA	909	38,691
L3Harris Technologies, Inc.	2,039	424,540
Lockheed Martin Corp.	2,498	1,215,252
MTU Aero Engines AG	564	121,336
Northrop Grumman Corp.	1,549	845,150
Raytheon Technologies Corp.	15,741	1,588,582
Rheinmetall AG	452	89,982
Rolls-Royce Holdings PLC(a)	84,306	94,168

Safran SA	3,542	443,649
Singapore Technologies Engineering Ltd.	15,730	39,361
Textron, Inc.	2,235	158,238
Thales SA	1,114	142,334
TransDigm Group, Inc.	553	348,197

		8,693,868

AIR FREIGHT & LOGISTICS–0.4%
CH Robinson Worldwide, Inc.	1,260	115,366
Deutsche Post AG (REG)	10,261	384,035
DSV A/S	1,952	308,684
Expeditors International of Washington, Inc.	1,704	177,080
FedEx Corp.	2,563	443,911
Kuehne & Nagel International AG (REG)	566	131,585
Nippon Express Holdings, Inc.	859	49,057
SG Holdings Co., Ltd.	2,929	40,612
United Parcel Service, Inc.–Class B	7,815	1,358,559
Yamato Holdings Co., Ltd.(b)	2,936	46,525

		3,055,414

AIRLINES–0.1%
Alaska Air Group, Inc.(a)	1,358	58,312
American Airlines Group, Inc.(a)	6,959	88,518
ANA Holdings, Inc.(a)	1,610	34,096
Delta Air Lines, Inc.(a)	6,866	225,617
Deutsche Lufthansa AG (REG)(a)	6,022	49,640
Japan Airlines Co., Ltd.(a)	1,453	29,594
Qantas Airways Ltd.(a)	9,311	37,688
Singapore Airlines Ltd.(b)	13,499	55,736
Southwest Airlines Co.	6,358	214,074
United Airlines Holdings, Inc.(a)	3,501	131,988

		925,263

BUILDING PRODUCTS–0.4%
A O Smith Corp.	1,358	77,732
AGC, Inc.(b)	1,947	64,613
Allegion PLC	941	99,050
Assa Abloy AB–Class B	10,352	222,664
Carrier Global Corp.	8,954	369,352
Cie de Saint-Gobain	5,097	249,349
Daikin Industries Ltd.(b)	2,604	395,062
Geberit AG (REG)	382	180,335
Johnson Controls International PLC	7,374	471,936
Kingspan Group PLC	1,616	87,496
Lixil Corp.	2,697	40,660
Masco Corp.	2,415	112,708

13

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Nibe Industrier AB–Class B	15,403	$143,768
Otis Worldwide Corp.	4,461	349,341
ROCKWOOL A/S–Class B	103	24,113
TOTO Ltd.(b)	1,426	48,369
Xinyi Glass Holdings Ltd.	18,257	33,731

		2,970,279

COMMERCIAL SERVICES & SUPPLIES–0.3%
Brambles Ltd.	13,827	113,390
Cintas Corp.	924	417,297
Copart, Inc.(a)	4,589	279,424
Dai Nippon Printing Co., Ltd.	2,237	44,940
Rentokil Initial PLC	25,987	159,658
Republic Services, Inc.	2,199	283,649
Rollins, Inc.	2,478	90,546
Secom Co., Ltd.	2,191	125,014
Securitas AB–Class B	4,956	41,355
TOPPAN, Inc.	2,642	39,016
Waste Management, Inc.	4,000	627,520

		2,221,809

CONSTRUCTION & ENGINEERING–0.2%
ACS Actividades de Construccion y Servicios SA(b)	2,313	66,183
Bouygues SA	2,312	69,341
Eiffage SA	896	88,134
Epiroc AB–Class A	6,819	124,168
Epiroc AB–Class B	3,929	63,207
Ferrovial SA	5,030	131,699
Kajima Corp.	4,067	47,329
Obayashi Corp.	6,542	49,416
Quanta Services, Inc.	1,530	218,025
Shimizu Corp.	5,561	29,673
Skanska AB–Class B	3,427	54,326
Taisei Corp.	1,922	61,975
Vinci SA	5,571	555,356

		1,558,832

ELECTRICAL EQUIPMENT–0.5%
ABB Ltd. (REG)	16,281	496,204
AMETEK, Inc.	2,459	343,572
Eaton Corp. PLC	4,258	668,293
Emerson Electric Co.	6,332	608,252
Fuji Electric Co., Ltd.	1,278	48,231
Generac Holdings, Inc.(a)	678	68,248
Legrand SA	2,813	225,551
Mitsubishi Electric Corp.	19,641	194,621
Nidec Corp.	4,664	240,006
Prysmian SpA	2,709	100,654
Rockwell Automation, Inc.	1,230	316,811
Schneider Electric SE	5,620	789,242
Siemens Energy AG(a)	4,431	83,197
Vestas Wind Systems A/S	10,402	303,433

		4,486,315

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.0%
First Solar, Inc.(a)	1,062	159,077

INDUSTRIAL CONGLOMERATES–0.7%
3M Co.	5,919	709,806
CK Hutchison Holdings Ltd.	27,053	162,070
DCC PLC	1,088	53,499
General Electric Co.	11,700	980,343
Hitachi Ltd.	10,053	505,830
Honeywell International, Inc.	7,199	1,542,746
Investment AB Latour–Class B(b)	1,491	28,198
Jardine Cycle & Carriage Ltd.	1,023	21,843
Jardine Matheson Holdings Ltd.	1,634	83,123
Keppel Corp., Ltd.	14,674	79,580
Lifco AB–Class B	2,348	39,301
Melrose Industries PLC	40,856	65,823
Siemens AG (REG)	7,924	1,092,333
Smiths Group PLC	3,730	71,586
Toshiba Corp.	4,068	141,360

		5,577,441

MACHINERY–1.3%
Alfa Laval AB	2,958	85,567
Alstom SA	3,393	83,015
Atlas Copco AB–Class A	27,822	329,646
Atlas Copco AB–Class B	15,724	167,770
Caterpillar, Inc.	5,572	1,334,828
CNH Industrial NV	10,624	170,430
Cummins, Inc.	1,510	365,858
Daifuku Co., Ltd.	1,118	52,115
Daimler Truck Holding AG(a)	4,757	146,238
Deere & Co.	2,941	1,260,983
Dover Corp.	1,503	203,521
FANUC Corp.	1,998	298,994
Fortive Corp.	3,788	243,379
GEA Group AG	1,545	62,831
Hitachi Construction Machinery Co., Ltd.	1,083	24,136
Hoshizaki Corp.(b)	1,094	38,467
Husqvarna AB–Class B	4,217	29,618
IDEX Corp.	808	184,491
Illinois Tool Works, Inc.	2,993	659,358
Indutrade AB	2,776	56,296
Ingersoll Rand, Inc.	4,336	226,556
Knorr-Bremse AG	820	44,610
Komatsu Ltd.	9,617	207,863
Kone Oyj–Class B	3,540	183,272
Kubota Corp.	10,350	141,396
Kurita Water Industries Ltd.(b)	1,130	46,674
Makita Corp.(b)	2,257	52,577
MINEBEA MITSUMI, Inc.	3,657	54,182

14

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MISUMI Group, Inc.	2,864	$62,247
Mitsubishi Heavy Industries Ltd.	3,370	133,171
NGK Insulators Ltd.	2,207	27,980
Nordson Corp.	576	136,927
PACCAR, Inc.	3,724	368,564
Parker-Hannifin Corp.	1,375	400,125
Pentair PLC	1,761	79,210
Rational AG	60	35,630
Sandvik AB	11,112	200,811
Schindler Holding AG	435	81,816
Schindler Holding AG (REG)	268	48,334
SKF AB–Class B	3,852	58,834
SMC Corp.	598	249,697
Snap-on, Inc.	569	130,011
Spirax-Sarco Engineering PLC	782	99,885
Stanley Black & Decker, Inc.	1,584	118,990
Techtronic Industries Co., Ltd.	13,862	153,963
Toyota Industries Corp.	1,574	85,509
Trane Technologies PLC	2,466	414,510
VAT Group AG(c)	291	79,885
Volvo AB–Class A	2,017	38,295
Volvo AB–Class B	15,630	282,334
Wartsila OYJ Abp	4,769	40,212
Westinghouse Air Brake Technologies Corp.	1,947	194,330
Xylem, Inc./NY	1,930	213,400

		10,489,341

MARINE–0.1%
AP Moller–Maersk A/S–Class A	33	72,727
AP Moller–Maersk A/S–Class B	55	123,123
Mitsui OSK Lines Ltd.(b)	3,463	86,533
Nippon Yusen KK(b)	5,061	119,342
SITC International Holdings Co., Ltd.	13,511	29,946
ZIM Integrated Shipping Services Ltd.(b)	853	14,663

		446,334

PROFESSIONAL SERVICES–0.4%
Adecco Group AG (REG)	1,610	52,961
Bureau Veritas SA	2,962	78,061
CoStar Group, Inc.(a)	4,355	336,554
Equifax, Inc.	1,311	254,806
Experian PLC	9,591	324,831
Intertek Group PLC	1,729	84,120
Jacobs Solutions, Inc.	1,366	164,016
Leidos Holdings, Inc.	1,464	153,998
Nihon M&A Center Holdings, Inc.	3,051	37,542
Persol Holdings Co., Ltd.	1,788	38,030
Randstad NV(b)	1,290	78,822

Recruit Holdings Co., Ltd.	14,972	468,653
RELX PLC (London)	19,883	549,726
Robert Half International, Inc.	1,162	85,790
SGS SA (REG)	68	158,395
Teleperformance	630	150,611
Verisk Analytics, Inc.	1,675	295,503
Wolters Kluwer NV	2,742	286,910

		3,599,329

ROAD & RAIL–0.5%
Aurizon Holdings Ltd.	18,545	46,983
Central Japan Railway Co.	1,491	183,064
CSX Corp.	22,512	697,422
East Japan Railway Co.(b)	3,140	178,848
Grab Holdings Ltd.–Class A(a)	13,321	42,894
Hankyu Hanshin Holdings, Inc.	2,305	68,292
JB Hunt Transport Services, Inc.	887	154,657
Keio Corp.(b)	1,036	37,948
Keisei Electric Railway Co., Ltd.(b)	1,302	36,991
Kintetsu Group Holdings Co., Ltd.(b)	1,728	57,052
MTR Corp., Ltd.	15,600	82,506
Norfolk Southern Corp.	2,479	610,875
Odakyu Electric Railway Co., Ltd.(b)	2,970	38,463
Old Dominion Freight Line, Inc.	970	275,267
Tobu Railway Co., Ltd.(b)	1,902	44,364
Tokyu Corp.(b)	5,501	69,279
Union Pacific Corp.	6,583	1,363,142
West Japan Railway Co.	2,337	101,471

		4,089,518

TRADING COMPANIES & DISTRIBUTORS–0.4%
AerCap Holdings NV(a)	1,441	84,039
Ashtead Group PLC	4,598	261,188
Brenntag SE	1,621	103,379
Bunzl PLC	3,534	117,577
Fastenal Co.	6,133	290,214
ITOCHU Corp.	12,312	386,261
Marubeni Corp.	15,764	180,592
Mitsubishi Corp.	13,031	423,048
Mitsui & Co., Ltd.	14,845	432,371
MonotaRO Co., Ltd.(b)	2,525	35,567
Reece Ltd.(b)	2,297	21,956
Sumitomo Corp.	11,667	193,942
Toyota Tsusho Corp.	2,273	83,611
United Rentals, Inc.(a)	742	263,722
WW Grainger, Inc.	482	268,112

		3,145,579

15

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

TRANSPORTATION INFRASTRUCTURE–0.1%
Aena SME SA(a)(c)	788	$98,782
Aeroports de Paris(a)	305	40,861
Auckland International Airport Ltd.(a)	12,611	62,546
Getlink SE	4,433	70,986
Transurban Group	31,507	277,194

		550,369

		51,968,768

CONSUMER DISCRETIONARY–6.3%
AUTO COMPONENTS–0.2%
Aisin Corp.	1,484	39,348
Aptiv PLC(a)	2,901	270,170
BorgWarner, Inc.	2,507	100,907
Bridgestone Corp.(b)	5,879	208,158
Cie Generale des Etablissements Michelin SCA	6,988	194,667
Continental AG	1,197	71,358
Denso Corp.	4,542	222,739
Koito Manufacturing Co., Ltd.	2,104	31,367
Sumitomo Electric Industries Ltd.	7,148	80,761
Valeo	2,088	37,308

		1,256,783

AUTOMOBILES–1.1%
Bayerische Motoren Werke AG	3,452	305,623
Bayerische Motoren Werke AG (Preference Shares)	653	55,107
Dr Ing hc F Porsche AG (Preference Shares)(a)	1,214	122,509
Ferrari NV	1,318	282,630
Ford Motor Co.	42,292	491,856
General Motors Co.	15,212	511,732
Honda Motor Co., Ltd.	16,887	385,176
Isuzu Motors Ltd.	5,874	68,097
Mazda Motor Corp.	5,729	42,945
Mercedes-Benz Group AG	8,323	544,282
Nissan Motor Co., Ltd.	23,388	73,191
Porsche Automobil Holding SE (Preference Shares)	1,606	87,585
Renault SA(a)	2,081	69,440
Stellantis NV (Milan)	22,795	323,925
Subaru Corp.	6,199	93,853
Suzuki Motor Corp.	3,856	123,497
Tesla, Inc.(a)	28,741	3,540,316
Toyota Motor Corp.(b)	109,844	1,498,551
Volkswagen AG	326	51,141
Volkswagen AG (Preference Shares)	1,935	240,036
Volvo Car AB–Class B(a)(b)	6,056	27,575
Yamaha Motor Co., Ltd.(b)	2,999	67,781

		9,006,848

DISTRIBUTORS–0.1%
D’ieteren Group	280	53,735
Genuine Parts Co.	1,509	261,827
LKQ Corp.	2,718	145,168
Pool Corp.	418	126,374

		587,104

DIVERSIFIED CONSUMER SERVICES–0.0%
IDP Education Ltd.(b)	2,103	38,757

HOTELS, RESTAURANTS & LEISURE–1.1%
Accor SA(a)	1,714	42,760
Aristocrat Leisure Ltd.	6,281	129,425
Booking Holdings, Inc.(a)	415	836,341
Caesars Entertainment, Inc.(a)	2,298	95,597
Carnival Corp.(a)(b)	10,723	86,427
Chipotle Mexican Grill, Inc.(a)	297	412,085
Compass Group PLC	18,199	420,252
Darden Restaurants, Inc.	1,310	181,212
Domino’s Pizza, Inc.	379	131,286
Entain PLC	5,908	94,085
Evolution AB(c)	1,922	187,211
Expedia Group, Inc.(a)	1,612	141,211
Flutter Entertainment PLC(a)	1,757	240,764
Galaxy Entertainment Group Ltd.	21,942	144,261
Genting Singapore Ltd.	60,925	43,480
Hilton Worldwide Holdings, Inc.	2,896	365,939
InterContinental Hotels Group PLC	1,927	110,569
La Francaise des Jeux SAEM(c)	1,096	44,101
Las Vegas Sands Corp.(a)	3,518	169,110
Lottery Corp. Ltd. (The)(a)	22,425	68,353
Marriott International, Inc./MD–Class A	2,881	428,952
McDonald’s Corp.	7,843	2,066,866
McDonald’s Holdings Co. Japan Ltd.(b)	929	35,308
MGM Resorts International	3,413	114,438
Norwegian Cruise Line Holdings Ltd.(a)	4,512	55,227
Oriental Land Co., Ltd./Japan(b)	2,084	303,272
Royal Caribbean Cruises Ltd.(a)	2,350	116,161
Sands China Ltd.(a)	24,462	80,241
Sodexo SA	953	91,182
Starbucks Corp.	12,291	1,219,267
Whitbread PLC	2,035	62,919
Wynn Resorts Ltd.(a)	1,104	91,047
Yum! Brands, Inc.	3,016	386,289

		8,995,638

16

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

HOUSEHOLD DURABLES–0.3%
Barratt Developments PLC	10,300	$49,196
Berkeley Group Holdings PLC	1,131	51,562
DR Horton, Inc.	3,351	298,708
Electrolux AB–Class B(b)	2,277	30,764
Garmin Ltd.	1,642	151,540
Iida Group Holdings Co., Ltd.	1,483	22,516
Lennar Corp.–Class A	2,728	246,884
Mohawk Industries, Inc.(a)	565	57,754
Newell Brands, Inc.	4,030	52,712
NVR, Inc.(a)	32	147,603
Open House Group Co., Ltd.	825	30,038
Panasonic Holdings Corp.(b)	22,877	191,458
Persimmon PLC	3,215	47,140
PulteGroup, Inc.	2,439	111,048
SEB SA	278	23,325
Sekisui Chemical Co., Ltd.	3,800	52,966
Sekisui House Ltd.	6,208	110,062
Sharp Corp./Japan(b)	2,157	15,494
Sony Group Corp.	13,063	995,682
Taylor Wimpey PLC	32,673	40,015
Whirlpool Corp.	583	82,471

		2,808,938

INTERNET & DIRECT MARKETING RETAIL–1.2%
Amazon.com, Inc.(a)	95,036	7,983,024
Delivery Hero SE(a)(c)	1,764	84,654
eBay, Inc.	5,811	240,982
Etsy, Inc.(a)	1,346	161,224
Just Eat Takeaway.com NV(a)(b)(c)	1,820	38,738
Prosus NV	8,598	593,635
Rakuten Group, Inc.(a)(b)	8,758	39,473
Zalando SE(a)(c)	2,410	84,843
ZOZO, Inc.	1,255	30,993

		9,257,566

LEISURE PRODUCTS–0.0%
Bandai Namco Holdings, Inc.	2,080	130,373
Hasbro, Inc.	1,390	84,804
Shimano, Inc.(b)	773	122,149
Yamaha Corp.	1,474	54,697

		392,023

MULTILINE RETAIL–0.4%
Cie Financiere Richemont SA (REG)	5,407	701,071
Dollar General Corp.	2,415	594,694
Dollar Tree, Inc.(a)	2,254	318,806
Next PLC	1,339	93,825
Pan Pacific International Holdings Corp.	3,794	70,470
Target Corp.	4,928	734,469

Wesfarmers Ltd.(b)	11,748	366,388

		2,879,723

SPECIALTY RETAIL–1.2%
Advance Auto Parts, Inc.	644	94,687
AutoZone, Inc.(a)	203	500,635
Bath & Body Works, Inc.	2,445	103,032
Best Buy Co., Inc.	2,145	172,050
CarMax, Inc.(a)	1,692	103,026
Fast Retailing Co., Ltd.	607	369,380
H & M Hennes & Mauritz AB–Class B(b)	7,358	79,293
Hikari Tsushin, Inc.	211	29,699
Home Depot, Inc. (The)	10,962	3,462,457
Industria de Diseno Textil SA	11,213	297,829
JD Sports Fashion PLC	25,984	39,486
Kingfisher PLC	19,545	55,532
Lowe’s Cos., Inc.	6,646	1,324,149
Nitori Holdings Co., Ltd.(b)	863	112,762
O’Reilly Automotive, Inc.(a)	670	565,500
Ross Stores, Inc.	3,716	431,316
TJX Cos., Inc. (The)	12,432	989,587
Tractor Supply Co.	1,183	266,140
Ulta Beauty, Inc.(a)	548	257,050
USS Co., Ltd.	1,906	30,243

		9,283,853

TEXTILES, APPAREL & LUXURY GOODS–0.7%
adidas AG	1,795	243,270
Burberry Group PLC	4,080	99,193
Hermes International	329	509,243
Kering SA	776	394,928
LVMH Moet Hennessy Louis Vuitton SE	2,849	2,073,195
Moncler SpA	2,183	115,998
NIKE, Inc–Class B	13,488	1,578,231
Pandora A/S	987	69,763
Puma SE	1,150	69,510
Ralph Lauren Corp.	440	46,495
Swatch Group AG (The)	313	88,961
Swatch Group AG (The) (REG)	530	27,558
Tapestry, Inc.	2,580	98,246
VF Corp.	3,537	97,657

		5,512,248

		50,019,481

CONSUMER STAPLES–5.0%
BEVERAGES–1.2%
Anheuser-Busch InBev SA/NV	9,027	543,705
Asahi Group Holdings Ltd.(b)	4,750	147,856
Brown-Forman Corp-Class B	1,958	128,601
Budweiser Brewing Co. APAC Ltd.(c)	17,346	54,224

17

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Carlsberg AS–Class B	1,039	$137,820
Coca-Cola Co. (The)	41,675	2,650,947
Coca-Cola Europacific Partners PLC	2,174	120,266
Coca-Cola HBC AG	2,025	47,869
Constellation Brands, Inc–Class A	1,738	402,781
Davide Campari-Milano NV	5,266	53,462
Diageo PLC	23,586	1,032,403
Heineken Holding NV	1,092	84,336
Heineken NV	2,717	255,920
Ito En Ltd.	539	19,616
Keurig Dr Pepper, Inc.	9,099	324,470
Kirin Holdings Co., Ltd.(b)	8,287	126,306
Molson Coors Beverage Co.–Class B	2,013	103,710
Monster Beverage Corp.(a)	4,078	414,039
PepsiCo, Inc.	14,752	2,665,096
Pernod Ricard SA	2,138	420,593
Remy Cointreau SA	258	43,502
Suntory Beverage & Food Ltd.	1,400	47,673
Treasury Wine Estates Ltd.	7,272	67,182

		9,892,377

FOOD & STAPLES RETAILING–0.9%
Aeon Co., Ltd.	6,832	144,261
Carrefour SA	5,961	99,703
Coles Group Ltd.	13,439	152,339
Costco Wholesale Corp.	4,739	2,163,353
Endeavour Group Ltd./Australia(b)	13,513	58,808
HelloFresh SE(a)	1,664	36,317
J Sainsbury PLC	17,625	46,227
Jeronimo Martins SGPS SA	2,853	61,726
Kesko Oyj–Class B	2,751	60,787
Kobe Bussan Co., Ltd.	1,597	46,027
Koninklijke Ahold Delhaize NV	10,902	313,446
Kroger Co. (The)	6,975	310,946
Ocado Group PLC(a)(b)	5,923	43,967
Seven & i Holdings Co., Ltd.	7,835	335,779
Sysco Corp.	5,426	414,818
Tesco PLC	75,669	203,918
Walgreens Boots Alliance, Inc.	7,686	287,149
Walmart, Inc.	15,113	2,142,872
Welcia Holdings Co., Ltd.	950	22,145
Woolworths Group Ltd.(b)	12,455	284,415

		7,229,003

FOOD PRODUCTS–1.1%
Ajinomoto Co., Inc.(b)	4,703	143,739
Archer-Daniels-Midland Co.	5,882	546,144
Associated British Foods PLC	3,589	68,043
Barry Callebaut AG (REG)	38	75,040
Campbell Soup Co.	2,151	122,069

Chocoladefabriken Lindt & Spruengli AG	11	112,090
Chocoladefabriken Lindt & Spruengli AG (REG)	2	205,767
Conagra Brands, Inc.	5,132	198,608
Danone SA	6,663	351,178
General Mills, Inc.	6,355	532,867
Hershey Co. (The)	1,574	364,491
Hormel Foods Corp.	3,100	141,205
JDE Peet’s NV	1,011	29,243
JM Smucker Co. (The)	1,141	180,803
Kellogg Co.	2,741	195,269
Kerry Group PLC–Class A	1,652	149,226
Kikkoman Corp.(b)	1,552	81,692
Kraft Heinz Co. (The)	8,526	347,093
Lamb Weston Holdings, Inc.	1,540	137,614
McCormick & Co., Inc./MD	2,683	222,394
MEIJI Holdings Co., Ltd.	1,219	62,484
Mondelez International, Inc.–Class A	14,623	974,623
Mowi ASA	4,205	71,654
Nestle SA (REG)	28,485	3,290,284
Nisshin Seifun Group, Inc.	1,993	25,048
Nissin Foods Holdings Co., Ltd.	638	50,526
Orkla ASA	7,567	54,614
Salmar ASA	747	29,295
Tyson Foods, Inc.–Class A	3,101	193,037
WH Group Ltd.(c)	84,024	49,006
Wilmar International Ltd.	19,354	60,295
Yakult Honsha Co., Ltd.	1,381	89,900

		9,155,341

HOUSEHOLD PRODUCTS–0.8%
Church & Dwight Co., Inc.	2,611	210,473
Clorox Co. (The)	1,321	185,376
Colgate-Palmolive Co.	8,943	704,619
Essity AB–Class B	6,338	165,974
Henkel AG & Co. KGaA	1,131	72,683
Henkel AG & Co. KGaA (Preference Shares)	1,875	129,961
Kimberly-Clark Corp.	3,614	490,601
Procter & Gamble Co. (The)	25,374	3,845,683
Reckitt Benckiser Group PLC	7,412	513,773
Unicharm Corp.	4,216	161,415

		6,480,558

PERSONAL PRODUCTS–0.5%
Beiersdorf AG	1,065	121,700
Estee Lauder Cos., Inc. (The)–Class A	2,476	614,320
Haleon PLC(a)	51,669	204,434
Kao Corp.(b)	4,903	194,651
Kobayashi Pharmaceutical Co., Ltd.(b)	537	36,807
Kose Corp.	385	41,832

18

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

L’Oreal SA	2,502	$895,960
Shiseido Co., Ltd.(b)	4,168	204,289
Unilever PLC (London)	26,365	1,331,111

		3,645,104

TOBACCO–0.5%
Altria Group, Inc.	19,190	877,175
British American Tobacco PLC	22,128	875,343
Imperial Brands PLC	9,372	233,467
Japan Tobacco, Inc.(b)	12,430	250,591
Philip Morris International, Inc.	16,599	1,679,985

		3,916,561

		40,318,944

COMMUNICATION SERVICES–4.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.0%
AT&T, Inc.	76,314	1,404,941
Bezeq The Israeli Telecommunication Corp., Ltd.	21,484	36,856
BT Group PLC	70,623	95,360
Cellnex Telecom SA(c)	5,667	187,981
Charter Communications, Inc.–Class A(a)	1,150	389,965
Comcast Corp.–Class A	46,193	1,615,369
Deutsche Telekom AG (REG)	33,572	667,968
Elisa Oyj	1,530	81,098
HKT Trust & HKT Ltd.	38,163	46,716
Infrastrutture Wireless Italiane SpA(c)	3,386	34,159
Koninklijke KPN NV	34,215	105,904
Lumen Technologies, Inc.	10,192	53,202
Nippon Telegraph & Telephone Corp.	12,381	353,088
Orange SA	20,664	205,031
Singapore Telecommunications Ltd.	83,194	159,507
Spark New Zealand Ltd.	18,834	64,483
Swisscom AG (REG)	269	147,361
Telecom Italia SpA/Milano(a)	100,391	23,266
Telefonica Deutschland Holding AG	10,489	25,761
Telefonica SA	52,536	190,186
Telenor ASA	7,049	65,859
Telia Co. AB	26,782	68,435
Telstra Group Ltd.	41,888	113,284
United Internet AG (REG)	977	19,701
Verizon Communications, Inc.	44,971	1,771,857
Washington H Soul Pattinson & Co., Ltd.(b)	2,181	40,918

		7,968,256

ENTERTAINMENT–0.7%
Activision Blizzard, Inc.	7,626	583,770
Bollore SE	8,908	49,781
Capcom Co., Ltd.(b)	1,774	56,627
Electronic Arts, Inc.	2,808	343,081
Embracer Group AB(a)(b)	6,492	29,473
Koei Tecmo Holdings Co., Ltd.(b)	1,184	21,414
Konami Group Corp.	939	42,596
Live Nation Entertainment, Inc.(a)	1,529	106,633
Netflix, Inc.(a)	4,765	1,405,103
Nexon Co., Ltd.(b)	4,977	111,737
Nintendo Co., Ltd.	11,478	482,611
Sea Ltd. (ADR)(a)	3,730	194,072
Square Enix Holdings Co., Ltd.	864	40,112
Take-Two Interactive Software, Inc.(a)	1,689	175,876
Toho Co., Ltd./Tokyo(b)	1,127	43,441
Ubisoft Entertainment SA(a)	945	26,697
Universal Music Group NV	7,524	181,950
Walt Disney Co. (The)(a)	19,521	1,695,985
Warner Bros Discovery, Inc.(a)	23,662	224,316

		5,815,275

INTERACTIVE MEDIA & SERVICES–1.8%
Adevinta ASA(a)	2,936	19,441
Alphabet, Inc.–Class A(a)	63,957	5,642,926
Alphabet, Inc.–Class C(a)	56,696	5,030,636
Auto Trader Group PLC(c)	9,578	59,646
Kakaku.com, Inc.	1,344	21,565
Match Group, Inc.(a)	2,991	124,097
Meta Platforms, Inc.–Class A(a)	24,078	2,897,547
REA Group Ltd.(b)	593	44,597
Scout24 SE(c)	842	42,381
SEEK Ltd.(b)	3,387	48,152
Z Holdings Corp.	26,998	67,428

		13,998,416

MEDIA–0.2%
CyberAgent, Inc.	4,076	36,288
Dentsu Group, Inc.(b)	2,179	68,357
DISH Network Corp.–Class A(a)	2,691	37,782
Fox Corp.–Class A	3,239	98,368
Fox Corp.–Class B	1,492	42,447
Hakuhodo DY Holdings, Inc.	2,354	23,625
Informa PLC	14,350	107,048
Interpublic Group of Cos., Inc. (The)	4,160	138,570
News Corp.–Class A	4,094	74,511
News Corp.–Class B	1,262	23,271
Omnicom Group, Inc.	2,183	178,067
Paramount Global–Class B	5,408	91,287
Pearson PLC	6,861	77,473

19

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Publicis Groupe SA	2,394	$152,934
Vivendi SE	7,323	69,956
WPP PLC	11,311	111,752

		1,331,736

WIRELESS TELECOMMUNICATION SERVICES–0.3%
KDDI Corp.	16,730	507,369
SoftBank Corp.	29,471	333,425
SoftBank Group Corp.	12,521	529,550
T-Mobile US, Inc.(a)	6,395	895,300
Tele2 AB–Class B	5,769	47,062
Vodafone Group PLC	271,895	275,353

		2,588,059

		31,701,742

ENERGY–3.2%
ENERGY EQUIPMENT & SERVICES–0.2%
Baker Hughes Co.	10,723	316,650
Halliburton Co.	9,723	382,600
Schlumberger NV	15,184	811,737
Tenaris SA	4,757	83,427

		1,594,414

OIL, GAS & CONSUMABLE FUELS–3.0%
Aker BP ASA	3,337	103,724
Ampol Ltd.	2,400	46,134
APA Corp.	3,443	160,719
BP PLC	194,895	1,124,533
Chevron Corp.	19,049	3,419,105
ConocoPhillips	13,343	1,574,474
Coterra Energy, Inc.	8,443	207,444
Devon Energy Corp.	7,000	430,570
Diamondback Energy, Inc.	1,885	257,830
ENEOS Holdings, Inc.	30,918	105,289
Eni SpA	25,897	368,241
EOG Resources, Inc.	6,290	814,681
EQT Corp.	3,930	132,952
Equinor ASA	9,844	353,796
Exxon Mobil Corp.	44,098	4,864,009
Galp Energia SGPS SA	5,050	68,128
Hess Corp.	2,971	421,347
Idemitsu Kosan Co., Ltd.(b)	2,100	49,164
Inpex Corp.(b)	10,772	115,750
Kinder Morgan, Inc.	21,180	382,934
Marathon Oil Corp.	6,800	184,076
Marathon Petroleum Corp.	5,018	584,045
Neste Oyj	4,372	201,623
Occidental Petroleum Corp.	7,786	490,440
OMV AG	1,582	81,380
ONEOK, Inc.	4,786	314,440
Phillips 66	5,061	526,749
Pioneer Natural Resources Co.	2,544	581,024
Repsol SA	14,284	227,359
Santos Ltd.(b)	32,417	159,433

Shell PLC	75,245	2,121,218
Targa Resources Corp.	2,424	178,164
TotalEnergies SE	25,773	1,617,852
Valero Energy Corp.	4,128	523,678
Williams Cos., Inc. (The)	13,042	429,082
Woodside Energy Group Ltd.(b)	19,685	476,735

		23,698,122

		25,292,536

MATERIALS–2.6%
CHEMICALS–1.4%
Air Liquide SA	5,421	769,431
Air Products and Chemicals, Inc.	2,375	732,117
Akzo Nobel NV	1,888	126,690
Albemarle Corp.	1,254	271,942
Arkema SA	618	55,586
Asahi Kasei Corp.	12,639	89,972
BASF SE	9,565	470,967
Celanese Corp.	1,068	109,192
CF Industries Holdings, Inc.	2,101	179,005
Chr Hansen Holding A/S	1,143	82,219
Clariant AG (REG)	2,173	34,510
Corteva, Inc.	7,651	449,726
Covestro AG(c)	2,076	80,873
Croda International PLC	1,464	116,503
Dow, Inc.	7,536	379,739
DuPont de Nemours, Inc.	5,319	365,043
Eastman Chemical Co.	1,285	104,650
Ecolab, Inc.	2,653	386,171
EMS-Chemie Holding AG (REG)	77	52,152
Evonik Industries AG	2,112	40,284
FMC Corp.	1,349	168,355
Givaudan SA (REG)	97	297,102
ICL Group Ltd.	7,263	52,479
IMCD NV	609	87,112
International Flavors & Fragrances, Inc.	2,730	286,213
Johnson Matthey PLC	1,949	49,811
JSR Corp.(b)	1,839	36,010
Koninklijke DSM NV	1,834	225,205
Linde PLC	5,294	1,726,797
LyondellBasell Industries NV–Class A	2,720	225,842
Mitsubishi Chemical Group Corp.	12,899	66,778
Mitsui Chemicals, Inc.	1,855	41,665
Mosaic Co. (The)	3,646	159,950
Nippon Paint Holdings Co., Ltd.(b)	8,359	65,652
Nippon Sanso Holdings Corp.	1,792	25,958
Nissan Chemical Corp.	1,313	57,256
Nitto Denko Corp.	1,516	87,314
Novozymes A/S–Class B	2,164	109,788
OCI NV	1,071	38,291

20

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Orica Ltd.	4,655	$47,595
PPG Industries, Inc.	2,517	316,488
Sherwin-Williams Co. (The)	2,525	599,258
Shin-Etsu Chemical Co., Ltd.	3,897	475,871
Sika AG (REG)	1,523	366,134
Solvay SA	809	81,795
Sumitomo Chemical Co., Ltd.	15,011	53,824
Symrise AG	1,383	150,201
Toray Industries, Inc.	13,972	77,703
Tosoh Corp.	2,620	31,156
Umicore SA	2,129	78,304
Yara International ASA	1,775	77,953

		11,060,632

CONSTRUCTION MATERIALS–0.1%
CRH PLC	7,783	309,531
HeidelbergCement AG	1,499	84,941
Holcim AG	5,743	297,276
James Hardie Industries PLC	4,484	80,704
Martin Marietta Materials, Inc.	665	224,750
Vulcan Materials Co.	1,423	249,182

		1,246,384

CONTAINERS & PACKAGING–0.1%
Amcor PLC	15,944	189,893
Avery Dennison Corp.	867	156,927
Ball Corp.	3,361	171,881
International Paper Co.	3,808	131,871
Packaging Corp. of America	991	126,759
Sealed Air Corp.	1,549	77,264
SIG Group AG	3,105	67,848
Smurfit Kappa Group PLC	2,618	97,024
Westrock Co.	2,723	95,741

		1,115,208

METALS & MINING–0.9%
Anglo American PLC	13,176	515,970
Antofagasta PLC	3,973	74,166
ArcelorMittal SA	5,404	142,569
BHP Group Ltd.	52,472	1,625,422
BlueScope Steel Ltd.	4,518	51,493
Boliden AB	2,899	108,893
Fortescue Metals Group Ltd.(b)	17,540	245,159
Freeport-McMoRan, Inc.	15,305	581,590
Glencore PLC	101,163	674,620
IGO Ltd.	7,059	64,571
JFE Holdings, Inc.	4,952	57,461
Mineral Resources Ltd.(b)	1,825	95,733
Newcrest Mining Ltd.	8,969	125,766
Newmont Corp. (New York)	8,499	401,153
Nippon Steel Corp.	8,210	142,453
Norsk Hydro ASA	13,549	101,243
Northern Star Resources Ltd.(b)	12,068	90,309

Nucor Corp.	2,747	362,082
Pilbara Minerals Ltd.(a)	26,278	66,542
Rio Tinto Ltd.	3,876	305,916
Rio Tinto PLC	11,647	819,762
South32 Ltd.	46,987	128,821
Steel Dynamics, Inc.	1,786	174,492
Sumitomo Metal Mining Co., Ltd.	2,644	92,907
voestalpine AG	1,169	30,966

		7,080,059

PAPER & FOREST PRODUCTS–0.1%
Holmen AB–Class B	954	37,917
Mondi PLC	4,892	82,728
Oji Holdings Corp.	8,176	33,023
Stora Enso Oyj–Class R	5,601	78,971
Svenska Cellulosa AB SCA–Class B	6,104	77,305
UPM-Kymmene Oyj	5,520	206,566

		516,510

		21,018,793

UTILITIES–2.0%
ELECTRIC UTILITIES–1.3%
Acciona SA	276	50,793
Alliant Energy Corp.	2,688	148,405
American Electric Power Co., Inc.	5,502	522,415
BKW AG	219	29,964
Chubu Electric Power Co., Inc.	6,491	67,120
CK Infrastructure Holdings Ltd.	5,927	30,927
CLP Holdings Ltd.	16,545	120,540
Constellation Energy Corp.	3,502	301,907
Duke Energy Corp.	8,246	849,256
Edison International	4,089	260,142
EDP–Energias de Portugal SA	27,968	139,415
Electricite de France SA	6,038	77,518
Elia Group SA/NV	363	51,605
Endesa SA	3,200	60,309
Enel SpA	83,453	448,822
Entergy Corp.	2,179	245,138
Evergy, Inc.	2,458	154,682
Eversource Energy	3,730	312,723
Exelon Corp.	10,641	460,010
FirstEnergy Corp.	5,816	243,923
Fortum Oyj	4,474	74,510
HK Electric Investments & HK Electric Investments Ltd.–Class SS(c)	26,708	17,659
Iberdrola SA	62,603	730,795
Kansai Electric Power Co., Inc. (The)(b)	7,093	68,879
Mercury NZ Ltd.	6,864	24,249
NextEra Energy, Inc.	21,278	1,778,841

21

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

NRG Energy, Inc.	2,467	$78,500
Origin Energy Ltd.	17,744	92,871
Orsted AS(c)	2,009	181,625
PG&E Corp.(a)	17,240	280,322
Pinnacle West Capital Corp.	1,211	92,084
Power Assets Holdings Ltd.	13,977	76,391
PPL Corp.	7,884	230,371
Red Electrica Corp. SA(b)	4,124	71,709
Southern Co. (The)	11,657	832,426
SSE PLC	10,988	225,990
Terna–Rete Elettrica Nazionale	14,175	104,685
Tokyo Electric Power Co. Holdings, Inc.(a)	15,381	55,393
Verbund AG	742	62,372
Xcel Energy, Inc.	5,860	410,845

		10,066,131

GAS UTILITIES–0.1%
APA Group(b)	11,887	86,887
Atmos Energy Corp.	1,498	167,881
Enagas SA	2,507	41,688
Hong Kong & China Gas Co., Ltd.	112,802	106,982
Naturgy Energy Group SA	1,478	38,412
Osaka Gas Co., Ltd.	3,778	60,875
Snam SpA	20,316	98,509
Tokyo Gas Co., Ltd.	4,034	78,985

		680,219

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.1%
AES Corp. (The)	7,152	205,692
Corp. ACCIONA Energias Renovables SA	682	26,353
EDP Renovaveis SA	2,903	63,969
Meridian Energy Ltd.	12,972	43,147
RWE AG	6,698	296,103

		635,264

MULTI-UTILITIES–0.5%
Ameren Corp.	2,768	246,130
CenterPoint Energy, Inc.	6,741	202,163
CMS Energy Corp.	3,108	196,830
Consolidated Edison, Inc.	3,800	362,178
Dominion Energy, Inc.	8,923	547,158
DTE Energy Co.	2,075	243,875
E.ON SE	23,255	231,201
Engie SA	18,918	270,642
National Grid PLC	37,911	454,149
NiSource, Inc.	4,349	119,249
Public Service Enterprise Group, Inc.	5,343	327,366
Sempra Energy	3,366	520,182
United Utilities Group PLC	6,870	82,085
Veolia Environnement SA	6,977	179,270

WEC Energy Group, Inc.	3,378	316,721

		4,299,199

WATER UTILITIES–0.0%
American Water Works Co., Inc.	1,947	296,762
Severn Trent PLC	2,521	80,541

		377,303

		16,058,116

REAL ESTATE–1.6%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)–1.3%
Alexandria Real Estate Equities, Inc.	1,599	232,926
American Tower Corp.	4,986	1,056,334
AvalonBay Communities, Inc.	1,498	241,957
Boston Properties, Inc.	1,527	103,195
British Land Co. PLC (The)	8,871	42,117
Camden Property Trust	1,141	127,655
CapitaLand Ascendas REIT	33,812	69,249
CapitaLand Integrated Commercial Trust	53,735	81,957
Covivio	524	31,104
Crown Castle, Inc.	4,637	628,963
Daiwa House REIT Investment Corp.	25	55,742
Dexus	10,836	56,890
Digital Realty Trust, Inc.	3,079	308,731
Equinix, Inc.	991	649,135
Equity Residential	3,642	214,878
Essex Property Trust, Inc.	693	146,861
Extra Space Storage, Inc.	1,434	211,056
Federal Realty Investment Trust	783	79,114
Gecina SA	518	52,774
GLP J-REIT	46	52,977
Goodman Group	17,530	206,159
GPT Group (The)(b)	19,300	55,044
Healthpeak Properties, Inc.	5,756	144,303
Host Hotels & Resorts, Inc.	7,656	122,879
Invitation Homes, Inc.	6,219	184,331
Iron Mountain, Inc.	3,113	155,183
Japan Metropolitan Fund Invest	77	61,255
Japan Real Estate Investment Corp.	13	57,100
Kimco Realty Corp.	6,622	140,254
Klepierre SA	2,286	52,762
Land Securities Group PLC	7,097	53,023
Link REIT	21,874	160,059
Mapletree Logistics Trust	31,227	37,132
Mapletree Pan Asia Commercial Trust	21,757	27,184
Mid-America Apartment Communities, Inc.	1,236	194,040

22

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Mirvac Group	39,723	$57,468
Nippon Building Fund, Inc.(b)	16	71,549
Nippon Prologis REIT, Inc.	25	58,614
Nomura Real Estate Master Fund, Inc.	46	56,989
Prologis, Inc.	9,884	1,114,223
Public Storage	1,693	474,362
Realty Income Corp.	6,715	425,933
Regency Centers Corp.	1,649	103,063
SBA Communications Corp.	1,156	324,038
Scentre Group	52,294	101,793
Segro PLC	12,114	111,597
Simon Property Group, Inc.	3,501	411,298
Stockland	24,051	59,234
UDR, Inc.	3,277	126,918
Ventas, Inc.	4,280	192,814
VICI Properties, Inc.	10,313	334,141
Vicinity Centres(b)	38,985	52,641
Vornado Realty Trust	1,725	35,897
Warehouses De Pauw CVA	1,696	48,585
Welltower, Inc.	5,060	331,683
Weyerhaeuser Co.	7,880	244,280

		10,831,443

REAL ESTATE MANAGEMENT & DEVELOPMENT– 0.3%
Aroundtown SA	10,065	23,446
Azrieli Group Ltd.	427	28,476
Capitaland Investment Ltd./Singapore	26,947	74,473
CBRE Group, Inc.–Class A(a)	3,383	260,356
City Developments Ltd.	4,093	25,161
CK Asset Holdings Ltd.	20,190	123,829
Daito Trust Construction Co., Ltd.	659	67,470
Daiwa House Industry Co., Ltd.	6,094	140,383
ESR Group Ltd.(c)	19,958	41,723
Fastighets AB Balder–Class B(a)	6,354	29,656
Hang Lung Properties Ltd.	20,399	39,737
Henderson Land Development Co., Ltd.	14,633	50,940
Hongkong Land Holdings Ltd.	10,310	47,434
Hulic Co., Ltd.	3,868	30,374
LEG Immobilien SE	808	52,697
Lendlease Corp., Ltd.(b)	6,939	36,833
Mitsubishi Estate Co., Ltd.(b)	12,273	158,979
Mitsui Fudosan Co., Ltd.	9,241	168,897
New World Development Co., Ltd.	15,213	42,675
Nomura Real Estate Holdings, Inc.	1,195	25,552
Sagax AB–Class B	1,934	43,941

Sino Land Co., Ltd.	33,532	41,824
Sumitomo Realty & Development Co., Ltd.	3,117	73,461
Sun Hung Kai Properties Ltd.	14,726	201,148
Swire Pacific Ltd.–Class A	5,016	43,970
Swire Properties Ltd.	11,788	29,858
Swiss Prime Site AG (REG)	814	70,552
Unibail-Rodamco-Westfield(a)	1,282	66,736
UOL Group Ltd.	4,678	23,520
Vonovia SE	7,349	173,116
Wharf Real Estate Investment Co., Ltd.	16,824	97,985

		2,335,202

		13,166,645

Total Common Stocks (cost $556,917,497)		491,656,778

		Principal Amount (000)

INFLATION-LINKED SECURITIES–0.8%
JAPAN–0.8%
Japanese Government CPI Linked Bond Series 22 0.10%, 03/10/2027 (cost $7,537,371)	JPY	811,607	6,461,004

		Notional Amount
OPTIONS PURCHASED– PUTS–0.4%
OPTIONS ON INDICES–0.4%
Euro STOXX 50 Index Expiration: Jan 2023; Contracts: 553; Exercise Price: EUR 3,700.00; Counterparty: Morgan Stanley & Co., Inc.(a)	EUR	20,461,000	221,392
FTSE 100 Index Expiration: Jan 2023; Contracts: 84; Exercise Price: GBP 7,150.00; Counterparty: Morgan Stanley & Co., Inc.(a)	GBP	6,006,000	15,741

23

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Notional Amount		U.S. $ Value

Nikkei 225 Index Expiration: Jan 2023; Contracts: 78; Exercise Price: JPY 27,250.00; Counterparty: Morgan Stanley & Co., Inc.(a)	JPY	2,125,500,000	$892,685
S&P 500 Index Expiration: Jan 2023; Contracts: 271; Exercise Price: USD 3,840.00; Counterparty: Morgan Stanley & Co., Inc. (a)	USD	104,064,000	1,949,845

Total Options Purchased–Puts (premiums paid $2,372,599)			3,079,663

	Shares

SHORT-TERM INVESTMENTS–30.6%
INVESTMENT COMPANIES–30.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.12%(d)(e)(f) (cost $244,271,081)	244,271,081	$244,271,081

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–93.3% (cost $811,098,548)		745,468,526

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.0%
INVESTMENT COMPANIES–0.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.12%(d)(e)(f) (cost $63,804)	63,804	63,804

TOTAL INVESTMENTS–93.3% (cost $811,162,352)		745,532,330
Other assets less liabilities–6.7%		53,869,304

NET ASSETS–100.0%		$799,401,634

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	43	March 2023	$3,891,913	$(76,596)
10 Yr Mini Japan Government Bond Futures	93	March 2023	10,308,374	(178,999)
Euro STOXX 50 Index Futures	100	March 2023	4,051,651	(23,694)
Euro-BTP Futures	139	March 2023	16,206,477	(1,285,492)
Euro-Bund Futures	39	March 2023	5,549,499	(345,720)
Euro-OAT Futures	72	March 2023	9,811,312	(678,352)

24

AB Variable Products Series Fund

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts (continued)
FTSE 100 Index Futures	16	March 2023	$1,444,163	$29,805
Hang Seng Futures	8	January 2023	1,020,569	7,442
Japan 10 Yr Bond (OSE) Futures	31	March 2023	34,358,885	(597,763)
Long Gilt Futures	159	March 2023	19,203,084	(745,925)
MSCI EAFE Futures	6	March 2023	584,820	(4,711)
MSCI Emerging Markets Futures	566	March 2023	27,151,020	(452,959)
Nikkei 225 (CME) Futures	22	March 2023	2,834,700	(224,320)
S&P 500 E-Mini Futures	1	March 2023	193,050	(6,835)
S&P Mid 400 E-Mini Futures	5	March 2023	1,221,300	(35,889)
S&P/TSX 60 Index Futures	66	March 2023	11,405,229	(406,832)
TOPIX Index Futures	6	March 2023	864,752	(22,206)
U.S. T-Note 5 Yr (CBT) Futures	284	March 2023	30,652,031	(9,346)
U.S. T-Note 10 Yr (CBT) Futures	805	March 2023	90,398,984	(242,531)
U.S. Ultra Bond (CBT) Futures	79	March 2023	10,610,688	22,739

Sold Contracts
Euro STOXX 50 Index Futures	218	March 2023	8,832,600	400,042
FTSE 100 Index Futures	62	March 2023	5,596,133	23,194
MSCI Singapore IX ETS Futures	78	January 2023	1,692,019	15,866
Nikkei 225 (CME) Futures	62	March 2023	7,988,700	560,813
OMXS 30 Index Futures	49	January 2023	958,883	56,088
S&P 500 E-Mini Futures	194	March 2023	37,451,700	938,521
SPI 200 Futures	38	March 2023	4,522,479	113,766

				$(3,169,894)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	GBP	19,204	USD	22,827	01/18/2023	$(398,339)
Bank of America, NA	USD	825	AUD	1,214	01/19/2023	2,414
Bank of America, NA	EUR	9,409	USD	9,907	02/27/2023	(202,352)
BNP Paribas SA	CHF	2,246	USD	2,407	03/01/2023	(36,969)
Citibank, NA	CHF	7,597	USD	8,154	03/01/2023	(112,685)
Deutsche Bank AG	USD	2,226	CAD	3,010	01/19/2023	(2,294)
Deutsche Bank AG	SEK	37,573	USD	3,551	02/03/2023	(55,460)
Goldman Sachs Bank USA	AUD	3,319	USD	2,223	01/19/2023	(37,932)
Goldman Sachs Bank USA	USD	4,676	AUD	7,198	01/19/2023	227,741
HSBC Bank USA	AUD	15,661	USD	9,883	01/19/2023	(785,853)
HSBC Bank USA	CAD	11,235	USD	8,237	01/19/2023	(61,386)
HSBC Bank USA	JPY	3,733,900	USD	27,039	02/09/2023	(1,543,307)
HSBC Bank USA	EUR	36,560	USD	38,591	02/27/2023	(687,875)
JPMorgan Chase Bank, NA	USD	1,649	CAD	2,246	01/19/2023	10,443
JPMorgan Chase Bank, NA	USD	827	JPY	112,241	02/09/2023	32,071
Morgan Stanley Capital Services, Inc.	USD	1,607	AUD	2,381	01/19/2023	15,488
Morgan Stanley Capital Services, Inc.	USD	1,606	CAD	2,167	01/19/2023	(5,244)
Morgan Stanley Capital Services, Inc.	USD	2,422	JPY	321,155	02/09/2023	36,119
Morgan Stanley Capital Services, Inc.	CNH	16,765	USD	2,417	02/16/2023	(13,839)

25

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	USD	5,795	EUR	5,468	02/27/2023	$79,023
State Street Bank & Trust Co.	NOK	3,521	USD	354	02/03/2023	(5,481)
UBS AG	USD	1,650	GBP	1,341	01/18/2023	(27,648)
UBS AG	USD	2,318	EUR	2,191	02/27/2023	35,869

						$(3,537,496)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Euro STOXX 50 Index(g)	Morgan Stanley & Co., Inc.	553	EUR	3,525.00	January 2023	EUR	19,493	$128,007	$(53,868)
FTSE 100 Index(g)	Morgan Stanley & Co., Inc.	84	GBP	6,800.00	January 2023	GBP	5,712	20,833	(5,840)
Nikkei 225 Index(h)	Morgan Stanley & Co., Inc.	78	JPY	26,000.00	January 2023	JPY	2,028,000	70,462	(205,044)
S&P 500 Index(i)	Morgan Stanley & Co., Inc.	271	USD	3,640.00	January 2023	USD	98,644	573,963	(453,925)

								$793,265	$(718,677)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2022, the aggregate market value of these securities amounted to $2,181,610 or 0.3% of net assets.

(d)	Affiliated investments.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	One contract relates to 10 shares.

(h)	One contract relates to 1000 shares.

(i)	One contract relates to 100 shares.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNH—Chinese Yuan Renminbi (Offshore)

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

BTP—Buoni del Tesoro Poliennali

CBT—Chicago Board of Trade

CME—Chicago Mercantile Exchange

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

26

AB Variable Products Series Fund

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

REG—Registered Shares

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

27

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2022	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $566,827,467)	$501,197,445	(a)
Affiliated issuers (cost $244,334,885—including investment of cash collateral for securities loaned of $63,804)	244,334,885
Cash	2,034
Cash collateral due from broker	45,229,113
Foreign currencies, at value (cost $13,273,160)	13,071,898
Affiliated dividends receivable	838,892
Unaffiliated dividends and interest receivable	598,666
Unrealized appreciation on forward currency exchange contracts	439,168
Receivable for capital stock sold	89,409

Total assets	805,801,510

LIABILITIES
Options written, at value (premiums received $793,265)	718,677
Unrealized depreciation on forward currency exchange contracts	3,976,664
Payable for variation margin on futures	701,826
Advisory fee payable	300,843
Distribution fee payable	173,163
Payable for capital stock redeemed	162,407
Payable for collateral received on securities loaned	63,804
Administrative fee payable	24,067
Transfer Agent fee payable	150
Accrued expenses	278,275

Total liabilities	6,399,876

NET ASSETS	$799,401,634

COMPOSITION OF NET ASSETS
Capital stock, at par	$78,400
Additional paid-in capital	903,297,731
Accumulated loss	(103,974,497)

NET ASSETS	$799,401,634

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$11,331	1,100	$10.30

B	$799,390,303	78,398,629	$10.20

(a)	Includes securities on loan with a value of $9,147,976 (see Note E).

See notes to financial statements.

28

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2022	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $453,395)	$10,567,755
Affiliated issuers	4,289,601
Interest	160,246
Securities lending income	24,287

15,041,889

EXPENSES
Advisory fee (see Note B)	4,200,975
Distribution fee—Class B	2,250,512
Transfer agency—Class B	2,193
Custody and accounting	309,681
Administrative	92,141
Audit and tax	85,465
Legal	71,320
Directors’ fees	29,074
Printing	27,834
Miscellaneous	63,410

Total expenses	7,132,605
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(350,908)

Net expenses	6,781,697

Net investment income	8,260,192

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(1,575,139)
Forward currency exchange contracts	13,616,826
Futures	(56,180,760)
Written options	3,430,685
Swaps	(15,806)
Foreign currency transactions	2,851,925
Net change in unrealized appreciation (depreciation) of:
Investments	(106,468,741)
Forward currency exchange contracts	(5,220,091)
Futures	(2,931,597)
Written options	(1,328,811)
Swaps	53,550
Foreign currency denominated assets and liabilities	(86,877)

Net loss on investment and foreign currency transactions	(153,854,836)

Contributions from Affiliates (see Note B)	242,720

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(145,351,924)

See notes to financial statements.

29

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$8,260,192	$517,926
Net realized gain (loss) on investment transactions and foreign currency transactions	(37,872,269)	26,020,040
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(115,982,567)	29,986,430
Contributions from Affiliates (see Note B)	242,720	1,736

Net increase (decrease) in net assets from operations	(145,351,924)	56,526,132
Distributions to Shareholders
Class A	(400)	–0	–
Class B	(27,864,579)	–0	–
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(93,224,440)	919,608,907

Total increase (decrease)	(266,441,343)	976,135,039
NET ASSETS
Beginning of period	1,065,842,977	89,707,938

End of period	$799,401,634	$1,065,842,977

See notes to financial statements.

30

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2022	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Risk Allocation—Moderate Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 10 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. At December 31, 2022 the Adviser was the sole shareholder of Class A shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Portfolio’s Board of Directors (the “Board”). Pursuant to these procedures, the Adviser serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

31

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

32

AB Variable Products Series Fund

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2022:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$88,637,862		$11,423,906		$–0	–	$100,061,768
Health Care	54,742,184		19,753,918		–0	–	74,496,102
Financials	40,653,708		26,900,175		–0	–	67,553,883
Industrials	30,072,664		21,896,104		–0	–	51,968,768
Consumer Discretionary	33,702,786		16,316,695		–0	–	50,019,481
Consumer Staples	24,893,497		15,425,447		–0	–	40,318,944
Communication Services	25,238,979		6,462,763		–0	–	31,701,742
Energy	17,988,750		7,303,786		–0	–	25,292,536
Materials	9,404,073		11,614,720		–0	–	21,018,793
Utilities	10,954,177		5,103,939		–0	–	16,058,116
Real Estate	9,387,537		3,779,108		–0	–	13,166,645
Inflation-Linked Securities	–0	–	6,461,004		–0	–	6,461,004
Options Purchased—Puts	–0	–	3,079,663		–0	–	3,079,663
Short-Term Investments	244,271,081		–0	–	–0	–	244,271,081
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	63,804		–0	–	–0	–	63,804

Total Investments in Securities	590,011,102		155,521,228		–0	–	745,532,330
Other Financial Instruments(a):
Assets:
Futures	2,168,276		–0	–	–0	–	2,168,276	(b)
Forward Currency Exchange Contracts	–0	–	439,168		–0	–	439,168
Liabilities:
Futures	(5,338,170)		–0	–	–0	–	(5,338,170	)(b)
Forward Currency Exchange Contracts	–0	–	(3,976,664)		–0	–	(3,976,664)
Put Options Written	–0	–	(718,677)		–0	–	(718,677)

Total	$586,841,208		$151,265,055		$–0	–	$738,106,263

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)	Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

33

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Portfolio are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $100 million, .45% of the excess over $100 million up to $1 billion and .40% of the excess over $1 billion of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Prior to January 1, 2020, the Portfolio paid the Adviser an advisory fee at an annual rate of .60% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses, to the extent necessary to limit total operating expenses (excluding interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs), inclusive of the Portfolio’s proportionate share of fees and expenses of registered investment companies or series thereof in which the Portfolio invests (“Acquired Fund Expenses”) on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B, respectively. The Expense Caps may not be terminated by the Adviser before May 1, 2023. For the year ended December 31, 2022, there were no such operating expenses waived by the Adviser. For the year ended December 31, 2022, such waiver for Acquired Fund Expenses for both affiliated and unaffiliated underlying portfolios amounted to $350,446 and $0, respectively.

34

AB Variable Products Series Fund

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2022 is as follows:

Portfolio	Market Value 12/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/22 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$443,533	$182,347	$381,609	$244,271	$4,290
AB Government Money Market Portfolio*	3,248	21,144	24,328	64	2

Total				$244,335	$4,292

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended December 31, 2022 and the year ended December 31, 2021, the Adviser reimbursed the Portfolio $242,720 and $1,736, respectively, for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2022, the reimbursement for such services amounted to $92,141.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,773 for the year ended December 31, 2022.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to ..50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$19,484,133		$9,896,876
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$811,294,966

Gross unrealized appreciation	$41,188,521
Gross unrealized depreciation	(107,965,803)

Net unrealized depreciation	$(66,777,282)

35

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2022, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2022, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under

36

AB Variable Products Series Fund

“Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of the written option by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2022, the Portfolio held purchased options for hedging and non-hedging purposes.

During the year ended December 31, 2022, the Portfolio held written options for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps,

37

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Variance Swaps:

The Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended December 31, 2022, the Portfolio held variance swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2022, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$22,739	*	Receivable/Payable for variation margin on futures	$4,160,724	*

38

AB Variable Products Series Fund

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$2,145,537	*	Receivable/Payable for variation margin on futures	$1,177,446	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	439,168		Unrealized depreciation on forward currency exchange contracts	3,976,664

Equity contracts	Investments in securities, at value	3,079,663
Equity contracts				Options written, at value	718,677

Total		$5,687,107			$10,033,511

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(43,945,405)	$(2,841,911)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(12,235,355)	(89,686)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	13,616,826	(5,220,091)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	428,649	3,450,696

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation (depreciation) of options written	3,430,685	(1,328,811)
Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(15,806)	53,550

Total		$(38,720,406)	$(5,976,253)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2022:

Futures:
Average notional amount of buy contracts	$412,495,957
Average notional amount of sale contracts	$44,322,584
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$50,240,969
Average principal amount of sale contracts	$167,713,639

39

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Purchased Options:
Average notional amount	$169,857,579
Written Options:
Average notional amount	$184,888,844
Variance Swaps:
Average notional amount	$342,500	(a)

(a)	Positions were open for three months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$2,414	$(2,414)		$–0	–	$–0	–	$–0	–
Goldman Sachs Bank USA	227,741	(37,932)		–0	–	–0	–	189,809
JPMorgan Chase Bank, NA	42,514	–0	–	–0	–	–0	–	42,514
Morgan Stanley Capital Services, Inc.	130,630	(19,083)		–0	–	–0	–	111,547
UBS AG	35,869	(27,648)		–0	–	–0	–	8,221

Total	$439,168	$(87,077)		$–0	–	$–0	–	$352,091	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Bank of America, NA	$600,691	$(2,414)		$–0	–	$–0	–	$598,277
BNP Paribas SA	36,969	–0	–	–0	–	–0	–	36,969
Citibank, NA	112,685	–0	–	–0	–	–0	–	112,685
Deutsche Bank AG	57,754	–0	–	–0	–	–0	–	57,754
Goldman Sachs Bank USA	37,932	(37,932)		–0	–	–0	–	–0	–
HSBC Bank USA	3,078,421	–0	–	–0	–	–0	–	3,078,421
Morgan Stanley Capital Services, Inc.	19,083	(19,083)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	5,481	–0	–	–0	–	–0	–	5,481
UBS AG	27,648	(27,648)		–0	–	–0	–	–0	–

Total	$3,976,664	$(87,077)		$–0	–	$–0	–	$3,889,587	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

40

AB Variable Products Series Fund

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2022 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	AB Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$9,147,976	$63,804	$9,581,365	$22,509	$1,778	$462

*	As of December 31, 2022.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2022	Year Ended December 31, 2021		Year Ended December 31, 2022	Year Ended December 31, 2021
Class B
Shares sold	1,710,854	86,522,189		$18,775,444	$1,011,606,507
Shares issued on reinvestment of dividends and distributions	2,584,840	–0	–	27,864,579	–0	–
Shares redeemed	(12,899,724)	(7,720,431)		(139,864,463)	(91,997,600)

Net increase (decrease)	(8,604,030)	78,801,758		$(93,224,440)	$919,608,907

41

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

There were no transactions in capital shares for Class A for the year ended December 31, 2022 and the year ended December 31, 2021.

At December 31, 2022, a shareholder of the Portfolio owned 97% of the Portfolio’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

High Yield Securities Risk—Investments in fixed-income securities with ratings below investment grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, Contractholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of the investment companies in which the Portfolio invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of

42

AB Variable Products Series Fund

derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

LIBOR Transition and Associated Risk—A Portfolio may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

43

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2022.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$5,569,110	$–0	–
Net long-term capital gains	22,295,869	–0	–

Total taxable distributions paid	$27,864,979	$–0	–

As of December 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$17,046,420
Accumulated capital and other losses	(54,182,072	)(a)
Unrealized appreciation (depreciation)	(66,838,845	)(b)

Total accumulated earnings (deficit)	$(103,974,497)

(a)	As of December 31, 2022, the Portfolio had a net capital loss carryforward of $53,988,910. As of December 31, 2022, the cumulative deferred loss on straddles was $193,162.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2022, the Portfolio had a net short-term capital loss carryforward of $20,444,327 and a net long-term capital loss carryforward of $33,544,583, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser and a prior year true-up resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

44

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.36	$11.02	$11.27	$9.79	$10.83

Income From Investment Operations
Net investment income (loss)(a)(b)	.13	(.01)	.03	.11	.09
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(1.83)	1.35	.23	1.61	(.55)
Contributions from Affiliates	.00	(c)	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(1.70)	1.34	.26	1.72	(.46)

Less: Dividends and Distributions
Dividends from net investment income	(.08)	–0	–	(.17)	(.24)	–0	–
Distributions from net realized gain on investment transactions	(.28)	–0	–	(.34)	–0	–	(.58)

Total dividends and distributions	(.36)	–0	–	(.51)	(.24)	(.58)

Net asset value, end of period	$10.30	$12.36	$11.02	$11.27	$9.79

Total Return
Total investment return based on net asset value(d)	(13.88)%	12.16%	2.72%	17.61%	(4.62)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$14	$12	$12	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)‡	.49%	.68%	.69%	.68%	.67%
Expenses, before waivers/reimbursements(e)(f)‡	.52%	.72%	.95%	.95%	.92%
Net investment income (loss)(b)	1.19%	(.09)%	.27%	1.05%	.88%
Portfolio turnover rate	2%	18%	31%	29%	67%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.03%	.06%	.07%	.08%

See footnote summary on page 47.

45

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.25	$10.94	$11.19	$9.72	$10.78

Income From Investment Operations
Net investment income(a)(b)	.10	.01	.00	(c)	.08	.07
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(1.80)	1.30	.23	1.60	(.55)
Contributions from Affiliates	.00	(c)	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(1.70)	1.31	.23	1.68	(.48)

Less: Dividends and Distributions
Dividends from net investment income	(.07)	–0	–	(.14)	(.21)	–0	–
Distributions from net realized gain on investment transactions	(.28)	–0	–	(.34)	–0	–	(.58)

Total dividends and distributions	(.35)	–0	–	(.48)	(.21)	(.58)

Net asset value, end of period	$10.20	$12.25	$10.94	$11.19	$9.72

Total Return
Total investment return based on net asset value(d)	(14.07)%	11.97%	2.45%	17.32%	(4.84)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$799,391	$1,065,829	$89,696	$95,350	$89,127
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)‡	.75%	.75%	.94%	.94%	.92%
Expenses, before waivers/reimbursements(e)(f)‡	.79%	.78%	1.20%	1.20%	1.16%
Net investment income(b)	.92%	.09%	.01%	.78%	.64%
Portfolio turnover rate	2%	18%	31%	29%	67%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.03%	.06%	.07%	.08%

See footnote summary on page 47.

46

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018, such waiver amounted to .04%, .03%, .06%, .07% and .08%, respectively.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended December 31,
	2022	2021	2020	2019	2018
Class A
Net of waivers/reimbursements	.49%	.68%	.69%	.68%	.67%
Before waivers/reimbursements	.52%	.72%	.95%	.94%	.92%
Class B
Net of waivers/reimbursements	.75%	.75%	.94%	.93%	.92%
Before waivers/reimbursements	.79%	.78%	1.20%	1.19%	1.16%

See notes to financial statements.

47

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Global Risk Allocation—Moderate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Global Risk Allocation - Moderate Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2023

48

2022 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2022. For corporate shareholders, 46.93% of dividends paid qualify for the dividends received deduction. The Portfolio designates $22,295,869 of dividends paid as long-term capital gain dividends.

49

GLOBAL RISK ALLOCATION—

MODERATE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS
Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP One Manhattan West New York, NY 10001

PRINCIPAL UNDERWRITER AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by the Adviser’s Quantitative Investment Team. Messrs. Loewy and Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

50

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	73	None

DISINTERESTED DIRECTORS

Garry L. Moody## Chairman of the Board 70 (2015)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2011–February 2023.	73	None

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

51

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey,## 79 (2015)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

Nancy P. Jacklin,## 74 (2015)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

52

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016, and serves as Chair of the Audit Committees of such funds since February 2023.	73	None

Marshall C. Turner, Jr.## 81 (2015)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	73	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

53

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Daniel J. Loewy 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Leon Zhu 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Nancy E. Hay 50	Secretary	Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 48	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

54

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

55

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Risk Allocation—Moderate Portfolio (the “Fund”) at a meeting held in-person on August 2-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts

56

AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2020. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2021 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s recent profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

57

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

58

VPS-GRA-0151-1222

DEC    12.31.22

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	SUSTAINABLE GLOBAL THEMATIC PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2023

The following is an update of AB Variable Products Series Fund—Sustainable Global Thematic Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2022. Prior to May 1, 2022, the Portfolio was named Global Thematic Growth Portfolio.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio pursues opportunistic growth by investing in a global universe of companies whose business activities the Adviser believes position the company to benefit from certain sustainable investment themes that align with one or more of the United Nations Sustainable Development Goals (“SDGs”). These themes principally include the advancement of climate, health and empowerment. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of issuers located throughout the world that satisfy the Portfolio’s sustainable thematic criteria. An issuer that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets such criteria, although many of the issuers in which the Portfolio invests will derive a much greater portion of their revenues from such activities.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, securities of companies worldwide that fit into sustainable investment themes. First, the Adviser identifies through its “top-down” process the sustainable investment themes. In addition to this “top-down” thematic approach, the Adviser then uses a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation, and quality of company management and on evaluating a company’s risks, including those related to environmental, social and corporate governance (“ESG”) factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply-chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes focusing on individual companies with favorable ESG attributes over the use of broad-based negative screens (e.g., disqualifying business activities) in assessing a company’s exposure to ESG factors, the Portfolio will not invest in companies that derive revenue from direct involvement in alcohol, coal, gambling, pornography, prisons, tobacco or weapons.

The Adviser considers a large universe of companies worldwide for investment. The Portfolio typically invests primarily in mid- to large-capitalization companies and invests, to a lesser degree, in small-capitalization companies.

The Portfolio invests in securities issued by US and non-US companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed- and emerging-market countries. Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Portfolio’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities.

Currency exposures can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser may seek to hedge the currency exposure resulting from a securities position when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio, from time to time, invests in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. Decisions regarding portfolio investments and whether or not to hedge foreign currency exposures are evaluated separately by the Adviser. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the one-, five- and 10-year periods ended December 31, 2022.

All share classes of the Portfolio underperformed the benchmark for the annual period. Security selection drove underperformance, relative to the benchmark. Selection within the health care and financials sectors detracted the most, while selection within technology and consumer staples contributed. Sector allocation was positive. Underweights to communication services and consumer discretionary helped offset losses from an underweight to energy and an overweight to technology. Country selection (a result of bottom-up security analysis driven by fundamental research) was positive; losses from an underweight to Australia detracted most

1

AB Variable Products Series Fund

but were offset by an overweight to Denmark, which contributed. From a theme perspective, Health detracted most, followed by Empowerment and Climate.

The Climate theme consists of companies that improve overall resource efficiency and provide environmentally positive solutions in fields such as energy production, manufacturing, construction, transportation, agriculture and sanitation. The Health theme consists of companies that develop innovative health treatments and therapies, broaden access to high-quality and affordable care, ensure a steady supply of nutritious food and clean water, and promote overall physical and emotional well-being. The Empowerment theme consists of companies that provide the physical, financial and technological infrastructure and services that allow more people to gain control of their lives by enabling sustainable economic development, employment growth, poverty eradication, knowledge sharing and social inclusion.

The Portfolio used derivatives in the form of currency forwards for hedging purposes, which had no material impact on absolute returns for the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the annual period ended December 31, 2022. In response to persistently high inflation, central banks—led by the US Federal Reserve (the “Fed”)—took a hawkish pivot, which raised concerns that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back after the Fed announced its first interest-rate hike in March 2022, which was followed by six additional rate raises, including four consecutive 0.75% increases. Equity markets rebounded briefly at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes. Optimism faded and equity markets gave back gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its higher-for-longer conviction. Both value- and growth-oriented stocks declined for the year. Value stocks significantly outperformed growth stocks, as growth stocks have been pressured more by rising interest rates throughout most of the year. Large-cap stocks narrowly outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Portfolio’s exposures remain focused on secular growth themes, particularly those related to providing solutions to some of the world’s largest and most persistent sustainability challenges. This has helped the Portfolio’s Senior Investment Management Team (the “Team”) to identify financially strong companies that the Team believes are less dependent on overall macroeconomic strength for success, leading to more resilient earnings growth. The Team also believes higher quality attributes like lower leverage, durable earnings growth and profitability are more likely to hold up well during challenging economic periods. The Portfolio is positioned particularly well in this regard.

2

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Sector Risk: The Portfolio may have more risk than a more diversified portfolio because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Portfolio may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Portfolio’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Portfolio’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”), than would be the case if the Portfolio were invested in a larger number of companies.

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain Portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2022 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Sustainable Global Thematic Portfolio Class A	-26.98%	7.99%	10.27%

Sustainable Global Thematic Portfolio Class B	-27.17%	7.72%	9.99%

MSCI ACWI (net)	-18.36%	5.23%	7.98%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.93% and 1.18% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Portfolio’s total annual operating expense ratios to 0.88% and 1.13% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2012 TO 12/31/2022 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Sustainable Global Thematic Portfolio Class A shares (from 12/31/2012 to 12/31/2022) as compared with the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

5

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,038.00	$4.78	0.93%	$4.83	0.94%
Hypothetical**	$1,000	$1,020.52	$4.74	0.93%	$4.79	0.94%

Class B
Actual	$1,000	$1,036.70	$6.06	1.18%	$6.11	1.19%
Hypothetical**	$1,000	$1,019.26	$6.01	1.18%	$6.06	1.19%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2022 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Deere & Co.	$4,944,461	3.2%
Flex Ltd.	4,547,889	3.0
Waste Management, Inc.	4,371,461	2.9
Danaher Corp.	4,068,889	2.7
NextEra Energy, Inc.	3,755,479	2.5
MSCI, Inc.	3,719,964	2.4
Microsoft Corp.	3,597,060	2.4
Visa, Inc.—Class A	3,470,215	2.3
Becton Dickinson and Co.	3,456,954	2.3
Aflac, Inc.	3,399,525	2.2

	$39,331,897	25.9%

SECTOR BREAKDOWN2

December 31, 2022 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$45,554,264	30.0%
Health Care	26,815,081	17.6
Financials	25,312,550	16.7
Industrials	23,415,243	15.4
Consumer Staples	8,348,362	5.5
Utilities	8,064,584	5.3
Materials	4,529,062	3.0
Consumer Discretionary	4,354,255	2.9
Short-Term Investments	5,497,349	3.6

Total Investments	$151,890,750	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
COUNTRY BREAKDOWN[1]

December 31, 2022 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$86,343,784	56.8%
United Kingdom	9,287,759	6.1
India	7,711,307	5.1
Germany	6,190,490	4.1
Switzerland	5,285,881	3.5
Netherlands	4,685,017	3.1
Denmark	4,651,938	3.1
Japan	3,977,719	2.6
Taiwan	3,578,750	2.4
Austria	3,381,829	2.2
Hong Kong	2,769,680	1.8
France	2,578,055	1.7
Norway	2,289,392	1.5
Other	3,661,800	2.4
Short-Term Investments	5,497,349	3.6

Total Investments	$151,890,750	100.0%

1	The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.4% or less in the following: China and Ireland.

8

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2022	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.6%

INFORMATION TECHNOLOGY–29.8%
COMMUNICATIONS EQUIPMENT–3.4%
Calix, Inc.(a)	38,575	$2,639,687
Lumentum Holdings, Inc.(a)	49,045	2,558,678

		5,198,365

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–5.4%
Flex Ltd.(a)	211,924	4,547,889
Keyence Corp.	3,900	1,514,153
Keysight Technologies, Inc.(a)	12,909	2,208,343

		8,270,385

IT SERVICES–4.3%
Accenture PLC–Class A	11,896	3,174,329
Visa, Inc.–Class A	16,703	3,470,215

		6,644,544

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–8.7%
ASML Holding NV	4,631	2,525,060
Infineon Technologies AG	82,432	2,505,264
MediaTek, Inc.	75,000	1,516,419
NXP Semiconductors NV	16,494	2,606,547
ON Semiconductor Corp.(a)	33,619	2,096,817
Taiwan Semiconductor Manufacturing Co., Ltd.	142,000	2,062,331

		13,312,438

SOFTWARE–6.8%
Adobe, Inc.(a)	6,682	2,248,694
Dassault Systemes SE	71,693	2,578,055
Intuit, Inc.	4,882	1,900,172
Microsoft Corp.	14,999	3,597,060

		10,323,981

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.2%
Dell Technologies, Inc.–Class C	44,867	1,804,551

		45,554,264

HEALTH CARE–17.5%
BIOTECHNOLOGY–1.3%
Abcam PLC (Sponsored ADR)(a)	124,004	1,929,502

HEALTH CARE EQUIPMENT & SUPPLIES–5.6%
Alcon, Inc.	31,751	2,178,721
Becton Dickinson and Co.	13,594	3,456,954
STERIS PLC	16,241	2,999,550

		8,635,225

Company	Shares	U.S. $ Value

HEALTH CARE PROVIDERS & SERVICES–1.6%
Apollo Hospitals Enterprise Ltd.	45,306	$2,447,377

LIFE SCIENCES TOOLS & SERVICES–9.0%
Bio-Rad Laboratories, Inc.–Class A(a)	5,368	2,257,190
Bruker Corp.	32,467	2,219,119
Danaher Corp.	15,330	4,068,889
Gerresheimer AG	15,676	1,048,652
ICON PLC(a)	10,894	2,116,159
West Pharmaceutical Services, Inc.	8,893	2,092,968
		13,802,977

		26,815,081

FINANCIALS–16.5%
BANKS–5.3%
Erste Group Bank AG	105,698	3,381,829
HDFC Bank Ltd.	164,934	3,238,617
SVB Financial Group(a)	6,427	1,479,110

		8,099,556

CAPITAL MARKETS–7.2%
Deutsche Boerse AG	15,312	2,636,574
London Stock Exchange Group PLC	18,390	1,580,091
MSCI, Inc.	7,997	3,719,964
Partners Group Holding AG	3,509	3,107,160

		11,043,789

INSURANCE–4.0%
Aflac, Inc.	47,255	3,399,525
AIA GROUP LTD.	250,800	2,769,680
		6,169,205

		25,312,550

INDUSTRIALS–15.3%
AEROSPACE & DEFENSE–1.5%
Hexcel Corp.	39,659	2,333,932

COMMERCIAL SERVICES & SUPPLIES–6.5%
Tetra Tech, Inc.	21,986	3,192,147
TOMRA Systems ASA	135,738	2,289,392
Waste Management, Inc.	27,865	4,371,461

		9,853,000

MACHINERY–6.1%
Deere & Co.	11,532	4,944,461
SMC Corp.	5,900	2,463,565
Xylem, Inc./NY	17,609	1,947,027

		9,355,053

PROFESSIONAL SERVICES–1.2%
Experian PLC	55,310	1,873,258

		23,415,243

9

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER STAPLES–5.4%
HOUSEHOLD PRODUCTS–1.6%
Procter & Gamble Co. (The)	15,955	$2,418,140

PERSONAL PRODUCTS–3.8%
Dabur India Ltd.	298,907	2,025,313
Haleon PLC(a)	395,234	1,563,789
Unilever PLC (London)	46,370	2,341,120

		5,930,222

		8,348,362

UTILITIES–5.3%
ELECTRIC UTILITIES–4.0%
NextEra Energy, Inc.	44,922	3,755,479
Orsted AS(b)	25,251	2,282,833

		6,038,312

WATER UTILITIES–1.3%
American Water Works Co., Inc.	13,294	2,026,272

		8,064,584

MATERIALS–3.0%
CHEMICALS–3.0%
Chr Hansen Holding A/S	32,935	2,369,106
Koninklijke DSM NV	17,590	2,159,956

		4,529,062

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–2.8%
AUTO COMPONENTS–1.0%
Aptiv PLC(a)	16,475	$1,534,317

AUTOMOBILES–1.0%
BYD Co., Ltd.–Class H	63,000	1,545,640

HOUSEHOLD DURABLES–0.8%
TopBuild Corp.(a)	8,143	1,274,298

		4,354,255

Total Common Stocks (cost $127,678,558)		146,393,401

SHORT-TERM INVESTMENTS–3.6%
INVESTMENT COMPANIES–3.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.12%(c)(d)(e) (cost $5,497,349)	5,497,349	5,497,349

TOTAL INVESTMENTS–99.2% (cost $133,175,907)		151,890,750
Other assets less liabilities–0.8%		1,166,960

NET ASSETS–100.0%		$153,057,710

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	USD	1,692	KRW	2,418,517	01/30/2023	$229,179
Bank of America, NA	NOK	12,593	USD	1,266	02/03/2023	(20,870)
Bank of America, NA	USD	1,132	SEK	11,865	02/03/2023	6,808
Bank of America, NA	USD	617	JPY	83,181	02/09/2023	19,868
Bank of America, NA	CHF	1,525	USD	1,646	03/01/2023	(13,108)
Bank of America, NA	USD	278	TWD	8,419	03/16/2023	(1,969)
Barclays Bank PLC	CNH	2,386	USD	331	02/16/2023	(15,289)
Barclays Bank PLC	INR	26,276	USD	316	03/16/2023	342
Citibank, NA	USD	2,643	AUD	4,165	01/19/2023	194,807
Citibank, NA	USD	4,284	CAD	5,847	01/19/2023	34,161
Citibank, NA	USD	3,789	JPY	523,446	02/09/2023	217,647
Citibank, NA	USD	692	CNH	4,835	02/16/2023	9,357
Citibank, NA	EUR	610	USD	653	02/27/2023	(1,899)
Citibank, NA	INR	376,828	USD	4,533	03/16/2023	(888)
Deutsche Bank AG	CNH	1,734	USD	241	02/16/2023	(10,194)
Morgan Stanley Capital Services, Inc.	BRL	7,702	USD	1,470	01/04/2023	10,995
Morgan Stanley Capital Services, Inc.	USD	710	BRL	3,851	01/04/2023	19,476
Morgan Stanley Capital Services, Inc.	USD	738	BRL	3,851	01/04/2023	(8,674)
Morgan Stanley Capital Services, Inc.	HKD	9,037	USD	1,153	01/12/2023	(4,846)

10

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	GBP	934	USD	1,123	01/18/2023	$(6,166)
Morgan Stanley Capital Services, Inc.	USD	728	BRL	3,851	02/02/2023	(2,292)
Morgan Stanley Capital Services, Inc.	CNH	8,391	USD	1,196	02/16/2023	(20,787)
Morgan Stanley Capital Services, Inc.	USD	375	CNH	2,586	02/16/2023	(463)
Morgan Stanley Capital Services, Inc.	USD	1,089	EUR	1,018	02/27/2023	5,171
Natwest Markets PLC	GBP	759	USD	927	01/18/2023	8,634
Natwest Markets PLC	USD	4,672	CNH	33,426	02/16/2023	173,873
Standard Chartered Bank	USD	520	ZAR	9,091	02/16/2023	13,518
Standard Chartered Bank	INR	36,876	USD	443	03/16/2023	(684)
Standard Chartered Bank	TWD	46,611	USD	1,551	03/16/2023	23,125
State Street Bank & Trust Co.	HKD	3,140	USD	401	01/12/2023	(1,370)
State Street Bank & Trust Co.	USD	283	HKD	2,217	01/12/2023	1,454
State Street Bank & Trust Co.	GBP	955	USD	1,152	01/18/2023	(2,558)
State Street Bank & Trust Co.	USD	343	CAD	468	01/19/2023	2,661
State Street Bank & Trust Co.	NOK	3,671	USD	374	02/03/2023	(1,586)
State Street Bank & Trust Co.	USD	398	NOK	3,907	02/03/2023	1,123
State Street Bank & Trust Co.	JPY	123,833	USD	933	02/09/2023	(14,934)
State Street Bank & Trust Co.	USD	798	JPY	104,823	02/09/2023	4,774
State Street Bank & Trust Co.	USD	1,564	EUR	1,473	02/27/2023	18,355
State Street Bank & Trust Co.	USD	333	CHF	309	03/01/2023	3,373
UBS AG	EUR	8,929	USD	9,426	02/27/2023	(167,345)

						$702,779

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2022, the market value of this security amounted to $2,282,833 or 1.5% of net assets.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

11

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNH—Chinese Yuan Renminbi (Offshore)

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

12

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2022	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $127,678,558)	$146,393,401
Affiliated issuers (cost $5,497,349)	5,497,349
Cash	16
Foreign currencies, at value (cost $1,131,165)	1,135,940
Unrealized appreciation on forward currency exchange contracts	998,701
Unaffiliated dividends receivable	204,792
Receivable for investment securities sold	40,389
Receivable for capital stock sold	19,309
Affiliated dividends receivable	14,316

Total assets	154,304,213

LIABILITIES
Payable for investment securities purchased	342,141
Unrealized depreciation on forward currency exchange contracts	295,922
Foreign capital gains tax payable	215,571
Payable for capital stock redeemed	106,482
Advisory fee payable	93,204
Administrative fee payable	24,126
Distribution fee payable	22,054
Transfer Agent fee payable	150
Accrued expenses	146,853

Total liabilities	1,246,503

NET ASSETS	$153,057,710

COMPOSITION OF NET ASSETS
Capital stock, at par	$5,244
Additional paid-in capital	125,116,470
Distributable earnings	27,935,996

NET ASSETS	$153,057,710

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$52,543,325	1,727,344	$30.42

B	$100,514,385	3,516,211	$28.59

See notes to financial statements.

13

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2022	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $179,028)	$1,727,052
Affiliated issuers	110,632
Securities lending income	4,601

1,842,285

EXPENSES
Advisory fee (see Note B)	1,255,015
Distribution fee—Class B	278,659
Transfer agency—Class A	1,842
Transfer agency—Class B	3,674
Administrative	91,480
Custody and accounting	72,890
Audit and tax	64,955
Legal	64,878
Directors’ fees	19,619
Printing	10,658
Miscellaneous	15,968

Total expenses	1,879,638
Less: expenses waived and reimbursed by the Adviser (see Note B)	(89,822)

Net expenses	1,789,816

Net investment income	52,469

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions(a)	9,448,327
Forward currency exchange contracts	50,351
Foreign currency transactions	(249,154)
Net change in unrealized appreciation (depreciation) of:
Investments(b)	(68,899,094)
Forward currency exchange contracts	487,656
Foreign currency denominated assets and liabilities	(5,204)

Net loss on investment and foreign currency transactions	(59,167,118)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(59,114,649)

(a)	Net of foreign realized capital gains taxes of $147,256.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $146,087.

See notes to financial statements.

14

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$52,469	$(792,836)
Net realized gain on investment and foreign currency transactions	9,249,524	18,109,516
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(68,416,642)	24,070,256

Net increase (decrease) in net assets from operations	(59,114,649)	41,386,936
Distributions to Shareholders
Class A	(5,619,793)	(7,534,996)
Class B	(11,762,309)	(17,177,009)
CAPITAL STOCK TRANSACTIONS
Net increase	9,023,323	18,478,020

Total increase (decrease)	(67,473,428)	35,152,951
NET ASSETS
Beginning of period	220,531,138	185,378,187

End of period	$153,057,710	$220,531,138

See notes to financial statements.

15

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2022	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Sustainable Global Thematic Portfolio (the “Portfolio”) (formerly known as AB Global Thematic Growth Portfolio) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 10 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets

16

AB Variable Products Series Fund

because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2022:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$32,852,982		$12,701,282		$–0	–	$45,554,264
Health Care	21,140,331		5,674,750		–0	–	26,815,081
Financials	8,598,599		16,713,951		–0	–	25,312,550
Industrials	16,789,028		6,626,215		–0	–	23,415,243
Consumer Staples	2,418,140		5,930,222		–0	–	8,348,362
Utilities	5,781,751		2,282,833		–0	–	8,064,584
Materials	–0	–	4,529,062		–0	–	4,529,062
Consumer Discretionary	2,808,615		1,545,640		–0	–	4,354,255
Short-Term Investments	5,497,349		–0	–	–0	–	5,497,349

Total Investments in Securities	95,886,795		56,003,955	(a)	–0	–	151,890,750

17

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	$–0	–	$998,701	$–0	–	$998,701
Liabilities:
Forward Currency Exchange Contracts	–0	–	(295,922)	–0	–	(295,922)

Total	$95,886,795		$56,706,734	$–0	–	$152,593,529

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

18

AB Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive its management fee and/or bear expenses of the Portfolio in order to reduce the Portfolio’s total operating expenses by an amount equal to .05% on an annual basis of the average net assets for Class A and Class B. For the year ended December 31, 2022, such reimbursements/waivers amounted to $83,668. This fee waiver and/or expense reimbursement agreement extends through May 1, 2023 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2022, the reimbursement for such services amounted to $91,480.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,773 for the year ended December 31, 2022.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2022, such waiver amounted to $6,154.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2022 is as follows:

Portfolio	Market Value 12/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$6,674	$44,295	$45,472	$5,497	$111

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to ..50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

19

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$70,761,004		$78,697,707
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$133,537,167

Gross unrealized appreciation	$30,940,706
Gross unrealized depreciation	(12,570,729)

Net unrealized appreciation	$18,369,977

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2022, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

20

AB Variable Products Series Fund

During the year ended December 31, 2022, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$998,701	Unrealized depreciation on forward currency exchange contracts	$295,922

Total		$998,701		$295,922

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$50,351	$487,656

Total		$50,351	$487,656

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2022:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$32,307,454
Average principal amount of sale contracts	$31,069,858

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$255,855	$(35,947)	$–0	–	$–0	–	$219,908
Barclays Bank PLC	342	(342)	–0	–	–0	–	–0	–
Citibank, NA	455,972	(2,787)	–0	–	–0	–	453,185
Morgan Stanley Capital Services, Inc.	35,642	(35,642)	–0	–	–0	–	–0	–
Natwest Markets PLC	182,507	–0	–	–0	–	–0	–	182,507
Standard Chartered Bank	36,643	(684)	–0	–	–0	–	35,959
State Street Bank & Trust Co.	31,740	(20,448)	–0	–	–0	–	11,292

Total	$998,701	$(95,850)	$–0	–	$–0	–	$902,851	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$35,947	$(35,947)	$–0	–	$–0	–	$–0	–
Barclays Bank PLC	15,289	(342)	–0	–	–0	–	14,947
Citibank, NA	2,787	(2,787)	–0	–	–0	–	–0	–
Deutsche Bank AG	10,194	–0	–	–0	–	–0	–	10,194
Morgan Stanley Capital Services, Inc.	43,228	(35,642)	–0	–	–0	–	7,586

21

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Standard Chartered Bank	$684	$(684)		$–0	–	$–0	–	$–0	–
State Street Bank & Trust Co.	20,448	(20,448)		–0	–	–0	–	–0	–
UBS AG	167,345	–0	–	–0	–	–0	–	167,345

Total	$295,922	$(95,850)		$–0	–	$–0	–	$200,072	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

22

AB Variable Products Series Fund

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2022 is as follows:

							Government Money Market Portfolio
Market Value of Securities on Loan*		Cash Collateral*		Market Value of Non-Cash Collateral*		Income from Borrowers	Income Earned		Advisory Fee Waived
$–0	–	$–0	–	$–0	–	$4,601	$–0	–	$–0	–

*	As of December 31, 2022.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Class A
Shares sold	203,270	168,391	$7,169,402	$7,542,892
Shares issued in reinvestment of distributions	170,090	173,059	5,619,793	7,534,996
Shares redeemed	(176,800)	(186,103)	(6,064,541)	(8,388,232)

Net increase	196,560	155,347	$6,724,654	$6,689,656

Class B
Shares sold	342,113	519,440	$11,115,948	$22,261,300
Shares issued on reinvestment of distributions	378,453	415,707	11,762,309	17,177,009
Shares redeemed	(624,992)	(649,032)	(20,579,588)	(27,649,945)

Net increase	95,574	286,115	$2,298,669	$11,788,364

At December 31, 2022, certain shareholders of the Portfolio owned 58% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Sector Risk—The Portfolio may have more risk than a more diversified portfolio because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Portfolio may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Portfolio’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Portfolio’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

23

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV, than would be the case if the Portfolio were invested in a larger number of companies.

LIBOR Transition and Associated Risk—A Portfolio may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

24

AB Variable Products Series Fund

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2022.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$176,259	$1,797,950
Net long-term capital gains	17,205,843	22,914,055

Total taxable distributions paid	$17,382,102	$24,712,005

As of December 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$186,160
Undistributed capital gains	9,594,126
Unrealized appreciation (depreciation)	18,155,710	(a)

Total accumulated earnings (deficit)	$27,935,996

(a)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2022, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

25

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2022	2021	2020	2019	2018
Net asset value, beginning of period	$46.20	$42.40	$33.52	$27.35	$30.32

Income From Investment Operations
Net investment income (loss)(a)(b)	.07	(.10)	(.10)	.08	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(12.25)	9.46	12.64	8.00	(3.08)

Net increase (decrease) in net asset value from operations	(12.18)	9.36	12.54	8.08	(2.97)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	(.24)	(.13)	–0	–
Distributions from net realized gain on investment transactions	(3.60)	(5.56)	(3.42)	(1.78)	–0	–

Total dividends and distributions	(3.60)	(5.56)	(3.66)	(1.91)	–0	–

Net asset value, end of period	$30.42	$46.20	$42.40	$33.52	$27.35

Total Return
Total investment return based on net asset value(c)	(26.98)%	22.87%	39.41%	30.16%	(9.79)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52,543	$70,723	$58,316	$43,237	$35,799
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.90%	.88%	.94%	.99%	.99%
Expenses, before waivers/reimbursements(d)‡	.96%	.93%	1.00%	1.04%	1.01%
Net investment income (loss)(b)	.20%	(.22)%	(.29)%	.27%	.37%
Portfolio turnover rate	43%	24%	44%	43%	32%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.00%	.00%

See footnote summary on page 27.

26

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2022	2021	2020	2019	2018
Net asset value, beginning of period	$43.80	$40.54	$32.19	$26.33	$29.25

Income From Investment Operations
Net investment income (loss)(a)(b)	(.02)	(.20)	(.18)	.01	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(11.59)	9.02	12.11	7.68	(2.96)

Net increase (decrease) in net asset value from operations	(11.61)	8.82	11.93	7.69	(2.92)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	(.16)	(.05)	–0	–
Distributions from net realized gain on investment transactions	(3.60)	(5.56)	(3.42)	(1.78)	–0	–

Total dividends and distributions	(3.60)	(5.56)	(3.58)	(1.83)	–0	–

Net asset value, end of period	$28.59	$43.80	$40.54	$32.19	$26.33

Total Return
Total investment return based on net asset value(c)	(27.17)%	22.57%	39.08%	29.78%	(9.98)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$100,515	$149,808	$127,062	$93,645	$80,949
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.15%	1.13%	1.19%	1.24%	1.24%
Expenses, before waivers/reimbursements(d)‡	1.21%	1.18%	1.25%	1.29%	1.25%
Net investment income (loss)(b)	(.05)%	(.47)%	(.54)%	.02%	.13%
Portfolio turnover rate	43%	24%	44%	43%	32%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.00%	.00%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2020, such waiver amounted to .01%.

See notes to financial statements.

27

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Sustainable Global Thematic Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Sustainable Global Thematic Portfolio (formerly known as AB Global Thematic Growth Portfolio) (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2023

28

2022 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2022. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction. The Portfolio designates $17,205,843 of dividends paid as long-term capital gain dividends.

29

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS
Daniel C. Roarty(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
501 Commerce Street Nashville, TN 37203	P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
One Manhattan West New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Sustainable Thematic Equities Investment Team. Mr. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

30

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	73	None

DISINTERESTED DIRECTORS

Garry L. Moody## Chairman of the Board 70 (2008)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2011-February 2023.	73	None

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

31

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey,## 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016, and serves as Chair of the Audit Committees of such funds since February 2023.	73	None

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.## 81 (2005)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	73	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

33

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Daniel C. Roarty 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer of Sustainable Thematic Equities.

Nancy E. Hay 50	Secretary	Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 48	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

34

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

35

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Sustainable Global Thematic Portfolio (formerly AB Global Thematic Growth Portfolio) (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is

36

AB Variable Products Series Fund

difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and the directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

37

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians, after giving effect to a voluntary waiver by the Adviser. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

38

VPS-SGT-0151-1222

DEC    12.31.22

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GROWTH AND INCOME PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GROWTH AND INCOME PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2023

The following is an update of AB Variable Products Series Fund—Growth and Income Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2022.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of US companies that the Adviser believes are trading at attractive valuations that have strong or improving business models.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared with its benchmark, the Russell 1000 Value Index, for the one-, five- and 10-year periods ended December 31, 2022.

All share classes of the Portfolio outperformed the benchmark for the annual period. Security selection drove outperformance, relative to the benchmark. Selection within the materials and industrials sectors contributed the most, while selection within utilities and real estate detracted. Overall sector selection detracted from performance. Losses from an underweight to energy and an overweight to consumer discretionary offset gains from underweights to communication services and real estate.

The Portfolio did not use derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the annual period ended December 31, 2022. In response to persistently high inflation, central banks—led by the US Federal Reserve (the “Fed”)—took a hawkish pivot, which raised concerns that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back after the Fed announced its first interest-rate hike in March 2022, which was followed by six additional rate raises, including four consecutive 0.75% increases. Equity markets rebounded briefly at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes. Optimism faded and equity markets gave back gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its higher-for-longer conviction. Both value- and growth-oriented stocks declined for the year. Value stocks significantly outperformed growth stocks, as growth stocks have been pressured more by rising interest rates throughout most of the year. Large-cap stocks narrowly outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Portfolio’s Senior Investment Management Team (the “Team”) remains committed to using bottom-up research to build a Portfolio composed of well-managed companies that are attractively valued relative to their long-term earnings power. The Team’s objective is to find companies that stand out and deploy capital wisely, allowing these companies to grow dividends and enhance the long-term value of their shares.

1

GROWTH AND INCOME PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain Portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

GROWTH AND INCOME PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2022 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Growth and Income Portfolio Class A	-4.19%	8.09%	11.37%

Growth and Income Portfolio Class B	-4.42%	7.82%	11.09%

Russell 1000 Value Index	-7.54%	6.67%	10.29%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.59% and 0.85% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2012 to 12/31/2022 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Growth and Income Portfolio Class A shares (from 12/31/2012 to 12/31/2022) as compared with the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on page 2.

3

GROWTH AND INCOME PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,090.40	$3.00	0.57%	$3.06	0.58%
Hypothetical**	$1,000	$1,022.33	$2.91	0.57%	$2.96	0.58%

Class B
Actual	$1,000	$1,089.10	$4.32	0.82%	$4.37	0.83%
Hypothetical**	$1,000	$1,021.07	$4.18	0.82%	$4.23	0.83%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

GROWTH AND INCOME PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2022 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Philip Morris International, Inc.	$35,842,307	4.3%
Elevance Health, Inc.	34,854,773	4.2
Berkshire Hathaway, Inc.—Class B	31,785,192	3.8
Wells Fargo & Co.	31,150,539	3.7
JPMorgan Chase & Co.	29,520,372	3.5
Mastercard, Inc.—Class A	26,894,482	3.2
Roche Holding AG (Sponsored ADR)	24,651,776	3.0
Amgen, Inc.	23,784,153	2.8
Weyerhaeuser Co.	20,216,247	2.4
Cigna Corp.	19,836,332	2.4

	$278,536,173	33.3%

SECTOR BREAKDOWN2

December 31, 2022 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Health Care	$164,328,339	19.5%
Financials	140,976,092	16.8
Information Technology	131,457,676	15.6
Industrials	122,456,425	14.5
Consumer Discretionary	82,497,732	9.8
Consumer Staples	42,830,668	5.1
Energy	42,555,320	5.1
Real Estate	27,724,310	3.3
Communication Services	26,367,949	3.1
Materials	10,265,763	1.2
Utilities	4,977,062	0.6
Short-Term Investments	45,582,768	5.4

Total Investments	$842,020,104	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2022	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.4%

HEALTH CARE–19.7%
BIOTECHNOLOGY–6.6%
Amgen, Inc.	90,558	$23,784,153
Gilead Sciences, Inc.	185,907	15,960,116
Regeneron Pharmaceuticals, Inc.(a)	21,637	15,610,879

		55,355,148

HEALTH CARE PROVIDERS & SERVICES–8.1%
Cigna Corp.	59,867	19,836,332
Elevance Health, Inc.	67,947	34,854,773
Quest Diagnostics, Inc.	81,380	12,731,087

		67,422,192

LIFE SCIENCES TOOLS & SERVICES–1.3%
PerkinElmer, Inc.	74,221	10,407,269

PHARMACEUTICALS–3.7%
Pfizer, Inc.	126,697	6,491,954
Roche Holding AG (Sponsored ADR)	629,675	24,651,776

		31,143,730

		164,328,339

FINANCIALS–16.9%
BANKS–8.3%
Bank OZK	204,704	8,200,442
JPMorgan Chase & Co.	220,137	29,520,372
Wells Fargo & Co.	754,433	31,150,539

		68,871,353

CAPITAL MARKETS–3.2%
Goldman Sachs Group, Inc. (The)	31,614	10,855,615
Houlihan Lokey, Inc.	73,790	6,431,536
Nasdaq, Inc.	107,639	6,603,653
Northern Trust Corp.	35,796	3,167,588

		27,058,392

DIVERSIFIED FINANCIAL SERVICES–3.8%
Berkshire Hathaway, Inc.–Class B(a)	102,898	31,785,192

INSURANCE–1.6%
Axis Capital Holdings Ltd.	119,458	6,471,040
MetLife, Inc.	93,825	6,790,115

		13,261,155

		140,976,092

INFORMATION TECHNOLOGY–15.7%
COMMUNICATIONS EQUIPMENT–1.6%
Cisco Systems, Inc.	280,569	13,366,307

Company	Shares	U.S. $ Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–3.0%
IPG Photonics Corp.(a)	82,156	$7,777,709
Keysight Technologies, Inc.(a)	65,345	11,178,569
Littelfuse, Inc.	14,297	3,148,199
Zebra Technologies Corp.–Class A(a)	13,915	3,567,945

		25,672,422

IT SERVICES–8.5%
Accenture PLC–Class A	27,588	7,361,582
Cognizant Technology Solutions Corp.–Class A	72,769	4,161,659
FleetCor Technologies, Inc.(a)	53,421	9,812,369
Mastercard, Inc.–Class A	77,343	26,894,482
Maximus, Inc.	109,682	8,042,981
PayPal Holdings, Inc.(a)	204,331	14,552,454

		70,825,527

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.6%
MKS Instruments, Inc.(b)	86,074	7,293,050
NXP Semiconductors NV	43,575	6,886,157
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	99,533	7,414,213

		21,593,420

		131,457,676

INDUSTRIALS–14.7%
AEROSPACE & DEFENSE–3.5%
Curtiss-Wright Corp.	34,188	5,709,054
Raytheon Technologies Corp.	117,166	11,824,393
Textron, Inc.	170,376	12,062,621

		29,596,068

AIR FREIGHT & LOGISTICS–0.4%
Expeditors International of Washington, Inc.(b)	29,705	3,086,944

AIRLINES–1.9%
Alaska Air Group, Inc.(a)	169,566	7,281,164
Southwest Airlines Co.	260,512	8,771,439

		16,052,603

BUILDING PRODUCTS–0.9%
Builders FirstSource, Inc.(a)	108,992	7,071,401

CONSTRUCTION & ENGINEERING–0.7%
EMCOR Group, Inc.	38,511	5,703,864

ELECTRICAL EQUIPMENT–1.9%
Acuity Brands, Inc.	26,543	4,395,786

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Emerson Electric Co.	121,038	$11,626,910

		16,022,696

MACHINERY–2.6%
Middleby Corp. (The)(a)	23,209	3,107,685
PACCAR, Inc.	132,648	13,128,173
Westinghouse Air Brake Technologies Corp.	51,405	5,130,733

		21,366,591

PROFESSIONAL SERVICES–0.9%
Robert Half International, Inc.	101,997	7,530,438

ROAD & RAIL–1.3%
Knight-Swift Transportation Holdings, Inc.	213,024	11,164,588

TRADING COMPANIES & DISTRIBUTORS–0.6%
MSC Industrial Direct Co., Inc.–Class A	59,501	4,861,232

		122,456,425

CONSUMER DISCRETIONARY–9.9%
AUTO COMPONENTS–0.9%
BorgWarner, Inc.	183,170	7,372,592

DISTRIBUTORS–1.4%
LKQ Corp.	220,668	11,785,878

HOTELS, RESTAURANTS & LEISURE–1.8%
Booking Holdings, Inc.(a)	4,099	8,260,633
Choice Hotels International, Inc.	58,417	6,580,091

		14,840,724

HOUSEHOLD DURABLES–0.7%
DR Horton, Inc.	64,669	5,764,595

MULTILINE RETAIL–1.9%
Target Corp.	109,754	16,357,736

SPECIALTY RETAIL–3.2%
AutoZone, Inc.(a)	2,662	6,564,971
Lowe’s Cos., Inc.	65,252	13,000,809
Ulta Beauty, Inc.(a)	14,519	6,810,427

		26,376,207

		82,497,732

CONSUMER STAPLES–5.1%
FOOD & STAPLES RETAILING–0.8%
Kroger Co. (The)	156,760	6,988,361

Company	Shares	U.S. $ Value

TOBACCO–4.3%
Philip Morris International, Inc.	354,138	$35,842,307

		42,830,668

ENERGY–5.1%
ENERGY EQUIPMENT & SERVICES–0.8%
Helmerich & Payne, Inc.	139,445	6,912,288

OIL, GAS & CONSUMABLE FUELS–4.3%
Chevron Corp.	33,039	5,930,170
ConocoPhillips	43,697	5,156,246
EOG Resources, Inc.	86,483	11,201,278
Phillips 66	128,318	13,355,338

		35,643,032

		42,555,320

REAL ESTATE–3.3%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)–2.4%
Weyerhaeuser Co.	652,137	20,216,247

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.9%
CBRE Group, Inc.–Class A(a)	97,558	7,508,063

		27,724,310

COMMUNICATION SERVICES–3.2%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.0%
Comcast Corp.–Class A	464,351	16,238,355

INTERACTIVE MEDIA & SERVICES–1.2%
Alphabet, Inc.–Class C(a)	114,162	10,129,594

		26,367,949

MATERIALS–1.2%
CHEMICALS–0.8%
Mosaic Co. (The)	149,219	6,546,238

METALS & MINING–0.4%
BHP Group Ltd. (Sponsored ADR)(b)	59,944	3,719,525

		10,265,763

UTILITIES–0.6%
ELECTRIC UTILITIES–0.6%
IDACORP, Inc.	46,148	4,977,062

Total Common Stocks (cost $679,888,468)		796,437,336

7

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–5.5%
INVESTMENT COMPANIES–5.5%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.12%(c)(d)(e) (cost $45,582,768)	45,582,768	$45,582,768

TOTAL INVESTMENTS–100.9% (cost $725,471,236)		842,020,104
Other assets less liabilities–(0.9)%		(7,185,016)

NET ASSETS–100.0%		$834,835,088

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

8

GROWTH AND INCOME PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2022	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $679,888,468)	$796,437,336	(a)
Affiliated issuers (cost $45,582,768)	45,582,768
Unaffiliated dividends receivable	1,483,999
Affiliated dividends receivable	156,694
Receivable for capital stock sold	127,096

Total assets	843,787,893

LIABILITIES
Payable for investment securities purchased	7,382,732
Payable for capital stock redeemed	724,738
Advisory fee payable	391,515
Distribution fee payable	145,731
Administrative fee payable	23,089
Transfer Agent fee payable	150
Accrued expenses and other liabilities	284,850

Total liabilities	8,952,805

NET ASSETS	$834,835,088

COMPOSITION OF NET ASSETS
Capital stock, at par	$29,318
Additional paid-in capital	647,147,805
Distributable earnings	187,657,965

NET ASSETS	$834,835,088

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$157,647,607	5,436,367	$29.00

B	$677,187,481	23,881,652	$28.36

(a)	Includes securities on loan with a value of $1,620,446 (see Note E).

See notes to financial statements.

9

GROWTH AND INCOME PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2022	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $94,474)	$15,987,681
Affiliated issuers	688,899
Non-Cash Dividend Income	933,527
Securities lending income	25,397

17,635,504

EXPENSES
Advisory fee (see Note B)	4,641,978
Distribution fee—Class B	1,716,417
Transfer agency—Class A	1,763
Transfer agency—Class B	7,675
Administrative	89,929
Legal	65,025
Custody and accounting	55,909
Audit and tax	46,713
Printing	30,360
Directors’ fees	28,391
Miscellaneous	30,712

Total expenses	6,714,872
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(37,881)

Net expenses	6,676,991

Net investment income	10,958,513

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	64,196,924
Net change in unrealized appreciation (depreciation) of investments	(115,477,318)

Net loss on investment transactions	(51,280,394)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(40,321,881)

See notes to financial statements.

10

GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$10,958,513	$9,759,874
Net realized gain on investment transactions	64,196,924	232,012,332
Net change in unrealized appreciation (depreciation) of investments	(115,477,318)	23,259,079

Net increase (decrease) in net assets from operations	(40,321,881)	265,031,285
Distributions to Shareholders
Class A	(27,285,764)	(1,352,804)
Class B	(119,514,169)	(6,060,547)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	99,205,085	(346,850,196)

Total decrease	(87,916,729)	(89,232,262)
NET ASSETS
Beginning of period	922,751,817	1,011,984,079

End of period	$834,835,088	$922,751,817

See notes to financial statements.

11

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2022	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Growth and Income Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 10 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

12

AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

13

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2022:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Health Care	$139,676,563		$24,651,776		$–0	–	$164,328,339
Financials	140,976,092		–0	–	–0	–	140,976,092
Information Technology	131,457,676		–0	–	–0	–	131,457,676
Industrials	122,456,425		–0	–	–0	–	122,456,425
Consumer Discretionary	82,497,732		–0	–	–0	–	82,497,732
Consumer Staples	42,830,668		–0	–	–0	–	42,830,668
Energy	42,555,320		–0	–	–0	–	42,555,320
Real Estate	27,724,310		–0	–	–0	–	27,724,310
Communication Services	26,367,949		–0	–	–0	–	26,367,949
Materials	10,265,763		–0	–	–0	–	10,265,763
Utilities	4,977,062		–0	–	–0	–	4,977,062
Short-Term Investments	45,582,768		–0	–	–0	–	45,582,768

Total Investments in Securities	817,368,328		24,651,776		–0	–	842,020,104
Other Financial Instruments(a)	–0	–	–0	–	–0	–	–0	–

Total	$817,368,328		$24,651,776		$–0	–	$842,020,104

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

14

AB Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2022, the reimbursement for such services amounted to $89,929.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,773 for the year ended December 31, 2022.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2022, such waiver amounted to $37,371.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2022 is as follows:

Portfolio	Market Value 12/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/22 (000)		Dividend Income (000)
Government Money Market Portfolio	$16,507	$355,703	$326,627	$45,583		$689
Government Money Market Portfolio*	6,838	61,090	67,928	–0	–	2

Total				$45,583		$691

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits

15

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$534,442,552		$593,094,147
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$731,958,706

Gross unrealized appreciation	$134,581,248
Gross unrealized depreciation	(24,519,850)

Net unrealized appreciation	$110,061,398

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2022.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the

16

AB Variable Products Series Fund

borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$1,620,446	$–0–	$1,695,640	$23,153	$2,244	$510

*	As of December 31, 2022.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Class A
Shares sold	726,184	519,539	$22,884,961	$17,715,000
Shares issued in reinvestment of dividends and distributions	968,955	38,563	27,285,764	1,352,804
Shares redeemed	(879,980)	(881,629)	(28,582,107)	(29,886,720)

Net increase (decrease)	815,159	(323,527)	$21,588,618	$(10,818,916)

Class B
Shares sold	2,020,177	1,732,963	$62,982,072	$57,304,403
Shares issued on reinvestment of dividends and distributions	4,336,508	175,974	119,514,169	6,060,547
Shares redeemed	(3,311,067)	(11,625,535)	(104,879,774)	(399,396,230)

Net increase (decrease)	3,045,618	(9,716,598)	$77,616,467	$(336,031,280)

At December 31, 2022, certain shareholders of the Portfolio owned 49% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

17

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may be underperforming the market generally.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

LIBOR Transition and Associated Risk—A Portfolio may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon,

18

AB Variable Products Series Fund

quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2022.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$21,194,171	$7,413,351
Net long-term capital gains	125,605,762	–0	–

Total taxable distributions paid	$146,799,933	$7,413,351

As of December 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$10,956,957
Undistributed capital gains	66,639,610
Unrealized appreciation (depreciation)	110,061,398	(a)

Total accumulated earnings (deficit)	$187,657,965

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2022, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

19

GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2022	2021	2020	2019	2018
Net asset value, beginning of period	$36.83	$28.97	$30.30	$27.78	$33.35

Income From Investment Operations
Net investment income(a)(b)	.48	.38	.40	.43	.41
Net realized and unrealized gain (loss) on investment transactions	(2.21)	7.76	.13	5.84	(1.84)

Net increase (decrease) in net asset value from operations	(1.73)	8.14	.53	6.27	(1.43)

Less: Dividends and Distributions
Dividends from net investment income	(.49)	(.28)	(.42)	(.39)	(.34)
Distributions from net realized gain on investment transactions	(5.61)	–0	–	(1.44)	(3.36)	(3.80)

Total dividends and distributions	(6.10)	(.28)	(1.86)	(3.75)	(4.14)

Net asset value, end of period	$29.00	$36.83	$28.97	$30.30	$27.78

Total Return
Total investment return based on net asset value(c)*	(4.19)%	28.15%	2.72%	23.91%	(5.61)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$157,648	$170,190	$143,269	$155,765	$133,188
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.59%	.59%	.61%	.61%	.59%
Expenses, before waivers/reimbursements(d)‡	.59%	.59%	.62%	.62%	.60%
Net investment income(b)	1.50%	1.13%	1.53%	1.43%	1.28%
Portfolio turnover rate	66%	51%	54%	66%	96%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.01%

See footnote summary on page 21.

20

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2022	2021	2020	2019	2018
Net asset value, beginning of period	$36.12	$28.43	$29.76	$27.34	$32.88

Income From Investment Operations
Net investment income(a)(b)	.39	.29	.33	.35	.33
Net realized and unrealized gain (loss) on investment transactions	(2.16)	7.61	.13	5.74	(1.81)

Net increase (decrease) in net asset value from operations	(1.77)	7.90	.46	6.09	(1.48)

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.21)	(.35)	(.31)	(.26)
Distributions from net realized gain on investment transactions	(5.61)	–0	–	(1.44)	(3.36)	(3.80)

Total dividends and distributions	(5.99)	(.21)	(1.79)	(3.67)	(4.06)

Net asset value, end of period	$28.36	$36.12	$28.43	$29.76	$27.34

Total Return
Total investment return based on net asset value(c)*	(4.42)%	27.84%	2.47%	23.61%	(5.84)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$677,187	$752,562	$868,715	$922,603	$772,904
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.84%	.84%	.86%	.86%	.84%
Expenses, before waivers/reimbursements(d)‡	.84%	.85%	.87%	.87%	.85%
Net investment income(b)	1.25%	.87%	1.28%	1.18%	1.03%
Portfolio turnover rate	66%	51%	54%	66%	96%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.01%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2020, December 31, 2019 and December 31, 2018, such waiver amounted to .01%, .01% and .01%, respectively.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2019 and December 31, 2018 by .15% and .02%, respectively.

See notes to financial statements.

21

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Growth and Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Growth and Income Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2023

22

2022 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2022. For corporate shareholders, 78.00% of dividends paid qualify for the dividends received deduction. The Portfolio designates $125,605,762 of dividends paid as long-term capital gain dividends.

23

GROWTH AND INCOME PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS
Frank V. Caruso(2), Vice President John H. Fogarty(2), Vice President Vinay Thapar(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP One Manhattan West New York, NY 1000

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Relative Value Investment Team. Messrs. Caruso, Fogarty and Thapar are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

24

GROWTH AND INCOME PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	73	None

INDEPENDENT DIRECTORS

Garry L. Moody,## Chairman of the Board 70 (2008)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2011 - February 2023.	73	None

25

GROWTH AND INCOME PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

26

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016, and serves as Chair of the Audit Committees of such funds since February 2023.	73	None

Marshall C. Turner, Jr.## 81 (2005)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	73	None

27

GROWTH AND INCOME PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

28

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Frank V. Caruso 66	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer of US Growth Equities.

John H. Fogarty 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Co-Chief Investment Officer—US Growth Equites.

Vinay Thapar 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Co-Chief Investment Officer—US Growth Equities.

Nancy E. Hay 50	Secretary	Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 48	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

29

GROWTH AND INCOME PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

30

GROWTH AND INCOME PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Growth and Income Portfolio (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the

31

GROWTH AND INCOME PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

32

AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

33

VPS-GI-0151-1222

DEC    12.31.22

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SUSTAINABLE INTERNATIONAL

THEMATIC PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2023

The following is an update of AB Variable Products Series Fund—Sustainable International Thematic Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2022. Prior to May 1, 2022, the Portfolio was named International Growth Portfolio.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a focused international portfolio of equity securities of companies whose business activities the Adviser believes position the company to benefit from certain sustainable investment themes that align with one or more of the United Nations Sustainable Development Goals (“SDGs”). These themes principally include the advancement of climate, health and empowerment. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of issuers located outside of the United States that satisfy the Portfolio’s sustainability thematic criteria and in derivative instruments related to such securities. An issuer that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets such criteria, although many of the issuers in which the Portfolio invests will derive a much greater portion of their revenues from such activities.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, securities of companies worldwide that fit into sustainable investment themes. First, the Adviser identifies through its “top-down” process the sustainable investment themes. In addition to this “top-down” thematic approach, the Adviser then uses a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation, and quality of company management and on evaluating a company’s risks, including those related to environmental, social and corporate governance (“ESG”) factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply-chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes focusing on individual companies with favorable ESG attributes over the use of broad-based negative screens (e.g., disqualifying business activities) in assessing a company’s exposure to ESG factors, the Portfolio will not invest in companies that derive revenue from direct involvement in alcohol, coal, gambling, pornography, prisons, tobacco or weapons.

The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment, but may invest in companies of any size. The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed- and emerging-market countries, with the stock selection process determining the geographic distribution of the Portfolio’s investments. The Portfolio also invests in the equity securities of companies located in the United States with exposure to international markets. The Portfolio may sell securities that no longer meet the investment criteria described above.

Currency exposures can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser may seek to hedge the currency exposure resulting from a securities position when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. Equity positions and whether to hedge currency exposure are evaluated separately by the Adviser.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices or futures contracts (including futures contracts on individual securities and stock indices). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared with its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex USA (net), and the Morgan Stanley Capital International (“MSCI”) World Index ex USA (net), for the one-, five- and 10-year periods ended December 31, 2022.

All share classes of the Portfolio underperformed the primary benchmark and the MSCI ACWI ex USA (net)

1

AB Variable Products Series Fund

for the annual period. Overall security selection detracted, relative to the primary benchmark, especially within the health care and industrials sectors. Regarding sector allocation, an overweight to technology and an underweight to energy detracted, but were partially offset by gains from an overweight to health care and an underweight to communication services. Country selection (a result of bottom-up security analysis driven by fundamental research) detracted, mainly because of overweights to the US and Ireland, while underweights to China and Russia contributed. From a theme perspective, Health detracted most, followed by Climate and Empowerment.

The Climate theme consists of companies that improve overall resource efficiency and provide environmentally positive solutions in fields such as energy production, manufacturing, construction, transportation, agriculture and sanitation. The Health theme consists of companies that develop innovative health treatments and therapies, broaden access to high-quality and affordable care, ensure a steady supply of nutritious food and clean water, and promote overall physical and emotional well-being. The Empowerment theme consists of companies that provide the physical, financial and technological infrastructure and services that allow more people to gain control of their lives by enabling sustainable economic development, employment growth, poverty eradication, knowledge sharing and social inclusion.

The Portfolio used derivatives in the form of currency forwards for hedging purposes, which had no material impact on absolute returns for the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the annual period ended December 31, 2022. In response to persistently high inflation, central banks—led by the US Federal Reserve (the “Fed”)—took a hawkish pivot, which raised concerns that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back after the Fed announced its first interest-rate hike in March 2022, which was followed by six additional rate raises, including four consecutive 0.75% increases. Equity markets rebounded briefly at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes. Optimism faded and equity markets gave back gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its higher-for-longer conviction. Both value- and growth-oriented stocks declined for the year. Value stocks significantly outperformed growth stocks, as growth stocks have been pressured more by rising interest rates throughout most of the year. Large-cap stocks narrowly outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Portfolio’s exposures remain focused on secular growth themes, particularly those related to providing solutions to some of the world’s largest and most persistent sustainability challenges. This has helped the Portfolio’s Senior Investment Management Team (the “Team”) to identify financially strong companies that the Team believes are less dependent on overall macroeconomic strength for success, leading to more resilient earnings growth. The Team also believes higher quality attributes like lower leverage, durable earnings growth and profitability are more likely to hold up well during challenging economic periods. The Portfolio is positioned particularly well in this regard.

2

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI ex USA (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the US. The MSCI World Index ex USA (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”), than would be the case if the Portfolio were invested in a larger number of companies.

Sector Risk: The Portfolio may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or financial services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Portfolio may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Portfolio’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Portfolio’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is

3

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain Portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2022 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Sustainable International Thematic Portfolio Class A	-27.61%	1.41%	4.04%

Sustainable International Thematic Portfolio Class B	-27.81%	1.16%	3.78%

Primary Benchmark: MSCI ACWI ex USA (net)	-16.00%	0.88%	3.80%

MSCI World Index ex USA (net)	-14.29%	1.79%	4.59%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.28% and 1.53% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Portfolio’s total annual operating expense ratios to 1.23% and 1.48% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2012 TO 12/31/2022 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Sustainable International Thematic Portfolio Class A shares (from 12/31/2012 to 12/31/2022) as compared with the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

5

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,015.80	$8.89	1.75%	$8.94	1.76%
Hypothetical**	$1,000	$1,016.38	$8.89	1.75%	$8.94	1.76%

Class B
Actual	$1,000	$1,014.90	$10.11	1.99%	$10.16	2.00%
Hypothetical**	$1,000	$1,015.17	$10.11	1.99%	$10.16	2.00%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Assumes 5% annual return before expenses.
+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2022 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
HDFC Bank Ltd.	$1,156,335	3.0%
Partners Group Holding AG	1,048,412	2.7
Aflac, Inc.	1,026,943	2.6
Svenska Handelsbanken AB—Class A	1,025,686	2.6
Erste Group Bank AG	1,025,606	2.6
Nestle SA (REG)	973,628	2.5
STERIS PLC	960,573	2.5
STMicroelectronics NV	958,087	2.5
ASML Holding NV	928,018	2.4
NXP Semiconductors NV	902,351	2.3

	$10,005,639	25.7%

SECTOR BREAKDOWN2

December 31, 2022 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$8,889,451	23.2%
Financials	8,854,911	23.1
Health Care	7,043,158	18.4
Consumer Staples	3,862,169	10.1
Industrials	2,928,174	7.6
Materials	2,684,429	7.0
Consumer Discretionary	971,871	2.5
Utilities	807,503	2.1
Energy	755,534	2.0
Communication Services	387,971	1.0
Short-Term Investments	1,144,871	3.0

Total Investments	$38,330,042	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
COUNTRY BREAKDOWN[1]

December 31, 2022 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$5,110,351	13.3%
Switzerland	4,488,937	11.7
United Kingdom	4,349,535	11.3
France	3,258,165	8.5
India	2,524,586	6.6
Ireland	1,982,613	5.2
Sweden	1,972,754	5.1
Germany	1,828,930	4.8
Netherlands	1,532,904	4.0
Denmark	1,511,437	3.9
Finland	1,378,189	3.6
Japan	1,259,245	3.3
Taiwan	1,254,998	3.3
Other	4,732,527	12.4
Short-Term Investments	1,144,871	3.0

Total Investments	$38,330,042	100.0%

1	The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 2.7% or less in the following: Austria, Canada, China, Hong Kong, Indonesia, Norway and Spain. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

8

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2022	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.6%
INFORMATION TECHNOLOGY–22.9%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–4.1%
Flex Ltd.(a)	21,216	$455,295
Halma PLC	27,876	663,865
Keyence Corp.	1,200	465,894

		1,585,054

IT SERVICES–4.4%
Accenture PLC–Class A	3,280	875,235
Edenred	15,405	838,423

		1,713,658

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–12.4%
ASML Holding NV	1,702	928,018
Infineon Technologies AG	25,102	762,897
MediaTek, Inc.	24,000	485,254
NXP Semiconductors NV	5,710	902,351
STMicroelectronics NV	26,961	958,087
Taiwan Semiconductor Manufacturing Co., Ltd.	53,000	769,744

		4,806,351

SOFTWARE–2.0%
Dassault Systemes SE	21,813	784,388

		8,889,451

FINANCIALS–22.8%
BANKS–10.4%
Bank Mandiri Persero Tbk PT	1,272,500	811,466
Erste Group Bank AG	32,055	1,025,606
HDFC Bank Ltd.	58,889	1,156,335
Svenska Handelsbanken AB–Class A	101,876	1,025,686

		4,019,093

CAPITAL MARKETS–6.8%
Deutsche Boerse AG	4,564	785,876
London Stock Exchange Group PLC	9,556	821,063
Partners Group Holding AG	1,184	1,048,412

		2,655,351

INSURANCE–5.6%
Aflac, Inc.	14,275	1,026,943
AIA Group Ltd.	74,800	826,045
Prudential PLC	24,017	327,479

		2,180,467

		8,854,911

HEALTH CARE–18.1%
BIOTECHNOLOGY–1.5%
Abcam PLC (Sponsored ADR)(a)	37,467	582,987

Company	Shares	U.S. $ Value

HEALTH CARE EQUIPMENT & SUPPLIES–5.7%
Alcon, Inc.	11,522	$790,627
ConvaTec Group PLC(b)	169,882	475,783
STERIS PLC	5,201	960,573

		2,226,983

HEALTH CARE PROVIDERS & SERVICES–2.2%
Apollo Hospitals Enterprise Ltd.	15,755	851,067

LIFE SCIENCES TOOLS & SERVICES–6.5%
Danaher Corp.	3,353	889,953
Gerresheimer AG	4,188	280,158
ICON PLC(a)	2,758	535,741
Tecan Group AG (REG)	1,810	810,231

		2,516,083

PHARMACEUTICALS–2.2%
Roche Holding AG (Genusschein)	2,756	866,038

		7,043,158

CONSUMER STAPLES–9.9%
FOOD PRODUCTS–6.0%
Danone SA	12,850	677,268
Kerry Group PLC–Class A	7,682	693,917
Nestle SA (REG)	8,429	973,628

		2,344,813

PERSONAL PRODUCTS–3.9%
Dabur India Ltd.	76,329	517,185
Haleon PLC(a)	100,745	398,609
Unilever PLC (London)	11,915	601,562

		1,517,356

		3,862,169

INDUSTRIALS–7.5%
COMMERCIAL SERVICES & SUPPLIES–1.7%
TOMRA Systems ASA	39,968	674,110

CONSTRUCTION & ENGINEERING–1.6%
WSP Global, Inc.(c)	5,299	614,786

MACHINERY–3.0%
Husqvarna AB–Class B	52,359	367,740
SMC Corp.	1,900	793,351

		1,161,091

PROFESSIONAL SERVICES–1.2%
Experian PLC	14,119	478,187

		2,928,174

MATERIALS–6.9%
CHEMICALS–3.4%
Chr Hansen Holding A/S	9,786	703,934
Koninklijke DSM NV	4,926	604,886

		1,308,820

9

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONTAINERS & PACKAGING–3.5%
Huhtamaki Oyj	18,176	$622,654
Smurfit Kappa Group PLC	20,317	752,955

		1,375,609

		2,684,429

CONSUMER DISCRETIONARY–2.5%
AUTO COMPONENTS–1.5%
Autoliv, Inc.	7,565	579,328

AUTOMOBILES–1.0%
BYD Co., Ltd.–Class H	16,000	392,543

		971,871

UTILITIES–2.1%
ELECTRIC UTILITIES–2.1%
Orsted AS(b)	8,932	807,503

ENERGY–1.9%
OIL, GAS & CONSUMABLE FUELS–1.9%
Neste Oyj	16,383	755,534

Company	Shares	U.S. $ Value

COMMUNICATION SERVICES–1.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.0%
Cellnex Telecom SA(b)	11,696	$387,971

Total Common Stocks (cost $34,531,589)		37,185,171

SHORT-TERM INVESTMENTS–3.0%
INVESTMENT COMPANIES–3.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.12%(d)(e)(f) (cost $1,144,871)	1,144,871	1,144,871

TOTAL INVESTMENTS–98.6% (cost $35,676,460)		38,330,042
Other assets less liabilities–1.4%		556,976

NET ASSETS–100.0%		$38,887,018

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	USD	1,065	KRW	1,522,219	01/30/2023	$144,246
Bank of America, NA	SEK	5,516	USD	526	02/03/2023	(3,165)
Bank of America, NA	CNH	1,466	USD	204	02/16/2023	(8,221)
Bank of America, NA	USD	221	CNH	1,553	02/16/2023	3,940
Bank of America, NA	CHF	1,875	USD	2,024	03/01/2023	(16,116)
Barclays Bank PLC	KRW	79,617	USD	61	01/30/2023	(2,155)
Barclays Bank PLC	USD	227	CNH	1,615	02/16/2023	6,882
Barclays Bank PLC	INR	12,352	USD	149	03/16/2023	161
Citibank, NA	USD	1,718	AUD	2,707	01/19/2023	126,613
Citibank, NA	USD	2,223	CAD	3,034	01/19/2023	17,726
Citibank, NA	USD	3,845	JPY	531,139	02/09/2023	220,846
Citibank, NA	CNH	823	USD	118	02/16/2023	(868)
Citibank, NA	USD	135	CNH	945	02/16/2023	1,829
Citibank, NA	INR	55,594	USD	669	03/16/2023	(131)
Deutsche Bank AG	CNH	610	USD	85	02/16/2023	(3,586)
Goldman Sachs Bank USA	BRL	344	USD	65	01/04/2023	(329)
Goldman Sachs Bank USA	USD	66	BRL	344	01/04/2023	(775)
JPMorgan Chase Bank, NA	KRW	86,032	USD	67	01/30/2023	(1,356)
Morgan Stanley Capital Services, Inc.	BRL	6,026	USD	1,150	01/04/2023	8,887
Morgan Stanley Capital Services, Inc.	USD	587	BRL	3,185	01/04/2023	16,108
Morgan Stanley Capital Services, Inc.	USD	544	BRL	2,841	01/04/2023	(6,399)
Morgan Stanley Capital Services, Inc.	USD	537	BRL	2,841	02/02/2023	(1,691)
Morgan Stanley Capital Services, Inc.	CNH	3,338	USD	477	02/16/2023	(7,116)

10

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	USD	164	CNH	1,173	02/16/2023	$5,693
Morgan Stanley Capital Services, Inc.	USD	107	CNH	740	02/16/2023	(132)
Morgan Stanley Capital Services, Inc.	TWD	2,097	USD	69	03/16/2023	437
Morgan Stanley Capital Services, Inc.	USD	85	TWD	2,538	03/16/2023	(1,493)
Natwest Markets PLC	USD	82	KRW	115,652	01/30/2023	10,174
Natwest Markets PLC	USD	3,068	CNH	21,949	02/16/2023	114,173
Standard Chartered Bank	CNH	370	USD	52	02/16/2023	(1,767)
Standard Chartered Bank	INR	11,010	USD	132	03/16/2023	(204)
Standard Chartered Bank	USD	188	TWD	5,648	03/16/2023	(2,802)
State Street Bank & Trust Co.	GBP	399	USD	489	01/18/2023	6,013
State Street Bank & Trust Co.	GBP	560	USD	676	01/18/2023	(1,372)
State Street Bank & Trust Co.	USD	495	GBP	399	01/18/2023	(12,936)
State Street Bank & Trust Co.	AUD	106	USD	71	01/19/2023	(1,249)
State Street Bank & Trust Co.	CAD	295	USD	220	01/19/2023	1,978
State Street Bank & Trust Co.	CAD	322	USD	237	01/19/2023	(1,197)
State Street Bank & Trust Co.	USD	172	AUD	260	01/19/2023	5,130
State Street Bank & Trust Co.	USD	161	CAD	219	01/19/2023	1,020
State Street Bank & Trust Co.	USD	395	CAD	526	01/19/2023	(6,311)
State Street Bank & Trust Co.	USD	173	ILS	602	01/19/2023	(1,734)
State Street Bank & Trust Co.	USD	212	MXN	4,137	01/19/2023	(209)
State Street Bank & Trust Co.	NOK	965	USD	99	02/03/2023	708
State Street Bank & Trust Co.	NOK	2,686	USD	270	02/03/2023	(4,385)
State Street Bank & Trust Co.	USD	86	NOK	842	02/03/2023	93
State Street Bank & Trust Co.	USD	62	SEK	630	02/03/2023	(1,502)
State Street Bank & Trust Co.	JPY	58,787	USD	439	02/09/2023	(10,923)
State Street Bank & Trust Co.	USD	617	JPY	81,882	02/09/2023	9,927
State Street Bank & Trust Co.	USD	159	CNH	1,113	02/16/2023	2,582
State Street Bank & Trust Co.	USD	340	ZAR	5,981	02/16/2023	11,070
State Street Bank & Trust Co.	EUR	186	USD	199	02/27/2023	(482)
State Street Bank & Trust Co.	USD	649	EUR	611	02/27/2023	7,473
State Street Bank & Trust Co.	USD	362	EUR	336	02/27/2023	(610)
State Street Bank & Trust Co.	CHF	81	USD	88	03/01/2023	(378)
State Street Bank & Trust Co.	USD	182	CHF	168	03/01/2023	558
State Street Bank & Trust Co.	USD	284	SGD	384	03/02/2023	3,007
UBS AG	USD	117	KRW	155,929	01/30/2023	6,396
UBS AG	EUR	3,869	USD	4,084	02/27/2023	(72,512)

						$559,564

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2022, the aggregate market value of these securities amounted to $1,671,257 or 4.3% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

11

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNH—Chinese Yuan Renminbi (Offshore)

EUR—Euro

GBP—Great British Pound

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

REG—Registered Shares

See notes to financial statements.

12

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2022	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $34,531,589)	$37,185,171	(a)
Affiliated issuers (cost $1,144,871)	1,144,871
Foreign currencies, at value (cost $245,090)	246,417
Unrealized appreciation on forward currency exchange contracts	733,670
Unaffiliated dividends receivable	102,602
Receivable for investment securities sold	10,990
Affiliated dividends receivable	4,544
Receivable for capital stock sold	492

Total assets	39,428,757

LIABILITIES
Unrealized depreciation on forward currency exchange contracts	174,106
Payable for investment securities purchased	89,054
Foreign capital gains tax payable	68,740
Audit and tax fee payable	54,371
Custody and accounting fees payable	48,895
Payable for capital stock redeemed	36,559
Administrative fee payable	24,126
Advisory fee payable	23,646
Distribution fee payable	4,546
Transfer Agent fee payable	150
Accrued expenses	17,546

Total liabilities	541,739

NET ASSETS	$38,887,018

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,398
Additional paid-in capital	34,957,901
Distributable earnings	3,926,719

NET ASSETS	$38,887,018

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$18,149,478	1,102,846	$16.46

B	$20,737,540	1,294,699	$16.02

(a)	Includes securities on loan with a value of $602,488 (see Note E).

See notes to financial statements.

13

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2022	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $95,541)	$671,122
Affiliated issuers	34,073
Interest (net of foreign taxes withheld of $219)	1,785
Securities lending income	5,643

712,623

EXPENSES
Advisory fee (see Note B)	323,977
Distribution fee—Class B	57,886
Transfer agency—Class A	1,820
Transfer agency—Class B	2,102
Administrative	91,479
Legal	75,355
Audit and tax	70,830
Custody and accounting	64,747
Printing	23,261
Directors’ fees	18,013
Miscellaneous	14,939

Total expenses	744,409
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(23,666)

Net expenses	720,743

Net investment loss	(8,120)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions(a)	1,389,544
Forward currency exchange contracts	(1,018,247)
Foreign currency transactions	(23,468)
Net change in unrealized appreciation (depreciation) of:
Investments(b)	(16,535,160)
Forward currency exchange contracts	460,815
Foreign currency denominated assets and liabilities	(3,847)

Net loss on investment and foreign currency transactions	(15,730,363)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(15,738,483)

(a)	Net of foreign realized capital gains taxes of $43,495.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $37,430.

See notes to financial statements.

14

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(8,120)	$(131,178)
Net realized gain on investment and foreign currency transactions	347,829	7,230,514
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(16,078,192)	(2,427,956)

Net increase (decrease) in net assets from operations	(15,738,483)	4,671,380
Distributions to Shareholders
Class A	(3,231,780)	(2,543,196)
Class B	(3,834,063)	(3,008,549)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	4,146,604	(1,053,333)

Total decrease	(18,657,722)	(1,933,698)
NET ASSETS
Beginning of period	57,544,740	59,478,438

End of period	$38,887,018	$57,544,740

See notes to financial statements.

15

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2022	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Sustainable International Thematic Portfolio (the “Portfolio”) (formerly known as AB International Growth Portfolio) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 10 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

16

AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2022:

	Level 1		Level 2	Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$2,232,881		$6,656,570	$–0	–	$8,889,451
Financials	1,026,943		7,827,968	–0	–	8,854,911
Health Care	2,969,254		4,073,904	–0	–	7,043,158
Consumer Staples	–0	–	3,862,169	–0	–	3,862,169
Industrials	614,786		2,313,388	–0	–	2,928,174

17

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Materials	$–0	–	$2,684,429		$–0	–	$2,684,429
Consumer Discretionary	579,328		392,543		–0	–	971,871
Utilities	–0	–	807,503		–0	–	807,503
Energy	–0	–	755,534		–0	–	755,534
Communication Services	–0	–	387,971		–0	–	387,971
Short-Term Investments	1,144,871		–0	–	–0	–	1,144,871
Total Investments in Securities	8,568,063		29,761,979	(a)	–0	–	38,330,042
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	–0	–	733,670		–0	–	733,670
Liabilities:
Forward Currency Exchange Contracts	–0	–	(174,106)		–0	–	(174,106)

Total	$8,568,063		$30,321,543		$–0	–	$38,889,606

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

18

AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive its management fee and/or bear expenses of the Portfolio in order to reduce the Portfolio’s total operating expenses by an amount equal to 0.05% on an annual basis of the average net assets for Class A and Class B. For the year ended December 31, 2022, such reimbursements/waivers amounted to $21,599. This fee waiver and/or expense reimbursement agreement extends through May 1, 2023 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2022, the reimbursement for such services amounted to $91,479.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,773 for the year ended December 31, 2022.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2022, such waiver amounted to $2,011.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2022 is as follows:

Portfolio	Market Value 12/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/22 (000)		Dividend Income (000)
Government Money Market Portfolio	$2,635	$11,481	$12,971	$1,145		$34
Government Money Market Portfolio*	1,024	5,811	6,835	–0	–	0	**

Total				$1,145		$34

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to ..50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

19

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$16,035,989		$18,675,829
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$35,778,456

Gross unrealized appreciation	$6,558,692
Gross unrealized depreciation	(4,007,957)

Net unrealized appreciation	$2,550,735

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2022, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty

20

AB Variable Products Series Fund

certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2022, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$733,670	Unrealized depreciation on forward currency exchange contracts	$174,106

Total		$733,670		$174,106

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$(1,018,247)	$460,815

Total		$(1,018,247)	$460,815

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2022:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$21,897,415
Average principal amount of sale contracts	$14,505,568

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$148,186	$(27,502)	$–0	–	$–0	–	$120,684
Barclays Bank PLC/Barclays Capital	7,043	(2,155)	–0	–	–0	–	4,888
Citibank, NA	367,014	(999)	–0	–	–0	–	366,015
Morgan Stanley Capital Services, Inc.	31,125	(16,831)	–0	–	–0	–	14,294
Natwest Markets PLC	124,347	–0	–	–0	–	–0	–	124,347
State Street Bank & Trust Co.	49,559	(43,288)	–0	–	–0	–	6,271
UBS AG	6,396	(6,396)	–0	–	–0	–	–0	–

Total	$733,670	$(97,171)	$–0	–	$–0	–	$636,499	^

21

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Bank of America, NA	$27,502	$(27,502)		$–0	–	$–0	–	$–0	–
Barclays Bank PLC/Barclays Capital	2,155	(2,155)		–0	–	–0	–	–0	–
Citibank, NA	999	(999)		–0	–	–0	–	–0	–
Deutsche Bank AG	3,586	–0	–	–0	–	–0	–	3,586
Goldman Sachs Bank USA	1,104	–0	–	–0	–	–0	–	1,104
JPMorgan Chase Bank	1,356	–0	–	–0	–	–0	–	1,356
Morgan Stanley Capital Services, Inc.	16,831	(16,831)		–0	–	–0	–	–0	–
Standard Chartered Bank	4,773	–0	–	–0	–	–0	–	4,773
State Street Bank & Trust Co.	43,288	(43,288)		–0	–	–0	–	–0	–
UBS AG	72,512	(6,396)		–0	–	–0	–	66,116

Total	$174,106	$(97,171)		$–0	–	$–0	–	$76,935	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the

22

AB Variable Products Series Fund

Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$602,488	$–0–	$631,470	$5,440	$203	$56

*	As of December 31, 2022.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Class A
Shares sold	46,298	25,160	$910,370	$699,611
Shares issued in reinvestment of distributions	182,587	93,984	3,231,780	2,543,196
Shares redeemed	(108,658)	(131,186)	(2,111,779)	(3,650,448)

Net increase (decrease)	120,227	(12,042)	$2,030,371	$(407,641)

Class B
Shares sold	80,711	69,412	$1,510,744	$1,884,980
Shares issued on reinvestment of distributions	222,393	113,359	3,834,063	3,008,549
Shares redeemed	(171,634)	(202,023)	(3,228,574)	(5,539,221)

Net increase (decrease)	131,470	(19,252)	$2,116,233	$(645,692)

At December 31, 2022, certain shareholders of the Portfolio owned 78% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV, than would be the case if the Portfolio were invested in a larger number of companies.

Sector Risk—The Portfolio may have more risk than a more diversified portfolio because it may invest to a significant extent in one or more particular market sectors, such as the information technology or financial services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Portfolio may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Portfolio’s performance may at times be better or worse than the performance of

23

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Portfolio’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

LIBOR Transition and Associated Risk—A Portfolio may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

24

AB Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2022.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Net long-term capital gains	$7,065,843	$5,551,745

Total taxable distributions paid	$7,065,843	$5,551,745

As of December 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed capital gains	$1,447,149
Unrealized appreciation (depreciation)	2,479,570	(a)

Total accumulated earnings (deficit)	$3,926,719

(a)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2022, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

25

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2022	2021	2020	2019	2018
Net asset value, beginning of period	$27.11	$27.56	$23.49	$18.99	$23.15

Income From Investment Operations
Net investment income (loss)(a)(b)	.02	(.02)	(.10)	.08	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.27)	2.29	6.65	5.08	(4.16)

Net increase (decrease) in net asset value from operations	(7.25)	2.27	6.55	5.16	(4.01)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	(.34)	(.13)	(.15)
Distributions from net realized gain on investment transactions	(3.40)	(2.72)	(2.14)	(.53)	–0	–

Total dividends and distributions	(3.40)	(2.72)	(2.48)	(.66)	(.15)

Net asset value, end of period	$16.46	$27.11	$27.56	$23.49	$18.99

Total Return
Total investment return based on net asset value(c)	(27.61)%	8.25%	29.94%	27.53%	(17.41)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,149	$26,641	$27,410	$24,123	$21,522
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.53%	1.23%	1.31%	1.36%	1.27%
Expenses, before waivers/reimbursements(d)‡	1.59%	1.28%	1.37%	1.41%	1.29%
Net investment income (loss)(b)	.12%	(.09)%	(.42)%	.40%	.69%
Portfolio turnover rate	38%	25%	34%	49%	33%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.00%	.00%	.00%	.00%

See footnote summary on page 27.

26

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2022	2021	2020	2019	2018
Net asset value, beginning of period	$26.57	$27.12	$23.15	$18.71	$22.80

Income From Investment Operations
Net investment income (loss)(a)(b)	(.03)	(.09)	(.15)	.03	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.12)	2.26	6.54	5.00	(4.09)

Net increase (decrease) in net asset value from operations	(7.15)	2.17	6.39	5.03	(4.00)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	(.28)	(.06)	(.09)
Distributions from net realized gain on investment transactions	(3.40)	(2.72)	(2.14)	(.53)	–0	–

Total dividends and distributions	(3.40)	(2.72)	(2.42)	(.59)	(.09)

Net asset value, end of period	$16.02	$26.57	$27.12	$23.15	$18.71

Total Return
Total investment return based on net asset value(c)	(27.81)%	8.01%	29.60%	27.23%	(17.60)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,738	$30,904	$32,068	$29,756	$28,169
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.78%	1.48%	1.56%	1.61%	1.52%
Expenses, before waivers/reimbursements(d)‡	1.84%	1.53%	1.62%	1.66%	1.54%
Net investment income (loss)(b)	(.14)%	(.34)%	(.67)%	.15%	.43%
Portfolio turnover rate	38%	25%	34%	49%	33%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.00%	.00%	.00%	.00%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2022, such waiver amounted to .01%.

See notes to financial statements.

27

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Sustainable International Thematic Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Sustainable International Thematic Portfolio (formerly known as AB International Growth Portfolio) (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2023

28

2022 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2022. For Corporate shareholders, 47.07% of dividends paid qualify for the dividends received deduction. The Portfolio designates $7,065,843 of dividends paid as long-term capital gain dividends.

The portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2022, $110,510 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $714,585.

29

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS
Daniel C. Roarty(2), Vice President William Johnston(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP One Manhattan West New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Sustainable Thematic Equities Investment Team. Messrs. Roarty and Johnston are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

30

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas 47 New York, NY 10105 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	73	None

DISINTERESTED DIRECTORS

Garry L. Moody,## Chairman of the Board 70 (2008)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2011 - February 2023.	73	None

31

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016, and serves as Chair of the Audit Committees of such funds since February 2023.	73	None

Marshall C. Turner, Jr. ## 81 (2005)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	73	None

33

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

*	The address for the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

34

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Daniel C. Roarty 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer of Sustainable Thematic Equities.

William Johnston 62	Vice President	Senior Vice President and Director of Quantitative Research of the Adviser** with which he has been associated since prior to 2018. He is a Senior Research Analyst for the Sustainable Thematic Equities Portfolios.

Nancy E. Hay 50	Secretary	Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 48	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

35

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

36

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Sustainable International Thematic Portfolio (formerly AB International Growth Portfolio) (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts

37

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was above the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

38

AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians, after giving effect to a voluntary waiver by the Adviser. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

39

VPS-SIT-0151-1222

DEC    12.31.22

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERNATIONAL VALUE PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2023

The following is an update of AB Variable Products Series Fund—International Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2022.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed- and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Portfolio invests significantly, at least 40%—unless market conditions are not deemed favorable by the Adviser—in securities of non-US companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currency exposures can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser may seek to hedge the currency exposure resulting from a securities position when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio, from time to time, invests in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. Decisions regarding portfolio investments and whether or not to hedge foreign currency exposures are evaluated separately by the Adviser. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities,” and enter into forward commitments.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared with its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the one-, five- and 10-year periods ended December 31, 2022.

During the annual period, all share classes of the Portfolio outperformed the benchmark. Sector selection drove outperformance, relative to the benchmark. Gains from an underweight to the technology sector and an overweight to energy contributed most, while an overweight to consumer discretionary and an underweight to health care detracted. Overall security selection was also positive. Selection within industrials and consumer staples contributed, offsetting losses from selection within consumer discretionary and materials. In terms of country positioning (a result of bottom-up security analysis driven by fundamental research), an overweight to South Korea detracted, while an underweight to Germany contributed.

The Portfolio used derivatives in the form of forwards for hedging purposes, which added to absolute returns during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the annual period ended December 31, 2022. In response to persistently high inflation, central banks—led by the US Federal Reserve (the “Fed”)—took a hawkish pivot, which raised concerns that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back after the Fed announced its first interest-rate hike in March 2022, which was followed by six additional rate raises, including four consecutive 0.75% increases. Equity markets rebounded briefly at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes. Optimism

1

AB Variable Products Series Fund

faded and equity markets gave back gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its higher-for-longer conviction. Both value- and growth-oriented stocks declined for the year. Value stocks significantly outperformed growth stocks, as growth stocks have been pressured more by rising interest rates throughout most of the year. Large-cap stocks narrowly outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Portfolio’s Senior Investment Management Team (the “Team”) has continued to identify opportunities against a changing market backdrop. The Team has flexibility to adjust the Portfolio’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential for equities.

2

INTERNATIONAL VALUE PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after the deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain Portfolio performance information current to the most recent month-end.

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

INTERNATIONAL VALUE PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2022 (unaudited)	1 Year	5 Years[1]	10 Years[1]

International Value Portfolio Class A2	-13.61%	-2.32%	2.76%

International Value Portfolio Class B2	-13.80%	-2.55%	2.51%

MSCI EAFE Index (net)	-14.45%	1.54%	4.67%
1 Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2022, by 0.01%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.90% and 1.15% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2012 TO 12/31/2022 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in International Value Portfolio Class A shares (from 12/31/2012 to 12/31/2022) as compared with the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

5

INTERNATIONAL VALUE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,052.70	$4.55	0.88%
Hypothetical**	$1,000	$1,020.77	$4.48	0.88%

Class B
Actual	$1,000	$1,052.00	$5.84	1.13%
Hypothetical**	$1,000	$1,019.51	$5.75	1.13%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

6

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2022 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Nestle SA (REG)	$9,745,524	3.7%
Roche Holding AG (Genusschein)	9,417,693	3.6
Shell PLC	7,142,933	2.7
Sanofi	6,806,749	2.6
Airbus SE	5,849,998	2.2
NatWest Group PLC	5,758,250	2.2
British American Tobacco PLC	5,615,676	2.1
Repsol SA	5,610,509	2.1
EDP—Energias de Portugal SA	5,564,508	2.1
Koninklijke Ahold Delhaize NV	5,506,729	2.1

	$67,018,569	25.4%

SECTOR BREAKDOWN2

December 31, 2022 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$49,678,889	19.0%
Industrials	44,930,204	17.2
Consumer Discretionary	35,197,873	13.5
Consumer Staples	27,943,923	10.7
Materials	24,858,181	9.5
Health Care	21,292,640	8.2
Communication Services	15,682,227	6.0
Energy	15,100,751	5.8
Utilities	9,671,203	3.7
Information Technology	7,438,692	2.9
Real Estate	4,095,311	1.6
Short-Term Investments	4,933,775	1.9

Total Investments	$260,823,669	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

INTERNATIONAL VALUE PORTFOLIO
COUNTRY BREAKDOWN[1]

December 31, 2022 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$60,118,760	23.1%
United Kingdom	44,791,688	17.2
France	35,554,475	13.6
Switzerland	19,163,217	7.4
Netherlands	10,794,571	4.1
Spain	10,103,985	3.9
Ireland	8,745,150	3.4
Italy	7,375,636	2.8
United States	7,191,616	2.8
Portugal	5,564,508	2.1
South Korea	5,063,501	1.9
Belgium	5,006,599	1.9
Australia	4,805,841	1.8
Other	31,610,347	12.1
Short-Term Investments	4,933,775	1.9

Total Investments	$260,823,669	100.0%

1	The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.5% or less in the following: Austria, Canada, Denmark, Germany, Israel, Luxembourg, Macau, Norway, South Africa and Sweden.

8

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2022	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.2%

FINANCIALS–18.9%
BANKS–15.5%
ABN AMRO Bank NV(a)	381,850	$5,287,842
Banco Bilbao Vizcaya Argentaria SA	746,020	4,493,476
Bank Leumi Le-Israel BM	344,190	2,866,692
Bank of Ireland Group PLC	363,601	3,464,868
BNP Paribas SA	95,180	5,419,467
Erste Group Bank AG	125,600	4,018,598
KBC Group NV	77,760	5,006,599
NatWest Group PLC	1,805,530	5,758,250
Resona Holdings, Inc.	830,800	4,563,097

		40,878,889

DIVERSIFIED FINANCIAL SERVICES–1.0%
ORIX Corp.	161,900	2,591,477

INSURANCE–2.4%
SCOR SE	60,877	1,402,682
Suncorp Group Ltd.(b)	589,760	4,805,841

		6,208,523

		49,678,889

INDUSTRIALS–17.1%
AEROSPACE & DEFENSE–5.3%
Airbus SE	49,200	5,849,998
Saab AB–Class B	81,880	3,226,689
Safran SA	38,390	4,808,494

		13,885,181

ELECTRICAL EQUIPMENT–2.6%
Fuji Electric Co., Ltd.	97,200	3,668,256
Prysmian SpA	87,980	3,268,941

		6,937,197

INDUSTRIAL CONGLOMERATES–3.0%
Hitachi Ltd.	74,000	3,723,405
Melrose Industries PLC	2,572,770	4,144,999

		7,868,404

MACHINERY–4.4%
Alstom SA	100,686	2,463,443
Amada Co., Ltd.	579,100	4,509,654
Kawasaki Heavy Industries Ltd.	200,300	4,649,272

		11,622,369

PROFESSIONAL SERVICES–1.8%
Dip Corp.	71,700	2,050,504
UT Group Co., Ltd.	149,900	2,566,549

		4,617,053

		44,930,204

CONSUMER DISCRETIONARY–13.4%
AUTO COMPONENTS–0.9%
Faurecia SE (Paris)(c)	159,364	$2,412,029

AUTOMOBILES–3.3%
Stellantis NV (Paris)	339,008	4,816,424
Suzuki Motor Corp.	115,600	3,702,359

		8,518,783

HOTELS, RESTAURANTS & LEISURE–2.7%
Entain PLC	253,830	4,042,257
Galaxy Entertainment Group Ltd.	478,000	3,142,683

		7,184,940

HOUSEHOLD DURABLES–2.4%
Persimmon PLC	129,540	1,899,396
Sony Group Corp.	58,000	4,420,851

		6,320,247

SPECIALTY RETAIL–1.2%
Kingfisher PLC	1,095,390	3,112,248

TEXTILES, APPAREL & LUXURY GOODS–2.9%
Burberry Group PLC	200,300	4,869,724
Pandora A/S	39,330	2,779,902

		7,649,626

		35,197,873

CONSUMER STAPLES–10.6%
FOOD & STAPLES RETAILING–2.1%
Koninklijke Ahold Delhaize NV	191,530	5,506,729

FOOD PRODUCTS–6.4%
Morinaga & Co., Ltd./Japan	59,200	1,766,331
Nestle SA (REG)	84,370	9,745,524
Nomad Foods Ltd.(c)	155,760	2,685,302
Salmar ASA	66,920	2,624,361

		16,821,518

TOBACCO–2.1%
British American Tobacco PLC	141,960	5,615,676

		27,943,923

MATERIALS–9.4%
CHEMICALS–3.8%
Arkema SA	43,620	3,923,393
Tosoh Corp.	339,000	4,031,265
Zeon Corp.	219,200	2,205,770

		10,160,428

CONSTRUCTION MATERIALS–2.0%
CRH PLC	132,770	5,280,281

9

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

METALS & MINING–3.6%
Anglo American PLC	90,750	$3,553,759
ArcelorMittal SA	121,640	3,209,123
Endeavour Mining PLC	125,513	2,654,590

		9,417,472

		24,858,181

HEALTH CARE–8.1%
HEALTH CARE EQUIPMENT & SUPPLIES–1.1%
ConvaTec Group PLC(a)	1,023,439	2,866,313

PHARMACEUTICALS–7.0%
Nippon Shinyaku Co., Ltd.	38,800	2,201,885
Roche Holding AG (Genusschein)	29,970	9,417,693
Sanofi	70,590	6,806,749

		18,426,327

		21,292,640

COMMUNICATION SERVICES–6.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.9%
Deutsche Telekom AG (REG)	193,060	3,841,232
Nippon Telegraph & Telephone Corp.	132,900	3,790,109

		7,631,341

ENTERTAINMENT–2.1%
GungHo Online Entertainment, Inc.(b)	136,400	2,203,139
Konami Group Corp.	74,500	3,379,526

		5,582,665

MEDIA–1.0%
Criteo SA (Sponsored ADR)(c)	94,713	2,468,221

		15,682,227

ENERGY–5.7%
ENERGY EQUIPMENT & SERVICES–2.7%
Shell PLC	251,890	7,142,933

OIL, GAS & CONSUMABLE FUELS–3.0%
Cameco Corp.(b)	103,560	2,347,309
Repsol SA	352,485	5,610,509
		7,957,818

		15,100,751

UTILITIES–3.7%
ELECTRIC UTILITIES–3.7%
EDP–Energias de Portugal SA	1,116,294	5,564,508
Enel SpA	763,590	4,106,695

		9,671,203

INFORMATION TECHNOLOGY–2.8%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.8%
NXP Semiconductors NV	15,030	2,375,191
SK Hynix, Inc.	39,520	2,357,921

		4,733,112

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.0%
Samsung Electronics Co., Ltd.	61,640	2,705,580

		7,438,692

REAL ESTATE–1.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT–1.5%
Daito Trust Construction Co., Ltd.	40,000	4,095,311

Total Common Stocks (cost $258,853,802)		255,889,894

SHORT-TERM INVESTMENTS–1.9%
INVESTMENT COMPANIES–1.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.12%(d)(e)(f) (cost $4,933,775)	4,933,775	4,933,775

TOTAL INVESTMENTS–99.1% (cost $263,787,577)		260,823,669
Other assets less liabilities–0.9%		2,433,200

NET ASSETS–100.0%		$263,256,869

10

AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	KRW	6,113,486	USD	4,277	01/30/2023	$(579,315)
Bank of America, NA	USD	270	KRW	354,715	01/30/2023	12,284
Bank of America, NA	USD	793	NOK	7,891	02/03/2023	13,078
Bank of America, NA	USD	6,428	SEK	67,367	02/03/2023	38,653
Bank of America, NA	USD	859	JPY	112,538	02/09/2023	2,531
Bank of America, NA	EUR	797	USD	843	02/27/2023	(13,730)
BNP Paribas SA	USD	1,155	MXN	22,560	01/19/2023	(5)
Citibank, NA	GBP	1,678	USD	1,999	01/18/2023	(30,624)
Citibank, NA	CAD	2,354	USD	1,725	01/19/2023	(13,753)
Citibank, NA	USD	14,398	AUD	22,693	01/19/2023	1,061,404
Goldman Sachs Bank USA	USD	759	AUD	1,126	01/19/2023	8,327
Goldman Sachs Bank USA	JPY	95,131	USD	704	02/09/2023	(24,287)
Morgan Stanley Capital Services, Inc.	BRL	12,100	USD	2,309	01/04/2023	17,274
Morgan Stanley Capital Services, Inc.	USD	1,115	BRL	6,050	01/04/2023	30,598
Morgan Stanley Capital Services, Inc.	USD	1,160	BRL	6,050	01/04/2023	(13,627)
Morgan Stanley Capital Services, Inc.	HKD	6,833	USD	872	01/12/2023	(3,665)
Morgan Stanley Capital Services, Inc.	GBP	697	USD	844	01/18/2023	1,382
Morgan Stanley Capital Services, Inc.	USD	842	GBP	713	01/18/2023	20,492
Morgan Stanley Capital Services, Inc.	ILS	4,967	USD	1,424	01/19/2023	10,304
Morgan Stanley Capital Services, Inc.	USD	1,143	BRL	6,050	02/02/2023	(3,601)
Morgan Stanley Capital Services, Inc.	SEK	7,216	USD	686	02/03/2023	(7,049)
Morgan Stanley Capital Services, Inc.	JPY	253,730	USD	1,839	02/09/2023	(103,533)
Morgan Stanley Capital Services, Inc.	USD	756	EUR	713	02/27/2023	9,879
Morgan Stanley Capital Services, Inc.	USD	5,627	CHF	5,206	03/01/2023	36,919
Morgan Stanley Capital Services, Inc.	USD	3,602	SGD	4,849	03/02/2023	21,722
Natwest Markets PLC	KRW	817,459	USD	574	01/30/2023	(74,994)
Natwest Markets PLC	USD	1,238	CNH	8,856	02/16/2023	46,067
Standard Chartered Bank	USD	336	KRW	425,607	01/30/2023	2,276
State Street Bank & Trust Co.	JPY	23,913	USD	177	02/09/2023	(5,549)
State Street Bank & Trust Co.	USD	1,273	JPY	171,331	02/09/2023	38,191
State Street Bank & Trust Co.	USD	999	EUR	938	02/27/2023	9,076
UBS AG	HKD	5,498	USD	701	01/12/2023	(3,601)
UBS AG	USD	779	GBP	646	01/18/2023	2,452
UBS AG	JPY	284,524	USD	2,128	02/09/2023	(49,717)
UBS AG	EUR	18,606	USD	19,640	02/27/2023	(348,701)

						$107,158

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2022, the aggregate market value of these securities amounted to $8,154,155 or 3.1% of net assets.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Non-income producing security.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

11

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNH—Chinese Yuan Renminbi (Offshore)

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

SEK—Swedish Krona

SGD—Singapore Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

REG—Registered Shares

See notes to financial statements.

12

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2022	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $258,853,802)	$255,889,894	(a)
Affiliated issuers (cost $4,933,775)	4,933,775
Cash collateral due from broker	360,000
Foreign currencies, at value (cost $2,023,750)	2,042,204
Unrealized appreciation on forward currency exchange contracts	1,382,909
Unaffiliated dividends receivable	1,072,882
Affiliated dividends receivable	8,282
Receivable for capital stock sold	2,301

Total assets	265,692,247

LIABILITIES
Unrealized depreciation on forward currency exchange contracts	1,275,751
Payable for capital stock redeemed	430,000
Payable for investment securities purchased	269,580
Advisory fee payable	167,853
Distribution fee payable	47,518
Administrative fee payable	23,813
Transfer Agent fee payable	150
Accrued expenses	220,713

Total liabilities	2,435,378

NET ASSETS	$263,256,869

COMPOSITION OF NET ASSETS
Capital stock, at par	$20,400
Additional paid-in capital	284,174,959
Accumulated loss	(20,938,490)

NET ASSETS	$263,256,869

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$40,196,730	3,103,568	$12.95

B	$223,060,139	17,296,836	$12.90

(a)	Includes securities on loan with a value of $2,758,071 (see Note E).

See notes to financial statements.

13

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2022	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,174,473)	$9,404,597
Affiliated issuers	70,079
Foreign withholding tax reclaims (see Note A.4)	2,207,208
Securities lending income	90,171

11,772,055

EXPENSES
Advisory fee (see Note B)	2,146,146
Distribution fee—Class B	615,141
Transfer agency—Class A	814
Transfer agency—Class B	4,958
Custody and accounting	96,290
Administrative	91,560
Audit and tax	67,598
Legal	39,021
Printing	35,943
Directors’ fees	21,124
Miscellaneous	30,417

Total expenses	3,149,012
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(5,407)

Net expenses	3,143,605

Net investment income	8,628,450

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions(a)	(8,719,745)
Forward currency exchange contracts	1,088,349
Foreign currency transactions	(194,850)
Net change in unrealized appreciation (depreciation) of:
Investments	(49,024,681)
Forward currency exchange contracts	(169,906)
Foreign currency denominated assets and liabilities	(26,033)

Net loss on investment and foreign currency transactions	(57,046,866)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(48,418,416)

(a)	Net of foreign realized capital gains taxes of $77,257.

See notes to financial statements.

14

INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$8,628,450	$7,387,127
Net realized gain (loss) on investment and foreign currency transactions	(7,826,246)	30,673,480
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(49,220,620)	(2,073,096)

Net increase (decrease) in net assets from operations	(48,418,416)	35,987,511
Distributions to Shareholders
Class A	(1,768,399)	(884,118)
Class B	(9,099,819)	(5,171,597)
Return of capital
Class A	(100,200)	–0	–
Class B	(515,610)	–0	–
CAPITAL STOCK TRANSACTIONS
Net decrease	(26,752,504)	(21,428,971)

Total increase (decrease)	(86,654,948)	8,502,825
NET ASSETS
Beginning of period	349,911,817	341,408,992

End of period	$263,256,869	$349,911,817

See notes to financial statements.

15

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2022	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 10 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

16

AB Variable Products Series Fund

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2022:

	Level 1		Level 2	Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$–0	–	$49,678,889	$–0	–	$49,678,889
Industrials	–0	–	44,930,204	–0	–	44,930,204
Consumer Discretionary	–0	–	35,197,873	–0	–	35,197,873

17

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Consumer Staples	$2,685,302		$25,258,621		$–0	–	$27,943,923
Materials	–0	–	24,858,181		–0	–	24,858,181
Health Care	–0	–	21,292,640		–0	–	21,292,640
Communication Services	2,468,221		13,214,006		–0	–	15,682,227
Energy	2,347,309		12,753,442		–0	–	15,100,751
Utilities	–0	–	9,671,203		–0	–	9,671,203
Information Technology	2,375,191		5,063,501		–0	–	7,438,692
Real Estate	–0	–	4,095,311		–0	–	4,095,311
Short-Term Investments	4,933,775		–0	–	–0	–	4,933,775

Total Investments in Securities	14,809,798		246,013,871	(a)	–0	–	260,823,669
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	–0	–	1,382,909		–0	–	1,382,909
Liabilities:
Forward Currency Exchange Contracts	–0	–	(1,275,751)		–0	–	(1,275,751)

Total	$14,809,798		$246,121,029		$–0	–	$260,930,827

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Portfolio may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In consideration of recent decisions rendered by the European courts, the Portfolio filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2009 through 2012. These filings are subject to various administrative and judicial proceedings within these countries. For the year ended December 31, 2022, the Portfolio successfully recovered taxes withheld by France and is reflected in the statement of operations. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

18

AB Variable Products Series Fund

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2022, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2022, the reimbursement for such services amounted to $91,560.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,773 for the year ended December 31, 2022.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2022, such waiver amounted to $4,573.

19

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2022 is as follows:

Portfolio	Market Value 12/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/22 (000)		Dividend Income (000)
Government Money Market Portfolio	$2,076	$78,281	$75,423	$4,934		$70
Government Money Market Portfolio*	3,295	62,488	65,783	–0	–	4

Total				$4,934		$74

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$105,047,217		$137,792,748
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$266,672,496

Gross unrealized appreciation	$24,072,483
Gross unrealized depreciation	(29,906,853)

Net unrealized depreciation	$(5,834,370)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

20

AB Variable Products Series Fund

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2022, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2022, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$1,382,909	Unrealized depreciation on forward currency exchange contracts	$1,275,751

Total		$1,382,909		$1,275,751

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$1,088,349	$(169,906)

Total		$1,088,349	$(169,906)

21

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2022:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$74,821,126
Average principal amount of sale contracts	$72,054,174

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$66,546	$(66,546)	$–0	–	$–0	–	$–0	–
Citibank, NA	1,061,404	(44,377)	–0	–	–0	–	1,017,027
Goldman Sachs Bank USA	8,327	(8,327)	–0	–	–0	–	–0	–
Morgan Stanley Capital Services, Inc.	148,570	(131,475)	–0	–	–0	–	17,095
Natwest Markets PLC	46,067	(46,067)	–0	–	–0	–	–0	–
Standard Chartered Bank	2,276	–0	–	–0	–	–0	–	2,276
State Street Bank & Trust Co.	47,267	(5,549)	–0	–	–0	–	41,718
UBS AG	2,452	(2,452)	–0	–	–0	–	–0	–

Total	$1,382,909	$(304,793)	$–0	–	$–0	–	$1,078,116	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$593,045	$(66,546)	$(360,000)	$–0	–	$166,499
BNP Paribas SA	5	–0	–	–0	–	–0	–	5
Citibank, NA	44,377	(44,377)	–0	–	–0	–	–0	–
Goldman Sachs Bank USA	24,287	(8,327)	–0	–	–0	–	15,960
Morgan Stanley Capital Services, Inc.	131,475	(131,475)	–0	–	–0	–	–0	–
Natwest Markets PLC	74,994	(46,067)	–0	–	–0	–	28,927
State Street Bank & Trust Co.	5,549	(5,549)	–0	–	–0	–	–0	–
UBS AG	402,019	(2,452)	–0	–	–0	–	399,567

Total	$1,275,751	$(304,793)	$(360,000)	–0	–	$610,958	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

22

AB Variable Products Series Fund

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2022 is as follows:

					Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*		Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$2,758,071	$–0	–	$2,895,075	$86,604	$3,567	$834

*	As of December 31, 2022.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Class A
Shares sold	459,051	303,835	$6,374,956	$4,730,676
Shares issued in reinvestment of dividends	143,446	57,915	1,868,599	884,118
Shares redeemed	(372,951)	(394,359)	(5,083,971)	(6,206,137)

Net increase (decrease)	229,546	(32,609)	$3,159,584	$(591,343)

23

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

	SHARES		AMOUNT
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Class B
Shares sold	1,107,715	1,373,223	$14,215,373	$21,413,712
Shares issued on reinvestment of dividends	741,725	342,454	9,615,429	5,171,597
Shares redeemed	(4,064,954)	(3,078,043)	(53,742,890)	(47,422,937)

Net decrease	(2,215,514)	(1,362,366)	$(29,912,088)	$(20,837,628)

At December 31, 2022, certain shareholders of the Portfolio owned 56% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Transition and Associated Risk—A Portfolio may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured

24

AB Variable Products Series Fund

overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2022.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$10,868,218	$6,055,715

Total taxable distributions paid	$10,868,218	$6,055,715

Return of Capital	615,810	–0	–

Total Distribution Paid	$11,484,028	–0	–

As of December 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	(15,063,122	)(a)
Unrealized appreciation (depreciation)	(5,875,368	)(b)

Total accumulated earnings (deficit)	$(20,938,490)

(a)	As of December 31, 2022, the Fund had a net capital loss carryforward of $15,063,122.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales.

25

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2022, the Fund had a net short-term capital loss carryforward of $12,222,950 and a net long-term capital loss carryforward of $2,840,172, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of refunded EU foreign tax reclaims, resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

26

INTERNATIONAL VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2022	2021	2020	2019	2018
Net asset value, beginning of period	$15.72	$14.45	$14.37	$12.38	$16.30

Income From Investment Operations
Net investment income(a)(b)	.44	.37	.18	.28	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.58)	1.22	.14	1.84	(3.94)

Net increase (decrease) in net asset value from operations	(2.14)	1.59	.32	2.12	(3.69)

Less: Dividends and Distributions
Dividends from net investment income	(.60)	(.32)	(.24)	(.13)	(.23)
Return of capital	(.03)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(.63)	(.32)	(.24)	(.13)	(.23)

Net asset value, end of period	$12.95	$15.72	$14.45	$14.37	$12.38

Total Return
Total investment return based on net asset value(c)*	(13.61)%	11.08%	2.46%	17.14%	(22.79)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,197	$45,175	$41,994	$54,042	$57,234
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.88%	.90%	.91%	.90%	.86%
Expenses, before waivers/reimbursements	.89%	.90%	.92%	.90%	.87%
Net investment income(b)	3.24%	2.34%	1.47%	2.10%	1.65%
Portfolio turnover rate	37%	43%	54%	44%	42%

See footnote summary on page 28.

27

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2022	2021	2020	2019	2018
Net asset value, beginning of period	$15.62	$14.34	$14.24	$12.29	$16.15

Income From Investment Operations
Net investment income(a)(b)	.40	.32	.14	.24	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.56)	1.23	.15	1.82	(3.92)

Net increase (decrease) in net asset value from operations	(2.16)	1.55	.29	2.06	(3.69)

Less: Dividends
Dividends from net investment income	(.53)	(.27)	(.19)	(.11)	(.17)
Return of capital	(.03)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(.56)	(.27)	(.19)	(.11)	(.17)

Net asset value, end of period	$12.90	$15.62	$14.34	$14.24	$12.29

Total Return
Total investment return based on net asset value(c)*	(13.80)%	10.86%	2.21%	16.79%	(22.98)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$223,060	$304,737	$299,415	$323,582	$309,576
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.13%	1.15%	1.16%	1.15%	1.11%
Expenses, before waivers/reimbursements	1.14%	1.15%	1.17%	1.15%	1.11%
Net investment income(b)	2.98%	2.08%	1.18%	1.84%	1.50%
Portfolio turnover rate	37%	43%	54%	44%	42%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2022, December 31, 2020 and December 31, 2019 by .01%, .04% and .18%, respectively.

See notes to financial statements.

28

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB International Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Value Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2023

29

2022 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2022.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2022, $647,242 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $10,579,068.

30

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS
Justin Moreau(2), Vice President Avi Lavi(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP One Manhattan West New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s International Value Senior Investment Management Team. Messrs. Moreau and Lavi are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

31

INTERNATIONAL VALUE PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	73	None

INDEPENDENT DIRECTORS

Garry L. Moody## Chairman of the Board 70 (2008)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such Funds from 2011–February 2023.	73	None

32

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

33

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016, and serves as Chair of the Audit Committees of such Funds since February 2023.	73	None

Marshall C. Turner, Jr.## 81 (2005)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	73	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

34

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Justin Moreau 37	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Avi Lavi 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer of Global and International Value Equities.

Nancy E. Hay 50	Secretary	Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 48	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Portfolio Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

35

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

36

INTERNATIONAL VALUE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Portfolio (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

37

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total compensation was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

38

AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above a median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

39

VPS-IV-0151-1222

DEC    12.31.22

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	LARGE CAP GROWTH PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2023

The following is an update of AB Variable Products Series Fund—Large Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2022.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality US companies. The Portfolio invests primarily in the domestic equity securities of companies selected by the Adviser for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in common stocks of large-capitalization companies.

The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in securities issued by US companies, although it may invest in foreign securities. The Adviser’s research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared with its benchmark, the Russell 1000 Growth Index, as well as the broad market as measured by the Standard & Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2022.

All share classes of the Portfolio outperformed the primary benchmark and underperformed the S&P 500 Index for the annual period. Sector selection contributed, relative to the benchmark, especially an overweight to health care and an underweight to consumer discretionary. Underweights to energy and industrials detracted. Overall security selection was negative. Contributions from selection within consumer discretionary and communication services were offset by losses within health care and technology.

The Portfolio did not use derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the annual period ended December 31, 2022. In response to persistently high inflation, central banks—led by the US Federal Reserve (the “Fed”)—took a hawkish pivot, which raised concerns that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back after the Fed announced its first interest-rate hike in March 2022, which was followed by six additional rate raises, including four consecutive 0.75% increases. Equity markets rebounded briefly at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes. Optimism faded and equity markets gave back gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its higher-for-longer conviction. Both value- and growth-oriented stocks declined for the year. Value stocks significantly outperformed growth stocks, as growth stocks have been pressured more by rising interest rates throughout most of the year. Large-cap stocks narrowly outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Portfolio’s Senior Investment Management Team (the “Team”) follows a bottom-up stock-picking methodology that seeks to identify companies that meet its investment criteria of healthy balance sheets, competitive advantages, strong cash-flow generation, transparent business models and sustainable growth. The Portfolio is conservatively positioned amid the current uncertainty in the global macro environment. The Team remains laser-focused on identifying companies that generate high return on assets with high reinvestment-rate opportunities.

1

LARGE CAP GROWTH PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 1000® Growth Index and the S&P 500® Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index represents the performance of large-cap growth companies within the US. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”), than would be the case if the Portfolio were invested in a larger number of companies.

Sector Risk: The Portfolio may have more risk than a more diversified portfolio because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain Portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

LARGE CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2022 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Large Cap Growth Portfolio Class A	-28.51%	11.54%	15.08%

Large Cap Growth Portfolio Class B	-28.69%	11.26%	14.79%

Primary Benchmark: Russell 1000 Growth Index	-29.14%	10.96%	14.10%

S&P 500 Index	-18.11%	9.42%	12.56%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.65% and 0.90% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2012 TO 12/31/2022 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Large Cap Growth Portfolio Class A shares (from 12/31/2012 to 12/31/2022) as compared with the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on page 2.

3

LARGE CAP GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$999.30	$3.28	0.65%	$3.33	0.66%
Hypothetical**	$1,000	$1,021.93	$3.31	0.65%	$3.36	0.66%

Class B
Actual	$1,000	$998.00	$4.53	0.90%	$4.58	0.91%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%	$4.63	0.91%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2022 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Microsoft Corp.	$53,182,963	9.0%
Visa, Inc.—Class A	32,686,258	5.5
UnitedHealth Group, Inc.	32,589,634	5.5
Alphabet, Inc.—Class C	28,360,770	4.8
Vertex Pharmaceuticals, Inc.	22,757,019	3.9
Monster Beverage Corp.	21,201,393	3.6
Home Depot, Inc. (The)	20,135,443	3.4
Zoetis, Inc.	20,124,832	3.4
Costco Wholesale Corp.	18,737,043	3.2
Intuitive Surgical, Inc.	18,595,728	3.1

	$268,371,083	45.4%

SECTOR BREAKDOWN2

December 31, 2022 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$240,144,867	40.5%
Health Care	147,180,943	24.8
Consumer Discretionary	69,549,827	11.7
Consumer Staples	39,938,436	6.7
Communication Services	28,360,770	4.8
Industrials	25,288,363	4.3
Financials	8,217,228	1.4
Materials	6,396,281	1.1
Short-Term Investments	27,716,890	4.7

Total Investments	$592,793,605	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2022	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.6%

INFORMATION TECHNOLOGY–40.6%
COMMUNICATIONS EQUIPMENT–3.5%
Arista Networks, Inc.(a)	106,625	$12,938,944
Motorola Solutions, Inc.	30,123	7,762,998

		20,701,942

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.4%
Amphenol Corp.–Class A	100,376	7,642,629
Cognex Corp.	56,506	2,661,998
Zebra Technologies Corp.–Class A(a)	13,967	3,581,278

		13,885,905

IT SERVICES–8.7%
EPAM Systems, Inc.(a)	36,206	11,866,154
PayPal Holdings, Inc.(a)	100,515	7,158,678
Visa, Inc.–Class A(b)	157,327	32,686,258

		51,711,090

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–6.1%
ASML Holding NV (REG)	10,275	5,614,260
Entegris, Inc.	62,842	4,121,807
NVIDIA Corp.	78,291	11,441,447
QUALCOMM, Inc.	135,197	14,863,558

		36,041,072

SOFTWARE–19.9%
Adobe, Inc.(a)	27,589	9,284,526
Autodesk, Inc.(a)	29,964	5,599,373
Cadence Design Systems, Inc.(a)	27,186	4,367,159
Fortinet, Inc.(a)	270,500	13,224,745
Manhattan Associates, Inc.(a)	21,380	2,595,532
Microsoft Corp.	221,762	53,182,963
Paycom Software, Inc.(a)	3,480	1,079,879
PTC, Inc.(a)	34,002	4,081,600
Roper Technologies, Inc.	25,174	10,877,433
ServiceNow, Inc.(a)	5,651	2,194,114
Synopsys, Inc.(a)	16,955	5,413,562
Tyler Technologies, Inc.(a)	18,312	5,903,972

		117,804,858

		240,144,867

HEALTH CARE–24.9%
BIOTECHNOLOGY–4.3%
Genmab A/S (Sponsored ADR)(a)	63,492	2,690,791
Vertex Pharmaceuticals, Inc.(a)	78,804	22,757,019

		25,447,810

HEALTH CARE EQUIPMENT & SUPPLIES–8.1%
Align Technology, Inc.(a)	10,074	2,124,607
Contra Abiomed, Inc.(a)(c)(d)	11,373	–0	–
Edwards Lifesciences Corp.(a)	195,953	14,620,053
IDEXX Laboratories, Inc.(a)	30,784	12,558,641
Intuitive Surgical, Inc.(a)	70,080	18,595,728

		47,899,029

HEALTH CARE PROVIDERS & SERVICES–5.5%
UnitedHealth Group, Inc.	61,469	32,589,634

HEALTH CARE TECHNOLOGY–1.9%
Veeva Systems, Inc.–Class A(a)	69,134	11,156,845

LIFE SCIENCES TOOLS & SERVICES–1.7%
Illumina, Inc.(a)	11,706	2,366,953
Mettler-Toledo International, Inc.(a)	5,255	7,595,840

		9,962,793

PHARMACEUTICALS–3.4%
Zoetis, Inc.	137,324	20,124,832

		147,180,943

CONSUMER DISCRETIONARY–11.8%
HOTELS, RESTAURANTS & LEISURE–1.0%
Chipotle Mexican Grill, Inc.(a)	4,102	5,691,484

INTERNET & DIRECT MARKETING RETAIL–3.7%
Amazon.com, Inc.(a)	203,960	17,132,640
Etsy, Inc.(a)	38,045	4,557,030

		21,689,670

MULTILINE RETAIL–1.3%
Dollar General Corp.	31,280	7,702,700

SPECIALTY RETAIL–4.2%
Home Depot, Inc. (The)	63,748	20,135,443
Tractor Supply Co.	22,113	4,974,762

		25,110,205

TEXTILES, APPAREL & LUXURY GOODS–1.6%
NIKE, Inc.–Class B	79,957	9,355,768

		69,549,827

CONSUMER STAPLES–6.7%
BEVERAGES–3.6%
Monster Beverage Corp.(a)	208,819	21,201,393

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

FOOD & STAPLES RETAILING–3.1%
Costco Wholesale Corp.	41,045	$18,737,043

		39,938,436

COMMUNICATION SERVICES–4.8%
INTERACTIVE MEDIA & SERVICES–4.8%
Alphabet, Inc.–Class C(a)	319,630	28,360,770

INDUSTRIALS–4.3%
BUILDING PRODUCTS–0.3%
Trex Co., Inc.(a)	45,206	1,913,570

COMMERCIAL SERVICES & SUPPLIES–1.9%
Copart, Inc.(a)	184,839	11,254,846

ELECTRICAL EQUIPMENT–1.1%
AMETEK, Inc.	44,226	6,179,257

MACHINERY–1.0%
IDEX Corp.	26,018	5,940,690

		25,288,363

FINANCIALS–1.4%
CAPITAL MARKETS–1.4%
MSCI, Inc.	17,665	8,217,228

MATERIALS–1.1%
CHEMICALS–1.1%
Sherwin-Williams Co. (The)	26,951	6,396,281

Total Common Stocks (cost $377,522,061)		565,076,715

SHORT-TERM INVESTMENTS–4.7%
INVESTMENT COMPANIES–4.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.12%(e)(f)(g) (cost $27,716,890)	27,716,890	27,716,890

TOTAL INVESTMENTS–100.3% (cost $405,238,951)		592,793,605
Other assets less liabilities–(0.3)%		(1,710,358)

NET ASSETS–100.0%		$591,083,247

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Fair valued by the Adviser.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Affiliated investments.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2022	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $377,522,061)	$565,076,715	(a)
Affiliated issuers (cost $27,716,890)	27,716,890
Cash	1,040,367
Receivable for capital stock sold	183,457
Affiliated dividends receivable	98,970
Unaffiliated dividends receivable	64,902

Total assets	594,181,301

LIABILITIES
Payable for investment securities purchased	2,373,286
Advisory fee payable	307,727
Payable for capital stock redeemed	153,873
Distribution fee payable	72,315
Administrative fee payable	23,089
Transfer Agent fee payable	150
Accrued expenses and other liabilities	167,614

Total liabilities	3,098,054

NET ASSETS	$591,083,247

COMPOSITION OF NET ASSETS
Capital stock, at par	$10,608
Additional paid-in capital	358,321,859
Distributable earnings	232,750,780

NET ASSETS	$591,083,247

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$260,596,141	4,424,636	$58.90

B	$330,487,106	6,183,424	$53.45

(a)	Includes securities on loan with a value of $977,926 (see Note E).

See notes to financial statements.

8

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2022	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $9,261)	$3,350,259
Affiliated issuers	418,029
Interest	258
Securities lending income	28,551

3,797,097

EXPENSES
Advisory fee (see Note B)	3,952,591
Distribution fee—Class B	920,082
Transfer agency—Class A	3,730
Transfer agency—Class B	4,727
Administrative	89,930
Custody and accounting	69,053
Legal	62,135
Audit and tax	43,369
Directors’ fees	26,080
Printing	24,560
Miscellaneous	26,310

Total expenses	5,222,567
Less: expenses waived and reimbursed by the Adviser (see Note B)	(25,357)

Net expenses	5,197,210

Net investment loss	(1,400,113)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	45,381,893
Net change in unrealized appreciation (depreciation) of investments	(289,990,519)

Net loss on investment transactions	(244,608,626)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(246,008,739)

See notes to financial statements.

9

LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(1,400,113)	$(2,891,775)
Net realized gain on investment transactions	45,381,893	83,376,380
Net change in unrealized appreciation (depreciation) of investments	(289,990,519)	123,567,078

Net increase (decrease) in net assets from operations	(246,008,739)	204,051,683
Distributions to Shareholders
Class A	(34,080,651)	(24,139,212)
Class B	(47,132,006)	(32,992,991)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	39,142,914	(12,320,424)

Total increase (decrease)	(288,078,482)	134,599,056
NET ASSETS
Beginning of period	879,161,729	744,562,673

End of period	$591,083,247	$879,161,729

See notes to financial statements.

10

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2022	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Large Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 10 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2022:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$565,076,715		$–0	–	$0	(b)	$565,076,715
Short-Term Investments	27,716,890		–0	–	–0	–	27,716,890

Total Investments in Securities	592,793,605		–0	–	0	(b)	592,793,605
Other Financial Instruments(c)	–0	–	–0	–	–0	–	–0	–

Total	$592,793,605		$–0	–	$0	(b)	$592,793,605

(a)	See Portfolio of Investments for sector classifications.

(b)	The Portfolio held securities with zero market value at period end.

(c)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

12

AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2022, the reimbursement for such services amounted to $89,930.

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,773 for the year ended December 31, 2022.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2022, such waiver amounted to $25,357.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2022 is as follows:

Portfolio	Market Value 12/31/21 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/22 (000)		Dividend Income (000)
Government Money Market Portfolio	$40,409		$156,250	$168,942	$27,717		$418
Government Money Market Portfolio*	–0	–	129	129	–0	–	–0	–

Total					$27,717		$418

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$219,071,511		$248,997,796
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$408,594,554

Gross unrealized appreciation	$211,272,444
Gross unrealized depreciation	(27,073,393)

Net unrealized appreciation	$184,199,051

14

AB Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2022.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2022 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$977,926	$–0–	$1,000,093	$28,551	$–0–	$0	**

*	As of December 31, 2022.

**	Amount is less than $.50.

15

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Class A
Shares sold	292,422	286,696	$18,985,921	$24,946,001
Shares issued in reinvestment of distributions	510,954	275,153	34,080,651	24,139,212
Shares redeemed	(558,038)	(681,760)	(39,512,597)	(58,481,060)

Net increase (decrease)	245,338	(119,911)	$13,553,975	$(9,395,847)

Class B
Shares sold	614,151	433,548	$38,755,142	$33,926,340
Shares issued on reinvestment of distributions	777,885	408,228	47,132,006	32,992,991
Shares redeemed	(929,554)	(897,846)	(60,298,209)	(69,843,908)

Net increase (decrease)	462,482	(56,070)	$25,588,939	$(2,924,577)

At December 31, 2022, certain shareholders of the Portfolio owned 67% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV, than would be the case if the Portfolio were invested in a larger number of companies.

Sector Risk—The Portfolio may have more risk than a more diversified portfolio because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

LIBOR Transition and Associated Risk—A Portfolio may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used

16

AB Variable Products Series Fund

U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2022.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows:

	2022		2021
Distributions paid from:
Ordinary income	$–0	–	$830,314
Net long-term capital gains	81,212,657		56,301,889

Total taxable distributions paid	$81,212,657		$57,132,203

17

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

As of December 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed capital gains	$48,551,729
Unrealized appreciation (depreciation)	184,199,051	(a)

Total accumulated earnings (deficit)	$232,750,780

(a)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2022, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$93.09	$77.09	$61.26	$51.75	$56.34

Income From Investment Operations
Net investment income (loss)(a)(b)	(.05)	(.19)	(.06)	.05	.02
Net realized and unrealized gain (loss) on investment transactions	(25.48)	22.16	21.18	17.18	2.09

Net increase (decrease) in net asset value from operations	(25.53)	21.97	21.12	17.23	2.11

Less: Distributions
Distributions from net realized gain on investment transactions	(8.66)	(5.97)	(5.29)	(7.72)	(6.70)

Net asset value, end of period	$58.90	$93.09	$77.09	$61.26	$51.75

Total Return
Total investment return based on net asset value(c)*	(28.51)%	28.98%	35.49%	34.70%	2.58%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$260,596	$389,051	$331,436	$264,234	$190,899
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.65%	.65%	.66%	.67%	.68%
Expenses, before waivers/reimbursements(d)‡	.65%	.65%	.67%	.68%	.68%
Net investment income (loss)(b)	(.07)%	(.22)%	(.08)%	.09%	.04%
Portfolio turnover rate	34%	17%	33%	38%	46%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.00%

See footnote summary on page 20.

19

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$85.67	$71.51	$57.28	$48.91	$53.70

Income From Investment Operations
Net investment loss(a)(b)	(.20)	(.37)	(.21)	(.09)	(.12)
Net realized and unrealized gain (loss) on investment transactions	(23.36)	20.50	19.73	16.18	2.03

Net increase (decrease) in net asset value from operations	(23.56)	20.13	19.52	16.09	1.91

Less: Distributions
Distributions from net realized gain on investment transactions	(8.66)	(5.97)	(5.29)	(7.72)	(6.70)

Net asset value, end of period	$53.45	$85.67	$71.51	$57.28	$48.91

Total Return
Total investment return based on net asset value(c)*	(28.69)%	28.65%	35.15%	34.37%	2.32%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$330,487	$490,111	$413,127	$322,688	$218,027
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.90%	.90%	.91%	.92%	.93%
Expenses, before waivers/reimbursements(d)‡	.90%	.90%	.92%	.93%	.93%
Net investment loss(b)	(.32)%	(.47)%	(.33)%	(.16)%	(.21)%
Portfolio turnover rate	34%	17%	33%	38%	46%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.00%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2020 and December 31, 2019, such waiver amounted to .01% and .01%, respectively.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2019 by .04%.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Large Cap Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Large Cap Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2023

21

2022 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2022. The Portfolio designates $81,212,657 of dividends paid as long-term capital gain dividends.

22

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS
Frank V. Caruso(2), Vice President John H. Fogarty(2), Vice President Vinay Thapar(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP One Manhattan West New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Large Cap Growth Investment Team. Messrs. Caruso, Fogarty and Thapar are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

LARGE CAP GROWTH PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	73	None

INDEPENDENT DIRECTORS

Garry L. Moody## Chairman of the Board 70 (2008)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2011-February 2023.	73	None

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

25

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016, and serves as Chair of the Audit Committees of such funds since February 2023.	73	None

Marshall C. Turner, Jr.## 81 (2005)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	73	None

26

AB Variable Products Series Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

27

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Frank V. Caruso 66	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer of US Growth Equities.

John H. Fogarty 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Co-Chief Investment Officer—US Growth Equites.

Vinay Thapar 44	Vice President	Senior Vice President of the Adviser**, with which he was associated since prior to 2018. He is also Co-Chief Investment Officer—US Growth Equites.

Nancy E. Hay 50	Secretary	Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 48	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

28

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

29

LARGE CAP GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Large Cap Growth Portfolio (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the

30

AB Variable Products Series Fund

profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

31

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

32

VPS-LCG-0151-1222

DEC    12.31.22

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	SMALL CAP GROWTH PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2023

The following is an update of AB Variable Products Series Fund—Small Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2022.

INVESTMENT OBJECTIVES AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall US market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total US equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.

The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio invests, at times, in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may also invest up to 20% of its total assets in rights or warrants.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared with its benchmark, the Russell 2000 Growth Index, for the one-, five- and 10-year periods ended December 31, 2022.

All share classes of the Portfolio underperformed the benchmark for the annual period. Security selection drove underperformance, relative to the benchmark, led by selection within health care and technology. Security selection within the energy sector contributed. Sector selection was also negative, as overweights to energy and technology detracted from returns and offset gains from underweights to real estate and communication services.

The Portfolio did not use derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the annual period ended December 31, 2022. In response to persistently high inflation, central banks—led by the US Federal Reserve (the “Fed”)—took a hawkish pivot, which raised concerns that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back after the Fed announced its first interest-rate hike in March 2022, which was followed by six additional rate raises, including four consecutive 0.75% increases. Equity markets rebounded briefly at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes. Optimism faded and equity markets gave back gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its higher-for-longer conviction. Both value- and growth-oriented stocks declined for the year. Value stocks significantly outperformed growth stocks, as growth stocks have been pressured more by rising interest rates throughout most of the year. Large-cap stocks narrowly outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Portfolio continues to be built from the bottom up, with an emphasis on companies that can deliver fundamental outperformance. The Portfolio remains overweight in secular growth companies that have unique drivers or company-specific initiatives to support their future earnings growth, regardless of the macro backdrop. At the end of the reporting period, technology reflected the Portfolio’s largest overweight, with health care the largest underweight.

1

SMALL CAP GROWTH PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 2000® Growth Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index represents the performance of small-cap growth companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Sector Risk: The Portfolio may have more risk than a more diversified portfolio because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain Portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

SMALL CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2022 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Small Cap Growth Portfolio Class A	-39.09%	6.77%	10.84%

Small Cap Growth Portfolio Class B	-39.26%	6.51%	10.56%

Russell 2000 Growth Index	-26.36%	3.51%	9.20%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.08% and 1.31% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Portfolio’s annual operating expense ratios (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 0.90% and 1.15% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2012 to 12/31/2022 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Small Cap Growth Portfolio Class A shares (from 12/31/2012 to 12/31/2022) as compared with the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on page 2.

3

SMALL CAP GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$997.80	$4.53	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%

Class B
Actual	$1,000	$996.70	$5.79	1.15%
Hypothetical**	$1,000	$1,019.41	$5.85	1.15%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

4

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2022 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
ChampionX Corp.	$950,524	1.9%
Texas Roadhouse, Inc.	929,509	1.9
Herc Holdings, Inc.	881,914	1.8
Novanta, Inc.	842,666	1.7
Hilton Grand Vacations, Inc.	834,314	1.7
Saia, Inc.	831,591	1.7
Matador Resources Co.	827,862	1.7
MACOM Technology Solutions Holdings, Inc.	822,393	1.7
Magnolia Oil & Gas Corp.—Class A	814,067	1.6
Houlihan Lokey, Inc.	785,399	1.6

	$8,520,239	17.3%

SECTOR BREAKDOWN2

December 31, 2022 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$11,505,505	23.1%
Health Care	9,675,172	19.4
Industrials	9,545,913	19.1
Consumer Discretionary	7,711,518	15.5
Energy	4,684,079	9.4
Financials	3,985,935	8.0
Consumer Staples	1,597,768	3.2
Materials	470,230	0.9
Short-Term Investments	707,221	1.4

Total Investments	$49,883,341	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2022	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.0%

INFORMATION TECHNOLOGY–23.2%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–4.1%
Allegro MicroSystems, Inc.(a)	20,721	$622,045
Littelfuse, Inc.	2,647	582,869
Novanta, Inc.(a)	6,202	842,666

		2,047,580

IT SERVICES–3.3%
DigitalOcean Holdings, Inc.(a)	12,400	315,828
Flywire Corp.(a)	24,760	605,877
Shift4 Payments, Inc.–Class A(a)	12,412	694,203

		1,615,908

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–6.4%
Lattice Semiconductor Corp.(a)	9,810	636,473
MACOM Technology Solutions Holdings, Inc.(a)	13,058	822,393
Onto Innovation, Inc.(a)	7,734	526,608
Silicon Laboratories, Inc.(a)	4,908	665,868
Universal Display Corp.	4,740	512,110

		3,163,452

SOFTWARE–9.4%
Blackline, Inc.(a)	9,090	611,484
Braze, Inc.–Class A(a)	14,238	388,413
Elastic NV(a)	6,100	314,150
Enfusion, Inc.–Class A(a)	8,262	79,894
Five9, Inc.(a)	8,340	565,952
Instructure Holdings, Inc.(a)	17,080	400,355
Manhattan Associates, Inc.(a)	5,781	701,813
Monday.com Ltd.(a)	3,666	447,252
Smartsheet, Inc.–Class A(a)	13,816	543,798
SPS Commerce, Inc.(a)	4,870	625,454

		4,678,565

		11,505,505

HEALTH CARE–19.5%
BIOTECHNOLOGY–9.2%
ADC Therapeutics SA(a)	13,090	50,266
Arrowhead Pharmaceuticals, Inc.(a)	11,139	451,798
Ascendis Pharma A/S (ADR)(a)	2,165	264,411
Blueprint Medicines Corp.(a)	6,830	299,222
Coherus Biosciences, Inc.(a)	27,778	220,002
Erasca, Inc.(a)	8,000	34,480
Insmed, Inc.(a)	16,309	325,854
Intellia Therapeutics, Inc.(a)	7,442	259,651
IVERIC bio, Inc.(a)	18,970	406,148
Karuna Therapeutics, Inc.(a)	2,660	522,690
Legend Biotech Corp. (ADR)(a)	5,524	275,758
Natera, Inc.(a)	9,587	385,110
Relay Therapeutics, Inc.(a)	11,133	166,327
Ultragenyx Pharmaceutical, Inc.(a)	5,268	244,066

Vir Biotechnology, Inc.(a)	9,789	247,760
Viridian Therapeutics, Inc.(a)	7,510	219,367
Zentalis Pharmaceuticals, Inc.(a)	10,347	208,388

		4,581,298

HEALTH CARE EQUIPMENT & SUPPLIES–6.2%
AtriCure, Inc.(a)	15,728	698,009
iRhythm Technologies, Inc.(a)	5,314	497,762
Lantheus Holdings, Inc.(a)	13,410	683,374
Silk Road Medical, Inc.(a)	11,686	617,605
Treace Medical Concepts, Inc.(a)	25,352	582,842

		3,079,592

HEALTH CARE PROVIDERS & SERVICES–1.8%
Guardant Health, Inc.(a)	9,850	267,920
Inari Medical, Inc.(a)	9,562	607,761

		875,681

LIFE SCIENCES TOOLS & SERVICES–1.3%
Repligen Corp.(a)	3,865	654,383

PHARMACEUTICALS–1.0%
Intra-Cellular Therapies, Inc.(a)	9,150	484,218

		9,675,172

INDUSTRIALS–19.2%
AEROSPACE & DEFENSE–3.8%
Axon Enterprise, Inc.(a)	3,363	558,022
Curtiss-Wright Corp.	3,830	639,572
Hexcel Corp.	11,920	701,492

		1,899,086

BUILDING PRODUCTS–0.8%
Armstrong World Industries, Inc.	5,560	381,360

COMMERCIAL SERVICES & SUPPLIES–1.3%
Tetra Tech, Inc.	4,502	653,645

CONSTRUCTION & ENGINEERING–0.8%
Comfort Systems USA, Inc.	3,600	414,288

ELECTRICAL EQUIPMENT–1.2%
Shoals Technologies Group, Inc.–Class A(a)	23,949	590,822

MACHINERY–3.9%
Esab Corp.	12,320	578,054
ITT, Inc.	8,895	721,385
Middleby Corp. (The)(a)	4,875	652,763

		1,952,202

PROFESSIONAL SERVICES–2.8%
FTI Consulting, Inc.(a)	3,970	630,436
Insperity, Inc.	6,721	763,506

		1,393,942

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

ROAD & RAIL–1.7%
Saia, Inc.(a)	3,966	$831,591

TRADING COMPANIES & DISTRIBUTORS–2.9%
Herc Holdings, Inc.	6,703	881,914
SiteOne Landscape Supply, Inc.(a)	4,663	547,063

		1,428,977

		9,545,913

CONSUMER DISCRETIONARY–15.5%
AUTO COMPONENTS–1.5%
Fox Factory Holding Corp.(a)	8,201	748,177

DIVERSIFIED CONSUMER SERVICES–0.5%
European Wax Center, Inc.–Class A	21,436	266,878

HOTELS, RESTAURANTS & LEISURE–7.1%
Hilton Grand Vacations, Inc.(a)	21,648	834,314
Life Time Group Holdings, Inc.(a)	37,897	453,248
Planet Fitness, Inc.–Class A(a)	9,913	781,145
Texas Roadhouse, Inc.	10,220	929,509
Wingstop, Inc.	3,870	532,589

		3,530,805

HOUSEHOLD DURABLES–1.5%
Lovesac Co. (The)(a)	10,291	226,505
Skyline Champion Corp.(a)	9,615	495,269

		721,774

MULTILINE RETAIL–1.4%
Driven Brands Holdings, Inc.(a)	24,942	681,166

SPECIALTY RETAIL–3.5%
Five Below, Inc.(a)	3,107	549,535
Floor & Decor Holdings, Inc.–Class A(a)	322	22,421
Lithia Motors, Inc.	2,315	473,973
National Vision Holdings, Inc.(a)	18,493	716,789

		1,762,718

		7,711,518

ENERGY–9.4%
ENERGY EQUIPMENT & SERVICES–4.8%
ChampionX Corp.	32,788	950,524

Helmerich & Payne, Inc.	15,240	755,447
TechnipFMC PLC(a)	56,710	691,295

		2,397,266

OIL, GAS & CONSUMABLE FUELS–4.6%
DTE Midstream LLC	11,670	644,884
Magnolia Oil & Gas Corp.–Class A	34,715	814,067
Matador Resources Co.	14,463	827,862

		2,286,813

		4,684,079

FINANCIALS–8.0%
BANKS–1.3%
First Financial Bankshares, Inc.	19,721	678,402

CAPITAL MARKETS–4.6%
Houlihan Lokey, Inc.	9,011	785,399
P10, Inc.–Class A	22,451	239,552
StepStone Group, Inc.–Class A	24,006	604,471
Stifel Financial Corp.	11,084	646,973

		2,276,395

INSURANCE–2.1%
RLI Corp.	790	103,704
Ryan Specialty Holdings, Inc.(a)(b)	14,420	598,574
Trupanion, Inc.(a)(b)	6,919	328,860

		1,031,138

		3,985,935

CONSUMER STAPLES–3.2%
FOOD & STAPLES RETAILING–2.7%
Chefs’ Warehouse, Inc. (The)(a)	20,381	678,280
Grocery Outlet Holding Corp.(a)	22,060	643,931

		1,322,211

FOOD PRODUCTS–0.5%
Vital Farms, Inc.(a)	18,469	275,557

		1,597,768

MATERIALS–1.0%
CHEMICALS–1.0%
Element Solutions, Inc.	25,851	470,230

Total Common Stocks (cost $47,840,896)		49,176,120

7

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–1.4%
INVESTMENT COMPANIES–1.4%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.12%(c)(d)(e) (cost $707,221)	707,221	$707,221

TOTAL INVESTMENTS–100.4% (cost $48,548,117)		49,883,341
Other assets less liabilities–(0.4)%		(179,620)

NET ASSETS–100.0%		$49,703,721

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2022	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $47,840,896)	$49,176,120	(a)
Affiliated issuers (cost $707,221)	707,221
Receivable for capital stock sold	39,210
Receivable for investment securities sold	18,248
Unaffiliated dividends receivable	11,552
Affiliated dividends receivable	4,251

Total assets	49,956,602

LIABILITIES
Payable for investment securities purchased	84,979
Custody and accounting fees payable	50,320
Audit and tax fee payable	41,538
Advisory fee payable	24,337
Administrative fee payable	24,159
Distribution fee payable	7,045
Payable for capital stock redeemed	4,910
Transfer Agent fee payable	150
Accrued expenses	15,443

Total liabilities	252,881

NET ASSETS	$49,703,721

COMPOSITION OF NET ASSETS
Capital stock, at par	$6,693
Additional paid-in capital	58,983,103
Accumulated loss	(9,286,075)

NET ASSETS	$49,703,721

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$17,212,519	1,892,450	$9.10

B	$32,491,202	4,800,585	$6.77

(a)	Includes securities on loan with a value of $918,088 (see Note E).

See notes to financial statements.

9

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2022	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$232,091
Affiliated issuers	24,549
Securities lending income	17,549

274,189

EXPENSES
Advisory fee (see Note B)	430,112
Distribution fee—Class B	91,770
Transfer agency—Class A	1,406
Transfer agency—Class B	2,505
Administrative	91,828
Custody and accounting	51,159
Audit and tax	44,549
Legal	27,102
Printing	23,720
Directors’ fees	18,198
Miscellaneous	9,364

Total expenses	791,713
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(184,795)

Net expenses	606,918

Net investment loss	(332,729)

REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(9,386,634)
Net change in unrealized appreciation (depreciation) of investments	(23,397,350)

Net loss on investment transactions	(32,783,984)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(33,116,713)

See notes to financial statements.

10

SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(332,729)	$(923,010)
Net realized gain (loss) on investment transactions	(9,386,634)	27,157,393
Net change in unrealized appreciation (depreciation) of investments	(23,397,350)	(16,424,739)

Net increase (decrease) in net assets from operations	(33,116,713)	9,809,644
Distributions to Shareholders
Class A	(8,363,912)	(6,896,383)
Class B	(17,518,976)	(12,934,512)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	22,329,390	(22,734,728)

Total decrease	(36,670,211)	(32,755,979)
NET ASSETS
Beginning of period	86,373,932	119,129,911

End of period	$49,703,721	$86,373,932

See notes to financial statements.

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2022	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 10 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The Portfolio may (i) make additional exceptions that, in the Adviser’s judgment, do not adversely affect the Adviser’s ability to manage the Portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that the Adviser believes will adversely affect its ability to manage the Portfolio; and (iii) close and/or reopen the Portfolio to new or existing Contractholders at any time.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party

12

AB Variable Products Series Fund

broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2022:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$49,176,120		$–0	–	$–0	–	$49,176,120
Short-Term Investments	707,221		–0	–	–0	–	707,221
Total Investments in Securities	49,883,341		–0	–	–0	–	49,883,341
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$49,883,341		$–0	–	$–0	–	$49,883,341

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .90% and 1.15% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2022, such

14

AB Variable Products Series Fund

reimbursements/waivers amounted to $183,246. This fee waiver and/or expense reimbursement agreement extends through May 1, 2023 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2022, the reimbursement for such services amounted to $91,828.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,773 for the year ended December 31, 2022.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2022, such waiver amounted to $1,475.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2022 is as follows:

Portfolio	Market Value 12/31/21 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/22 (000)		Dividend Income (000)
Government Money Market Portfolio	$540		$18,289	$18,122	$707		$25
Government Money Market Portfolio*	–0	–	5,936	5,936	–0	–	1

Total					$707		$26

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$38,321,533		$42,327,850
U.S. government securities	–0	–	–0	–

15

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$50,687,829

Gross unrealized appreciation	$6,976,189
Gross unrealized depreciation	(7,780,677)

Net unrealized depreciation	$(804,488)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2022.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

16

AB Variable Products Series Fund

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$918,088	$–0–	$941,487	$16,177	$1,372	$74

*	As of December 31, 2022.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Class A
Shares sold	108,682	66,661	$1,527,332	$1,842,053
Shares issued in reinvestment of distributions	801,909	276,519	8,363,912	6,896,383
Shares redeemed	(303,311)	(251,156)	(4,515,651)	(7,040,357)

Net increase	607,280	92,024	$5,375,593	$1,698,079

Class B
Shares sold	977,425	739,631	$10,088,393	$18,335,639
Shares issued on reinvestment of distributions	2,254,695	609,831	17,518,976	12,934,512
Shares redeemed	(964,903)	(2,160,255)	(10,653,572)	(55,702,958)

Net increase (decrease)	2,267,217	(810,793)	$16,953,797	$(24,432,807)

At December 31, 2022, certain shareholders of the Portfolio owned 66% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Sector Risk—The Portfolio may have more risk than a more diversified portfolio because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

LIBOR Transition and Associated Risk—A Portfolio may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different

17

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2022.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$3,792,639	$2,673,240
Net long-term capital gains	22,090,249	17,157,655

Total taxable distributions paid	$25,882,888	$19,830,895

18

AB Variable Products Series Fund

As of December 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(8,487,162	)(a)
Unrealized appreciation (depreciation)	(798,913	)(b)

Total accumulated earnings (deficit)	$(9,286,075)

(a)	As of December 31, 2022, the Portfolio had a net capital loss carryforward of $8,487,162.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of passive foreign investment companies (PFICs) and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2022, the Portfolio had a net short-term capital loss carryforward of $6,456,756 and a net long-term capital loss carryforward of $2,030,406, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss and taxable overdistributions resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

19

SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2022	2021	2020	2019	2018
Net asset value, beginning of period	$25.13	$28.76	$19.92	$16.58	$17.53

Income From Investment Operations
Net investment loss(a)(b)	(.06)	(.20)	(.13)	(.08)	(.13)
Net realized and unrealized gain (loss) on investment transactions	(8.86)	2.87	10.49	6.02	.14	(c)
Contributions from Affiliates	–0	–	–0	–	–0	–	.00	(d)	–0	–

Net increase (decrease) in net asset value from operations	(8.92)	2.67	10.36	5.94	.01

Less: Distributions
Distributions from net realized gain on investment transactions	(7.11)	(6.30)	(1.52)	(2.60)	(.96)

Net asset value, end of period	$ 9.10	$25.13	$28.76	$19.92	$16.58

Total Return
Total investment return based on net asset value(e)*	(39.09)%	9.46%	53.98%	36.40%	(.89)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,213	$32,295	$34,314	$27,167	$22,724
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	.90%	.91%	.90%	.90%	1.06%
Expenses, before waivers/reimbursements(f)(g)	1.22%	1.08%	1.09%	1.16%	1.15%
Net investment loss(b)	(.42)%	(.71)%	(.60)%	(.39)%	(.65)%
Portfolio turnover rate	67%	67%	103%	69%	73%

See footnote summary on page 22.

20

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2022	2021	2020	2019	2018
Net asset value, beginning of period	$21.35	$25.36	$17.75	$15.03	$16.00

Income From Investment Operations
Net investment loss(a)(b)	(.07)	(.24)	(.16)	(.11)	(.16)
Net realized and unrealized gain (loss) on investment transactions	(7.40)	2.53	9.29	5.43	.15	(c)
Contributions from Affiliates	–0	–	–0	–	–0	–	.00	(d)	–0	–

Net increase (decrease) in net asset value from operations	(7.47)	2.29	9.13	5.32	(.01)

Less: Distributions
Distributions from net realized gain on investment transactions	(7.11)	(6.30)	(1.52)	(2.60)	(.96)

Net asset value, end of period	$ 6.77	$21.35	$25.36	$17.75	$15.03

Total Return
Total investment return based on net asset value(e)*	(39.26)%	9.20%	53.64%	36.01%	(1.11)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,491	$54,079	$84,816	$50,978	$40,096
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	1.15%	1.15%	1.15%	1.15%	1.30%
Expenses, before waivers/reimbursements(f)(g)	1.47%	1.31%	1.33%	1.42%	1.40%
Net investment loss(b)	(.67)%	(.96)%	(.84)%	(.64)%	(.88)%
Portfolio turnover rate	67%	67%	103%	69%	73%

See footnote summary on page 22.

21

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2018, such waiver amounted to .01%.

(g)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended December 31,
	2022	2021	2020	2019	2018
Class A
Net of waivers/reimbursements	.90%	.90%	.90%	.90%	1.06%
Before waivers/reimbursements	1.22%	1.07%	1.09%	1.16%	1.15%
Class B
Net of waivers/reimbursements	1.15%	1.15%	1.15%	1.15%	1.30%
Before waivers/reimbursements	1.47%	1.31%	1.33%	1.42%	1.40%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2021 and December 31, 2018 by .03% and .05%, respectively.

See notes to financial statements.

22

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Small Cap Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Small Cap Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2023

23

2022 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2022. For corporate shareholders, 4.62% of dividends paid qualify for the dividends received deduction. The Portfolio designates $22,090,249 of dividends paid as long-term capital gain dividends.

24

SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan*, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS
Bruce K. Aronow(2)*, Vice President Esteban Gomez(2), Vice President Samantha S. Lau(2), Vice President Heather Pavlak(2), Vice President Wen-Tse Tseng(2), Vice President	Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP One Manhattan West New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Messrs. Aronow, Gomez and Tseng, and Mses. Lau and Pavlak are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

*	Mr. Aronow is expected to retire from the Adviser effective December 31, 2023.

25

SMALL CAP GROWTH PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	73	None

DISINTERESTED DIRECTORS

Garry L. Moody## Chairman of the Board 70 (2008)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2011 - February 2023.	73	None

26

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

27

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016, and serves as Chair of the Audit Committees of such funds since February 2023.	73	None

Marshall C. Turner, Jr. ## 81 (2005)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	73	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

28

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Bruce K. Aronow# 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Co-Chief Investment Officer of Small and SMID Cap Growth Equities.

Esteban Gomez 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Samantha S. Lau 50	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2018. She is also Co-Chief Investment Officer of US Small and SMID Cap Growth Equities.

Heather Pavlak 39	Vice President	Vice President of the Adviser**, with which she has been associated since 2018. Before joining the Adviser in 2018, she spent four years at Schroders Investment Management as an equity research analyst.

Wen-Tse Tseng 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Nancy E. Hay 50	Secretary	Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 48	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www. abfunds.com, for a free prospectus or SAI.

#	Mr. Aronow is expected to retire from the Adviser effective December 31, 2023.

29

SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

30

SMALL CAP GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Growth Portfolio (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

31

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

32

AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above a median. After reviewing and discussing the Adviser’s explanation for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

33

VPS-SCG 0151-1222

DEC    12.31.22

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	SMALL/MID CAP VALUE PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2023

The following is an update of AB Variable Products Series Fund—Small/Mid Cap Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2022.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of small- to mid-capitalization companies. Because the Portfolio’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Portfolio’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities issued by non-US companies.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared with its primary benchmark, the Russell 2500 Value Index, as well as the Russell 2500 Index, which represents small-/mid-cap stocks, for the one-, five- and 10-year periods ended December 31, 2022.

All share classes of the Portfolio underperformed the primary benchmark and outperformed the Russell 2500 Index for the annual period. Security selection within consumer staples and industrials detracted most, relative to the primary benchmark, while selection within technology and consumer discretionary contributed. Overall sector selection also detracted from performance. An underweight to energy and an overweight to consumer discretionary detracted the most, while underweights to real estate and communication services contributed.

The Portfolio did not use derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the annual period ended December 31, 2022. In response to persistently high inflation, central banks—led by the US Federal Reserve (the “Fed”)—took a hawkish pivot, which raised concerns that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back after the Fed announced its first interest-rate hike in March 2022, which was followed by six additional rate raises, including four consecutive 0.75% increases. Equity markets rebounded briefly at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes. Optimism faded and equity markets gave back gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its higher-for-longer conviction. Both value- and growth-oriented stocks declined for the year. Value stocks significantly outperformed growth stocks, as growth stocks have been pressured more by rising interest rates throughout most of the year. Large-cap stocks narrowly outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Portfolio’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it believes are undervalued companies with solid fundamentals, without sacrificing the Portfolio’s deep-value discipline. The Team remains focused on attractively valued opportunities, which the Team believes are widespread across most industry sectors and regions. The Portfolio’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

1

SMALL/MID CAP VALUE PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 2500® Value Index and the Russell 2500™ Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of small- to mid-cap value companies within the US. The Russell 2500 Index represents the performance of 2,500 small- to mid-cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain Portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

SMALL/MID CAP VALUE PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2022 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Small/Mid Cap Value Portfolio Class A	-15.63%	3.88%	9.33%

Small/Mid Cap Value Portfolio Class B	-15.82%	3.62%	9.06%

Primary Benchmark: Russell 2500 Value Index	-13.08%	4.75%	8.93%

Russell 2500 Index	-18.37%	5.89%	10.03%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.80% and 1.05% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2012 TO 12/31/2022 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Small/Mid Cap Value Portfolio Class A shares (from 12/31/2012 to 12/31/2022) as compared with the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on page 2.

3

SMALL/MID CAP VALUE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,051.20	$4.14	0.80%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%

Class B
Actual	$1,000	$1,049.80	$5.42	1.05%
Hypothetical**	$1,000	$1,019.91	$5.35	1.05%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

4

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2022 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Berry Global Group, Inc.	$12,417,156	1.9%
IDACORP, Inc.	11,116,531	1.7
First Citizens BancShares, Inc./NC—Class A	11,109,974	1.7
Comerica, Inc.	10,564,172	1.6
Zions Bancorp NA	10,428,704	1.6
Integra LifeSciences Holdings Corp.	10,137,456	1.5
Tapestry, Inc.	10,032,557	1.5
Envista Holdings Corp.	10,026,252	1.5
Vertiv Holdings Co.	9,992,700	1.5
Wintrust Financial Corp.	9,985,193	1.5

	$105,810,695	16.0%

SECTOR BREAKDOWN2

December 31, 2022 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$156,326,095	23.7%
Industrials	140,989,162	21.4
Consumer Discretionary	104,963,469	15.9
Information Technology	63,450,554	9.6
Real Estate	41,423,224	6.3
Health Care	40,092,301	6.1
Materials	39,549,805	6.0
Energy	29,552,079	4.5
Utilities	16,188,835	2.4
Consumer Staples	15,623,066	2.4
Communication Services	7,267,326	1.1
Short-Term Investments	4,206,385	0.6

Total Investments	$659,632,301	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2022	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.4%

FINANCIALS–23.7%
BANKS–12.7%
Comerica, Inc.	158,028	$10,564,172
First BanCorp./Puerto Rico	675,820	8,596,430
First Citizens BancShares, Inc./NC–Class A	14,650	11,109,974
First Hawaiian, Inc.	374,740	9,758,229
Synovus Financial Corp.	228,332	8,573,867
Texas Capital Bancshares, Inc.(a)	147,122	8,872,928
Webster Financial Corp.	129,552	6,132,992
Wintrust Financial Corp.	118,140	9,985,193
Zions Bancorp NA	212,138	10,428,704

		84,022,489

CAPITAL MARKETS–3.4%
Cboe Global Markets, Inc.	53,460	6,707,626
Moelis & Co.–Class A	165,797	6,361,631
Stifel Financial Corp.	154,997	9,047,175

		22,116,432

INSURANCE–6.7%
American Financial Group, Inc./OH	52,440	7,198,963
Everest Re Group Ltd.	22,257	7,373,076
Hanover Insurance Group, Inc. (The)	60,410	8,163,203
Kemper Corp.	129,070	6,350,244
Reinsurance Group of America, Inc.	54,157	7,695,168
Selective Insurance Group, Inc.	83,465	7,395,834

		44,176,488

THRIFTS & MORTGAGE FINANCE–0.9%
BankUnited, Inc.	176,941	6,010,686

		156,326,095

INDUSTRIALS–21.4%
AEROSPACE & DEFENSE–1.4%
Spirit AeroSystems Holdings, Inc.–Class A	307,220	9,093,712

AIRLINES–1.1%
Alaska Air Group, Inc.(a)	175,080	7,517,935

BUILDING PRODUCTS–1.1%
Masonite International Corp.(a)	89,759	7,235,473

CONSTRUCTION & ENGINEERING–4.9%
AECOM	105,400	8,951,622
Arcosa, Inc.	152,487	8,286,144
Dycom Industries, Inc.(a)	86,905	8,134,308
Fluor Corp.(a)	200,070	6,934,426

		32,306,500

ELECTRICAL EQUIPMENT–3.9%
Regal Rexnord Corp.	78,740	9,447,225

Company	Shares	U.S. $ Value

Sensata Technologies Holding PLC	160,740	$6,490,681
Vertiv Holdings Co.	731,530	9,992,700

		25,930,606

MACHINERY–2.1%
Oshkosh Corp.	67,350	5,939,597
Timken Co. (The)	106,930	7,556,743

		13,496,340

MARINE–1.0%
Star Bulk Carriers Corp.(b)	322,910	6,209,559

PROFESSIONAL SERVICES–1.6%
Korn Ferry	85,230	4,314,343
Robert Half International, Inc.	84,145	6,212,425

		10,526,768

ROAD & RAIL–2.9%
Knight-Swift Transportation Holdings, Inc.	183,979	9,642,340
RXO, Inc.(a)	56,671	974,741
XPO, Inc.(a)	259,420	8,636,092

		19,253,173

TRADING COMPANIES & DISTRIBUTORS–1.4%
Herc Holdings, Inc.	71,590	9,419,096

		140,989,162

CONSUMER DISCRETIONARY–15.9%
AUTO COMPONENTS–1.7%
Dana, Inc.	320,205	4,844,702
Goodyear Tire & Rubber Co. (The)(a)	637,200	6,467,580

		11,312,282

DIVERSIFIED CONSUMER SERVICES–1.2%
ADT, Inc.	882,033	8,000,039

HOTELS, RESTAURANTS & LEISURE–3.2%
Dine Brands Global, Inc.	99,760	6,444,496
Hilton Grand Vacations, Inc.(a)	202,510	7,804,735
Papa John’s International, Inc.	85,782	7,060,717

		21,309,948

HOUSEHOLD DURABLES–3.3%
KB Home	197,480	6,289,738
PulteGroup, Inc.	214,820	9,780,754
Taylor Morrison Home Corp.(a)	178,739	5,424,729

		21,495,221

SPECIALTY RETAIL–2.8%
Bath & Body Works, Inc.	155,110	6,536,335
Sally Beauty Holdings, Inc.(a)	442,040	5,534,341

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Williams-Sonoma, Inc.(b)	54,089	$6,215,908

		18,286,584

TEXTILES, APPAREL & LUXURY GOODS–3.7%
Carter’s, Inc.(b)	70,990	5,296,564
Ralph Lauren Corp.(b)	87,350	9,230,274
Tapestry, Inc.	263,460	10,032,557

		24,559,395

		104,963,469

INFORMATION TECHNOLOGY–9.6%
COMMUNICATIONS EQUIPMENT–0.8%
Lumentum Holdings, Inc.(a)	95,630	4,989,017

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.0%
Avnet, Inc.	174,990	7,276,084
Belden, Inc.	80,954	5,820,593

		13,096,677

IT SERVICES–1.0%
Genpact Ltd.	146,591	6,790,095

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.4%
Kulicke & Soffa Industries, Inc.(b)	125,988	5,576,229
ON Semiconductor Corp.(a)	52,230	3,257,585
Synaptics, Inc.(a)	73,507	6,994,926

		15,828,740

SOFTWARE–3.4%
ACI Worldwide, Inc.(a)	333,970	7,681,310
CommVault Systems, Inc.(a)	131,016	8,233,045
NortonLifeLock, Inc.	318,790	6,831,670

		22,746,025

		63,450,554

REAL ESTATE–6.3%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–6.3%
Broadstone Net Lease, Inc.–Class A	356,621	5,780,826
Camden Property Trust	71,003	7,943,816
Cousins Properties, Inc.	182,340	4,611,379
CubeSmart	215,162	8,660,271
Physicians Realty Trust	545,291	7,890,361
STAG Industrial, Inc.	202,308	6,536,571

		41,423,224

HEALTH CARE–6.1%
HEALTH CARE EQUIPMENT & SUPPLIES–3.1%
Envista Holdings Corp.(a)	297,780	10,026,252

Company	Shares	U.S. $ Value

Integra LifeSciences Holdings Corp.(a)	180,800	$10,137,456

		20,163,708

HEALTH CARE PROVIDERS & SERVICES–2.3%
Acadia Healthcare Co., Inc.(a)	114,270	9,406,707
Pediatrix Medical Group, Inc.(a)	401,570	5,967,330

		15,374,037

LIFE SCIENCES TOOLS & SERVICES–0.7%
Syneos Health, Inc.(a)	124,170	4,554,556

		40,092,301

MATERIALS–6.0%
CHEMICALS–2.0%
Huntsman Corp.	321,740	8,841,415
Innospec, Inc.	41,140	4,231,661

		13,073,076

CONTAINERS & PACKAGING–1.9%
Berry Global Group, Inc.	205,480	12,417,156

METALS & MINING–2.1%
ATI, Inc.(a)	291,691	8,709,893
Reliance Steel & Aluminum Co.	26,426	5,349,680

		14,059,573

		39,549,805

ENERGY–4.5%
ENERGY EQUIPMENT & SERVICES–1.2%
Helmerich & Payne, Inc.	152,310	7,550,007

OIL, GAS & CONSUMABLE FUELS–3.3%
Cameco Corp.	300,030	6,801,680
HF Sinclair Corp.	134,085	6,957,670
Magnolia Oil & Gas Corp.–Class A	351,502	8,242,722

		22,002,072

		29,552,079

UTILITIES–2.4%
ELECTRIC UTILITIES–1.7%
IDACORP, Inc.	103,074	11,116,531

GAS UTILITIES–0.7%
Southwest Gas Holdings, Inc.	81,970	5,072,304

		16,188,835

CONSUMER STAPLES–2.4%
FOOD PRODUCTS–2.4%
Hain Celestial Group, Inc. (The)(a)	358,554	5,801,404
Nomad Foods Ltd.(a)	569,702	9,821,662

		15,623,066

7

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMUNICATION SERVICES–1.1%
MEDIA–1.1%
Criteo SA (Sponsored ADR)(a)	278,869	$7,267,326

Total Common Stocks (cost $624,537,339)		655,425,916

SHORT-TERM INVESTMENTS–0.6%
INVESTMENT COMPANIES–0.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.12%(c)(d)(e) (cost $4,206,385)	4,206,385	4,206,385

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.0% (cost $628,743,724)		659,632,301

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.0%
INVESTMENT COMPANIES–0.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.12%(c)(d)(e) (cost $206,550)	206,550	$206,550

TOTAL INVESTMENTS–100.0% (cost $628,950,274)		659,838,851
Other assets less liabilities–0.0%		(166,987)

NET ASSETS–100.0%		$659,671,864

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2022	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $624,537,339)	$655,425,916	(a)
Affiliated issuers (cost $4,412,935—including investment of cash collateral for securities loaned of $206,550)	4,412,935
Unaffiliated dividends receivable	739,270
Receivable for investment securities sold	163,097
Receivable for capital stock sold	155,068
Affiliated dividends receivable	15,479

Total assets	660,911,765

LIABILITIES
Advisory fee payable	424,914
Payable for collateral received on securities loaned	206,550
Payable for investment securities purchased	190,308
Payable for capital stock redeemed	142,445
Distribution fee payable	92,689
Custody and accounting fees payable	69,045
Administrative fee payable	23,813
Transfer Agent fee payable	150
Accrued expenses	89,987

Total liabilities	1,239,901

NET ASSETS	$659,671,864

COMPOSITION OF NET ASSETS
Capital stock, at par	$40,049
Additional paid-in capital	568,717,304
Distributable earnings	90,914,511

NET ASSETS	$659,671,864

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$228,585,755	13,749,893	$16.62

B	$431,086,109	26,299,199	$16.39

(a)	Includes securities on loan with a value of $23,023,521 (see Note E).

See notes to financial statements.

9

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2022	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $28,414)	$12,751,544
Affiliated issuers	53,295
Interest	436
Securities lending income	88,417

12,893,692

EXPENSES
Advisory fee (see Note B)	5,377,044
Distribution fee—Class B	1,179,028
Transfer agency—Class A	2,212
Transfer agency—Class B	4,246
Administrative	91,559
Custody and accounting	89,619
Legal	61,595
Audit and tax	53,170
Directors’ fees	26,753
Printing	17,429
Miscellaneous	26,234

Total expenses	6,928,889
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(3,799)

Net expenses	6,925,090

Net investment income	5,968,602

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	56,175,509
Foreign currency transactions	523
Net change in unrealized appreciation (depreciation) of investments	(192,080,807)

Net loss on investment and foreign currency transactions	(135,904,775)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(129,936,173)

See notes to financial statements.

10

SMALL/MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,968,602	$6,457,732
Net realized gain on investment transactions	56,176,032	128,124,776
Net change in unrealized appreciation (depreciation) of investments	(192,080,807)	91,844,970

Net increase (decrease) in net assets from operations	(129,936,173)	226,427,478
Distributions to Shareholders
Class A	(39,063,484)	(2,074,675)
Class B	(74,247,640)	(3,152,352)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	52,787,833	(26,229,493)

Total increase (decrease)	(190,459,464)	194,970,958
NET ASSETS
Beginning of period	850,131,328	655,160,370

End of period	$659,671,864	$850,131,328

See notes to financial statements.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2022	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 10 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

12

AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2022:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$655,425,916		$–0	–	$–0	–	$655,425,916
Short-Term Investments	4,206,385		–0	–	–0	–	4,206,385
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	206,550		–0	–	–0	–	206,550

Total Investments in Securities	659,838,851		–0	–	–0	–	659,838,851
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$659,838,851		$–0	–	$–0	–	$659,838,851

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

13

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2022, there were no expenses waived by the Adviser.

14

AB Variable Products Series Fund

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2022, the reimbursement for such services amounted to $91,559.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,773 for the year ended December 31, 2022.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2022, such waiver amounted to $3,653.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2022 is as follows:

Portfolio	Market Value 12/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,852	$168,981	$166,627	$4,206	$53
Government Money Market Portfolio*	20	24,456	24,269	207	8

Total				$4,413	$61

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$303,830,385		$353,349,848
U.S. government securities	–0	–	–0	–

15

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$631,636,084

Gross unrealized appreciation	$90,632,053
Gross unrealized depreciation	(62,429,286)

Net unrealized appreciation	$28,202,767

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2022.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

16

AB Variable Products Series Fund

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$23,023,521	$206,550	$23,471,669	$80,371	$8,046	$146

*	As of December 31, 2022.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Class A
Shares sold	914,008	1,695,215	$18,069,372	$36,964,186
Shares issued in reinvestment of dividends and distributions	2,264,550	95,343	39,063,484	2,074,675
Shares redeemed	(1,637,209)	(2,370,503)	(32,043,197)	(50,998,841)

Net increase (decrease)	1,541,349	(579,945)	$25,089,659	$(11,959,980)

Class B
Shares sold	1,801,924	5,030,121	$35,459,120	$108,632,675
Shares issued on reinvestment of dividends and distributions	4,359,814	146,485	74,247,640	3,152,352
Shares redeemed	(4,193,215)	(6,011,642)	(82,008,586)	(126,054,540)

Net increase (decrease)	1,968,523	(835,036)	$27,698,174	$(14,269,513)

At December 31, 2022, certain shareholders of the Portfolio owned 71% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may underperform the market generally.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

17

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

LIBOR Transition and Associated Risk—A Portfolio may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2022.

18

AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$53,540,355	$5,227,027
Net long-term capital gains	59,770,769	–0	–

Total taxable distributions paid	$113,311,124	$5,227,027

As of December 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$10,056,569
Undistributed capital gains	52,655,176
Unrealized appreciation (depreciation)	28,202,767	(a)

Total accumulated earnings (deficit)	$90,914,512

(a)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2022, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J:

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

19

SMALL/MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2022	2021	2020	2019	2018
Net asset value, beginning of period	$23.46	$17.39	$17.91	$16.93	$21.68

Income From Investment Operations
Net investment income(a)(b)	.19	.21	.17	.16	.13
Net realized and unrealized gain (loss) on investment transactions	(3.74)	6.03	.20	3.04	(3.04)

Net increase (decrease) in net asset value from operations	(3.55)	6.24	.37	3.20	(2.91)

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.17)	(.16)	(.11)	(.11)
Distributions from net realized gain on investment transactions	(3.07)	–0	–	(.73)	(2.11)	(1.73)

Total dividends and distributions	(3.29)	(.17)	(.89)	(2.22)	(1.84)

Net asset value, end of period	$16.62	$23.46	$17.39	$17.91	$16.93

Total Return
Total investment return based on net asset value(c)*	(15.63)%	35.95%	3.37%	20.10%	(15.03)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$228,586	$286,390	$222,441	$211,046	$188,052
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80%	.80%	.83%	.82%	.81%
Expenses, before waivers/reimbursements	.80%	.80%	.83%	.83%	.81%
Net investment income(b)	1.00%	.98%	1.17%	.90%	.61%
Portfolio turnover rate	42%	54%	58%	33%	39%

See footnote summary on page 21.

20

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2022	2021	2020	2019	2018
Net asset value, beginning of period	$23.17	$17.19	$17.72	$16.75	$21.48

Income From Investment Operations
Net investment income(a)(b)	.14	.16	.13	.12	.07
Net realized and unrealized gain (loss) on investment transactions	(3.68)	5.95	.18	3.02	(3.02)

Net increase (decrease) in net asset value from operations	(3.54)	6.11	.31	3.14	(2.95)

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.13)	(.11)	(.06)	(.05)
Distributions from net realized gain on investment transactions	(3.07)	–0	–	(.73)	(2.11)	(1.73)

Total dividends and distributions	(3.24)	(.13)	(.84)	(2.17)	(1.78)

Net asset value, end of period	$16.39	$23.17	$17.19	$17.72	$16.75

Total Return
Total investment return based on net asset value(c)*	(15.82)%	35.60%	3.05%	19.90%	(15.29)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$431,086	$563,741	$432,719	$423,246	$374,941
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%	1.05%	1.08%	1.07%	1.06%
Expenses, before waivers/reimbursements	1.05%	1.05%	1.08%	1.08%	1.06%
Net investment income(b)	.74%	.73%	.91%	.65%	.36%
Portfolio turnover rate	42%	54%	58%	33%	39%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2018 by .07%.

See notes to financial statements.

21

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Small/Mid Cap Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Small/Mid Cap Value Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2023

22

2022 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2022. For corporate shareholders, 22.67% of dividends paid qualify for the dividends received deduction. The Portfolio designates $59,770,769 of dividends paid as long-term capital gain dividends.

23

SMALL/MID CAP VALUE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS
James W. MacGregor(2), Vice President Erik A. Turenchalk(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP One Manhattan West New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Small/Mid-Cap Value Senior Investment Management Team. Messrs. MacGregor and Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

24

SMALL/MID CAP VALUE PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	73	None

INDEPENDENT DIRECTORS

Garry L. Moody## Chairman of the Board 70 (2008)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2011–February 2023.	73	None

25

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

26

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016, and serves as Chair of the Audit Committees of such funds since February 2023.	73	None

Marshall C. Turner, Jr.## 81 (2005)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	73	None

27

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

28

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

James W. MacGregor 55	Vice President	Senior Vice President and Chief Investment Officer of US Small and Mid-Cap Value Equities of the Adviser**, with which he has been associated since prior to 2018. He is also Head - US Value Equities since 2019.

Erik A. Turenchalk 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Nancy E. Hay 50	Secretary	Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 48	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618 or visit www.abfunds.com, for a free prospectus or SAI.

29

SMALL/MID CAP VALUE PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

30

SMALL/MID CAP VALUE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small/Mid Cap Value Portfolio (the “Fund”) at a meeting held in person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

31

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

32

AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

33

VPS-SMCV-0151-1222

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Balanced Hedged Allocation Portfolio	2021	72,197	—	34,220
	2022	75,807	—	13,457
AB Sustainable Global Thematic Portfolio	2021	41,926	—	24,819
	2022	44,022	—	1,816
AB Growth & Income Portfolio	2021	31,404	—	19,713
	2022	32,974	—	2,648
AB Sustainable International Thematic Portfolio	2021	41,926	—	28,698
	2022	44,022	—	3,551
AB International Value Portfolio	2021	41,926	—	26,898
	2022	44,022	—	20,557
AB Large Cap Growth Portfolio	2021	31,404	—	17,925
	2022	32,974	—	1,831
AB Small Cap Growth Portfolio	2021	31,404	—	17,664
	2022	32,974	—	2,696
AB Small/Mid Cap Value Portfolio	2021	35,613	—	22,877
	2022	37,394	—	6,897
AB Dynamic Asset Allocation Portfolio	2021	85,147	—	37,771
	2022	89,404	—	16,219
AB Global Risk Allocation-Moderate Portfolio	2021	36,029	—	22,497
	2022	58,830	—	14,577

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Balanced Hedged Allocation Portfolio	2021	$1,153,105	$34,220
			—
			$(34,220)
	2022	$1,998,140	$13,457
			—
			(13,457)
AB Sustainable Global Thematic Portfolio	2021	$1,143,703	$24,819
			—
			$(24,819)
	2022	$1,986,499	$1,816
			—
			(1,816)
AB Growth & Income Portfolio	2021	$1,138,598	$19,713
			$—
			$(19,713)
	2022	$1,987,331	$2,648
			—
			(2,648)
AB Sustainable International Thematic Portfolio	2021	$1,147,583	$28,698
			—
			$(28,698)
	2022	$1,988,234	$3,551
			—
			(3,551)
AB International Value Portfolio	2021	$1,145,783	$26,898
			—
			$(26,898)
	2022	$2,005,240	$20,557
			—
			(20,557)
AB Large Cap Growth Portfolio	2021	$1,136,810	$17,925
			—
			$(17,925)
	2022	$1,986,514	$1,831
			—
			(1,831)
AB Small Cap Growth Portfolio	2021	$1,136,549	$17,664
			—
			$(17,664)
	2022	$1,987,379	$2,696
			—
			(2,696)
AB Small/Mid Cap Value Portfolio	2021	$1,141,762	$22,877
			—
			$(22,877)
	2022	$1,991,580	$6,897
			—
			(6,897)
AB Dynamic Asset Allocation Portfolio	2021	$1,156,656	$37,771
			—
			$(37,771)
	2022	$2,000,902	$16,219
			—
			(16,219)
AB Global Risk Allocation-Moderate Portfolio	2021	$1,141,382	$22,497
			—
			$(22,497)
	2022	$1,999,260	$14,577
			—
			(14,577)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Variable Products Series Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: March 3, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: March 3, 2023